As filed with the Securities and Exchange Commission on November 18, 2014

File No. 333-143656

811-09065

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 7	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 54	☒

(Check appropriate box or boxes.)

PHLVIC Variable Universal Life Account

(Exact Name of Registrant)

PHL Variable Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(800) 447-4312

(Depositor’s Telephone Number, including Area Code)

John H. Beers, Esq.

PHL Variable Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Phoenix Benefit Choice VUL®

PHLVIC Variable Universal Life Account
Issued by: PHL Variable Insurance Company (“PHL Variable”)
(a wholly owned subsidiary of Phoenix Life Insurance Company)
PROSPECTUS	December 19, 2014
This prospectus describes a flexible premium, variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the PHLVIC Variable Universal Life Account (“Separate Account”). The investment options purchase shares of the following funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
❖   Invesco V.I. American Franchise Fund – Series I Shares
❖   Invesco V.I. Equity and Income Fund – Series II Shares
ALPS Variable Investment Trust – Class II
❖   Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
❖   Ibbotson Balanced ETF Asset Allocation Portfolio
❖   Ibbotson Growth ETF Asset Allocation Portfolio
❖   Ibbotson Income and Growth ETF Asset Allocation Portfolio
Calvert Variable Products, Inc.-Class 1
❖   Calvert VP S&P MidCap 400 Index Portfolio
Deutsche Investments VIT Funds – Class A 1
❖   Deutsche Equity 500 Index VIP 2
❖   Deutsche Small Cap Index VIP 3
Federated Insurance Series
❖   Federated Fund for U.S. Government Securities II
❖   Federated High Income Bond Fund II – Primary Shares
❖   Federated Prime Money Fund II
Fidelity® Variable Insurance Products – Service Class
❖   Fidelity® VIP Contrafund® Portfolio
❖   Fidelity® VIP Growth Opportunities Portfolio
❖   Fidelity® VIP Growth Portfolio
❖   Fidelity® VIP Investment Grade Bond Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2
❖   Franklin Income VIT Fund 4
❖   Franklin Mutual Shares VIT Fund 5
❖   Templeton Developing Markets VIT Fund 6
❖   Templeton Foreign VIT Fund 7
❖   Templeton Growth VIT Fund 8
Lord Abbett Series Fund, Inc. – Class VC
❖   Lord Abbett Bond-Debenture Portfolio
❖   Lord Abbett Growth and Income Portfolio
❖   Lord Abbett Mid Cap Stock Portfolio
Neuberger Berman Advisers Management Trust – Class S
❖   Neuberger Berman Advisers Management Trust Guardian Portfolio
❖    Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio
Oppenheimer Variable Account Funds – Service Shares
❖   Oppenheimer Capital Appreciation Fund/VA
❖   Oppenheimer Global Fund/VA
❖   Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust – Advisor Class
❖   PIMCO CommodityRealReturn® Strategy Portfolio
❖   PIMCO Real Return Portfolio
❖   PIMCO Total Return Portfolio
Sentinel Variable Products Trust
❖   Sentinel Variable Products Balanced Fund
❖   Sentinel Variable Products Bond Fund
❖   Sentinel Variable Products Common Stock Fund
❖   Sentinel Variable Products Mid Cap Fund
❖   Sentinel Variable Products Small Company Fund
Virtus Variable Insurance Trust – Class A Shares 9
❖   Virtus Capital Growth Series
❖   Virtus Growth and Income Series
❖   Virtus International Series
❖   Virtus Multi-Sector Fixed Income Series
❖   Virtus Real Estate Securities Series
❖   Virtus Small-Cap Growth Series
❖   Virtus Small-Cap Value Series
❖   Virtus Strategic Allocation Series
Wanger Advisors Trust
❖   Wanger International
❖   Wanger International Select
❖   Wanger Select
❖   Wanger USA
See Appendix A for additional information.1Name change effective August 11, 2014. Previously known as DWS Investments VIT Funds. 2Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP. 3Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP. 4Name change effective May 1, 2014. Previously known as Franklin Income Securities Fund. 5Name change effective May 1, 2014. Previously known as Mutual Shares Securities Fund. 6Name change effective May 1, 2014. Previously known as Templeton Developing Markets Securities Fund. 7Name change effective May 1, 2014. Previously known as Templeton Foreign Securities Fund. 8Name change effective May 1, 2014. Previously known as Templeton Growth Securities Fund. 9Share class assigned, effective May 1, 2013.
It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.
The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. The word or term will appear in italics the first time it appears on that page.
Page
amount at risk	25
base face amount	19
Company	11
coverage layer	8
Good order	14
investment options	5
investment options	11
modified endowment contract (“MEC”)	36
monthly calculation day	25
monthly deduction amount	25
net surrender value	22
No Lapse Guarantee period	32
No Lapse Guarantee premium	32
PHL Variable	11
Phoenix	11
Phoenix Life	11
PNX	11
policy anniversary	16
policy date	16
policy value	18
policy year	16
preferred loan	23
Termination	32
total cumulative premium test	32
total face amount	19
valuation date	17
7-pay test	36

Summary of Benefits and Risks

Most of the terms used throughout this prospectus are described within the text where they first appear.
This prospectus contains information about all material rights and features of the variable life policy that you should understand before investing. This summary describes the basic benefits and risks of the policy.
Summary of Policy Benefits
Death Benefits
This policy is a flexible premium variable universal life insurance policy. The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies. You have a choice of two death benefit options with the policy:
❖	Death Benefit Option A will equal the policy’s face amount, or the minimum death benefit if greater.
❖	Death Benefit Option B will equal the face amount plus the policy value, or the minimum death benefit if greater.
The minimum death benefit is equal to the policy value on the date of death increased by a percentage taken from a table in the policy based on the attained age of the insured person at the beginning of the policy year in which death occurs.
The death benefit we pay will be reduced by any unpaid policy loan amounts and, unless the No Lapse Guarantee is in effect, unpaid policy charges.
You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option A.
Surrenders and Withdrawals
While the insured is living, you may surrender the policy for its net surrender value. The net surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.
Beginning in the second policy year, subject to certain limitations, you may take withdrawals from the policy. You may incur a partial surrender charge on the amount withdrawn.
A withdrawal is not permitted if it would reduce the net surrender value to zero or would reduce the face amount below the minimum face amount for the policy. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse.
Surrenders and withdrawals may have adverse tax consequences.
Loans
Generally, you may borrow up to 100% of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We count any outstanding loans and loan interest toward the applicable limit. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
Investment Choices
You may direct your premium to a wide variety ofinvestment options available through the Separate Account, and to the Guaranteed Interest Accounts. Each investment option of the Separate Account invests directly in an underlying fund. You may generally transfer policy value among any of the Separate Account investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes. Your ability to make transfers is limited by (1) our minimum transfer amount, generally $500 per transfer, (2) limitations on transfers into and from the Guaranteed Interest Accounts contained in the policy and (3) restrictions on frequent trading and market timing activity imposed by us and the underlying funds. Each of these limitations is described in this prospectus. Otherwise, the policy does not limit the right to make transfers among the Separate Account investment options.
Asset Allocation and Strategic Programs
You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at our sole discretion.
Flexible Premiums
This policy allows for flexible premiums, which means that, within limitations, you may choose the amount of premium to allocate to the policy. The only premium you must pay is the minimum initial premium. Unless your initial premium is sufficient to keep the policy in force over time, additional premium payments may be required to prevent policy lapse. The minimum premium we will accept is $25.00.
Other Available Insurance Benefits
The following additional coverages and features may be available to you by rider. We currently make the following optional riders available with the policy. These riders increase a policy’s charges.

•	Alternate Surrender Value Rider
•	Disability Payment of Specified Premium Rider (maximum issue age is 60)
•	Individual Increasing Term Rider
•	Individual Level Term Rider
We also attach the following riders to the policy at issue:
•	Accelerated Benefit Rider (not available in Massachusetts and Washington)-a transaction fee applies when you use this rider
•	Life Plan Options Rider-attached automatically at issue for policies with face amounts of $1,000,000 or more
•	No Lapse Guarantee Rider (maximum issue age is 70)
•	Overloan Protection Rider-a transaction fee applies when you use this rider
The riders may involve extra cost to you as indicated in the Fee Tables in this prospectus.
Your Right to Cancel the Policy
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us at the VULA within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.
Summary of Policy Risks
Suitability Risk
Variable life insurance is designed for long-term financial planning, and the policy is not suitable as a short-term investment. Additionally, this policy is not suitable if you intend to utilize short-term trading strategies. Surrender charges apply during the first ten policy years and the first ten years following an increase in the policy face amount, and in the first fifteen years on supplemental death benefit coverage provided by the Individual Level Term Rider. Therefore, it may not be appropriate for you to purchase a policy if you may need to withdraw all or part of your policy value during the first few policy years. Also, while the policy offers a variety of available investment options and the potential for appreciation, the policy is a life insurance contract containing policy charges and charges associated with the investment options of the Separate Account. These charges will reduce the investment performance of your policy.
Replacements
Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “free look” period.
Conflicts of Interest
Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution” section of this prospectus.
Tax Effects
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Accounts are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes. Additionally, certain circumstances may cause a policy to become a modified endowment contract or (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions from a MEC policy received prior to the policyowner’s attainment of age 59½ are subject to a 10% penalty tax.
Risk of Lapse
Your policy will be at risk of terminating if the policy value less policy loans and accrued loan interest is not sufficient to cover the monthly charges due and the policy does not have a No Lapse Guarantee in effect. Your policy value will be reduced by the amount of any withdrawal, applicable withdrawal charge, loan, and loan interest due. Additionally, poor investment experience will also decrease your policy value. Therefore, these factors increase the risk that your policy will lapse, requiring you to make additional premium payments to keep the policy in force. Before your policy terminates, you will have a grace period during which we will alert you to an impending lapse and give you an opportunity to keep the policy in force by paying a specified amount. If the policy lapses, you may be given the opportunity to reinstate it by making the required premium payment and satisfying our other reinstatement requirements.
Investment Risk
The value of your policy will fluctuate with the performance of the Separate Account investment options you select. The investment options may decline in value and the underlying funds may not meet their stated objectives or perform to your expectations. You bear the investment risk, whether a gain or a loss, for any premium allocated to the Separate Account investment options. A comprehensive discussion of an underlying fund’s risks may be found in that fund’s prospectus.
Transfer Risk
Transfers or deposits to the Guaranteed Interest Accounts are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in the prospectus. Additionally, we reserve the right to reject or restrict transfers among investment options if we or an underlying fund determine the transfers reflect disruptive trading. Minimum balance and minimum transfer limits also apply.
Early Surrender Risk
This policy is designed to be held for the long-term. Surrender charges apply to surrenders, withdrawals, and face amount decreases taken in the first ten policy years, and, if you have increased the base face amount since the policy was issued, for the ten-year period following the date of any increase affected by the surrender, withdrawal, or face amount decrease. If your policy has the Individual Level Term Rider, surrender charges apply to surrenders, withdrawals, and face amount decreases made against that coverage for the first fifteen policy years. It is possible that a policy will have little or no net surrender value during the early policy years.
Limitations on Access to Cash Value
No loans will be allowed at issue of this policy other than loans carried from another policy as part of an exchange under Section 1035 of the Code. When available, loans are subject to maximum and minimum amounts. Withdrawals from the policy are not available in the first policy year. When available, withdrawals are subject to maximum and minimum amounts and we reserve the right to charge a withdrawal fee of $25.00 per withdrawal. Withdrawals may reduce the policy face amount and may be subject to a partial surrender charge. Because of these charges and restrictions, there will be less cash value available for loans and withdrawals in the policy’s early years.
Policy Charge Risk
We have the right to increase certain non-guaranteed policy and rider charges up to the guaranteed maximum charges shown in the Fee Tables included in the following pages.
The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. There are two tables describing the policy charges. The table below describes the fees and expenses that you will pay at the time that you make premium payments, surrender the policy, transfer policy value between investment options, or exercise the certain riders.
Fee Tables

Transaction Fees
Charge	When Deducted	Amount Deducted
Premium Expense Charge	Upon premium payment	Maximum of 8% of each premium payment
Surrender Charge[1,2,4]	Upon surrender during the first ten policy years	Initial charge ranges from a maximum of $60.00 to a minimum of $3.00 per $1,000 of face amount
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$13.00 per $1,000 of face amount
Partial Surrender Charge[2,3,4,6]	1) Upon withdrawal of policy value; and 2) Upon face amount decrease	Initial charge ranges from a maximum of $60.00 to a minimum of $3.00 per $1,000 of face amount
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class, assuming a partial surrender in the first policy year at the end of the month:
$13.00 per $1,000 of face amount

Charge	When Deducted	Amount Deducted
Transfer Charge	Upon transfer	Maximum of $25 per transfer after the first twelve transfers; not currently charged.
Withdrawal Fee[6]	Upon withdrawal	Maximum of $25.00 for each withdrawal; not currently charged.
Acceleration of Death Benefit Rider Charge	Upon exercise of the option	$300.00
Overloan Protection Option Charge[5]	On the next monthly calculation day following exercise of the option	3.5% of the policy value
Individual Level Term Rider Surrender Charge[2,4]	Upon surrender during the first fifteen policy years	Initial charge ranges from a maximum of $60.00 to a minimum of $3.00 per $1,000 of face amount
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A in preferred plus risk class:
$13.00 per $1,000 of face amount
[1]	This charge is incurred only if there is a full surrender. Each of the base face amount of the policy at issue and any increase in the base face amount is considered a coverage layer. Separate surrender charges apply to each coverage layer.
[2]	A surrender charge is applicable for 10 years from the policy date for the initial face amount and for 10 years from the date any additional coverage layer is added, and for 15 years from the policy date for coverage provided by the Individual Level Term Rider. This charge varies according to the gender and issue age and risk class of the insured at the time of policy issue, as well as by the death benefit option in effect at the time of issue, and decreases as the insured ages. Surrender charges on additional coverage layers will also vary based on these factors as they exist at the time the layer is added. No surrender charge is applied after the policy anniversary on and following the insured’s attained age 100.
[3]	This charge is incurred only if there is a withdrawal or face amount decrease. To determine the charge, the full surrender charge is multiplied by the result of dividing the partial surrender amount by the net surrender value before the withdrawal. In the case of a face amount decrease, the full surrender charge is multiplied by the result of dividing the decrease in base face amount by the base face amount before the decrease.
[4]	This charge varies based on the insured’s individual characteristics. The surrender charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and risk class of the person you wish to insure, the death benefit option, face amount, planned premiums and riders requested. You may also call us at 1-800-417-4769 to obtain a personalized illustration. Your policy’s specifications pages will show the surrender charges for your policy.
[5]	This benefit is provided by rider that is automatically made a part of any policy for which the Guideline Premium Test has been elected.
[6]	Partial surrenders are subject to both the Partial Surrender Charge and the Withdrawal Fee; however, we do not currently charge the Withdrawal Fee.
The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.
Periodic Charges Other than Fund Operating Expenses
Charge	When Deducted	Amount Deducted
		Policies Issued on or Before December 31, 2008	Policies Issued on or After January 1, 2009
Cost of Insurance[1,2,3,4,7]	On each monthly calculation day*	Ranges from a maximum of $83.33 to a minimum of $0.0566 per $1,000 of amount at risk
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.1808 per $1,000 of amount at risk	Ranges from a maximum of $29.1933 to a minimum of $0.0150 per $1,000 of amount at risk
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.1033 per $1,000 of amount at risk
Coverage Charge[3,5,7]	On each monthly calculation day* for the first ten policy years.	Ranges from a maximum of $4.00 to a minimum of $ 0.04 per $1,000 of face amount
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.1567 per $1,000 of face amount

Charge	When Deducted	Amount Deducted
		Policies Issued on or Before December 31, 2008	Policies Issued on or After January 1, 2009
Mortality and Expense Risk Charge[7]	On each monthly calculation day*	Policy years 1-20
Maximum charge is 0.50% on an annual basis of investments in the Separate Account investment options.
Policy years 21 +
Maximum charge is 0.30% on an annual basis of investments in the Separate Account investment options.
Administrative Charge[7]	On each monthly calculation day*	Maximum of $7.00
Tax Charges	When we become liable for taxes.	Currently, there are no charges for taxes; however, we reserve the right to impose a charge should we become liable for taxes in the future.
Loan Interest Rate Charged[6]	Interest accrues daily and is due on each policy anniversary.	Maximum annual net cost is 1%
[1]	Cost of insurance charges will vary according to the insured’s age at issue, gender and risk classification, policy year, death benefit option at issue and the ratio of policy value to death benefit. Cost of insurance charges will generally increase as the insured ages. Separate cost of insurance charges apply to each layer of coverage; the new charge for each layer is based on the insured’s attained age, gender, death benefit option at the time of increase and risk class at the time the layer is added. This table shows cost of insurance rates for standard risks. Additional charges, if any, may be assessed for risks associated with certain health conditions, occupations or avocations.
[2]	Policies issued on or before December 31, 2008 will be based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Table (Policy Form VULSP-80). Policies issued on or after January 1, 2009 will be based on the 2001 CSO Mortality Table (Policy Form VULSP-01). However, our transition rules allow for the use of the 1980 CSO Mortality Table on policies applied for and issued during the six month period immediately preceding January 1, 2009.
[3]	This charge varies based on the insured’s individual characteristics. The cost of insurance and coverage charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and risk class of the person you wish to insure, the death benefit option, face amount, planned premiums and riders requested. You may also call us at 1-800-417-4769 to obtain a personalized illustration. Your policy’s specifications pages will show the cost of insurance and coverage charges for your policy.
[4]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[5]	The coverage charge varies based on the insured’s age, gender, death benefit option and risk classification at issue. A separate coverage charge will apply to each coverage layer and will be based on the insured’s attained age, gender, risk classification and death benefit option at the time the layer is added.
[6]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral.
[7]	This charge does not apply beginning on the policy anniversary on which the insured’s attained age reaches 100.
*	The monthly calculation day is the day each month on which we assess these charges. The monthly calculation day is the same date each month beginning with the policy date.
This table shows the charges you will pay periodically for certain riders you elect to add to your policy. Other riders are available with this policy for which no separate rider charge is assessed but that may increase monthly cost of insurance deductions. We describe riders later under “Other Available Policy Benefits.”
Other Available Policy Benefits Expenses
Charge	When Deducted	Amount Deducted
		Policies Issued Before October 1, 2008	Policies Issued on or After October 1, 2008
Alternate Surrender Value Rider[1]	On each monthly calculation day*	Ranges from a maximum of 5% to a minimum of 3% of one-twelfth of the target annual premium
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$11.56
Disability Payment of Specified Premium Rider (Disability Benefit Rider)[1,2]	On each monthly calculation day*	Ranges from a maximum of $0.6363 to a minimum of $0.1899 per $100 of premium waived
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.2358 per $100 of premium waived

Charge	When Deducted	Amount Deducted
		Policies Issued Before October 1, 2008	Policies Issued on or After October 1, 2008
Individual Increasing Term Rider[1,3,4]	On each monthly calculation day*	Ranges from a maximum of $83.33 to a minimum of $0.1191 per $1,000 of amount at risk
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.2433 per $1,000 of amount at risk	Ranges from a maximum of $29.1933 to a minimum of $0.0150 per $1,000 of amount at risk
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.1033 per $1,000 of amount at risk
Individual Level Term Rider[1,3,4] Cost of Insurance	On each monthly calculation day*	Ranges from a maximum of $83.33 to a minimum of $0.0566 per $1,000 of amount at risk
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.1808 per $1,000 of amount at risk	Ranges from a maximum of $29.1933 to a minimum of $0.0150 per $1,000 of amount at risk
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.1033 per $1,000 of amount at risk
Individual Level Term Rider[1] Coverage Charge	On each monthly calculation day*	Ranges from a maximum of $4.00 to a minimum of $0.04 per $1,000 of face amount
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.1567 per $1,000 of face amount
[1]	The charge for this rider varies based on the insured’s issue age, gender, death benefit option at issue and risk classification. We will increase this charge as the insured ages. The charges shown in this table may not be typical of the charges a particular policy owner will pay. Your policy’s rider specifications pages will indicate the costs applicable to your policy. If you would like information on the rider charges that would apply to your particular situation, you may request a personalized illustration from your financial representative or by calling us at 1-800-417-4769.
[2]	The charge for this rider also varies based on the specified benefit amount.
[3]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[4]	Policies issued before October 1, 2008 will be based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Table. Policies issued on or after October 1, 2008 will be based on the 2001 CSO Mortality Table. However, our transition rules allow for the use of the 1980 CSO Mortality Table on policies applied for on or before October 31, 2008, provided that they are issued by December 31, 2008.
*	The monthly calculation day is the day each month on which we assess these charges. The monthly calculation day is the same date each month beginning with the policy date.

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2013, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.
TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.34%	2.13%
Net Annual Fund Operating Expenses[1]	0.34%	1.60%
[1]	Advisors and/or other service providers to the funds may have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2015. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.
Description of PHL Variable Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to PHL Variable Insurance Company or “PHL Variable.” PHL Variable is a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix Life”) through its holding company, PM Holdings, Inc. Phoenix Life is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX” or “Phoenix”), which is a manufacturer of insurance and annuity products. PHL Variable provides life insurance and annuity products to individual customers. PHL Variable is organized as a Connecticut stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056.
Obligations under the contracts are obligations of PHL Variable. You may make contributions to the Guaranteed Interest Account or “GIA” which is supported by the assets in PHL Variable’s general account. Such contributions are not invested in the Separate Account. The GIA is part of the general account of PHL Variable (the “General Account”). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Account” section below.
Policy Guarantees
Any guarantee under the policy, such as interest credited to the GIA, or any guarantees provided by a rider are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about the Company’s financial strength may be found on our website, www.phoenixwm.com*, located under “About Us”/”Ratings.” This website location also includes the Company’s financial strength ratings assigned to us by one or more independent rating organizations, along with each such organization’s view regarding the potential future direction of the Company’s rating.
Description of PHLVIC Variable Universal Life Account

PHL Variable established the PHLVIC Variable Universal Life Account (“Separate Account”) as a separate account under Connecticut insurance law on September 10, 1998. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.
The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the

Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.
PHL Variable does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.
The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under Connecticut law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available. We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.
Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will mail you updated prospectuses for your policy and the underlying funds annually.
Performance History
We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.
Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.
While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.
We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:
1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
5)	any other matters requiring a shareholder vote.
You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.
The Underlying Funds

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.
The underlying funds offered in this policy are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.
Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.
In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.
Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.
You will find detailed information about the underlying funds and their inherent risks in their current prospectuses. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus. You should read these prospectuses carefully.
For additional information concerning the available investment options, please see Appendix A.
Administrative, Marketing and Support Service Fees
The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.
The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.
These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.
These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.
The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Account (collectively, the Guaranteed Interest Accounts). Amounts you allocate to any of the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.
In general, you may make only one transfer per policy year from the Guaranteed Interest Accounts. Additionally, we may impose limitations on the amounts of premium or policy value that can be allocated to or transferred into or out of the Guaranteed Interest Accounts. These limitations are described below.
We have not registered interests in our general account under the Securities Act of 1933, nor have we registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.
The features specific to each type of Guaranteed Interest Account are detailed below.
Guaranteed Interest Account
We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. Except for transfers resulting from the Systematic Income Program described later in this prospectus, the amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total non-loaned policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:
❖ First Year:	25% of the total value
❖ Second Year:	33% of remaining value
❖ Third Year:	50% of remaining value
❖ Fourth Year:	100% of remaining value
Long-term Guaranteed Interest Account
The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.
Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.
We reserve the right to limit transfers and cumulative premium payments to the Long-term Guaranteed Interest Account to $1,000,000 over a 12-month period.
The Policy

This prospectus describes a flexible premium variable universal life policy insuring the life of a single person. The policy has a death benefit, net surrender value, and a loan privilege, as does a traditional fixed benefit whole life policy. However, you may allocate your premium into one or more investment options of the Separate Account or the Guaranteed Interest Accounts. Each investment option of the Separate Account, in turn, invests its assets exclusively in an underlying fund. Accordingly, the policy value varies according to the investment performance of the funds to which net premiums have been allocated.
Generally, the policy allows you to change the death benefit coverage by increases or decreases to the face amount and through optional riders. The policy also provides a No Lapse Guarantee benefit through a rider that is attached to the policy automatically at issue. This benefit guarantees that the policy will not lapse as a result of inadequate cash value if your policy meets certain criteria. These and other policy features are described later in this prospectus.
You may contact us about the policy through our VPMO or VULA as listed on the first page of this prospectus. We will process your premiums and policy requests when we receive them in good order. “Good order” means that we have received all necessary documents and properly completed forms at the designated office.
The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.
You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO at the address located on the first page of this prospectus. We reserve the right to limit increases to such maximums as may be established from time to time. During a grace period, the minimum payment we will accept is the amount needed to prevent policy lapse.
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of PHL Variable can agree to change or waive any provisions of the policy.

Suicide
We will stop and void the policy if the insured person commits suicide within two years of the policy issue date. We will then return the policy value reduced by any outstanding debt and refund any monthly deductions and other fees and charges.
Incontestability
We may not contest this policy or any attached rider after it has been in force for two years during which the insured person is alive. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.
Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.
Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy.
Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.
Change of Owner or Beneficiary
The beneficiary you name in the policy application, or subsequently change, will receive the policy benefits upon death of the insured person. If your named beneficiary dies before then, the named contingent beneficiary, if any, will become the beneficiary. If there is no surviving or named beneficiary, we will pay the death benefit to you or to your estate.
You may change the policy owner and the beneficiary as long as the policy remains in force. Changes must be made by written request, in a form satisfactory to us. A beneficiary change will take effect as of the date you sign the written notice, regardless of whether the insured person is living when we receive the notice. However, we will not be liable for any payment made or action taken before we receive your written notice.
Misstatements in the Application
If you incorrectly state the age or gender of the insured person, we will adjust the face amount to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the insured persons’ correct personal information.
Surplus
This nonparticipating policy does not pay dividends. You will not share in PHL Variable’s surplus earnings.
Contract Rights: Owner, Insured, Beneficiary, Assignment
Owner
The owner is the person named in the application for the policy or, if the ownership of the policy has changed, the person we have listed as the owner in our records. The owner will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your” in this prospectus, we are referring to the owner or, if the policy was issued as a group contract, we are referring to the certificate holder. If, during the existence of the policy, a third party offers you consideration to transfer ownership of your policy or any interest in your policy, including by means of a collateral or absolute assignment to such third party, we, or one of our affiliates, will have the right to offer compensation for your policy before we process the transfer in ownership.
Insured
The insured is the person on whose life the policy is issued. You name this person in the application for the policy. A policy may be issued to an insured aged 18 through 85 for most underwriting classes. We will require that you provide evidence that the person to be insured is, in fact, insurable.
Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.
Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VPMO. Generally, the change will take effect as of the date your request is signed.
If no beneficiary is living when the person insured dies, we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

Assignment
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment at VPMO, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.
Purchasing a Policy and Your Right to Cancel
You may purchase a policy on the life of any person as long as you are at least 18 years old, and have an insurable interest as defined by applicable state law in the life of the person to be insured. You must also have the consent of the person to be insured and may, depending on state or federal law, need to provide specified information to the proposed insured prior to issuance of the policy. In certain situations written notice and consent, as defined by state laws and the Internal Revenue Code (“Code”), section 101(j), may need to be provided to and obtained from the proposed insured. We may decline to issue you a policy if the insured does not meet our underwriting standards.
How to Purchase a Policy
To purchase a policy, you must complete an application with your registered representative. The person to be insured may be required to undergo a medical examination. We base our insurance risk rates on the person’s gender, attained age, death benefit option and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We may decline to issue a policy if the insured does not meet our underwriting standards.
The minimum initial premium is due no later than the policy date. The policy date is the date shown on the specifications pages and is the date from which policy years and policy anniversaries are measured. Each 12-month period following the policy date is a policy year and each anniversary of the policy date is a policy anniversary. If you submit the initial premium before the policy date, we will consider the payment not in good order and will deposit it to a non-interest bearing account. If we decline coverage, we will refund your initial premium payment. If we approve you for coverage, we will apply the initial premium payment, less the premium expense charge to the policy, as described under “Processing Premium Payments” below and in accordance with the Right to Return provision in the policy.
We will determine the minimum initial premium based on the selected face amount for the policy, including amounts provided by rider, the death benefit selected at issue and the insured’s rating characteristics. The minimum initial premium will be shown on the policy’s specifications page.
The insured person must be alive when the initial premium is paid. You must deliver the initial premium to your registered representative, who will forward it to our underwriting department. If, for any reason, your initial net premium payment is insufficient, we will not consider the premium payment to be in good order until we receive the balance due. If we receive your initial premium after the policy date, and monthly charges are due for the policy, we will deduct the premium expense charge and any monthly charges due before applying the payment to the policy.
Your Right to Cancel
State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.
The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:
•	the policy value on the date of cancellation; or
•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.
For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:
•	the current policy value less any debt; plus
•	any monthly deductions and other charges made under the policy.
For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

Premium Payments and Allocation of Premium

Premium Flexibility
Other than payment of the minimum initial premium, there is no minimum premium required for this policy; however, you must maintain policy value sufficient to pay the charges due on each monthly calculation day in order to keep the policy in force. Payment of premiums will not guarantee that the policy will remain in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. The policy will be issued with a No Lapse Guarantee benefit. This benefit will prevent the policy from lapsing for insufficient policy value if certain criteria are met. This benefit is described in the “No Lapse Guarantee” benefit section of this prospectus.
Subject to the maximum limitations on premiums described below, you may pay additional premium to your policy at any time before the policy anniversary following the insured’s 100th birthday. The minimum premium payment we will accept is $25.00, except when a policy is in its grace period. In that case, the minimum premium we will accept is the amount necessary to prevent the policy from terminating. To pay premiums by check or money order, the amount must be drawn against a U.S. bank and be made in U.S. dollars. We will not accept any starter or third party check unless it meets our administrative requirements. Amounts you pay us by check may not be available for surrender, withdrawal or loan until the check clears the banking system.
Ways to Pay Premium
You may make subsequent premium payments by establishing a planned premium schedule for your policy, participating in our automated payment service, or making unplanned premium payments.
You may establish a planned premium schedule for your policy at the time of application or after issue. At the time of application, you may select (within limits) the planned premium amount for your policy and the frequency with which we will send you premium notices. We currently provide billing at annual, semi-annual, and quarterly intervals. You should note that we do not provide bills for fractional periods. As a result, you may wish to consult your registered representative or the VULA to consider the effect of a change to the planned premium arrangement for your policy.
You may participate in our automated payment service. Under this service you may elect to pay subsequent premiums payments by pre-authorized check. Under this service, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.
You can discontinue the automated payment service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, we will establish your policy on regular billing at the most frequent modal premium available under your policy.
We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account.
You may also make unplanned premium payments by sending them to the VPMO address (see page 1).
Processing Premium Payments
When we receive your premium payment in good order, we reduce the payment amount by the premium expense charge shown in the fee table. Generally, the resulting amount, also known as the net premium, is then applied to your policy according to your premium allocation instructions as of the valuation date on which we received the premium.
A “valuation date” is any day on which the net asset value of the units of each investment option of the Separate Account are determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for regular trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays. If we receive your premium payment in good order after the close of a valuation day or on a non-valuation day, we will apply it according to the rules below on the next valuation day.
As noted above, for policies issued in return of premium states, initial net premium is allocated to the money market investment option of the Separate Account. You may change your premium allocation instructions at any time by submitting a new premium allocation form to the VPMO, or by contacting us at the phone number shown on the first page of this prospectus. Except for premiums that may cause a policy to fail the definition of life insurance, as defined in the Internal Revenue Code (“Code”), or would cause a policy to become a modified endowment contract (MEC), as defined in the Code, premiums submitted after the effective date of a premium allocation change will be allocated in accordance with your premium allocation instructions we then have on file.
Premium payments received during a grace period, after deduction of the premium expense charge, will first be used to cover any monthly deductions due during the grace period. Any remaining balance will be applied to the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your then current premium allocation instructions.
We may delay the application of a subsequent premium payment if applying it would cause the policy to become a MEC. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.
For policies in which a material change has impacted the MEC testing procedure, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply.
Premium Limitations
We establish maximum premiums and may change them at any time. Additionally, the Code has limits on the amount of money you may put into a life insurance contract and still meet the Definition of Life Insurance under the Code. There are two tests used to determine if a policy meets Code rules, the Cash Value Accumulation Test and the Guideline Premium Test. The test that applies to a policy is shown in the policy’s specifications pages. Your election to follow one of the two tests cannot be changed after issue. More discussion of these tax law requirements is provided under “Tax Considerations.”
We reserve the right to refuse any premium payments that would cause the policy to fail the test you elected unless such amount is necessary to keep the policy in force. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. If the policy’s death benefit requires adjustment as a result of this premium refund, we will make this adjustment effective the date the premium is removed from the policy. We will refund the premium from the Separate Account investment options and the Guaranteed Interest Accounts on a pro rata basis according to your then current allocation instructions unless you request otherwise in writing. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.
Policy Values

How the Value of Your Policy is Calculated
Your policy value is the sum of the policy’s values in the investment options of the Separate Account, and the values in the Guaranteed Interest Accounts.
We will calculate your policy value on each valuation date. If we receive your premium payment or transaction request in good order prior to the close of the valuation date, we will process that premium or transaction using the unit values determined following the close of the NYSE for that day. If we receive your premium or transaction request after the close of the valuation date, we will process that premium or transaction using the unit values calculated for the next valuation date. If a scheduled transaction falls on a non-valuation date, we will process it as of the next valuation date.
Separate Account Policy Value
On each valuation date, the Separate Account policy value is the total of your policy values in each investment option of the Separate Account. When you make a premium payment, and have amounts allocated to the investment options of the Separate Account, we credit your policy with accumulation units. Your net premium purchases units of each Separate Account investment option to which you have allocated premium. We determine the number of accumulation units to credit to each Separate Account investment option by dividing the amount of the net premium payment by the unit value of that Separate Account investment option. The value of a unit of the Separate Account investment options varies from valuation date to valuation date. Changes in the accumulation unit value reflect the investment performance of the underlying fund and the fund’s fees and expenses. On each monthly calculation day, we deduct the mortality and expense risk charge from the Separate Account policy value.
Policy transactions that involve amounts allocated to the Separate Account investment options, including loans, withdrawals, and transfers are effected by purchasing and selling the units of the investment options.
Guaranteed Interest Accounts Policy Value
If you allocate premium or transfer money to the Guaranteed Interest Accounts, your policy value includes the value of those amounts. The amount you allocate or transfer to the Guaranteed Interest Accounts will earn interest at the rates we declare from time to time. We guarantee that the rates will not be less than 3.00% on an annual basis. You may determine the current crediting rates for the Guaranteed Interest Accounts by contacting the VULA at the number shown on the first page of this prospectus. Your policy value in the Guaranteed Interest Accounts is not subject to the mortality and expense risk charge. Otherwise, all policy charges apply to this portion of the policy value.

Policy Face Amount and Death Benefit

The policy provides for a base face amount, which is the face amount you select in your policy application and any increases to that face amount, and additional face amount coverage available through the Individual Level Term Rider and the Individual Increasing Term Rider. Face amount coverage provided by these riders is considered supplemental face amount coverage. The policy’s total face amount is the sum of the base face amount and the supplemental face amount. You should know that for the same premiums paid, the coverage charge deducted from the policy value and the amount of compensation paid to the selling registered representative will generally be less for coverage provided under the Individual Level Term Rider or the Individual Increasing Term Rider rather than for coverage provided by base face amount. These riders have their own costs, and the Individual Level Term Rider has a fifteen-year surrender charge period, which is longer than the ten-year surrender charge period that applies to the base face amount.
The minimum initial total face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Changing the Policy Face Amount,” “Increases in Face Amount” and “Requests for Decrease in Face Amount” for more information. A decrease or increase may have Federal Income Tax ramifications.
Death Benefit Options and Minimum Death Benefit
The policy provides a choice of two death benefit options.
1.	Death Benefit Option A will pay the policy’s total face amount, but not less than the minimum death benefit on the date of the insured person’s death.
2.	Death Benefit Option B will pay the policy’s total face amount plus the policy value but not less than the minimum death benefit on the date of the insured person’s death. Death Benefit Option B is a variable death benefit. Because this death benefit option includes policy value, it will vary from day to day due to the performance of the investment options in which you have policy value.
If you select the Individual Increasing Term Rider, only Death Benefit Option A will be available for your policy. On the policy anniversary following the insured’s 100th birthday, we will change the Death Benefit Option to option A and the amount payable under this option will be the greater of the policy’s total face amount or the policy value on the insured’s date of death.
We will determine the minimum death benefit by increasing the policy value on the date of death using the applicable percentage as shown by a table in your policy. The applicable percentage will be based on the insured person’s attained age at the beginning of the policy year in which death occurs.
Changing the Death Benefit Option
Beginning in the second policy year, you may change the Death Benefit Option once per policy year prior to the policy anniversary following the insured’s 100th birthday. We will not require evidence of insurability for a change in Death Benefit Option. A change in Death Benefit Option will become effective on the monthly calculation day on or next following the date we approve your written request for the change.
Changing from Death Benefit Option A to Death Benefit Option B, decreases the face amount of the policy by the policy value as of the effective date of the option change. Changing from option A to option B will terminate the Individual Increasing Term Rider.
Changing from Death Benefit Option B to Death Benefit Option A increases the face amount of the policy by the amount of policy value as of the effective date of the option change. If the policy includes the Individual Level Term Rider, the amount of the rider coverage is increased to provide the increased face amount. Otherwise, the face amount of the base policy is increased. Additional cost of insurance charges apply to the increased face amount.
Changing death benefit options will not change the surrender charges for the policy.
Changing the Policy Face Amount
Requests for Decrease in Face Amount
You may request a decrease in face amount at any time after the first policy year. A decrease in the death benefit may have tax consequences. Unless we agree otherwise, the decrease must be at least $25,000 and the base face amount remaining after the decrease must be at least $100,000. Decreases will be applied first to reduce coverage under the Individual Increasing Term Rider, if in effect for the policy. Next, any coverage provided by the Individual Level Term Rider will be reduced, then any coverage layers. Finally, any remaining decrease will be applied to the base face amount. Once a decrease is requested for a policy with the Individual Increasing Term Rider, no further increases will be provided under this rider.
All face amount decrease requests must be submitted on our form to the VPMO. Face amount decreases will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The partial surrender charge on the base face amount will be a portion of the surrender charge that would apply to a full surrender at the time of the decrease. This portion is determined by multiplying the full surrender charge by the result of (a) divided by (b) where (a) is the amount of the base face amount decrease and (b) is the base face amount before the decrease.

If the face amount decrease results in a decrease to coverage provided under the Individual Level Term Rider a separate partial surrender charge will apply to the amount of the decrease to that coverage. This partial surrender will be a pro rata portion of the charge that would apply to a full surrender of the coverage provided by the Individual Level Term Rider at the time of the decrease. The pro rata portion is determined by multiplying the surrender charge that would apply to a full surrender of the term rider coverage by the result of (a) divided by (b) where (a) is the amount of the decrease in the Individual Level Term Rider coverage and (b) is the amount of the Individual Level Term Rider coverage before the decrease.
Generally, there will be a pro-rata reduction of the cost of insurance as a result of a face amount decrease.
Requests for Increase in Face Amount
You may request an increase to the base face amount following the second policy anniversary. An approved increase will be effective on the first policy anniversary after we approve the request.
The minimum face amount increase is $25,000 per increase. The amount of each increase will be considered a new coverage layer. Each coverage layer will have its own 10-year surrender charge, 10-year coverage charge and current cost of insurance charge. These charges will be based on the insured’s gender, attained age, and risk class at the time the layer is added, as well as on the death benefit option in effect at the time the layer is added.
All face amount increase requests must be submitted on our form to the VPMO and will be subject to evidence of the insured’s insurability according to our then current guidelines. We reserve the right to limit increases in face amount.
Effect of Loans, Withdrawals and Requested Decreases in Face Amount on Death Benefit
Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. A withdrawal or a requested decrease to face amount generally decreases the death benefit. A requested decrease in face amount reduces the death benefit on the next monthly calculation day by the requested amount of the decrease.
Payment of Death Benefit/Retained Asset Account
Upon our receipt of due proof of death of the insured while the policy was in force, we will make the death benefit payment based on the death benefit option then in effect. We will process death benefits at values next computed after we receive the due proof of death, provided this documentation is in good order. Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you. Unless otherwise provided for under state law, if you do not elect a single lump sum, the proceeds of the death benefit payable to an individual, trust or estate will be applied to the Phoenix Concierge Account (“PCA”), an interest bearing draft account with check writing privileges. The PCA is generally not offered to corporations or similar entities. You may opt out of the PCA at any time by writing a check from the PCA for the full amount of your balance or by calling our Variable and Universal Life Administration Service Center. A supplementary contract may be issued when death benefit proceeds are paid through the PCA.
The PCA is part of the general account of Phoenix Life, an affiliated life insurance company. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the PCA. As part of Phoenix Life’s general account, it is subject to the claims of Phoenix Life’s creditors. Phoenix Life may receive a financial benefit from earnings on amounts left in the PCA. The guarantee of principal is based on the claims-paying ability of Phoenix Life and principal is covered by the state guaranty association. Interest paid on amounts in the PCA is taxable as ordinary income in the year such interest is credited. Amounts in the PCA may become subject to state abandoned and unclaimed property laws. Please consult a tax advisor.
Payment of the death proceeds, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”
Unclaimed Property
States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Limitations on Payment of the Death Benefit
The death benefit may be limited if the insured person commits suicide within certain time periods specified by state law, generally two years of the date that the policy is issued or coverage is increased.
Also, if the insured’s age or gender was misstated in the policy application we will adjust the amount of any death benefit as described in the policy. Upon adjustment the death benefit will be the amount provided by the most recent monthly insurance charges using the insured’s correct age and gender.
If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a No Lapse Guarantee benefit was in effect for the policy.
Payment Options
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.
Option 1—Lump Sum
Payment in one lump sum.
Option 2—Left to Earn Interest
A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.
Option 3—Payment for a Specific Period
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.
Option 4—Life Annuity with Specified Period Certain
Equal installments are paid until the later of:
❖	the death of the payee; or
❖	the end of the period certain.
The first payment will be on the date of settlement.
The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:
❖	10 years;
❖	20 years; or
❖	until the installments paid refund the amount applied under this option.
If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.
If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.
Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.
Option 5—Life Annuity
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.
Option 6—Payments of a Specified Amount
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year.
This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.
Option 7—Joint Survivorship Annuity with 10-year Period Certain
The first payment will be on the date of settlement. Equal installments are paid until the latest of:
❖	the end of the 10-year period certain;
❖	the death of the insured; or

❖	the death of the other named annuitant.
The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.
Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 and 3/8% per year.
For additional information concerning the above payment options, see the policy.
Surrenders and Withdrawals

Surrenders
You may surrender the policy for its net surrender value at any time as long as the insured person is living and the policy is in force. A policy’s net surrender value is the policy value less any applicable surrender charge and less any unpaid policy loans and interest. The amount available for surrender will be the net surrender value at the end of the valuation date on which we receive the policy and the written surrender request in a form satisfactory to us at VPMO.
Withdrawals
Beginning in the second policy year, you may receive a part of the policy’s net surrender value by submitting a written request for a withdrawal to VPMO. You may request one withdrawal per policy month.
We do not permit withdrawals of less than $500 (if required by your state, a lower minimum will be shown on the policy’s specifications pages), if the resulting death benefit would be less than the policy’s minimum face amount as shown on the specifications pages for the policy, or if the withdrawal would reduce the net surrender value to zero. We may require you to withdraw the entire value allocated to an investment option if the withdrawal would result in a value below $500 in that investment option.
You may choose in what proportions we deduct the following amounts from among your investment options. If you do not choose, we will make the deductions in the same manner as for monthly deductions.
A withdrawal will reduce your policy value by the sum of the:
❖	Withdrawal Amount—the portion of the net surrender value you choose, but not less than $500; plus
❖	Withdrawal Fee—currently set at $0 (not to exceed $25); plus
❖	Pro rated Surrender Charge. We deduct a pro rata portion of the surrender charge that would apply to a full surrender. The pro rata portion equals the full surrender charge multiplied by the result of (a) divided by (b) where (a) equals the withdrawal amount and (b) equals the net surrender value.
We will reduce your policy’s net surrender value by the withdrawal amount. Additionally, if your policy has Death Benefit Option A, we will reduce your policy’s face amount by the amount of the withdrawal. The reduction in face amount will be made in the same order as described above for requested decreases in face amount. No withdrawal will be permitted if it will cause the policy to fail to satisfy the cash value corridor defined by the Code test you have selected for your policy. For more information about these tests, see “Tax Considerations.”
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans over $100,000.
Processing and Payment of Surrenders, Withdrawals
A surrender or withdrawal will be effective on the valuation date we receive your written request at the VPMO in good order or, if we receive your request after the end of a valuation date or on a non-valuation date, on the next following valuation date. We generally pay surrendered and withdrawn amounts within seven days of receiving your request in good order.
We may postpone payment of amounts surrendered, withdrawn or loaned under certain circumstances as described in the section of this prospectus entitled “Postponement of Payments.”
You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from VULA by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
In addition, there is a possibility that withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.

Policy Loans

As discussed below, you may borrow up to a specified amount of your policy value less the current surrender charge and loan interest. We will count any outstanding loan toward the applicable limit. We generally do not allow loans under $500.
If you exchange an existing policy into a new policy that satisfies section 1035 of the Code, a policy loan on the existing policy can be included with the exchange. As a result, the new policy would be subject to the same loan as the existing policy. These amounts are called preferred loans. If you requested a preferred loan at issue, the maximum preferred loan value is the lesser of the actual loan requested to be carried over from the existing policy or 75% of the proceeds exchanged from the existing policy. Once you take a preferred loan at issue, you may not take subsequent preferred loans from the policy. For all regular loans other than preferred loans, the maximum loan amount will be 100% of the net surrender value.
When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the loaned portion of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from the Separate Account investment options and the Guaranteed Interest Accounts for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.
The rate of interest we charge on policy loans depends on the type of policy loan and the policy year in which the loan is taken. The maximum loan interest rates are shown in the “Charges and Deductions” section of this prospectus. Loan interest accrues daily from the date of the loan and is payable in arrears. At the end of each policy year, all interest due will be treated as a new loan and we will transfer the amount of any unpaid loan interest from your Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account or Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.
We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 3%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.
You may repay a loan at any time the policy is in force. Unless you designate a policy payment as a loan repayment, we will apply the payment as premium. We apply loan repayments first to pay any outstanding loan interest on regular loans and then on preferred loans. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account first for all regular loans and then for any preferred loans, and correspondingly increase the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will apply the excess among the investment options according to your most recent premium allocation schedule on file.
We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.
Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy’s net surrender value is not sufficient to pay monthly charges that come due and the policy does not have a No Lapse Guarantee period in effect.
Outstanding loans can also reduce your policy’s death benefit and surrender value. We deduct the amount of any outstanding loans plus any accrued loan interest from your death benefit and surrender value.
The proceeds of policy loans may be subject to federal income tax if the policy is or becomes a MEC. For additional information about MECs, see the “Modified Endowments Contract” section of this prospectus.
A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from the investment results of the Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The effect could be favorable or unfavorable. Since taking a policy loan may negatively impact policy value, it may increase the risk that your policy will terminate. The longer a loan is outstanding, the greater the effect is likely to be. Additionally, the favorable or unfavorable effect of a policy loan on policy value may be greater for policies with Death Benefit Option B since the death benefit amount for that option includes the amount of policy value.
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Overloan Protection Option
We provide this option by rider attached to the policy automatically when the policy is issued. There is no periodic charge for this option; however, as described below, a charge applies when you exercise the option.
This option is designed to prevent a heavily loaned policy from lapsing. You may exercise this option when you make a written request and satisfy the following conditions.
❖	The policy has been in force for at least 15 years;
❖	The insured is at least 65 years old;
❖	All premiums paid have been withdrawn by policy withdrawals; and

❖	The loan balance is equal to 96% of the policy value (any loan in excess of this amount must be repaid at the time you request to exercise this option).
When you elect this option, the following actions will occur on the next monthly calculation day.
❖	Optional riders in effect, if any, will terminate;
❖	We will deduct a one-time transaction charge of 3.5% of the policy value;
❖	The death benefit option will permanently change to Death Benefit Option A;
❖	The face amount will be reduced to the policy value multiplied by 101%;
❖	The remaining policy value will be transferred to the Long-term Guaranteed Interest Account. No transfer charge will be assessed for this transfer. No further transfers will be allowed;
❖	The death benefit will be the greater of:
•	the new total face amount, or
•	the greater of the policy value or the loan multiplied by the applicable minimum death benefit percentage.
After this option is exercised, monthly charges will no longer be assessed. Loan interest will continue to accrue but the loan interest rate charged will be equal to the interest rate credited on policy loans. No additional premium payments will be accepted. No additional partial surrenders, policy loans or loan repayments will be allowed. Any loan balance and accrued interest will reduce the death benefit payable and the loan interest will continue to accrue. Exercise of this option may result in income tax liability at the time of exercise.
Systematic Income Program
Systematic Income is a predetermined series of periodic withdrawals and loans. You may initiate or terminate these periodic withdrawals and loans by completing the appropriate form and returning it to our VPMO.
Typically, the payments under Systematic Income will be withdrawals until the total premiums paid into the policy are exhausted, and then the payments will be loans. The minimum amount available for withdrawals and loans under our rules is $500, subject to state variation. However, we reserve the right to waive this minimum. Additionally, the restrictions on withdrawals from the Guaranteed Interest Accounts are waived for Systematic Income payments. You may contact the VULA for more detailed information about Systematic Income.
Transfer of Policy Value

Internet and Telephone Transfers
You may transfer your policy value among the available investment options and make changes to your premium allocation by Internet or telephone. You may also write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on the front page.) The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.
We do not charge for transfers at this time. However, we reserve the right to charge a fee of $25 for each transfer after your first twelve transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the twelve-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”
You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.
PHL Variable and 1851 Securities (“1851 Securities”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. PHL Variable and 1851 Securities may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and 1851 Securities reasonably believe to be genuine.
We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.
Transfer Restrictions
We may not allow transfers that result in less than $500 remaining in any investment option of the Separate Account and may require that the entire balance of an investment option or the Guaranteed Interest Accounts be transferred if the requested transfer would result in less than $500 remaining in any of these options.
The Guaranteed Interest Accounts have additional transfer restrictions:

❖	You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account. You may make additional transfers out of the Guaranteed Interest Account if the transfers are made as part of a Systematic Transfer Program or if we agree to make an exception to this rule.
❖	The amount you may transfer is the greater of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account.
❖	The total non-loaned portion of the Guaranteed Interest Account may be transferred over a consecutive 4-year period, as described in “The Guaranteed Interest Accounts.”
❖	For the Long-term Guaranteed Interest Account, the amount you may transfer is limited to the greatest of $1,000, 10% of the value of the Long-term Guaranteed Interest Account, or the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.
You may transfer policy value into the Guaranteed Interest Accounts at any time. We reserve the right to limit maximum transfers into the Guaranteed Interest Accounts during any one-week period.
For more information on the Guaranteed Interest Accounts, please see, “The Guaranteed Interest Accounts.”
Charges and Deductions

General
Charges affect your policy value and the amount you may receive from your policy.
We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing certain insurance benefits. The policy provides for three types of charges; charges deducted from premium payments, periodic charges deducted monthly, and conditional charges that are imposed only if certain events occur.
Charges Deducted from Premium Payments
Premium Expense Charge
We deduct a premium expense charge from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling the policy (e.g., commissions, advertising and printing). This charge is guaranteed not to exceed 8% per premium payment, although the current charge may change. Any change in the current charge would be made on a uniform and non-discriminatory basis and would apply to premium we receive on and after the effective date of the new charge.
Periodic Charges
Monthly Charges
We make monthly deductions on each monthly calculation day. Your policy’s first monthly calculation day is the policy date. Subsequent monthly calculation days are on the same day of each calendar month. Your policy’s monthly calculation day will be listed on the policy specifications page. The policy’s monthly deduction amount is the sum of the following charges: cost of insurance, mortality and expense risk charge, administrative charge, coverage charge and rider charges. We do not assess monthly charges beginning on the policy anniversary on which the insured is age 100.
With the exception of the monthly deduction of the mortality and expense risk charge described below, monthly charges are deducted from your policy value in the investment options within the Separate Account, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account on a proportionate basis unless you request that we exclude any of these in your application for the policy. Should your balance in any of the investment options become depleted, unless we agree otherwise, we will proportionally increase the deduction from your policy value in the remaining investment options.
Cost of Insurance
We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. The amount at risk depends in part on the death benefit option in effect. Since the policy value is included in the death benefit under Death Benefit Option B, the death benefit under this death benefit option is affected by performance of the investment options chosen, payment of premiums and charges assessed.
We base our current rates on gender, attained age, risk class, and death benefit option at issue. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge, in part, on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. For policies issued before October 1, 2008, the guaranteed maximum rates are equal to 100% of the applicable 1980 Commissioners Standard Ordinary (“1980 CSO”) Mortality Table, based on the insured’s last birthday. For policies issued on or after October 1, 2008, the guaranteed maximum rates are equal to 100% of the applicable 2001 Commissioners Standard Ordinary (“2001 CSO”) Mortality Table, based on the insured’s last birthday.

We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time. We currently insure lives as either standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.
Additionally, the cost of insurance charge applicable to your policy depends on the total face amount, including any coverage provided by the Individual Increasing Term Rider, the Individual Level Term Rider and any coverage layers.
Insureds who qualified for our most selective risk classifications at the time of policy issue and who have a Body Mass Index within a specified range at the end of policy years 5, 10, 15, and 20, and, in some states, at issue, may be eligible for discounted cost of insurance rates beginning at the end of policy years 5, 10, 15, and 20. Under this program, policy owners may request an improvement in risk classification for the base face amount and the Individual Level Term Rider at the end of the 5th policy year, and also at the end of policy years 10, 15, and 20 if we have granted all prior improvement requests related to the policy. We will require evidence that the insured meets our underwriting requirements for an improved risk classification. If approved and the improved risk classification results in lower cost of insurance rates, these rates will be effective on the 5th, 10th, 15th, or 20th anniversary. We may cease to offer this program for new policies at any time.
Mortality and Expense Risk Charge
We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.
We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.
If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge.
We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.
The mortality and expense risk charge applies to the policy value held in the Separate Account investment options. We guarantee that the mortality and expense risk charge will not exceed an annual rate of 0.50% of the policy value in the Separate Account in the first twenty policy years, and 0.30% of the policy value in the Separate Account beginning in policy year 21.
Administration Charge
The administrative charge compensates us for various activities associated with issuing and administering the policy. The maximum administrative charge is $7.00 per policy, per month.
Coverage Charge
The coverage charge is a monthly charge assessed on the base face amount and on coverage provided by the Individual Level Term Rider primarily to help reimburse us for sales costs. The coverage charge is assessed on the base face amount during the first ten policy years. The coverage charge may be assessed in all policy years on coverage provided by the Individual Level Term Rider; however, currently, this charge is assessed only in the first ten policy years. To determine this charge, we multiply the amount of base face amount at issue and the amount of coverage provided by the Individual Level Term Rider, if applicable, by a monthly rate that varies with the insured’s gender, issue age, risk class and death benefit option at issue. The coverage charge is established at policy issue; it is not changed by decreases, withdrawals or other transactions that may affect the face amount of the policy after the policy date. However, a separate ten-year coverage charge applies to each layer of coverage. This charge is determined by multiplying the amount of the increase in face amount by the applicable monthly rate which varies based on the insured’s gender, death benefit option, attained age and risk class at the time each layer is added.
Loan Interest Rates
We charge your policy for outstanding loans at the maximum rates illustrated in the table below. As shown, the rate we charge your policy may be higher than the rate we credit your account value.
Loan Type	Rate we charge	Rate we credit to your account value
Preferred Loan, including capitalized interest on a Preferred Loan	4% in all policy years	3%
Other Loans	4% in all policy years*	3%
*	Policy loans are not available until the second policy anniversary; however, policy loan interest is charged in arrears.
Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Costs for Policy Riders
When you apply for a policy, you can request any of the optional benefit riders we then make available and for which you are eligible under our rules. Availability of any rider, the benefits it provides and the associated charges may vary by state and we may add, delete or modify the available riders for new policies. Each rider contains specific details you should review in selecting your coverage. Certain optional benefit riders have their own charges which are assessed against policy value on each monthly calculation day. We may change the rates charged, but they will not exceed the maximum rates shown in the rider specification pages.
The riders listed below are currently available with the policy for additional charges assessed each month as follows:
•	Alternate Surrender Value Rider-the charge ranges from 3%-5% of one-twelfth of the target annual premium
•	Disability Payment of Specified Premium Rider-the charge ranges from $0.1899 to $0.6363 per $100 of premium waived
•	Individual Increasing Term Rider-the charge ranges from $0.1191 to $83.33 per $1,000 of amount at risk
•	Individual Level Term Rider-the charge ranges from $0.566 to $83.33 per $1000.00 of amount at risk
We also attach the following riders to the policy at issue:
•	Accelerated Benefit Rider (not available in Massachusetts and Washington)
•	Life Plan Options Rider-attached automatically at issue for policies with face amounts of $1,000,000 or more
•	No Lapse Guarantee Rider
•	Overloan Protection Rider
These riders do not have monthly charges. However, we deduct transaction charges from policy value for the Accelerated Benefit Rider and the Overloan Protection Rider upon exercise of these options. The transaction fee for the Accelerated Benefit Rider is $300.00. The transaction fee for Overloan Protection is 3.5% of policy value. While there is no separate charge for the No Lapse Guarantee Rider, you must pay premium meeting the requirements described in that rider to obtain the benefit provided by the rider.
More detail about the charges for these riders is located in the “Fee Table” of this prospectus and the charges that apply to your policy will be shown in the rider specifications pages. You may find more detail about these benefits in the section of this prospectus entitled “Other Available Policy Benefits.”
Conditional Charges
These are other charges that are imposed only if certain events occur.
❖	Surrender Charge. The surrender charge applies during the ten policy years following policy issue and following an increase in face amount for coverage provided by the base face amount, and for the first fifteen years for coverage provided by the Individual Level Term Rider if you surrender the policy for its net surrender value or request a face amount decrease. This charge is intended to recoup the costs incurred in issuing the policy. The actual surrender charge will never exceed policy value; therefore, we will never require you to submit an additional payment in order to surrender your policy.
The total surrender charge is the sum of the surrender charge for the base face amount, including any coverage layers, and the surrender charge for the Individual Level Term Rider. We calculate surrender charges for the face amount at issue, each additional coverage layer, and the Individual Level Term Rider separately. The surrender charge for the base face amount is an amount determined by multiplying the number of thousands of face amount by the surrender charge factor. The base surrender charge factor will vary by the insured’s gender, issue age, death benefit option at issue and risk class. Tables of surrender charges for the face amount at issue and each coverage layer are included in the specifications pages of the policy. The surrender charge for the Individual Level Term Rider Amount is a 15-year declining charge based on the insured’s gender, issue age, risk class and the death benefit option at issue. A table of surrender charges for the Individual Level Term Rider is included in the specifications pages for the rider.
The surrender charge is assessed against the policy value in proportion to the policy’s values in the Separate Account, and the Guaranteed Interest Accounts, excluding loaned amounts, on the effective date of the surrender or decrease in face amount.
We do not impose a surrender charge after the policy anniversary on which the insured has reached age 100.
❖	Partial Surrender Charge - We charge a portion of the surrender charge when you request a face amount decrease or withdrawal. This charge is intended to help defray the costs of issuing a policy.
•	Requested face amount decrease - a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any decrease in face amount.
•	Withdrawal of policy value - a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any withdrawal of policy value. Face amount reductions may result if you request a withdrawal of policy value.
❖	Transfer Charge. Currently, we do not charge for transfers, however, we reserve the right to charge up to $25.00 for each transfer in excess of twelve each policy year upon prior written notice. This charge, if we were to impose a transfer charge, would be intended to recoup the cost of administering the transfer.

❖	Withdrawal Fee. We reserve the right to charge a fee of up to $25 per withdrawal for withdrawals of policy value. This fee would compensate us for the administrative costs associated with processing withdrawals.
Tax Charges
Currently, no charge is made against the Separate Account for federal income taxes that may be attributable to the Separate Account. The Separate Account may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account, should the Separate Account become liable for such taxes.
Fund Charges
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. These fees are paid by the funds from their assets. We provide a table of these charges in the Fee Tables section of this prospectus.
These fund charges and other expenses are described more fully in the fund prospectuses. You may obtain a fund prospectus by contacting VULA.
Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.
“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:
❖	dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;
❖	an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and
❖	increased brokerage and administrative expenses.
To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.
Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):
❖	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),
❖	restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),
❖	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),
❖	implement and administer redemption fees imposed by one or more of the underlying funds, or
❖	impose other limitations or restrictions.
Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.
Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.
We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.
We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.
Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.
We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.
Allocation Programs

You may elect any of the allocation programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.
Asset Allocation and Strategic Programs
Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer government, corporate, municipal).
We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation (closed to new investors effective June 22, 2009), and Ibbotson Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.
You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.
Selecting a Program and Option
If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, and may choose any modified or new programs or options the Company may make available.

You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our VULA. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.
The following programs are currently available:
❖	Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
•	Franklin Income Securities Fund – 34%
•	Mutual Shares Securities Fund – 33%
•	Templeton Growth Securities Fund – 33%
❖	Phoenix-Ibbotson Strategic Asset Allocation
(Closed to new investors effective June 22, 2009)
PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:
•	Conservative Portfolio
•	Moderately Conservative Portfolio
•	Moderate Portfolio
•	Moderately Aggressive Portfolio
•	Aggressive Portfolio
On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. On an annual basis, we will rebalance the policy value allocated to the investment options of the Separate Account used in the asset allocation option for your policy back to the original percentages. You should consult with your registered representative for the most current information on this program and the options within the program.
❖	Ibbotson Asset Allocation Series
The Ibbotson Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFS, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:
•	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
•	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
•	Ibbotson Growth ETF Asset Allocation Portfolio – Class II
•	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.
Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.
We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.
We do not charge for these programs.

Asset Rebalancing Program
Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Business Day. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Business Day. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.
You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, we reserve the right not to allow election of the Asset Rebalancing Program while the Dollar Cost Averaging Program is in effect. We do not charge for this program.
Dollar Cost Averaging Program
Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-term Guaranteed Interest Account You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:
❖ $25 monthly	❖ $150 semiannually
❖ $75 quarterly	❖ $300 annually
You must have at least $2,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.
All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.
You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program. Except as described below, we reserve the right not to allow election of the Dollar Cost Averaging Program while the Asset Rebalancing Program is in effect.
Enhanced Dollar Cost Averaging Program
We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy’s right to cancel period. The source account is an account within the Guaranteed Interest Account. If you elect this program, monthly transfers from the source account to the target accounts you establish will begin on the first monthly calculation day following the end of the right to cancel period. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar Cost Averaging Program. This may be substantially less than a full year if the policy has been backdated to save age.
Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs
Currently, if you elect to participate in the Franklin Templeton Founding Investment Strategy with monthly rebalancing (other investment strategies have been available with Dollar Cost Averaging in the past), then you may also elect to participate in Enhanced Dollar Cost Averaging.
If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the asset allocation program in effect for your policy.
Policy Lapse and Reinstatement

Lapse
Payment of the initial premium, no matter how large, or the payment of additional premiums will not necessarily guarantee the policy will remain in force. If you take a withdrawal or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.
If the policy value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to three times the required monthly deduction plus any amount overdue to prevent the policy from lapsing.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice following the monthly calculation day on which the policy value is less than the monthly deduction. We will mail you additional notice at least 15 days and not more than 45 days before any potential lapse will occur. By lapse, we mean that the policy is no longer in full force and has no available value.
The policy will remain in force during the grace period. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.
The death benefit during the grace period is equal to the death benefit immediately before the grace period begins minus any monthly deductions up to and including the policy month of death not already made.
No Lapse Guarantee Benefit
This benefit will be made a part of the policy by rider automatically attached at issue for policies with insureds who are age 70 or younger on the policy date. The rider provides for four No Lapse Guarantee periods as shown in the specifications pages for the rider. Under the rider, as long as the cumulative premium test, described below, is satisfied for any No Lapse Guarantee periods then in effect, the policy will not lapse even if the policy’s account value reduces to zero as a result of adverse investment performance or other factors. There is no separate charge for the No Lapse Guarantee benefit; however, to maintain the guarantee, the policy must meet the total cumulative premium test. This test requires that cumulative premiums paid since policy issue (accumulated at 4%) less withdrawals (accumulated at 4%) and less policy loans and accrued interest be at least equal to the minimum cumulative monthly No Lapse Guarantee premiums since issue for any No Lapse Guarantee periods then in effect (accumulated at 4%).
The monthly No Lapse Guarantee premium will be set at the time the rider is issued and will vary based on the total face amount, the insured’s age, gender, risk classification, additional ratings, other than flat extra ratings, and the amount, if any, provided by the Disability Payment of Specified Premium Benefit Rider. The monthly No Lapse Guarantee premiums will be shown on the specifications pages for the feature.
If the policy does not meet this total cumulative premium test, the policy owner will have a certain amount of time, depending on the No Lapse Guarantee period in effect, within which to restore the option by paying a shortfall amount. The shortfall amount is the amount by which the total cumulative premiums paid to the policy is less than the amount required by the total cumulative premium test.
If the total cumulative premium test is not met and the policy owner does not restore the No Lapse Guarantee by paying the shortfall amount within the required period, the No Lapse Guarantee will terminate and cannot be reinstated. Also, if at the time the total cumulative premium test is not met there is not sufficient policy value to pay any monthly charges due, the policy will enter the grace period. While the No Lapse Guarantee benefit is in effect, the premium necessary to restore a policy that has entered the grace period is different from the amount otherwise required to restore a policy in the grace period. The premium necessary to restore a policy with the No Lapse Guarantee benefit is the lesser of:
•	An amount that will result in a net surrender value equal to at least three monthly deductions plus monthly deduction amounts that have been incurred but not charged under the policy as a result of the No Lapse Guarantee benefit; and
•	If the shortfall period has not expired, the shortfall amount plus the next three monthly No Lapse Guarantee premiums.
Termination
This policy terminates automatically on the earliest of the date of death, full surrender, or the date that the grace period expires without the payment of sufficient premium in accordance with the lapse provision.
Reinstatement
Unless this policy has been surrendered for its net surrender value or the insured’s 100th birthday has passed, this policy may be reinstated at any time within three years from the date the premium payment was insufficient to pay the monthly deduction due. You may request reinstatement in writing and we will require submission of evidence of insurability satisfactory to us along with the payment of an amount that would result in a net surrender value equal to at least three monthly deductions.
Other Available Policy Benefits

When you apply for a policy, you can request any of the optional benefit riders we then make available. Availability of certain riders, the benefits provided and the associated charges may vary by state, and our rules and procedures will govern eligibility for any rider. Each rider contains specific details you should review in selecting your coverage. Riders we offer as optional riders have separate monthly charges as shown in the “Fee Tables” of this prospectus.
Optional Riders
We currently make the optional riders listed below available with the policy. We may also add, delete or modify the list of optional riders.

❖	Alternate Surrender Value Rider. This rider will provide a higher net surrender value in the early policy years. Upon full surrender of the policy during the rider benefit period, we will pay the policy owner the greater of (1) the net surrender value of the policy; and (2) the Alternate Surrender Value provided by the rider. The Alternate Surrender Value equals the lesser of:
•	All premiums paid for the policy; or
•	The policy value, plus a refund of all of the following charges made on the policy since issue: premium expense charges, administrative charges, coverage charges and charges for the Alternate Surrender Value Rider.
❖	Disability Payment of Specified Premium Rider. This rider provides a benefit of a specified monthly amount due to the total disability of the insured as defined in the rider. The benefit amount is credited to the policy on each monthly calculation day during a period of the insured’s total disability that persists for at least 6 continuous months and occurs within a disability benefit period. The rider terminates on the policy anniversary immediately following the insured’s 65th birthday; however, benefits will continue to be paid beyond that time if the insured has been continuously disabled under the terms of the rider since the policy anniversary immediately following the insured’s 60th birthday. The rider will also terminate under other circumstances described in the rider. The maximum age of the insured at issue for this rider is age 60.
❖	Individual Increasing Term Rider. This optional rider, available only with Death Benefit Option A, will provide annually renewable term insurance coverage beginning in the second policy year. If an insured meets our underwriting criteria, at the time of application the policy owner may select either percentage or fixed dollar increases, or monthly increases based on the amount of premium paid to the policy in the prior month. After the rider is issued, the type of increase selected and the percentage or amount of any increase may be decreased but not increased. Increases provided by the rider will terminate upon the earliest of the policy owner’s request to decrease the rider face amount or the policy face amount, withdrawal of policy value, or the policy anniversary following the date the insured reaches age 100.
❖	Individual Level Term Rider. This rider provides additional level term insurance until the insured reaches age 100. The initial rider death benefit is limited to nine times the policy’s initial face amount. This rider and the level term face amount are elected at issue. Coverage provided by this rider has its own coverage charge and is subject to its own surrender charge.
Coverage provided by this rider is affected by policy decreases or withdrawals if the amount of the decrease or withdrawal exceeds any coverage provided by the Individual lncreasing Term Rider. A partial surrender charge will also apply in these cases. Termination of the rider under any circumstances will result in the rider surrender charge being applied on the amount of coverage provided by the Individual Level Term Rider.
Riders We Make Part of the Policy at Issue
We also attach certain riders to the policy automatically at issue, subject to state availability. These riders do not have separate monthly charges but the Accelerated Benefit Rider and the Overloan Protection Rider have transaction charges that are assessed at the time the benefit is exercised. We may add, modify or delete riders available with this policy for new policies.
❖	Accelerated Benefit Rider. This rider is not available for policies issued in Massachusetts and Washington. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000 aggregate for all policies issued by PHL Variable and its insurance company affiliates) is available under this rider. The minimum face amount of the policy after any such accelerated payment is $10,000.
❖	LifePlan Options Rider. This rider is only available for policies of $1 million face amount or more. This rider is not available with any policy issued as part of a qualified plan. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, the rider provides the following favorable policy options:
1)	An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.
2)	An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.
3)	An option to exchange the policy for a fixed annuity policy (if available) without the imposition of a surrender charge. This option is not available until the 10th policy anniversary.
❖	No Lapse Guarantee Rider. This rider provides a guarantee that the policy will not lapse as a result of the cash value becoming insufficient to pay the policy’s monthly charges if the conditions of the rider are met. For additional details, see the “Lapse and Reinstatement” section of this prospectus.
❖	Overloan Protection Rider. This rider is designed to prevent a heavily loaned policy from lapsing. For additional details, see the “Policy Loan” section of this prospectus.
You should read the riders carefully for all their terms and conditions.

General

Postponement of Payments
We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:
•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;
•	we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or
•	when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.
Transfers also may be postponed under these circumstances.
Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.
Reservation of Company Rights to Change the Separate Account
We have the right, subject to compliance with applicable law, to add, delete, or substitute investment options of the Separate Account, combine the Separate Account into another Separate Account, transform the Separate Account into a mutual fund, and/or deregister the Separate Account under the Investment Company Act of 1940. We also reserve the right to close any underlying fund to new investment or eliminate the shares of any underlying fund(s) if they are no longer available for investment, or if we believe investing in any underlying fund(s) is no longer appropriate for the purposes of the Separate Account.
Federal Income Tax Considerations

Introduction
The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.
Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (referred to as the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.
Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Internal Revenue Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.
Income Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.
Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy/Contract Benefits
Tax Treatment as Life Insurance
In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below) and the necessity that the contract be life insurance under applicable law.
With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.
There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.
Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value.
Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.
Death Benefit Proceeds
The death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.
As described above, Code section 7702 imposes certain conditions with respect to premiums received under a contract. We monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes. Depending on the performance of the contract, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.
Full Surrender
Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.
If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.
A contract that lapses is treated as a full surrender for federal income tax purposes.
The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.
Withdrawal
Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of modified endowment contract status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.

Loans
We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse. For information reporting purposes, we are required to treat the loan as income received in determining the taxable amount.
The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.
Sale of Contract
Upon a sale of the contract to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (Contrast this to a surrender of the contract, in which the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). In the event that the IRS position regarding basis in the contract in the event of a sale or surrender is modified by future regulation, legislation or otherwise, the law in effect at the time of any such sale will be applied. There is also a legislative proposal pending that would require additional information reporting in the event of a sale of a contract. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the contract.
Business and Corporate-Owned Contracts
If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, contract loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business. There is a legislative proposal pending that would include remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.
There is a legislative proposal pending that would remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.
Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.
Modified Endowment Contract (“MEC”)
General
The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.
If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).
There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to acknowledge MEC status either at issue or when the contract becomes classified as a MEC. MEC status cannot be reversed.
We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years
If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.
Distributions Affected
If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.
Penalty Tax
Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:
❖	made on or after the taxpayer attains age 59½
❖	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or
❖	part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.
Material Change Rules
Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.
A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.
Serial Purchase of MECs
All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.
Limitations on Mortality and Expense Charges
The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.
Qualified Plans
A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.
Diversification Regulations
Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:
❖	55% in any one investment
❖	70% in any two investments
❖	80% in any three investments
❖	90% in any four investments
A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We represent that we intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.
Owner/Investor Control
The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.
In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.
The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.
At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.
Change or Assignment of Ownership, Exchange of Policies or Change of Insured
Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.
Withholding and Information Reporting
We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder or beneficiary provide certain information, including social security number or tax identification number and current address.
We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.
Spousal Definition
The Internal Revenue Code provides special provisions relating to a spouse.
As a result of a June 2013 decision by the United States Supreme Court in the case of United States v. Windsor, a portion of the federal “Defense of Marriage Act” was ruled unconstitutional. The prior section had provided that federal statutes could not recognize same-sex marriages. With this decision striking down the prior law, valid same-sex marriages are now recognized under federal law and any options afforded by the federal tax law to a spouse are now available to all spouses, including same-sex spouses.
On August 29, 2013, the Internal Revenue Service (“IRS”) clarified its position regarding same-sex marriages for all federal tax purposes. If a couple is married in a jurisdiction (including foreign country) that permits same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the state law in the jurisdiction where the couple resides. The IRS further indicated that civil unions and registered domestic partnerships are not marriages for federal tax purposes.
On April 4, 2014, the IRS issued Notice 2014-19, further providing guidance on the application and retroactive application of the Windsor decision to qualified retirement plans. To the extent that this life insurance policy/contract has been issued in connection with such a qualified retirement plan, the Notice should be reviewed by the Plan Administrator, to determine whether a Plan Amendment is needed. Notice 2014-19 does not impact life insurance contracts issued outside of a qualified retirement plan.
The action by the IRS and the United States Supreme Court does not impact state laws. Thus, for state law purposes, a couple will only be married if permitted under that state’s laws. Thus, a couple could be married for federal tax purposes but not for state law purposes. In the event that a beneficiary of a life insurance policy/contract is defined by a spousal relationship (such as, “my wife” or “my husband”), we will look to state law to identify this person. Individuals with such designations are urged to review them and clarify the beneficiary by full name.
Please note that further legal developments may occur that would impact same-sex civil union couples, domestic partners and spouses. All individuals should contact their tax advisors regarding their personal tax situations.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.
Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.
Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
For 2014, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.
Net Investment Income Additional Tax
In December 2012, the United States Department of the Treasury proposed regulations to section 1411 of the Internal Revenue Code. These proposed regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. There is a possibility that certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent Section 1411 applies to individual whose modified adjusted gross income exceeds the threshold amount. The current threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount is subject to modification.
Possible Tax Law Changes
Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.
PHL Variable – Legal Proceedings

Litigation and arbitration
The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.
It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the outcome of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.
SEC Cease-and-Desist Order
See the subsection entitled “Information About Restatement of the Company’s U.S. GAAP Financial Statements and Delayed SEC Filings” within the section entitled “Financial Statements,” below, for additional information regarding the SEC Cease-and-Desist Order, as amended.
Cases Brought by Policy Investors
On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed suit against Phoenix, Phoenix Life and PHL Variable in the United States District Court for the Central District of California; the case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped Phoenix as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims alleging that Phoenix Life and PHL Variable committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance (“COI”) increases. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.
On August 2, 2012, Lima LS PLC filed a complaint against Phoenix, Phoenix Life, PHL Variable, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that Phoenix Life promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.
Cost of Insurance Cases
On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging COI rate adjustments implemented by Phoenix Life in 2010 and 2011, which Phoenix Life maintains were based on policy language permitting such adjustments. By order dated July 12, 2013, two separate classes were certified in the Fleisher Litigation; by subsequent order dated August 26, 2013, the court decertified one of the classes. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of Phoenix Life policies issued in New York subject to New York law and subject to Phoenix Life’s 2011 COI rate adjustment. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.
Phoenix Life’s subsidiary, PHL Variable, has been named as a defendant in six actions challenging its COI rate adjustments implemented concurrently with the Phoenix Life adjustments. Five cases have been brought against PHL Variable, while one case has been brought against PHL Variable and Phoenix Life. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”); (4: C.A. No. 3:14-cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add Phoenix Life as a defendant (collectively the “U.S. Bank Conn. Litigations”)) and (6) SPRR LLC (C.A. No. 1:14-cv-8714; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against PHL Variable, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by PHL Variable in 2011.
The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations were assigned to the same judge as the Fleisher Litigation, and discovery in these four actions has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014, the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part PHL Variable’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigations, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s motion for summary judgment in its entirety, while granting in part and denying in part PHL Variable’s motion for summary judgment. Plaintiff in the Tiger Capital Litigation seeks damages for breach of contract. Plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations seeks damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation seeks damages for breach of contract for a nationwide class of policyholders.
By letter dated October 1, 2014, the U.S. District Court for the Southern District of New York consolidated the Fleisher Litigation, the Tiger Capital Litigation, and the U.S. Bank N.Y. Litigations for trial, which is expected to begin on March 9, 2015.
Complaints to state insurance departments regarding PHL Variable’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing PHL Variable to take remedial action in response to complaints by a single policyholder. PHL Variable disagrees with both states’ positions and, on April 30, 2013, Wisconsin commenced an administrative hearing to obtain a formal ruling on its position (Office of the Commissioner of Insurance Case No. 13- C35362). By order dated October 16, 2014, an administrative law judge granted in part and denied in part the Office of the Commissioner of Insurance’s motion for summary judgment relating to seven policies subject to PHL Variable’s 2010 COI rate adjustment and authorized restitution. The regulatory process is ongoing and the administrative law judge has not entered an order at this time. PHL Variable does not expect that any order would be material.
Phoenix Life and PHL Variable believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. The outcome of these matters is uncertain and any potential losses cannot be reasonably estimated.
Regulatory matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, Phoenix is providing to the SEC certain information and documentation regarding the restatement of its prior period financial statements and the staff of the SEC has indicated to Phoenix that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.
Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our financial statements in particular quarterly or annual periods.
State Insurance Department Examinations
During 2012 and 2013, the Connecticut Insurance Department conducted its routine financial and market conduct examinations of the Company and two other Connecticut-domiciled insurance affiliates. A financial examination report from the Connecticut Insurance Department was issued on May 28, 2014. We expect to receive final market conduct examination reports in 2014.
Unclaimed Property Inquiries
In late 2012, Phoenix and the Company and their affiliates received separate notices from Unclaimed Property Clearing House (“UPCH”) and Kelmar Associates, LLC (“Kelmar”) that UPCH and Kelmar had been authorized by the unclaimed property administrators in certain states to conduct unclaimed property audits. The audits began in 2013 and are being conducted on the Phoenix enterprise with a focus on death benefit payments; however, all amounts owed by any aspect of the Phoenix enterprise are also a focus. This includes any payments to vendors, brokers, former employees and shareholders. UPCH represents 32 states and the District of Columbia and Kelmar represents seven states.
Subsequent Event

  (updates note “18. Subsequent Events” in the financial statements for PHL Variable Insurance Company contained in the Statement of Additional Information)

On October 1, 2014, A. M. Best affirmed its financial strength ratings of B (Fair) and issuer credit ratings of “bb+” for Phoenix Life and PHL Variable. They also affirmed the issuer credit ratings and senior debt ratings of “b” of Phoenix. The financial strength ratings continue to have a stable outlook and the issuer credit ratings retain a negative outlook.
Financial Statements

The financial statements of PHLVIC Variable Universal Life Account as of December 31, 2013 which include the statements of assets and liabilities as of the year then ended, the results of each of their operations for the period then ended, the changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated, and the financial statements of PHL Variable Insurance Company as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one, by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com*. In addition, the SAI is available on the SEC’s website at www.sec.gov.
The audit of the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) for the year ended December 31, 2013 has been completed. As a result, you should rely on such U.S. GAAP financial statements in assessing the Company’s ability to meet its obligations under the contracts. You should not consider them as bearing on the investment performance of the assets held in the Separate Account.
In May, 2014, we mailed to you the Separate Account U.S. GAAP Financial Statements for the year ended December 31, 2013.
The U.S. GAAP financial statements of the Company for the years ended December 31, 2013, 2012 and 2011, the Separate Account U.S. GAAP Financial Statements for the year ended December 31, 2013 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”) are available to you free of charge by calling 1-800-541-0171, by writing to us at Phoenix Variable Products Mail Operation, P.O. Box 8027, Boston, MA 02266-8027, or by visiting our website at www.phoenixwm.com under “Products/Product Prospectuses.”
The 2013 Form 10-K contains the Company’s U.S. GAAP financial statements for the years ended December 31, 2013, 2012 and 2011 and other important information, including Management’s Report on Internal Control over Financial Reporting and progress on the Company’s plan for enhancing its internal controls. Management concluded that the material weaknesses noted below were first identified and reported in the 2012 Form 10-K and were not fully remediated as of December 31, 2013 due to insufficient time to fully evaluate, implement and assess the design and operating effectiveness of the related controls. As disclosed in the 2013 Form 10-K, management concluded that there were material weaknesses that included deficiencies in the period-end financial reporting process including the processing of journal entries and the preparation and review of account reconciliations, insufficient complement of personnel with a level of accounting knowledge commensurate with the Company’s financial reporting requirements and ineffective monitoring and review activities. These material weaknesses also contributed to the following material weaknesses in internal control over financial reporting which have been identified and included in management’s assessment as of December 31, 2013: actuarial finance and valuation, investments, reinsurance accounting, cash flows and changes in classifications, and access to applications and data. However, management has developed a plan for the implementation of remediation efforts that it believes will remediate these matters. Management’s evaluation of the Company’s disclosure controls and procedures, as well as management’s remediation initiatives, are described in “Item 9A:Controls and Procedures” in Part II of the 2013 Form 10-K.
Information About Restatement of the Company’s U.S. GAAP Financial Statements and Delayed SEC Filings
PHL Variable filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on September 18, 2012 (as was amended by Forms 8-K/A filed by PHL Variable on November 8, 2012, March 15, 2013 and April 24, 2013, respectively) disclosing its conclusion that certain of its previously issued annual audited and interim unaudited financial statements contained in its historical Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed prior to September 18, 2012 should no longer be relied upon and should be restated (the “Restatement”). On April 25, 2014, PHL Variable filed its Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) with the SEC containing the Restatement. In May 2013, we mailed financial statements of the PHL Variable Accumulation Account as of December 31, 2012, to you. The 2012 Form 10-K contains the Company’s US GAAP financial statements as of December 31, 2012. You may obtain a copy of the Company’s 2012 financial statements free of charge by calling 1-800-541-0171, by writing to us at Phoenix Variable Products Mail Operation, P.O. Box 8027, Boston, MA 02266-8027, or by visiting our website at www.phoenixwm.com* under “Products/Product Prospectuses.”
Phoenix and PHL Variable are subject to an SEC Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order which was approved by the SEC on March 21, 2014 (the “March 2014 Order”) and was subsequently amended by an amended Order approved by the SEC in August 2014 (the “Amended Order”). Except as amended by the Amended Order, the March 2014 Order remains in effect. The March 2014 Order, as amended by the Amended Order, directed Phoenix and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder, imposed civil monetary penalties of $475,000 on each of Phoenix and PHL Variable, which have been paid, and requires Phoenix and PHL Variable to file their respective delayed SEC periodic reports with the SEC in accordance with schedules set forth in the Amended Order. The Amended Order provides that any failure by Phoenix or PHL Variable to comply with these schedules with respect to any Phoenix or PHL Variable periodic report covered by the Amended Order will result in the imposition of the following additional monetary penalties with respect to such filing: $20,000 per filing for the first week in which a filing is delinquent, plus, for each week or partial week thereafter an additional amount equal to the sum of a) $20,000 and b) $5,000 multiplied by the number of complete weeks that the filing has been delinquent before the week in which the late filing is made.
The following table sets forth the deadlines in the Amended Order for Phoenix’s SEC periodic reports:
PNX Timetable of SEC Periodic Reports
Form	Period	Amended Deadline
10-K	Year ended December 31, 2013	August 6, 2014
10-Q	Quarterly Period ended March 31, 2013	September 10, 2014
10-Q	Quarterly Period ended June 30, 2013	September 10, 2014
10-Q	Quarterly Period ended September 30, 2013	September 10, 2014
10-Q	Quarterly Period ended March 31, 2014	October 17, 2014
10-Q	Quarterly Period ended June 30, 2014	October 24, 2014
10-Q	Quarterly Period ended September 30, 2014	December 5, 2014

As of the date of filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2014, Phoenix believes it will become a timely filer with the filing of its Annual Report on Form 10-K for the year ending December 31, 2014. Phoenix filed its Annual Report on Form 10-K for the year ended December 31, 2013 with the SEC on August 6, 2014, filed its Quarterly Reports on Form 10-Q for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013 with the SEC on September 11, 2014, filed its Quarterly Report on Form 10-Q for the period ended March 31, 2014 with the SEC on October 17, 2014, and filed its Quarterly Report on Form 10-Q for the period ended June 30, 2014 with the SEC on November 7, 2014.
The following table sets forth the deadlines in the Amended Order for PHL Variable’s SEC periodic reports:
Company Timetable of SEC Periodic Reports
Form	Period	Amended Deadline
10-K	Year ended December 31, 2013	August 22, 2014
10-Q	Quarterly Period ended March 31, 2013	September 12, 2014
10-Q	Quarterly Period ended June 30, 2013	September 12, 2014
10-Q	Quarterly Period ended September 30, 2013	September 12, 2014
10-Q	Quarterly Period ended March 31, 2014	October 21, 2014
10-Q	Quarterly Period ended June 30, 2014	October 28, 2014
10-Q	Quarterly Period ended September 30, 2014	December 12, 2014

As of the date of filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2014, PHL Variable believes it will become a timely filer with the filing of its Annual Report on Form 10-K for the year ending December 31, 2014. PHL Variable filed its Annual Report on Form 10-K for the year ended December 31, 2013 with the SEC on August 22, 2014, filed its Quarterly Reports on Form 10-Q for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013 with the SEC on September 12, 2014, filed its quarterly report for the period ended March 31, 2014 with the SEC on October 21, 2014, and filed its Quarterly Report on Form 10-Q for the period ended June 30, 2014 with the SEC on November 7, 2014.
On November 7, 2014, each of Phoenix and PHL Variable filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing that it would be unable to timely file its respective Quarterly Report on Form 10-Q for the period ended September 30, 2014 with the SEC.
Distribution of Policies

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.
1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.

1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved. 1851 is contracted to offer the policies on a continuous basis.
On September 15, 2010, 1851 became the principal underwriter and distributor for the SEC registered products.
Compensation
Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.
Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.
The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.
Percentage of Premium Payment
We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). In addition, we pay periodic asset-based commission based on all or a portion of the policy value. The amount of commissions we pay may vary depending on the selling agreement.
Promotional Incentives and Payments
To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the firm of cash or other compensation.

APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com*, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.
Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio[1,2]	Long term capital appreciation	Fred Alger Management, Inc.
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	To maximize total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio	Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index	Calvert Investment Management, Inc.
		Subadvisor:	Ameritas Investment Partners, Inc. [3]
Deutsche Equity 500 Index VIP [4]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Deutsche Small Cap Index VIP [5]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Federated Fund for U.S. Government Securities II	Current income by investing primarily in U.S. government and government agency securities and mortgage-backed securities.	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing in a professionally managed, diversified portfolio of fixed-income securities	Federated Investment Management Company
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company
Fidelity ® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Portfolio	Capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund [6]	Seeks capital appreciation. Under normal market conditions, the fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.	Franklin Advisers, Inc.
Franklin Income VIP Fund [7]	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund [8]	Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Guggenheim VT Long Short Equity Fund[1,2,9]	Seeks long-term capital appreciation.	Guggenheim Investments
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Balanced ETF Asset Allocation Portfolio	Capital appreciation and some current income	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Current income and capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Invesco V.I. American Franchise Fund	Capital growth	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund	Capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2]	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goal	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth; the Portfolio Manager also may consider a company’s potential for current income prior to selecting it for the Fund.	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund® / VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Maximum real return consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio	Maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund[1,2]	Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Rydex VT Nova Fund[1,2]	Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500 Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets VIP Fund [10]	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund [11]	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Templeton Growth VIP Fund [12]	Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.	Templeton Global Advisors Limited
Virtus Capital Growth Series	Long-term growth of capital.	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC[7]
Virtus Growth & Income Series	Capital appreciation and current income	Virtus Investment Advisers, Inc.
		Subadvisor:	Euclid Advisors LLC
Virtus International Series	High total return consistent with reasonable risk	Virtus Investment Advisers, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Virtus Multi-Sector Fixed Income Series	Long-term total return	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC[8]
Virtus Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Virtus Investment Advisers, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
Virtus Small-Cap Growth Series	Long-term capital growth	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Small-Cap Value Series	Long-term capital appreciation.	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Virtus Investment Advisers, Inc.
		Subadvisor(s):	Euclid Advisors LLC (equity portion) and New Fleet Asset Management LLC (fixed income portion)
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, LLC
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Subadvisor name change effective April 30, 2013. Previously known as Summit Investment Advisors, Inc.
[4]	Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP.
[5]	Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP.
[6]	Name change effective May 1, 2014. Previously known as Franklin Flex Cap Growth Securities Fund.
[7]	Name change effective May 1, 2014. Previously known as Franklin Income Securities Fund.
[8]	Name change effective May 1, 2014. Previously known as Mutual Shares Securities Fund.
[9]	Name change effective October 30, 2013. Previously known as Guggenheim U.S. Long Short Momentum Fund.
[10]	Name change effective May 1, 2014. Previously known as Templeton Developing Markets Securities Fund.
[11]	Name change effective May 1, 2014. Previously known as Templeton Foreign Securities Fund.
[12]	Name change effective May 1, 2014. Previously known as Templeton Growth Securities Fund.
*	This is intended as an inactive textual reference only.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PHL Variable Insurance Company
PO Box 22012
Albany, NY 12201-2012
Additional information about the Phoenix Benefit Choice VUL® (the “Policy”) and the PHLVIC Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated December 19, 2014, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.
The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com*.
Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.
PHL Variable Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
07VUL
Investment Company Act File No. 811-09065
L4840PR©2014 The Phoenix Companies, Inc.	2014

PART B
Phoenix Benefit Choice VUL®
PHLVIC Variable Universal Life Account
Issued by: PHL Variable Insurance Company
STATEMENT OF ADDITIONAL INFORMATION	December 19, 2014

Flexible Premium Fixed and Variable Universal Life Insurance Policy
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated December 19, 2014. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company (“PHL Variable”) at the address or telephone number below or by visiting our website at www.phoenixwm.com*. Defined terms used in the current prospectus are incorporated in this SAI.

If you have any questions, please contact us at our Main Administrative Office:
Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, Massachusetts 02266-8027	Tel. (800) 541-0171
1

PHL Variable Insurance Company

PHL Variable Insurance Company (“PHL Variable”) provides life insurance and annuity products to individual and institutional customers. PHL Variable is organized as a Connecticut stock company. It was incorporated in Connecticut on July 15, 1981. PHL Variable is a wholly-owned subsidiary of Phoenix Life Insurance Company, a New York stock life insurance company, which, in turn, is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056.
The Separate Account

PHL Variable established the PHLVIC Variable Universal Life Account (“Separate Account”) as a separate account under Connecticut insurance law on September 10, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) under which it meets the definition of a “separate account.”
The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the account value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment option of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to ”Determination of Investment Option Values” located in this section for more details on unit values.

      The shares of the underlying funds are not offered for sale to the general public. The underlying funds are used exclusively in variable life insurance and annuity products. The underlying funds will perform differently than mutual funds offered to the general public because the underlying funds may not make the same investments or have the same charges as mutual funds available to the general public.

      Phoenix does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

      All income, gains or losses, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of PHL Variable’s other assets. The assets of the Separate Account may not be used to pay liabilities of PHL Variable other than those arising from the variable life insurance policies issued by the Separate Account.
Reinvestment and Redemption
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. PHL Variable redeems fund shares at their net asset value to the extent necessary to make payments under the policy.
Substitution of Investments
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.
If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.
Determination of Investment Option Values
We establish the unit value of each investment option on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the previous valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.
The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:
(A) + (B)	– (D) where:
(C)
2

(A)	=	the value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.
(B)	=	the amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the “ex-dividend” date for shares of the fund occurs during the current valuation period.
(C)	=	the value of the assets in the investment option as of the prior valuation date, including accrued investment income and realized and unrealized capital gains and losses, and including the net amount of any deposits and withdrawals made during the valuation period ending on that date.
(D)	=	Any charges for taxes on income and capital gains plus charges for changes in tax reserves for the current valuation period, per $1 of assets in the investment option. These charges will only be deducted if, in the future, the Separate Account becomes liable for them.
Underwriter

1851 Securities, Inc. (“1851”) is the principal underwriter and national distributor for the contracts pursuant to an underwriting agreement dated January 1, 2012. 1851 is an affiliate of PHL Variable. 1851 is contracted as underwriter, to offer these contracts on a continuous basis . 1851 is not compensated for any underwriting commissions. All underwriting commissions costs are borne directly by PHL Variable. 1851’s principal business address is One American Row, Hartford, CT 06102-5056.
Services

Administrative, Marketing and Support Services
PHL Variable and/or the principal underwriter for the policies have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds for providing certain administrative, marketing, or other support services to the underlying funds.
These payments reflect in part service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that PHL Variable and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies.
The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other policies offered by the PHL Variable. Aggregate fees relating to the different underlying funds vary and may be as much as 0.40% of the average net assets of an underlying fund attributable to the policies.
Other Service Providers
Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) (formerly PNC Global Investment Servicing) and the Company, BNY Mellon provides certain services related to the Separate Account. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.
Year Ended December 31,	Fee Paid
2011	$524,191.40
2012	$450,503.87
2013	$458,488.47

Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the “Phoenix Companies”) have entered into an agreement with Alliance-One Services, Inc., 8616 Freeport Parkway, Irving, Texas 75063 (“Alliance-One”) wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services.
Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year. The fees below were paid during the last three fiscal years for such services.
3

Year Ended December 31,	Fee Paid
2011	$402,001
2012	$10,657
2013	$0

Information Sharing Agreements

PHL Variable has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by PHL Variable or the underlying funds in accordance with their established policies.
Performance History/Calculation of Yield and Return

For detailed performance history, please visit our website at www.phoenixwm.com*. The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value.
Yield of the Federated Prime Money Fund II Investment Option. We calculate the yield of the Federated Prime Money Fund II for a 7-day “base period” by determining the “net change in value” of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week’s return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.
Example Calculation:
The following example of a return/yield calculation for the Federated Prime Money Fund II is based on the 7-day period ending December 31, 2013:
Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000000
Calculation:
Ending account value	1.000000
Less beginning account value	1.000000
Net change in account value	0.000000
Base period return: (adjusted change/beginning account value)	0.000000
Current annual yield = return x (365/7) =	0.00%
Effective annual yield = [(1 + return)365/7 ] – 1 =	0.00%
The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.
Total Return: We will usually advertise the average annual total return for an investment option calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.
Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable charges deducted, including the cost of insurance.
4

Since investment option performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.
We may include information about a series’ or an advisor’s investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series’ portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series’ total return. A fund may also advertise performance by dividing returns into equity and debt components.
A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:
The Dow Jones Industrial AverageSM (“DJIA”)
CS First Boston High Yield Index
Citigroup Corporate Index
Citigroup Government Bond Index
Standard & Poor’s 500 Index® (“S&P 500”)
Each investment option may include its yield and total return in advertisements or communications with current or prospective policy owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:
Lipper Analytical Services
Morningstar, Inc.
Thomson Financial
A fund may also compare a series’ performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:
Barron’s
Bloomberg Businessweek
Consumer Reports
Financial Planning
Financial Services Weekly
Forbes
Fortune
Investor’s Business Daily
Kiplinger’s Personal Finance
Money
The New York Times
Personal Investor
Registered Rep
U.S. News and World Report
The Wall Street Journal
The DJIA is an unweighted index of 30 industrial “blue chip” U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.
The S& P 500 is a free-float market capitalization weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor’s Index Committee makes all decisions about the S&P 500.
Weighted and unweighted indices: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to “weight” the influence of a stock’s price on the index. Simply put, larger companies’ stock prices influence the index more than smaller companies’ stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company’s relative size has no bearing on its impact on the index.
The funds’ annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on page one.
5

Additional Information about Charges

Reduction in Charges
We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that factors below will result in savings of sales, underwriting, administrative or other costs.
Eligibility for the amount of these reductions will be determined by a number of factors including:
❖	the number of insureds,
❖	total premiums expected to be paid,
❖	total assets under management for the policyowner,
❖	the nature of the relationship among individual insureds,
❖	the purpose for which the policies are being purchased,
❖	where there is a preexisting relationship with us, such as being an employee of PHL Variable or its affiliates and their spouses; or employees or agents who retire from PHL Variable or its affiliates or 1851, or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom 1851 has selling agreements,
❖	internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and
❖	other circumstances which in our opinion are rationally related to the expected reduction in expenses.
Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.
Safekeeping of the Separate Account’s Assets

We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.
State Regulation

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.
State regulation of PHL Variable includes certain limitations on investments we may make, including investments for the Separate Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Separate Account’s investment policies.
Reports

We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.
Financial Support Arrangement

Phoenix Life has a financial support arrangement with PHL Variable. Under this arrangement, Phoenix Life will contribute capital to PHL Variable in the event that PHL Variable's combined capital and surplus falls below $10 Million and/or PHL Variable's adjusted capital falls below 250% of risk based capital. This arrangement is not evidence of indebtedness or an obligation or liability of Phoenix Life to the owner of a PHL Variable contract and does not provide the owner of a PHL Variable contract with recourse against Phoenix Life. Phoenix Life's audited GAAP financial statements for the year ended December 31, 2013 are included in this Statement of Additional Information and are available and posted on our website at www.phoenixwm.com* under “Products/Product Prospectuses.”
Experts

The financial statements of PHLVIC Variable Universal Life Account as of December 31, 2013 which include the statements of assets and liabilities as of the year then ended, the results of each of their operations for the period then ended, the changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated, the financial statements of PHL Variable
6

Insurance Company as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013 included in this Prospectus and in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

* This is intended as an inactive textual reference only.
7

ANNUAL REPORT

PHLVIC VARIABLE UNIVERSAL

LIFE ACCOUNT

December 31, 2013

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Alger Capital Appreciation Portfolio – Class I-2 Shares	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A	DWS Small Cap Index VIP – Class A
Assets:

Investments at fair value	$185,895	$182,328	$5,060,338	$79,900

Total assets	$185,895	$182,328	$5,060,338	$79,900

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$185,895	$182,328	$5,060,338	$79,900

Units outstanding	28,534	98,848	1,231,438	43,822

Investment shares held	2,533	1,896	266,194	4,517
Investments at cost	$90,726	$129,984	$3,554,761	$62,385

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$-	-	$1.84	3,926	$1.43	100,954	$1.83	5,712
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$-	-	$-	-	$1.81	64,821	$1.78	1,775
Phoenix Joint Edge® VUL	$-	-	$1.77	11	$1.63	23,324	$1.79	631
The Phoenix Edge® – SVUL	$6.51	626	$1.84	25,810	$4.57	131,582	$-	-
The Phoenix Edge® – VUL	$6.51	27,908	$1.84	69,101	$4.57	910,757	$1.83	35,704

	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares	Federated Prime Money Fund II	Fidelity® VIP Contrafund® Portfolio – Service Class
Assets:

Investments at fair value	$4,528,582	$921,014	$2,779,346	$4,029,017

Total assets	$4,528,582	$921,014	$2,779,346	$4,029,017

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$4,528,582	$921,014	$2,779,346	$4,029,017

Units outstanding	1,567,425	202,567	2,779,882	902,333

Investment shares held	413,569	128,813	2,779,346	117,670
Investments at cost	$4,648,627	$839,769	$2,779,346	$3,325,894

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding

Phoenix Benefit Choice VULSM	$1.25	8,095	$1.68	8,696	$1.00	871,576	$1.38	177,222
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$1.32	143,501	$1.92	32,273	$0.98	30,010	$2.03	62,965
Phoenix Joint Edge® VUL	$1.23	31,582	$1.72	4,564	$1.00	172,725	$1.60	14,145
The Phoenix Edge® – SVUL	$3.10	42,823	$5.33	14,564	$1.00	549,402	$5.61	122,374
The Phoenix Edge® – VUL	$3.10	1,341,424	$5.33	142,470	$1.00	1,156,169	$5.61	525,627

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

(Continued)

	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class	Franklin Income Securities Fund – Class 2
Assets:

Investments at fair value	$9,091,566	$1,501,522	$2,129,944	$2,046,134

Total assets	$9,091,566	$1,501,522	$2,129,944	$2,046,134

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$9,091,566	$1,501,522	$2,129,944	$2,046,134

Units outstanding	3,672,779	422,851	1,551,282	1,312,701

Investment shares held	303,964	26,342	174,015	127,327
Investments at cost	$4,668,611	$824,125	$2,146,240	$1,859,820

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.41	1,853,423	$1.33	69,290	$1.35	500,404	$1.42	359,352
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$1.95	110,055	$1.93	5,388	$1.35	28,120	$1.58	124,237
Phoenix Joint Edge® VUL	$1.67	611,222	$1.53	45,931	$1.35	338,942	$1.52	184,132
The Phoenix Edge® – SVUL	$4.77	53,011	$4.40	10,910	$1.40	50,128	$1.64	98,363
The Phoenix Edge® – VUL	$4.77	1,045,068	$4.40	291,332	$1.40	633,688	$1.64	546,617

	Guggenheim VT U.S. Long Short Equity Fund	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	Ibbotson Growth ETF Asset Allocation Portfolio – Class II
Assets:

Investments at fair value	$9,975	$2,542,669	$1,922,575	$3,198,063

Total assets	$9,975	$2,542,669	$1,922,575	$3,198,063

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$9,975	$2,542,669	$1,922,575	$3,198,063

Units outstanding	5,190	1,892,500	1,527,746	2,428,190

Investment shares held	680	223,238	170,745	296,942
Investments at cost	$6,858	$2,010,626	$1,736,995	$2,817,899

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$-	-	$1.34	135,172	$1.26	269,888	$1.32	422,293
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$-	-	$1.32	29,809	$1.24	237,764	$1.30	471,352
Phoenix Joint Edge® VUL	$-	-	$1.34	5,003	$1.26	4,317	$1.32	142,223
The Phoenix Edge® – SVUL	$-	-	$1.34	16,312	$1.26	98,738	$-	-
The Phoenix Edge® – VUL	$1.92	5,190	$1.34	1,706,204	$1.26	917,039	$1.32	1,392,322

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

(Continued)

	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	Invesco V.I. American Franchise Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Equity and Income Fund – Series II Shares
Assets:

Investments at fair value	$287,560	$2,514,264	$520,153	$106,762

Total assets	$287,560	$2,514,264	$520,153	$106,762

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$287,560	$2,514,264	$520,153	$106,762

Units outstanding	242,830	1,822,510	303,936	67,082

Investment shares held	25,381	49,659	13,535	5,764
Investments at cost	$270,462	$1,853,440	$339,631	$81,691

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.19	14,392	$1.38	15,601	$-	-	$1.46	18,574
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$1.17	24,763	$1.37	73,321	$-	-	$-	-
Phoenix Joint Edge® VUL	$1.19	8,261	$1.38	5,952	$-	-	$1.61	2,780
The Phoenix Edge® – SVUL	$-	-	$1.38	130,914	$1.71	8,278	$-	-
The Phoenix Edge® – VUL	$1.19	195,414	$1.38	1,596,722	$1.71	295,658	$1.64	45,728

	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Assets:

Investments at fair value	$130,007	$169,376	$550,996	$5,856,934

Total assets	$130,007	$169,376	$550,996	$5,856,934

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$130,007	$169,376	$550,996	$5,856,934

Units outstanding	68,550	87,663	300,010	3,601,567

Investment shares held	8,593	19,446	44,760	176,201
Investments at cost	$116,892	$266,898	$517,579	$4,856,231

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$-	-	$-	-	$1.59	52,624	$1.27	33,073
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$-	-	$-	-	$-	-	$1.60	85,932
Phoenix Joint Edge® VUL	$-	-	$-	-	$1.62	2,393	$1.52	7,394
The Phoenix Edge® – SVUL	$-	-	$-	-	$1.89	7,972	$1.63	191,015
The Phoenix Edge® – VUL	$1.90	68,550	$1.93	87,663	$1.89	237,021	$1.63	3,284,153

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

(Continued)

	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Mutual Shares Securities Fund – Class 2	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Assets:

Investments at fair value	$819,269	$3,147,500	$5,025,911	$105,360

Total assets	$819,269	$3,147,500	$5,025,911	$105,360

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$819,269	$3,147,500	$5,025,911	$105,360

Units outstanding	486,104	1,179,473	3,193,344	77,310

Investment shares held	34,966	145,515	189,443	5,473
Investments at cost	$648,651	$2,537,521	$3,055,741	$72,862

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.39	24,409	$1.28	399,961	$1.48	1,468,671	$1.41	11,508
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$1.69	5,984	$1.68	109,789	$1.61	57,963	$1.31	11,320
Phoenix Joint Edge® VUL	$1.64	1,513	$1.50	178,724	$1.62	467,599	$-	-
The Phoenix Edge® – SVUL	$1.70	150,780	$4.45	74,171	$1.67	80,827	$1.36	3,714
The Phoenix Edge® – VUL	$1.70	303,418	$4.45	416,828	$1.67	1,118,284	$1.36	50,768

	Oppenheimer Capital Appreciation Fund/VA – Service Shares	Oppenheimer Global Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
Assets:

Investments at fair value	$132,577	$482,258	$3,198,703	$2,176,303

Total assets	$132,577	$482,258	$3,198,703	$2,176,303

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$132,577	$482,258	$3,198,703	$2,176,303

Units outstanding	93,573	325,772	1,880,090	2,540,670

Investment shares held	2,311	11,916	116,191	359,719
Investments at cost	$95,499	$337,152	$1,561,237	$3,033,043

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.27	16,557	$1.34	98,961	$1.68	713,479	$0.85	1,040,278
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$-	-	$1.48	7,850	$1.61	45,484	$0.93	75,364
Phoenix Joint Edge® VUL	$1.42	186	$1.58	24,721	$1.88	239,503	$0.68	542,667
The Phoenix Edge® – SVUL	$-	-	$1.54	48,506	$1.67	29,698	$0.97	121,020
The Phoenix Edge® – VUL	$1.45	76,830	$1.54	145,734	$1.67	851,926	$0.97	761,341

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

(Continued)

	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund
Assets:

Investments at fair value	$233,336	$929,568	$10,400	$15,225

Total assets	$233,336	$929,568	$10,400	$15,225

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$233,336	$929,568	$10,400	$15,225

Units outstanding	160,709	584,525	20,554	6,495

Investment shares held	18,519	84,659	977	116
Investments at cost	$239,765	$928,229	$23,686	$8,337

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.32	17,464	$1.45	62,497	$-	-	$-	-
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$1.42	12,015	$1.56	56,405	$-	-	$-	-
Phoenix Joint Edge® VUL	$1.26	1,701	$1.42	13,203	$-	-	$-	-
The Phoenix Edge® – SVUL	$1.47	3,248	$1.62	124,624	$-	-	$-	-
The Phoenix Edge® – VUL	$1.47	126,281	$1.62	327,796	$0.51	20,554	$2.34	6,495

	Sentinel Variable Products Balanced Fund	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Fund
Assets:

Investments at fair value	$166,725	$1,527,227	$8,859,115	$126,568

Total assets	$166,725	$1,527,227	$8,859,115	$126,568

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$166,725	$1,527,227	$8,859,115	$126,568

Units outstanding	114,589	1,081,097	5,599,314	87,763

Investment shares held	12,323	156,639	481,736	8,432
Investments at cost	$146,549	$1,602,867	$5,584,490	$100,232

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.45	19,074	$1.41	467,722	$1.56	3,021,262	$1.40	15,008
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$1.41	5,660	$1.39	16,149	$1.53	96,349	$-	-
Phoenix Joint Edge® VUL	$1.52	2,044	$1.39	333,233	$1.66	1,167,350	$1.47	193
The Phoenix Edge® – SVUL	$-	-	$1.43	39,806	$1.57	144,003	$-	-
The Phoenix Edge® – VUL	$1.46	87,811	$1.43	224,187	$1.57	1,170,350	$1.45	72,562

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

(Continued)

	Sentinel Variable Products Small Company Fund	Templeton Developing Markets Securities Fund – Class 2	Templeton Foreign Securities Fund – Class 2	Templeton Growth Securities Fund – Class 2
Assets:

Investments at fair value	$1,498,501	$778,920	$1,641,347	$2,344,557

Total assets	$1,498,501	$778,920	$1,641,347	$2,344,557

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$1,498,501	$778,920	$1,641,347	$2,344,557

Units outstanding	891,443	683,914	428,906	1,047,742

Investment shares held	91,820	76,439	95,206	153,943
Investments at cost	$1,124,363	$862,628	$1,452,461	$1,875,129

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.65	479,873	$0.92	230,385	$1.18	91,426	$1.20	408,469
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$1.61	24,975	$1.21	14,368	$1.73	15,362	$1.57	120,711
Phoenix Joint Edge® VUL	$1.83	146,976	$1.14	13,134	$1.33	1,566	$1.42	191,453
The Phoenix Edge® – SVUL	$1.66	37,922	$1.26	200,155	$4.69	81,344	$4.26	31,689
The Phoenix Edge® – VUL	$1.66	201,697	$1.26	225,872	$4.69	239,208	$4.26	295,420

	Virtus Capital Growth Series – Class A Shares	Virtus Growth & Income Series – Class A Shares	Virtus International Series – Class A Shares	Virtus Multi-Sector Fixed Income Series – Class A Shares
Assets:

Investments at fair value	$1,005,200	$4,364,288	$15,379,085	$4,040,663

Total assets	$1,005,200	$4,364,288	$15,379,085	$4,040,663

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$1,005,200	$4,364,288	$15,379,085	$4,040,663

Units outstanding	285,032	1,046,719	6,182,918	1,531,328

Investment shares held	49,251	253,295	843,614	423,549
Investments at cost	$700,327	$3,278,042	$13,147,476	$3,798,007

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.26	14,932	$1.37	27,066	$1.18	3,137,431	$1.59	574,451
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$-	-	$1.76	57,079	$1.97	200,799	$1.73	38,034
Phoenix Joint Edge® VUL	$-	-	$1.56	5,056	$1.27	1,113,565	$1.62	406,226
The Phoenix Edge® – SVUL	$3.65	1,552	$4.41	92,771	$5.70	86,192	$4.69	53,499
The Phoenix Edge® – VUL	$3.65	268,548	$4.41	864,747	$5.70	1,644,931	$4.69	459,118

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

(Continued)

	Virtus Real Estate Securities Series – Class A Shares	Virtus Small-Cap Growth Series – Class A Shares	Virtus Small-Cap Value Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares
Assets:

Investments at fair value	$4,667,810	$2,079,959	$6,899,006	$967,513

Total assets	$4,667,810	$2,079,959	$6,899,006	$967,513

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$4,667,810	$2,079,959	$6,899,006	$967,513

Units outstanding	1,626,851	384,832	2,434,595	237,373

Investment shares held	200,077	95,764	389,336	67,141
Investments at cost	$4,788,579	$1,534,040	$5,018,011	$913,074

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.28	804,727	$1.39	73,641	$1.39	1,076,937	$1.45	5,159
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$1.82	76,816	$2.33	5,272	$1.78	109,433	$1.71	13,901
Phoenix Joint Edge® VUL	$1.39	267,500	$1.72	37,812	$1.57	337,228	$1.57	678
The Phoenix Edge® – SVUL	$6.55	27,867	$7.09	24,926	$5.14	59,338	$-	-
The Phoenix Edge® – VUL	$6.55	449,941	$7.09	243,181	$5.14	851,659	$4.30	217,635

	Wanger International	Wanger International Select	Wanger Select	Wanger USA
Assets:

Investments at fair value	$4,797,816	$1,110,567	$770,535	$1,705,950

Total assets	$4,797,816	$1,110,567	$770,535	$1,705,950

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total net assets	$4,797,816	$1,110,567	$770,535	$1,705,950

Units outstanding	1,478,463	261,650	198,706	330,531

Investment shares held	138,866	54,307	21,164	41,477
Investments at cost	$4,131,849	$1,154,803	$482,470	$1,300,078

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$1.27	816,142	$1.14	111,151	$1.42	85,932	$1.66	68,941
Phoenix Executive VUL®	$-	-	$-	-	$-	-	$-	-
Phoenix Express VUL®	$2.31	39,660	$2.08	5,668	$2.14	12,241	$2.07	10,297
Phoenix Joint Edge® VUL	$1.52	210,619	$1.26	4,098	$1.59	777	$1.83	460
The Phoenix Edge® – SVUL	$8.12	31,031	$6.87	38,472	$6.23	9,721	$6.26	41,831
The Phoenix Edge® – VUL	$8.12	381,011	$6.87	102,261	$6.23	90,035	$6.26	209,002

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2013

	Alger Capital Appreciation Portfolio – Class I-2 Shares	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A	DWS Small Cap Index VIP – Class A
Income:

Dividends	$606	$1,489	$76,416	$465
Expenses:
Mortality and expense fees	9	20	524	13
Administrative fees	-	-	-	-

Net investment income (loss)	597	1,469	75,892	452

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,908	9,232	16,777	171
Realized gain distributions	18,922	5,212	90,772	1,117

Realized gain (loss)	20,830	14,444	107,549	1,288

Change in unrealized appreciation (depreciation) during the year	27,579	31,387	997,071	12,310

Net increase (decrease) in net assets from operations	$49,006	$47,300	$1,180,512	$14,050

	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares	Federated Prime Money Fund II	Fidelity® VIP Contrafund® Portfolio – Service Class
Income:
Dividends	$154,233	$59,001	$-	$35,596
Expenses:
Mortality and expense fees	917	288	141	569
Administrative fees	-	-	-	-

Net investment income (loss)	153,316	58,713	(141)	35,027

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(4,744)	548	-	116,650
Realized gain distributions	-	-	-	1,044

Realized gain (loss)	(4,744)	548	-	117,694

Change in unrealized appreciation (depreciation) during the year	(247,648)	(2,240)	-	881,730

Net increase (decrease) in net assets from operations	$(99,076)	$57,021	$(141)	$1,034,451

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2013

(Continued)

	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class	Franklin Income Securities Fund – Class 2
Income:

Dividends	$15,861	$2,546	$49,433	$119,891
Expenses:
Mortality and expense fees	914	43	177	878
Administrative fees	-	-	-	-

Net investment income (loss)	14,947	2,503	49,256	119,013

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	279,220	9,971	(2,490)	2,957
Realized gain distributions	4,253	919	26,376	-

Realized gain (loss)	283,473	10,890	23,886	2,957

Change in unrealized appreciation (depreciation) during the year	2,267,014	391,053	(113,656)	123,399

Net increase (decrease) in net assets from operations	$2,565,434	$404,446	$(40,514)	$245,369

	Guggenheim VT U.S. Long Short Equity Fund	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	Ibbotson Growth ETF Asset Allocation Portfolio – Class II
Income:
Dividends	$-	$26,461	$25,707	$35,766
Expenses:
Mortality and expense fees	-	166	2,524	2,702
Administrative fees	-	-	-	-

Net investment income (loss)	-	26,295	23,183	33,064

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,333	6,909	44,645	941
Realized gain distributions	-	18,066	9,959	3,894

Realized gain (loss)	1,333	24,975	54,604	4,835

Change in unrealized appreciation (depreciation) during the year	562	342,057	156,801	390,980

Net increase (decrease) in net assets from operations	$1,895	$393,327	$234,588	$428,879

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2013

(Continued)

	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	Invesco V.I. American Franchise Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Equity and Income Fund – Series II Shares
Income:

Dividends	$4,101	$9,363	$6,870	$1,496
Expenses:
Mortality and expense fees	137	422	-	-
Administrative fees	-	-	-	-

Net investment income (loss)	3,964	8,941	6,870	1,496

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	168	13,062	11,362	27,221
Realized gain distributions	2,600	-	-	-

Realized gain (loss)	2,768	13,062	11,362	27,221

Change in unrealized appreciation (depreciation) during the year	12,874	707,465	106,099	(1,717)

Net increase (decrease) in net assets from operations	$19,606	$729,468	$124,331	$27,000

	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Income:
Dividends	$837	$-	$27,065	$30,495
Expenses:
Mortality and expense fees	-	-	-	597
Administrative fees	-	-	-	-

Net investment income (loss)	837	-	27,065	29,898

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	385	6,938	438	124,045
Realized gain distributions	8,446	19,592	10,860	-

Realized gain (loss)	8,831	26,530	11,298	124,045

Change in unrealized appreciation (depreciation) during the year	20,907	25,126	3,977	1,429,647

Net increase (decrease) in net assets from operations	$30,575	$51,656	$42,340	$1,583,590

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2013

(Continued)

	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Mutual Shares Securities Fund – Class 2	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Income:

Dividends	$3,168	$58,130	$31,127	$-
Expenses:
Mortality and expense fees	48	897	367	55
Administrative fees	-	-	-	-

Net investment income (loss)	3,120	57,233	30,760	(55)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	5,840	77,415	73,266	675
Realized gain distributions	-	-	234,446	-

Realized gain (loss)	5,840	77,415	307,712	675

Change in unrealized appreciation (depreciation) during the year	179,249	576,802	1,119,108	29,893

Net increase (decrease) in net assets from operations	$188,209	$711,450	$1,457,580	$30,513

	Oppenheimer Capital Appreciation Fund/VA – Service Shares	Oppenheimer Global Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
Income:
Dividends	$703	$4,682	$20,621	$32,945
Expenses:
Mortality and expense fees	-	47	312	320
Administrative fees	-	-	-	-

Net investment income (loss)	703	4,635	20,309	32,625

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	33,545	255	125,092	(4,084)
Realized gain distributions	-	-	35,599	-

Realized gain (loss)	33,545	255	160,691	(4,084)

Change in unrealized appreciation (depreciation) during the year	1,799	91,313	817,615	(348,592)

Net increase (decrease) in net assets from operations	$36,047	$96,203	$998,615	$(320,051)

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2013

(Continued)

	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund
Income:

Dividends	$4,020	$24,797	$-	$14
Expenses:
Mortality and expense fees	95	422	-	-
Administrative fees	-	-	-	-

Net investment income (loss)	3,925	24,375	-	14

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(5,689)	(16,080)	(4,880)	102
Realized gain distributions	1,886	8,093	-	-

Realized gain (loss)	(3,803)	(7,987)	(4,880)	102

Change in unrealized appreciation (depreciation) during the year	(27,764)	(45,442)	6,427	4,958

Net increase (decrease) in net assets from operations	$(27,642)	$(29,054)	$1,547	$5,074

	Sentinel Variable Products Balanced Fund	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Fund
Income:
Dividends	$2,471	$47,923	$127,105	$107
Expenses:
Mortality and expense fees	37	104	632	-
Administrative fees	-	-	-	-

Net investment income (loss)	2,434	47,819	126,473	107

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	5,727	(3,334)	212,643	3,553
Realized gain distributions	7,872	-	569,570	11,850

Realized gain (loss)	13,599	(3,334)	782,213	15,403

Change in unrealized appreciation (depreciation) during the year	13,725	(50,246)	1,356,630	13,186

Net increase (decrease) in net assets from operations	$29,758	$(5,761)	$2,265,316	$28,696

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2013

(Continued)

	Sentinel Variable Products Small Company Fund	Templeton Developing Markets Securities Fund – Class 2	Templeton Foreign Securities Fund – Class 2	Templeton Growth Securities Fund – Class 2
Income:

Dividends	$1,828	$12,029	$30,601	$58,242
Expenses:
Mortality and expense fees	175	82	130	931
Administrative fees	-	-	-	-

Net investment income (loss)	1,653	11,947	30,471	57,311

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	32,143	389	20,985	43,940
Realized gain distributions	213,028	-	-	-

Realized gain (loss)	245,171	389	20,985	43,940

Change in unrealized appreciation (depreciation) during the year	162,233	(16,068)	226,819	479,693

Net increase (decrease) in net assets from operations	$409,057	$(3,732)	$278,275	$580,944

	Virtus Capital Growth Series – Class A Shares	Virtus Growth & Income Series – Class A Shares	Virtus International Series – Class A Shares	Virtus Multi-Sector Fixed Income Series – Class A Shares
Income:
Dividends	$2,965	$34,524	$322,492	$221,891
Expenses:
Mortality and expense fees	-	451	1,828	327
Administrative fees	-	-	-	-

Net investment income (loss)	2,965	34,073	320,664	221,564

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	5,357	96,848	130,489	2,216
Realized gain distributions	-	318,509	-	-

Realized gain (loss)	5,357	415,357	130,489	2,216

Change in unrealized appreciation (depreciation) during the year	224,468	668,714	659,654	(137,279)

Net increase (decrease) in net assets from operations	$232,790	$1,118,144	$1,110,807	$86,501

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2013

(Continued)

	Virtus Real Estate Securities Series – Class A Shares	Virtus Small-Cap Growth Series – Class A Shares	Virtus Small-Cap Value Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares
Income:

Dividends	$71,777	$5,150	$35,540	$17,414
Expenses:
Mortality and expense fees	686	57	827	107
Administrative fees	-	-	-	-

Net investment income (loss)	71,091	5,093	34,713	17,307

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	7,086	41,119	113,720	7,025
Realized gain distributions	736,600	16,444	-	72,894

Realized gain (loss)	743,686	57,563	113,720	79,919

Change in unrealized appreciation (depreciation) during the year	(770,739)	556,902	1,947,923	51,721

Net increase (decrease) in net assets from operations	$44,038	$619,558	$2,096,356	$148,947

	Wanger International	Wanger International Select	Wanger Select	Wanger USA
Income:
Dividends	$117,170	$69,925	$1,870	$2,139
Expenses:
Mortality and expense fees	419	62	104	90
Administrative fees	-	-	-	-

Net investment income (loss)	116,751	69,863	1,766	2,049

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	36,115	13,794	14,997	56,888
Realized gain distributions	303,018	42,608	9,458	135,643

Realized gain (loss)	339,133	56,402	24,455	192,531

Change in unrealized appreciation (depreciation) during the year	449,970	35,110	176,085	271,218

Net increase (decrease) in net assets from operations	$905,854	$161,375	$202,306	$465,798

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

	Alger Capital Appreciation Portfolio – Class I-2 Shares		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
	2013	2012	2013	2012

Increase (decrease) in net assets from operations:
Net investment income (loss)	$597	$1,456	$1,469	$815
Realized gains (losses)	20,830	2,811	14,444	7,127
Unrealized appreciation (depreciation) during the year	27,579	19,407	31,387	5,470

Net increase (decrease) in net assets from operations	49,006	23,674	47,300	13,412

Contract transactions:
Payments received from contract owners	8,483	9,825	16,429	14,591
Transfers between Investment Options (including Guaranteed Interest Account), net	(245)	(6,095)	59,021	22,719
Transfers for contract benefits and terminations	(9,500)	(3,080)	(28,137)	(33,053)
Contract maintenance charges	(6,954)	(9,860)	(6,892)	(3,991)

Net increase (decrease) in net assets resulting from contract transactions	(8,216)	(9,210)	40,421	266

Total increase (decrease) in net assets	40,790	14,464	87,721	13,678

Net assets at beginning of period	145,105	130,641	94,607	80,929

Net assets at end of period	$185,895	$145,105	$182,328	$94,607

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	DWS Equity 500 Index VIP – Class A		DWS Small Cap Index VIP – Class A
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$75,892	$62,901	$452	$182
Realized gains (losses)	107,549	49,234	1,288	4,552
Unrealized appreciation (depreciation) during the year	997,071	430,904	12,310	570

Net increase (decrease) in net assets from operations	1,180,512	543,039	14,050	5,304

Contract transactions:
Payments received from contract owners	347,513	398,934	4,290	3,885
Transfers between Investment Options (including Guaranteed Interest Account), net	283,305	(159,240)	42,146	685
Transfers for contract benefits and terminations	(170,163)	(408,641)	(2,289)	(9,536)
Contract maintenance charges	(282,097)	(252,225)	(2,318)	(2,901)

Net increase (decrease) in net assets resulting from contract transactions	178,558	(421,172)	41,829	(7,867)

Total increase (decrease) in net assets	1,359,070	121,867	55,879	(2,563)

Net assets at beginning of period	3,701,268	3,579,401	24,021	26,584

Net assets at end of period	$5,060,338	$3,701,268	$79,900	$24,021

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Federated Fund for U.S. Government Securities II		Federated High Income Bond Fund II – Primary Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$153,316	$185,119	$58,713	$50,194
Realized gains (losses)	(4,744)	13,435	548	2,108
Unrealized appreciation (depreciation) during the year	(247,648)	(55,394)	(2,240)	44,007

Net increase (decrease) in net assets from operations	(99,076)	143,160	57,021	96,309

Contract transactions:
Payments received from contract owners	430,670	781,030	70,569	69,236
Transfers between Investment Options (including Guaranteed Interest Account), net	5,415	(89,623)	51,876	188,366
Transfers for contract benefits and terminations	(289,693)	(758,812)	(56,339)	(73,022)
Contract maintenance charges	(326,867)	(353,038)	(43,789)	(51,736)

Net increase (decrease) in net assets resulting from contract transactions	(180,475)	(420,443)	22,317	132,844

Total increase (decrease) in net assets	(279,551)	(277,283)	79,338	229,153

Net assets at beginning of period	4,808,133	5,085,416	841,676	612,523

Net assets at end of period	$4,528,582	$4,808,133	$921,014	$841,676

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Federated Prime Money Fund II		Fidelity® VIP Contrafund® Portfolio – Service Class
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(141)	$(145)	$35,027	$37,979
Realized gains (losses)	-	-	117,694	65,936
Unrealized appreciation (depreciation) during the year	-	-	881,730	371,034

Net increase (decrease) in net assets from operations	(141)	(145)	1,034,451	474,949

Contract transactions:
Payments received from contract owners	366,686	436,884	302,977	294,686
Transfers between Investment Options (including Guaranteed Interest Account), net	(7,681)	(147,201)	53,975	(6,653)
Transfers for contract benefits and terminations	(249,470)	(1,377,249)	(333,999)	(455,999)
Contract maintenance charges	(232,601)	(265,497)	(198,261)	(207,231)

Net increase (decrease) in net assets resulting from contract transactions	(123,066)	(1,353,063)	(175,308)	(375,197)

Total increase (decrease) in net assets	(123,207)	(1,353,208)	859,143	99,752

Net assets at beginning of period	2,902,553	4,255,761	3,169,874	3,070,122

Net assets at end of period	$2,779,346	$2,902,553	$4,029,017	$3,169,874

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Fidelity® VIP Growth Opportunities Portfolio – Service Class		Fidelity® VIP Growth Portfolio – Service Class
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$14,947	$20,008	$2,503	$5,449
Realized gains (losses)	283,473	140,967	10,890	47,302
Unrealized appreciation (depreciation) during the year	2,267,014	1,020,727	391,053	116,565

Net increase (decrease) in net assets from operations	2,565,434	1,181,702	404,446	169,316

Contract transactions:
Payments received from contract owners	941,148	1,034,096	121,938	150,757
Transfers between Investment Options (including Guaranteed Interest Account), net	(192,207)	(216,341)	(3,987)	(53,479)
Transfers for contract benefits and terminations	(560,896)	(537,652)	(61,044)	(195,794)
Contract maintenance charges	(613,454)	(591,087)	(76,045)	(128,860)

Net increase (decrease) in net assets resulting from contract transactions	(425,409)	(310,984)	(19,138)	(227,376)

Total increase (decrease) in net assets	2,140,025	870,718	385,308	(58,060)

Net assets at beginning of period	6,951,541	6,080,823	1,116,214	1,174,274

Net assets at end of period	$9,091,566	$6,951,541	$1,501,522	$1,116,214

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Fidelity® VIP Investment Grade Bond Portfolio – Service Class		Franklin Income Securities Fund – Class 2
	2013	2012	2013	2012

Increase (decrease) in net assets from operations:
Net investment income (loss)	$49,256	$46,960	$119,013	$99,955
Realized gains (losses)	23,886	56,580	2,957	1,813
Unrealized appreciation (depreciation) during the year	(113,656)	9,105	123,399	86,312

Net increase (decrease) in net assets from operations	(40,514)	112,645	245,369	188,080

Contract transactions:
Payments received from contract owners	284,964	339,513	177,655	196,339
Transfers between Investment Options (including Guaranteed Interest Account), net	144,300	63,483	106,590	46,684
Transfers for contract benefits and terminations	(150,508)	(261,976)	(83,192)	(44,048)
Contract maintenance charges	(185,061)	(196,762)	(127,704)	(131,598)

Net increase (decrease) in net assets resulting from contract transactions	93,695	(55,742)	73,349	67,377

Total increase (decrease) in net assets	53,181	56,903	318,718	255,457

Net assets at beginning of period	2,076,763	2,019,860	1,727,416	1,471,959

Net assets at end of period	$2,129,944	$2,076,763	$2,046,134	$1,727,416

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Guggenheim VT U.S. Long Short Equity Fund		Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
	2013	2012	2013	2012

Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$26,295	$24,007
Realized gains (losses)	1,333	1,465	24,975	16,190
Unrealized appreciation (depreciation) during the year	562	(410)	342,057	247,149

Net increase (decrease) in net assets from operations	1,895	1,055	393,327	287,346

Contract transactions:
Payments received from contract owners	875	2,488	250,478	333,345
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	85,403	(195,939)
Transfers for contract benefits and terminations	(4,538)	(16,084)	(131,102)	(383,781)
Contract maintenance charges	(1,564)	(1,716)	(174,805)	(158,435)

Net increase (decrease) in net assets resulting from contract transactions	(5,227)	(15,312)	29,974	(404,810)

Total increase (decrease) in net assets	(3,332)	(14,257)	423,301	(117,464)

Net assets at beginning of period	13,307	27,564	2,119,368	2,236,832

Net assets at end of period	$9,975	$13,307	$2,542,669	$2,119,368

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II		Ibbotson Growth ETF Asset AllocationPortfolio – Class II
	2013	2012	2013	2012

Increase (decrease) in net assets from operations:
Net investment income (loss)	$23,183	$28,035	$33,064	$28,170
Realized gains (losses)	54,604	93,086	4,835	185,357
Unrealized appreciation (depreciation) during the year	156,801	74,486	390,980	56,425

Net increase (decrease) in net assets from operations	234,588	195,607	428,879	269,952

Contract transactions:
Payments received from contract owners	210,657	219,363	362,187	271,862
Transfers between Investment Options (including Guaranteed Interest Account), net	(94,608)	217,426	130,602	133,661
Transfers for contract benefits and terminations	(481,279)	(62,919)	(6,826)	(76,448)
Contract maintenance charges	(104,258)	(133,406)	(215,193)	(174,633)

Net increase (decrease) in net assets resulting from contract transactions	(469,488)	240,464	270,770	154,442

Total increase (decrease) in net assets	(234,900)	436,071	699,649	424,394

Net assets at beginning of period	2,157,475	1,721,404	2,498,414	2,074,020

Net assets at end of period	$1,922,575	$2,157,475	$3,198,063	$2,498,414

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II		Invesco V.I. American Franchise Fund – Series I Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$3,964	$4,130	$8,941	$(248)
Realized gains (losses)	2,768	8,639	13,062	(3,659)
Unrealized appreciation (depreciation) during the year	12,874	6,374	707,465	(46,641)

Net increase (decrease) in net assets from operations	19,606	19,143	729,468	(50,548)

Contract transactions:
Payments received from contract owners	11,173	9,899	199,190	137,719
Transfers between Investment Options (including Guaranteed Interest Account), net	37,952	58,429	13,509	1,932,738
Transfers for contract benefits and terminations	(2,105)	(1,465)	(117,753)	(95,621)
Contract maintenance charges	(53,419)	(33,586)	(147,540)	(86,898)

Net increase (decrease) in net assets resulting from contract transactions	(6,399)	33,277	(52,594)	1,887,938

Total increase (decrease) in net assets	13,207	52,420	676,874	1,837,390

Net assets at beginning of period	274,353	221,933	1,837,390	-

Net assets at end of period	$287,560	$274,353	$2,514,264	$1,837,390

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$6,870	$4,362	$1,496	$2,918
Realized gains (losses)	11,362	4,056	27,221	137
Unrealized appreciation (depreciation) during the year	106,099	51,979	(1,717)	15,187

Net increase (decrease) in net assets from operations	124,331	60,397	27,000	18,242

Contract transactions:
Payments received from contract owners	28,095	43,367	5,051	7,428
Transfers between Investment Options (including Guaranteed Interest Account), net	(4,539)	(22,208)	22,104	3,533
Transfers for contract benefits and terminations	(40,954)	(52,617)	(93,336)	(3,477)
Contract maintenance charges	(29,666)	(40,668)	(20,141)	(8,514)

Net increase (decrease) in net assets resulting from contract transactions	(47,064)	(72,126)	(86,322)	(1,030)

Total increase (decrease) in net assets	77,267	(11,729)	(59,322)	17,212

Net assets at beginning of period	442,886	454,615	166,084	148,872

Net assets at end of period	$520,153	$442,886	$106,762	$166,084

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$837	$74	$-	$-
Realized gains (losses)	8,831	6,313	26,530	46,907
Unrealized appreciation (depreciation) during the year	20,907	6,154	25,126	(31,281)

Net increase (decrease) in net assets from operations	30,575	12,541	51,656	15,626

Contract transactions:
Payments received from contract owners	10,942	12,536	10,796	18,447
Transfers between Investment Options (including Guaranteed Interest Account), net	(158)	(1,329)	(8,121)	(126)
Transfers for contract benefits and terminations	(22,413)	(20,368)	(37,482)	(7,578)
Contract maintenance charges	(6,560)	(10,334)	(9,836)	(13,074)

Net increase (decrease) in net assets resulting from contract transactions	(18,189)	(19,495)	(44,643)	(2,331)

Total increase (decrease) in net assets	12,386	(6,954)	7,013	13,295

Net assets at beginning of period	117,621	124,575	162,363	149,068

Net assets at end of period	$130,007	$117,621	$169,376	$162,363

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$27,065	$29,693	$29,898	$43,651
Realized gains (losses)	11,298	8,290	124,045	88,955
Unrealized appreciation (depreciation) during the year	3,977	19,753	1,429,647	377,927

Net increase (decrease) in net assets from operations	42,340	57,736	1,583,590	510,533

Contract transactions:
Payments received from contract owners	38,508	45,486	476,935	587,176
Transfers between Investment Options (including Guaranteed Interest Account), net	(8,824)	62,490	(23,333)	(114,739)
Transfers for contract benefits and terminations	(38,874)	(14,198)	(340,037)	(453,334)
Contract maintenance charges	(26,271)	(42,627)	(358,626)	(334,385)

Net increase (decrease) in net assets resulting from contract transactions	(35,461)	51,151	(245,061)	(315,282)

Total increase (decrease) in net assets	6,879	108,887	1,338,529	195,251

Net assets at beginning of period	544,117	435,230	4,518,405	4,323,154

Net assets at end of period	$550,996	$544,117	$5,856,934	$4,518,405

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Mutual Shares Securities Fund – Class 2
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$3,120	$3,931	$57,233	$53,689
Realized gains (losses)	5,840	1,441	77,415	8,527
Unrealized appreciation (depreciation) during the year	179,249	74,692	576,802	285,725

Net increase (decrease) in net assets from operations	188,209	80,064	711,450	347,941

Contract transactions:
Payments received from contract owners	52,709	61,346	277,928	289,030
Transfers between Investment Options (including Guaranteed Interest Account), net	54,333	3,461	(114,176)	2,379
Transfers for contract benefits and terminations	(33,808)	(32,199)	(338,902)	(140,705)
Contract maintenance charges	(51,616)	(57,564)	(183,372)	(188,657)

Net increase (decrease) in net assets resulting from contract transactions	21,618	(24,956)	(358,522)	(37,953)

Total increase (decrease) in net assets	209,827	55,108	352,928	309,988

Net assets at beginning of period	609,442	554,334	2,794,572	2,484,584

Net assets at end of period	$819,269	$609,442	$3,147,500	$2,794,572

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Neuberger Berman AMT Guardian Portfolio – S Class		Neuberger Berman AMT Small Cap Growth Portfolio – S Class
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$30,760	$5,659	$(55)	$(58)
Realized gains (losses)	307,712	36,872	675	63
Unrealized appreciation (depreciation) during the year	1,119,108	390,281	29,893	3,723

Net increase (decrease) in net assets from operations	1,457,580	432,812	30,513	3,728

Contract transactions:
Payments received from contract owners	615,998	661,855	11,685	9,384
Transfers between Investment Options (including Guaranteed Interest Account), net	(225,173)	(34,033)	10,688	20,875
Transfers for contract benefits and terminations	(373,410)	(234,379)	(10,605)	-
Contract maintenance charges	(342,617)	(328,983)	(4,627)	(3,194)

Net increase (decrease) in net assets resulting from contract transactions	(325,202)	64,460	7,141	27,065

Total increase (decrease) in net assets	1,132,378	497,272	37,654	30,793

Net assets at beginning of period	3,893,533	3,396,261	67,706	36,913

Net assets at end of period	$5,025,911	$3,893,533	$105,360	$67,706

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Oppenheimer Capital Appreciation Fund/VA – Service Shares		Oppenheimer Global Fund/VA – Service Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$703	$1,168	$4,635	$5,359
Realized gains (losses)	33,545	27,720	255	4,669
Unrealized appreciation (depreciation) during the year	1,799	13,942	91,313	45,565

Net increase (decrease) in net assets from operations	36,047	42,830	96,203	55,593

Contract transactions:
Payments received from contract owners	15,936	13,714	66,567	57,687
Transfers between Investment Options (including Guaranteed Interest Account), net	(204,766)	(80,028)	27,018	(529)
Transfers for contract benefits and terminations	(1,470)	(2,455)	(7,069)	(67,297)
Contract maintenance charges	(5,458)	(10,396)	(16,978)	(20,428)

Net increase (decrease) in net assets resulting from contract transactions	(195,758)	(79,165)	69,538	(30,567)

Total increase (decrease) in net assets	(159,711)	(36,335)	165,741	25,026

Net assets at beginning of period	292,288	328,623	316,517	291,491

Net assets at end of period	$132,577	$292,288	$482,258	$316,517

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares		PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$20,309	$7,955	$32,625	$48,660
Realized gains (losses)	160,691	15,133	(4,084)	66,675
Unrealized appreciation (depreciation) during the year	817,615	373,261	(348,592)	(18,664)

Net increase (decrease) in net assets from operations	998,615	396,349	(320,051)	96,671

Contract transactions:
Payments received from contract owners	383,784	429,600	356,991	370,485
Transfers between Investment Options (including Guaranteed Interest Account), net	(305,701)	(63,051)	366,388	132,862
Transfers for contract benefits and terminations	(239,844)	(192,278)	(179,440)	(148,771)
Contract maintenance charges	(232,370)	(225,298)	(155,854)	(174,523)

Net increase (decrease) in net assets resulting from contract transactions	(394,131)	(51,027)	388,085	180,053

Total increase (decrease) in net assets	604,484	345,322	68,034	276,724

Net assets at beginning of period	2,594,219	2,248,897	2,108,269	1,831,545

Net assets at end of period	$3,198,703	$2,594,219	$2,176,303	$2,108,269

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$3,925	$2,963	$24,375	$26,039
Realized gains (losses)	(3,803)	19,282	(7,987)	19,780
Unrealized appreciation (depreciation) during the year	(27,764)	2,695	(45,442)	49,818

Net increase (decrease) in net assets from operations	(27,642)	24,940	(29,054)	95,637

Contract transactions:
Payments received from contract owners	25,251	29,335	74,281	87,631
Transfers between Investment Options (including Guaranteed Interest Account), net	(32,916)	44,980	(175,610)	77,204
Transfers for contract benefits and terminations	(57,010)	(2,180)	(21,604)	(157,644)
Contract maintenance charges	(16,535)	(28,584)	(51,269)	(52,406)

Net increase (decrease) in net assets resulting from contract transactions	(81,210)	43,551	(174,202)	(45,215)

Total increase (decrease) in net assets	(108,852)	68,491	(203,256)	50,422

Net assets at beginning of period	342,188	273,697	1,132,824	1,082,402

Net assets at end of period	$233,336	$342,188	$929,568	$1,132,824

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Rydex VT Inverse Government Long Bond Strategy Fund		Rydex VT Nova Fund
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$-	$-	$14	$-
Realized gains (losses)	(4,880)	(5,653)	102	21
Unrealized appreciation (depreciation) during the year	6,427	5,005	4,958	1,920

Net increase (decrease) in net assets from operations	1,547	(648)	5,074	1,941

Contract transactions:
Payments received from contract owners	243	1,747	597	597
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	-	-
Transfers for contract benefits and terminations	(3,530)	(137)	(56)	(50)
Contract maintenance charges	(1,251)	(6,924)	(910)	(773)

Net increase (decrease) in net assets resulting from contract transactions	(4,538)	(5,314)	(369)	(226)

Total increase (decrease) in net assets	(2,991)	(5,962)	4,705	1,715

Net assets at beginning of period	13,391	19,353	10,520	8,805

Net assets at end of period	$10,400	$13,391	$15,225	$10,520

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Sentinel Variable Products Balanced Fund		Sentinel Variable Products Bond Fund
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$2,434	$2,407	$47,819	$42,026
Realized gains (losses)	13,599	7,626	(3,334)	42,093
Unrealized appreciation (depreciation) during the year	13,725	2,841	(50,246)	713

Net increase (decrease) in net assets from operations	29,758	12,874	(5,761)	84,832

Contract transactions:
Payments received from contract owners	17,779	17,722	214,767	252,646
Transfers between Investment Options (including Guaranteed Interest Account), net	52,288	(6,717)	130,387	51,892
Transfers for contract benefits and terminations	(35,947)	(4,800)	(119,783)	(76,201)
Contract maintenance charges	(17,732)	(11,589)	(135,082)	(138,107)

Net increase (decrease) in net assets resulting from contract transactions	16,388	(5,384)	90,289	90,230

Total increase (decrease) in net assets	46,146	7,490	84,528	175,062

Net assets at beginning of period	120,579	113,089	1,442,699	1,267,637

Net assets at end of period	$166,725	$120,579	$1,527,227	$1,442,699

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Sentinel Variable Products Common Stock Fund		Sentinel Variable Products Mid Cap Fund
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
		`
Net investment income (loss)	$126,473	$130,475	$107	$206
Realized gains (losses)	782,213	163,584	15,403	(191)
Unrealized appreciation (depreciation) during the year	1,356,630	680,956	13,186	6,529

Net increase (decrease) in net assets from operations	2,265,316	975,015	28,696	6,544

Contract transactions:
Payments received from contract owners	1,185,918	1,255,659	11,006	12,086
Transfers between Investment Options (including Guaranteed Interest Account), net	(616,796)	(206,850)	20,706	36,094
Transfers for contract benefits and terminations	(688,462)	(438,313)	(15,309)	(1,639)
Contract maintenance charges	(660,413)	(647,121)	(7,569)	(6,379)

Net increase (decrease) in net assets resulting from contract transactions	(779,753)	(36,625)	8,834	40,162

Total increase (decrease) in net assets	1,485,563	938,390	37,530	46,706

Net assets at beginning of period	7,373,552	6,435,162	89,038	42,332

Net assets at end of period	$8,859,115	$7,373,552	$126,568	$89,038

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Sentinel Variable Products Small Company Fund		Templeton Developing Markets Securities Fund – Class 2
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$1,653	$5,634	$11,947	$8,373
Realized gains (losses)	245,171	156,950	389	7,093
Unrealized appreciation (depreciation) during the year	162,233	(41,615)	(16,068)	67,559

Net increase (decrease) in net assets from operations	409,057	120,969	(3,732)	83,025

Contract transactions:
Payments received from contract owners	193,066	202,975	70,349	73,463
Transfers between Investment Options (including Guaranteed Interest Account), net	(91,716)	8,974	166,097	(17,498)
Transfers for contract benefits and terminations	(119,300)	(55,769)	(41,631)	(88,302)
Contract maintenance charges	(103,904)	(97,680)	(47,660)	(58,040)

Net increase (decrease) in net assets resulting from contract transactions	(121,854)	58,500	147,155	(90,377)

Total increase (decrease) in net assets	287,203	179,469	143,423	(7,352)

Net assets at beginning of period	1,211,298	1,031,829	635,497	642,849

Net assets at end of period	$1,498,501	$1,211,298	$778,920	$635,497

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Templeton Foreign Securities Fund – Class 2		Templeton Growth Securities Fund – Class 2
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$30,471	$38,209	$57,311	$37,275
Realized gains (losses)	20,985	(21,872)	43,940	14,219
Unrealized appreciation (depreciation) during the year	226,819	192,641	479,693	304,914

Net increase (decrease) in net assets from operations	278,275	208,978	580,944	356,408

Contract transactions:
Payments received from contract owners	103,804	126,862	234,448	256,421
Transfers between Investment Options (including Guaranteed Interest Account), net	184,811	(34,995)	(72,106)	(61,878)
Transfers for contract benefits and terminations	(104,911)	(184,350)	(224,223)	(87,036)
Contract maintenance charges	(74,576)	(113,838)	(151,912)	(175,157)

Net increase (decrease) in net assets resulting from contract transactions	109,128	(206,321)	(213,793)	(67,650)

Total increase (decrease) in net assets	387,403	2,657	367,151	288,758

Net assets at beginning of period	1,253,944	1,251,287	1,977,406	1,688,648

Net assets at end of period	$1,641,347	$1,253,944	$2,344,557	$1,977,406

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Virtus Capital Growth Series – Class A Shares		Virtus Growth & Income Series – Class A Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$2,965	$4,717	$34,073	$32,114
Realized gains (losses)	5,357	9,363	415,357	70,111
Unrealized appreciation (depreciation) during the year	224,468	89,371	668,714	421,869

Net increase (decrease) in net assets from operations	232,790	103,451	1,118,144	524,094

Contract transactions:
Payments received from contract owners	70,215	73,249	293,502	391,502
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,667)	(47,795)	(45,139)	(65,538)
Transfers for contract benefits and terminations	(43,477)	(44,510)	(387,836)	(526,015)
Contract maintenance charges	(51,226)	(55,324)	(260,976)	(325,789)

Net increase (decrease) in net assets resulting from contract transactions	(26,155)	(74,380)	(400,449)	(525,840)

Total increase (decrease) in net assets	206,635	29,071	717,695	(1,746)

Net assets at beginning of period	798,565	769,494	3,646,593	3,648,339

Net assets at end of period	$1,005,200	$798,565	$4,364,288	$3,646,593

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Virtus International Series – Class A Shares		Virtus Multi-Sector Fixed Income Series – Class A Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$320,664	$379,307	$221,564	$233,331
Realized gains (losses)	130,489	179,101	2,216	5,302
Unrealized appreciation (depreciation) during the year	659,654	1,579,108	(137,279)	263,694

Net increase (decrease) in net assets from operations	1,110,807	2,137,516	86,501	502,327

Contract transactions:
Payments received from contract owners	1,747,369	1,940,795	442,358	501,601
Transfers between Investment Options (including Guaranteed Interest Account), net	43,024	(138,685)	128,528	30,624
Transfers for contract benefits and terminations	(1,133,697)	(1,325,198)	(228,740)	(192,015)
Contract maintenance charges	(1,084,339)	(1,086,966)	(310,284)	(337,424)

Net increase (decrease) in net assets resulting from contract transactions	(427,643)	(610,054)	31,862	2,786

Total increase (decrease) in net assets	683,164	1,527,462	118,363	505,113

Net assets at beginning of period	14,695,921	13,168,459	3,922,300	3,417,187

Net assets at end of period	$15,379,085	$14,695,921	$4,040,663	$3,922,300

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Virtus Real Estate Securities Series – Class A Shares		Virtus Small-Cap Growth Series – Class A Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$71,091	$44,293	$5,093	$2,952
Realized gains (losses)	743,686	425,446	57,563	7,188
Unrealized appreciation (depreciation) during the year	(770,739)	232,771	556,902	160,329

Net increase (decrease) in net assets from operations	44,038	702,510	619,558	170,469

Contract transactions:
Payments received from contract owners	516,857	546,833	164,863	146,040
Transfers between Investment Options (including Guaranteed Interest Account), net	228,506	(158,922)	23,956	23,526
Transfers for contract benefits and terminations	(363,429)	(397,851)	(195,343)	(120,134)
Contract maintenance charges	(324,533)	(368,261)	(106,246)	(125,718)

Net increase (decrease) in net assets resulting from contract transactions	57,401	(378,201)	(112,770)	(76,286)

Total increase (decrease) in net assets	101,439	324,309	506,788	94,183

Net assets at beginning of period	4,566,371	4,242,062	1,573,171	1,478,988

Net assets at end of period	$4,667,810	$4,566,371	$2,079,959	$1,573,171

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Virtus Small-Cap Value Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$34,713	$121,564	$17,307	$19,554
Realized gains (losses)	113,720	3,938	79,919	3,244
Unrealized appreciation (depreciation) during the year	1,947,923	290,717	51,721	81,684

Net increase (decrease) in net assets from operations	2,096,356	416,219	148,947	104,482

Contract transactions:
Payments received from contract owners	627,342	678,256	77,264	79,766
Transfers between Investment Options (including Guaranteed Interest Account), net	(188,727)	(38,026)	12,403	2,930
Transfers for contract benefits and terminations	(592,004)	(386,508)	(71,004)	(44,923)
Contract maintenance charges	(451,061)	(407,771)	(55,256)	(66,337)

Net increase (decrease) in net assets resulting from contract transactions	(604,450)	(154,049)	(36,593)	(28,564)

Total increase (decrease) in net assets	1,491,906	262,170	112,354	75,918

Net assets at beginning of period	5,407,100	5,144,930	855,159	779,241

Net assets at end of period	$6,899,006	$5,407,100	$967,513	$855,159

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Wanger International		Wanger International Select
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$116,751	$49,373	$69,863	$10,313
Realized gains (losses)	339,133	399,973	56,402	2,508
Unrealized appreciation (depreciation) during the year	449,970	351,544	35,110	155,040

Net increase (decrease) in net assets from operations	905,854	800,890	161,375	167,861

Contract transactions:
Payments received from contract owners	454,506	556,374	69,664	74,903
Transfers between Investment Options (including Guaranteed Interest Account), net	(52,747)	2,458	46,722	30,658
Transfers for contract benefits and terminations	(424,244)	(625,550)	(47,476)	(17,651)
Contract maintenance charges	(321,574)	(330,609)	(67,294)	(65,043)

Net increase (decrease) in net assets resulting from contract transactions	(344,059)	(397,327)	1,616	22,867

Total increase (decrease) in net assets	561,795	403,563	162,991	190,728

Net assets at beginning of period	4,236,021	3,832,458	947,576	756,848

Net assets at end of period	$4,797,816	$4,236,021	$1,110,567	$947,576

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2013 and 2012

(Continued)

	Wanger Select		Wanger USA
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:

Net investment income (loss)	$1,766	$2,701	$2,049	$4,427
Realized gains (losses)	24,455	1,461	192,531	72,624
Unrealized appreciation (depreciation) during the year	176,085	90,560	271,218	165,875

Net increase (decrease) in net assets from operations	202,306	94,722	465,798	242,926

Contract transactions:
Payments received from contract owners	61,837	52,951	97,395	116,965
Transfers between Investment Options (including Guaranteed Interest Account), net	(76,548)	50,669	8,308	77,126
Transfers for contract benefits and terminations	(19,277)	(17,365)	(245,906)	(50,197)
Contract maintenance charges	(41,637)	(43,430)	(111,996)	(97,376)

Net increase (decrease) in net assets resulting from contract transactions	(75,625)	42,825	(252,199)	46,518

Total increase (decrease) in net assets	126,681	137,547	213,599	289,444

Net assets at beginning of period	643,854	506,307	1,492,351	1,202,907

Net assets at end of period	$770,535	$643,854	$1,705,950	$1,492,351

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization

The PHL Variable Universal Life Account (the “Separate Account”), is a separate account of PHL Variable Insurance Company (“PHL Variable”, “we” or “us”), the sponsor company. PHL Variable is a Connecticut stock life insurance company and is an indirect wholly-owned subsidiary of Phoenix Life Insurance Company (“Phoenix”). PHL Variable is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on September 10, 1998. The Separate Account currently consists of 56 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.

The policy owners may direct investments in the following sub-accounts which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):

Alger Capital Appreciation Portfolio – Class 1-2 Shares
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
DWS Equity 500 Index VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II – Primary Shares
Federated Prime Money Fund II
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income Securities Fund – Class 2
Guggenheim VT U.S. Long Short Equity Fund (formerly Guggenheim VT U.S. Long Short Momentum Fund)
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
Ibbotson Growth ETF Asset Allocation Portfolio – Class II
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
Invesco V.I. American Franchise Fund – Series I Shares (formerly Invesco Van Kampen V.I. American Franchise Fund – Series I Shares)
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Equity and Income Fund – Series II Shares (formerly Invesco Van Kampen V.I. Equity and Income Fund – Class II)
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares (formerly Lord Abbott Series Fund Mid Cap Value Portfolio)
Mutual Shares Securities Fund – Class 2 (included in Franklin Templeton Variable Insurance
Neuberger Berman AMT Guardian Portfolio – S Class
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Oppenheimer Capital Appreciation Fund/VA – Service Shares
Oppenheimer Global Fund/VA – Service Shares (formerly Oppenheimer Global Securities Fund/VA – Service Shares)
Oppenheimer Main Street Small Cap Fund® /VA – Service Shares (formerly Oppenheimer Main Street Small- & Mid- Cap Fund® /VA – Service Shares)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Nova Fund
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization (Continued)

Sentinel Variable Products Mid Cap Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund – Class 2
Templeton Growth Securities Fund – Class 2
Virtus Capital Growth Series – Class A Shares
Virtus Growth & Income Series – Class A Shares
Virtus International Series – Class A Shares
Virtus Multi-Sector Fixed Income Series – Class A Shares
Virtus Real Estate Securities Series – Class A Shares
Virtus Small-Cap Growth Series – Class A Shares
Virtus Small-Cap Value Series – Class A Shares
Virtus Strategic Allocation Series – Class A Shares
Wanger International
Wanger International Select
Wanger Select
Wanger USA

Additionally, policy owners may direct the allocation of their investments between the Separate Account, the Guaranteed Interest Account (“GIA”).

PHL Variable and the Separate Account are subject to regulation by the Department of Insurance of the State of Connecticut and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable’s other asset and liabilities. Investments allocated by a policy owner to the GIA are not legally insulated and are subject to claims against PHL Variable’s general account assets.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) in the investment company industry:

A.	Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.

B.	Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.

C.	Income taxes: PHL Variable is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and the operations of the Separate Account are included in the consolidated federal income tax return of PNX. Under the current provisions of the Code, PHL Variable does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. PHL Variable will review periodically the tax liability of the Separate Account the status of this policy in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.

D.	Use of estimates: The preparation of financial statements in accordance with GAAP requires PHL Variable’s management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies (Continued)

E.	Security Valuation: The Separate Account measures the fair value of its investment in the Funds available on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

F.	Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2013.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2013 were as follows:

Investment Option	Purchases	Sales
Alger Capital Appreciation Portfolio – Class I-2 Shares	$28,010	$16,708
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	189,958	142,856
DWS Equity 500 Index VIP – Class A	829,954	484,732
DWS Small Cap Index VIP – Class A	49,042	5,645
Federated Fund for U.S. Government Securities II	698,911	726,071
Federated High Income Bond Fund II – Primary Shares	245,701	164,670
Federated Prime Money Fund II	793,620	916,827
Fidelity® VIP Contrafund® Portfolio – Service Class	878,211	1,017,449
Fidelity® VIP Growth Opportunities Portfolio – Service Class	1,080,507	1,486,715
Fidelity® VIP Growth Portfolio – Service Class	130,422	146,138
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	573,428	404,102
Franklin Income Securities Fund – Class 2	420,521	228,159
Guggenheim VT U.S. Long Short Equity Fund	875	6,102
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	384,240	309,906
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	300,254	736,601
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	567,948	260,219
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	55,827	55,661
Invesco V.I. American Franchise Fund – Series I Shares	254,193	297,846
Invesco V.I. Core Equity Fund – Series I Shares	35,046	75,238
Invesco V.I. Equity and Income Fund – Series II Shares	31,514	116,340
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	20,323	29,230
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	30,392	55,442
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	100,266	97,803
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	590,679	805,842
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	119,390	94,653
Mutual Shares Securities Fund – Class 2	553,491	854,780
Neuberger Berman AMT Guardian Portfolio – S Class	897,511	957,507
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	26,780	19,693
Oppenheimer Capital Appreciation Fund/VA – Service Shares	33,590	228,645
Oppenheimer Global Fund/VA – Service Shares	99,911	25,738
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	463,541	801,764
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	828,642	407,931
PIMCO Real Return Portfolio – Advisor Class	53,514	128,912
PIMCO Total Return Portfolio – Advisor Class	363,859	505,595
Rydex VT Inverse Government Long Bond Strategy Fund	243	4,781
Rydex VT Nova Fund	611	966
Sentinel Variable Products Balanced Fund	120,214	93,520
Sentinel Variable Products Bond Fund	452,047	313,940
Sentinel Variable Products Common Stock Fund	1,951,149	2,034,859
Sentinel Variable Products Mid Cap Fund	45,869	25,077
Sentinel Variable Products Small Company Fund	511,483	418,656
Templeton Developing Markets Securities Fund – Class 2	256,218	97,116
Templeton Foreign Securities Fund – Class 2	334,854	195,255
Templeton Growth Securities Fund – Class 2	345,592	502,074
Virtus Capital Growth Series – Class A Shares	73,502	96,692
Virtus Growth & Income Series – Class A Shares	665,131	712,998
Virtus International Series – Class A Shares	2,378,657	2,485,636
Virtus Multi-Sector Fixed Income Series – Class A Shares	862,780	609,354
Virtus Real Estate Securities Series – Class A Shares	1,595,398	730,306
Virtus Small-Cap Growth Series – Class A Shares	221,144	312,377
Virtus Small-Cap Value Series – Class A Shares	696,966	1,266,703
Virtus Strategic Allocation Series – Class A Shares	181,931	128,323

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments (Continued)

Investment Option	Purchases	Sales
Wanger International	$901,407	$825,698
Wanger International Select	494,086	379,999
Wanger Select	97,158	161,559
Wanger USA	261,060	375,567

	$24,177,571	$24,382,976

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding

The changes in units outstanding were as follows:

	For the period ended December 31, 2013			For the period ended December 31, 2012
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	1,514	(5,008)	(3,494)	2,273	(4,294)	(2,021)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	113,574	(83,086)	30,488	45,032	(45,213)	(181)
DWS Equity 500 Index VIP – Class A	179,135	(137,499)	41,636	205,299	(337,491)	(132,192)
DWS Small Cap Index VIP – Class A	29,063	(3,536)	25,527	78,452	(83,702)	(5,250)
Federated Fund for U.S. Government Securities II	193,774	(268,411)	(74,637)	333,662	(484,301)	(150,639)
Federated High Income Bond Fund II – Primary Shares	38,609	(36,893)	1,716	64,713	(33,913)	30,800
Federated Prime Money Fund II	793,768	(916,743)	(122,975)	729,936	(2,082,978)	(1,353,042)
Fidelity® VIP Contrafund® Portfolio – Service Class	205,048	(222,436)	(17,388)	125,831	(216,691)	(90,860)
Fidelity® VIP Growth Opportunities Portfolio – Service Class	557,633	(774,802)	(217,169)	720,196	(858,421)	(138,225)
Fidelity® VIP Growth Portfolio – Service Class	51,811	(48,350)	3,461	76,783	(143,079)	(66,296)
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	360,662	(291,198)	69,464	330,191	(371,119)	(40,928)
Franklin Income Securities Fund – Class 2	208,275	(152,489)	55,786	244,019	(193,967)	50,052
Guggenheim VT U.S. Long Short Equity Fund	497	(3,439)	(2,942)	1,541	(11,001)	(9,460)
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	274,728	(245,300)	29,428	327,906	(710,124)	(382,218)
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	222,931	(614,553)	(391,622)	436,758	(212,108)	224,650
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	429,819	(210,687)	219,132	394,680	(254,321)	140,359
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	42,976	(48,690)	(5,714)	65,048	(33,295)	31,753
Invesco V.I. American Franchise Fund – Series I Shares	214,815	(257,858)	(43,043)	2,112,186	(246,633)	1,865,553
Invesco V.I. Core Equity Fund – Series I Shares	18,482	(49,018)	(30,536)	34,628	(91,145)	(56,517)
Invesco V.I. Equity and Income Fund – Series II Shares	20,125	(90,655)	(70,530)	8,724	(10,045)	(1,321)
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	6,440	(17,779)	(11,339)	9,034	(23,027)	(13,993)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	6,459	(32,309)	(25,850)	13,280	(14,802)	(1,522)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	35,190	(54,587)	(19,397)	92,054	(59,460)	32,594
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	393,942	(567,866)	(173,924)	620,334	(893,589)	(273,255)
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	78,004	(62,538)	15,466	64,737	(83,384)	(18,647)
Mutual Shares Securities Fund – Class 2	198,769	(376,683)	(177,914)	209,470	(214,889)	(5,419)
Neuberger Berman AMT Guardian Portfolio – S Class	467,847	(706,853)	(239,006)	671,062	(603,339)	67,723
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	23,330	(18,557)	4,773	33,304	(3,846)	29,458
Oppenheimer Capital Appreciation Fund/VA – Service Shares	26,202	(195,605)	(169,403)	23,522	(96,224)	(72,702)
Oppenheimer Global Fund/VA – Service Shares	71,816	(19,366)	52,450	58,872	(87,634)	(28,762)
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	274,631	(538,820)	(264,189)	392,507	(437,360)	(44,853)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	897,382	(439,843)	457,539	537,170	(344,010)	193,160
PIMCO Real Return Portfolio – Advisor Class	31,369	(83,948)	(52,579)	127,235	(99,744)	27,491
PIMCO Total Return Portfolio – Advisor Class	201,460	(312,068)	(110,608)	131,306	(161,720)	(30,414)
Rydex VT Inverse Government Long Bond Strategy Fund	522	(10,474)	(9,952)	3,831	(14,682)	(10,851)
Rydex VT Nova Fund	308	(499)	(191)	402	(558)	(156)
Sentinel Variable Products Balanced Fund	84,105	(68,103)	16,002	43,089	(47,481)	(4,392)
Sentinel Variable Products Bond Fund	287,880	(223,787)	64,093	248,565	(183,613)	64,952
Sentinel Variable Products Common Stock Fund	886,882	(1,429,008)	(542,126)	1,106,311	(1,136,531)	(30,220)
Sentinel Variable Products Mid Cap Fund	26,580	(20,658)	5,922	48,881	(10,988)	37,893
Sentinel Variable Products Small Company Fund	195,769	(275,329)	(79,560)	191,474	(142,419)	49,055
Templeton Developing Markets Securities Fund – Class 2	203,410	(83,660)	119,750	80,538	(152,106)	(71,568)
Templeton Foreign Securities Fund – Class 2	75,640	(58,357)	17,283	56,366	(109,752)	(53,386)
Templeton Growth Securities Fund – Class 2	160,669	(287,299)	(126,630)	238,601	(266,996)	(28,395)

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding (Continued)

	For the period ended December 31, 2013			For the period ended December 31, 2012
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus Capital Growth Series – Class A Shares	22,545	(31,896)	(9,351)	27,101	(58,105)	(31,004)
Virtus Growth & Income Series – Class A Shares	85,260	(198,792)	(113,532)	143,944	(316,412)	(172,468)
Virtus International Series – Class A Shares	1,090,797	(1,182,631)	(91,834)	1,263,782	(1,195,772)	68,010
Virtus Multi-Sector Fixed Income Series – Class A Shares	284,716	(256,590)	28,126	304,247	(284,000)	20,247
Virtus Real Estate Securities Series – Class A Shares	335,382	(278,646)	56,736	272,936	(371,209)	(98,273)
Virtus Small-Cap Growth Series – Class A Shares	58,372	(60,630)	(2,258)	61,648	(72,818)	(11,170)
Virtus Small-Cap Value Series – Class A Shares	353,187	(639,945)	(286,758)	488,584	(479,178)	9,406
Virtus Strategic Allocation Series – Class A Shares	23,279	(34,346)	(11,067)	32,159	(39,846)	(7,687)
Wanger International	217,206	(384,392)	(167,186)	344,409	(335,473)	8,936
Wanger International Select	92,166	(70,002)	22,164	39,312	(27,852)	11,460
Wanger Select	26,838	(38,485)	(11,647)	40,592	(23,430)	17,162
Wanger USA	32,240	(143,996)	(111,756)	62,653	(48,181)	14,472

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2013, 2012, 2011, 2010, and 2009 follows:

	At December 31,							For the periods ended December 31,
	Units (000’s)	Unit Fair Value [3] (Lowest to Highest)					Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Alger Capital Appreciation Portfolio – Class I-2 Shares
201311‡	29	6.51		to	6.51		186	0.36%	-	to	-	35.19%	to	35.19%
2012	32	2.05		to	4.82		145	1.04%	-	to	0.48%	17.73%	to	18.30%
2011	34	1.74		to	4.07		131	0.11%	-	to	0.48%	(0.78%)	to	(0.30%)
2010	35	1.76		to	4.09		134	0.42%	-	to	0.48%	13.48%	to	14.03%
2009	61	1.55		to	3.58		158	-	-	to	0.48%	50.38%	to	51.10%
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
201312‡	99	1.77		to	1.84		182	0.76%	-	to	-	32.82%	to	32.82%
2012‡	68	1.36		to	1.39		95	1.00%	-	to	0.48%	16.74%#	to	17.30%
2011‡	69	1.18	#	to	1.18		81	0.79%	-	to	0.48%	(2.24%)#	to	(2.24%)
2010	46	1.21		to	1.21		56	0.87%	-	to	-	25.98%	to	25.98%
2009‡	41	0.96		to	0.96		40	1.42%	-	to	-	36.38%#	to	36.38%
DWS Equity 500 Index VIP – Class A
2013	1,231	1.81		to	4.57		5,060	1.78%	-	to	0.48%	31.29%	to	31.93%
2012‡	1,190	1.38		to	3.46		3,701	1.71%	-	to	0.48%	15.14%	to	15.70%
2011‡	1,322	1.20	#	to	2.99		3,579	1.70%	-	to	0.48%	1.35%	to	1.84%
2010‡	1,334	1.18	#	to	2.94		3,557	1.95%	-	to	0.48%	14.15%#	to	14.70%
2009‡	1,256	1.03	#	to	2.56		2,885	2.84%	-	to	0.48%	25.72%#	to	26.32%
DWS Small Cap Index VIP – Class A
2013	44	1.78		to	1.83		80	1.08%	-	to	0.48%	37.97%	to	38.64%
2012‡	18	1.29		to	1.32		24	0.35%	-	to	0.48%	15.69%	to	16.25%
2011‡	24	1.11		to	1.56		27	1.87%	-	to	0.48%	(4.87%)#	to	(4.41%)
2010	23	1.17		to	1.63		28	1.08%	-	to	0.48%	25.79%	to	26.39%
2009‡	81	0.93		to	0.94	#	98	0.08%	-	to	0.48%	25.97%#	to	26.57%#
Federated Fund for U.S. Government Securities II
2013	1,567	1.32		to	3.10		4,529	3.30%	-	to	0.48%	(2.52%)	to	(2.05%)
2012	1,642	1.36		to	1.27		4,808	3.79%	-	to	0.48%	2.48%	to	2.97%
2011‡	1,793	1.33	#	to	3.07		5,085	4.15%	-	to	0.48%	5.27%	to	5.78%
2010‡	1,929	1.26	#	to	2.90		5,162	4.55%	-	to	0.48%	4.66%	to	5.17%#
2009‡	2,296	1.20	#	to	2.76		5,504	4.59%	-	to	0.48%	4.70%#	to	5.21%
Federated High Income Bond Fund II – Primary Shares
2013	203	1.92		to	5.33		921	6.87%	-	to	0.48%	6.47%	to	6.99%
2012‡	201	1.80		to	4.98		842	6.96%	-	to	0.48%	14.14%	to	14.70%
2011‡	170	1.58	#	to	4.34		613	9.62%	-	to	0.48%	4.66%	to	5.17%
2010‡	193	1.51	#	to	4.13		599	9.27%	-	to	0.48%	14.18%#	to	14.73%
2009‡	196	1.32	#	to	3.60		564	7.26%	-	to	0.48%	52.12%#	to	52.85%
Federated Prime Money Fund II
2013	2,780	0.98		to	1.00		2,779	-	-	to	0.48%	(0.48%)	to	0.00%*
2012	2,903	0.99		to	1.00		2,903	-	-	to	0.48%	(0.48%)	to	0.00%*
2011	4,256	0.99		to	1.00		4,256	-	-	to	0.48%	(0.48%)	to	0.00%*
2010[4]	3,353	1.00		to	1.00		3,353	0.00%*	-	to	0.48%	(0.45%)	to	0.00%*
2009	-	-		to	-		-	-	-	to	-	-	to	-

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,							For the periods ended December 31,
	Units (000’s)	Unit Fair Value [3] (Lowest to Highest)					Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Fidelity® VIP Contrafund® Portfolio – Service Class
2013	902	2.03		to	5.61		4,029	0.93%	-	to	0.48%	30.52%	to	31.14%
2012‡	920	1.56		to	4.28		3,170	1.23%	-	to	0.48%	15.75%	to	16.31%
2011‡	1,011	1.35	#	to	3.68		3,070	0.91%	-	to	0.48%	(3.10%)	to	(2.64%)
2010‡	1,066	1.39	#	to	3.78		3,213	1.06%	-	to	0.48%	16.55%#	to	17.11%
2009‡	1,117	1.19	#	to	3.22		3,011	1.42%	-	to	0.48%	35.01%#	to	35.67%#
Fidelity® VIP Growth Opportunities Portfolio – Service Class
2013	3,673	1.95		to	4.77		9,092	0.20%	-	to	0.48%	37.12%	to	37.78%
2012‡	3,890	1.42		to	3.46		6,952	0.30%	-	to	0.48%	18.89%	to	19.46%
2011‡	4,028	1.19	#	to	2.90		6,081	0.05%	-	to	0.48%	1.69%	to	2.18%
2010‡	3,993	1.17	#	to	2.84		6,095	0.10%	-	to	0.48%	23.06%#	to	23.65%
2009‡	3,791	0.95	#	to	2.30		4,828	0.44%	-	to	0.48%	45.02%#	to	45.72%
Fidelity® VIP Growth Portfolio – Service Class
2013	423	1.93		to	4.40		1,502	0.20%	-	to	0.48%	35.55%	to	36.20%
2012‡	419	1.42		to	0.98		1,116	0.45%	-	to	0.48%	13.99%	to	14.55%
2011‡	486	1.25	#	to	2.82		1,174	0.25%	-	to	0.48%	(0.34%)	to	0.14%
2010‡	567	1.25	#	to	2.81		1,438	0.20%	-	to	0.48%	23.46%	to	24.05%#
2009‡	492	1.01	#	to	2.27		1,034	0.35%	-	to	0.48%	27.53%	to	28.15%
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
2013	1,551	1.35		to	1.40		2,130	2.38%	-	to	0.48%	(2.36%)	to	(1.89%)
2012	1,482	1.39		to	1.43		2,077	2.32%	-	to	0.48%	5.26%	to	5.77%
2011‡	1,523	1.32	#	to	1.35		2,020	3.35%	-	to	0.48%	6.70%	to	7.21%
2010‡	1,411	1.24	#	to	1.26		1,747	3.75%	-	to	0.48%	7.16%#	to	7.68%
2009‡	1,241	1.15	#	to	1.17	#	1,432	8.09%	-	to	0.48%	15.12%#	to	15.67%
Franklin Income Securities Fund – Class 2
2013	1,313	1.58		to	1.64		2,046	6.32%	-	to	0.48%	13.39%	to	13.94%
2012‡	1,257	1.40		to	1.44		1,727	6.30%	-	to	0.48%	12.11%	to	12.65%
2011‡	1,207	1.24	#	to	1.28		1,472	5.69%	-	to	0.48%	1.89%	to	2.38%
2010‡	1,055	1.22	#	to	1.25		1,256	6.37%	-	to	0.48%	12.13%	to	12.67%
2009‡	943	1.09	#	to	1.11		997	7.70%	-	to	0.48%	34.94%	to	35.59%
Guggenheim VT U.S. Long Short Equity Fund
2013	5	1.92		to	1.92		10	-	-	to	-	17.46%	to	17.46%
2012	8	1.64		to	1.64		13	-	-	to	-	4.43%	to	4.43%
2011	18	1.57		to	1.57		28	-	-	to	-	(6.56%)	to	(6.56%)
2010	16	1.68		to	1.68		27	-	-	to	-	11.21%	to	11.21%
2009	15	1.51		to	1.51		23	0.11%	-	to	-	27.29%	to	27.29%
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
2013	1,893	1.32		to	1.34		2,543	1.11%	-	to	0.48%	17.55%	to	18.12%
2012	1,863	1.13		to	1.14		2,119	1.15%	-	to	0.48%	13.65%	to	14.20%
2011	2,245	0.99		to	1.00		2,237	0.93%	-	to	0.48%	(5.50%)	to	(5.04%)
2010[5]	2,406	1.05		to	1.05		2,524	2.42%	-	to	0.48%	4.04%	to	4.10%
2009	-	-		to	-		-	-	-	to	-	-	to	-

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,							For the periods ended December 31,
	Units (000’s)	Unit Fair Value [3] (Lowest to Highest)					Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
2013	1,528	1.24		to	1.26		1,923	1.23%	-	to	0.48%	11.32%	to	11.86%
2012	1,919	1.12		to	1.13		2,157	1.55%	-	to	0.48%	10.28%	to	10.81%
2011	1,695	1.01		to	1.02		1,721	1.08%	-	to	0.48%	(1.36%)	to	(0.89%)
2010[5]	1,295	1.03		to	1.03		1,329	5.71%	-	to	0.48%	2.41%	to	2.47%
2009	-	-		to	-		-	-	-	to	-	-	to	-
Ibbotson Growth ETF Asset Allocation Portfolio – Class II
2013[10]‡	2,428	1.30		to	1.32		3,198	1.24%	-	to	0.48%	15.98%	to	16.55%
2012	2,209	1.12		to	1.13		2,498	1.36%	-	to	0.48%	12.37%	to	12.91%
2011	2,069	1.00		to	1.00		2,074	1.15%	-	to	0.48%	(4.14%)	to	(3.68%)
20105	2,024	1.04		to	1.04		2,109	5.63%	-	to	0.48%	3.49%	to	3.54%
2009	-	-		to	-		-	-	-	to	-	-	to	-
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
2013	243	1.17		to	1.19		288	1.42%	-	to	0.48%	6.82%	to	7.33%
2012	249	1.09		to	1.11		274	1.73%	-	to	0.48%	7.35%	to	7.87%
2011‡	217	1.02		to	1.02		222	0.71%	-	to	0.48%	0.60%#	to	1.08%
2010[5]	229	1.01		to	1.01		232	4.19%	-	to	0.48%	1.38%	to	1.44%
2009		-		to	-		-	-	-	to	-	-	to	-
Invesco V.I. American Franchise Fund – Series I Shares
2013	1,823	1.37		to	1.38		2,514	0.44%	-	to	0.48%	39.46%	to	40.14%
2012[6]	1,866	0.98		to	0.98		1,837	-	-	to	0.48%	(2.82%)	to	(2.50%)
2011	-	-		to	-		-	-	-	to	-	-	to	-
2010	-	-		to	-		-	-	-	to	-	-	to	-
2009	-	-		to	-		-	-	-	to	-	-	to	-
Invesco V.I. Core Equity Fund – Series I Shares									-
2013	304	1.71		to	1.71		520	1.40%	-	to	-	29.25%	to	29.25%
2012	334	1.32		to	1.32		443	0.94%	-	to	-	13.88%	to	13.88%
2011	391	1.16		to	1.16		455	0.97%	-	to	-	(0.06%)	to	(0.06%)
2010	422	1.16		to	1.16		492	1.02%	-	to	-	9.56%	to	9.56%
2009	457	1.06		to	1.06		485	1.90%	-	to	-	28.30%	to	28.30%
Invesco V.I. Equity and Income Fund – Series II Shares
2013	67	1.46		to	1.64		107	1.35%	-	to	-	24.89%	to	24.88%
2012‡	138	1.29		to	1.32		166	1.83%	-	to	0.48%	12.39%	to	12.39%
2011‡	139	1.04		to	1.17		149	1.78%	-	to	0.48%	(1.30%)	to	(1.30%)#
2010‡	125	1.05		to	1.19		136	2.34%	-	to	-	12.03%#	to	12.03%
2009‡	424	0.94	#	to	1.06	#	496	4.38%	-	to	-	22.49%#	to	22.49%#
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
2013	69	1.90		to	1.90		130	0.69%	-	-to	-	28.81%	to	28.81%
2012	80	1.47		to	1.47		118	0.06%	-	to	-	10.95%	to	10.95%
2011	94	1.33		to	1.33		125	0.30%	-	to	-	(6.38%)	to	(6.38%)
2010	100	1.42		to	1.42		141	0.58%	-	to	-	14.11%	to	14.11%
2009	100	1.24		to	1.24		125	1.38%	-	to	-	30.21%	to	30.21%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,							For the periods ended December 31,
	Units (000’s)	Unit Fair Value [3] (Lowest to Highest)					Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2013	88	1.93		to	1.93		169	-	-	to	-	35.08%	to	35.08%
2012	114	1.43		to	1.43		162	-	-	to	-	10.38%	to	10.38%
2011	115	1.30		to	1.30		149	-	-	to	-	(9.07%)	to	(9.07%)
2010‡	128	1.43		to	1.43		182	0.24%	-	to	-	23.72%#	to	23.72%
2009	162	1.15		to	1.15		186	-	-	to	-	52.68%	to	52.68%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2013	300	1.59		to	1.89		551	4.94%	-	to	-	8.17%	to	8.17%
2012	319	1.47		to	1.75		544	5.89%	-	to	-	12.53%	to	12.53%
2011	287	1.30		to	1.55		435	6.02%	-	to	-	4.38%	to	4.38%
2010	269	1.25		to	1.49		393	6.61%	-	to	-	12.31%	to	12.31%
2009‡	233	1.33	#	to	1.33		308	5.81%	-	to	-	34.31%#	to	34.31%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2013	3,602	1.60		to	1.63		5,857	0.58%	-	to	0.48%	35.25%	to	35.90%
2012‡	3,775	1.18		to	1.20		4,518	0.98%	-	to	0.48%	11.55%	to	12.09%
2011‡	4,049	1.06	#	to	1.07		4,323	0.73%	-	to	0.48%	(6.53%)	to	(6.08%)
2010‡	4,229	1.13	#	to	1.14		4,809	0.56%	-	to	0.48%	16.85%#	to	17.41%
2009‡	4,271	0.97	#	to	0.97	#	4,138	1.09%	-	to	0.48%	18.33%#	to	18.90%
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2013	486	1.69		to	1.70		819	0.44%	-	to	0.48%	29.69%	to	30.32%
2012‡	471	1.07		to	1.31		609	0.69%	-	to	0.48%	13.99%	to	14.55%
2011‡	489	0.93		to	1.14	#	554	0.22%	-	to	0.48%	(4.01%)#	to	(4.01%)
2010‡	442	0.97		to	1.19		523	0.37%	-	to	0.48%	25.43%#	to	25.43%
2009‡	464	0.96	#	to	0.95	#	460	0.60%	-	to	0.48%	26.01%	to	26.61%#
Mutual Shares Securities Fund – Class 2
2013	1,179	1.68		to	4.45		3,148	2.04%	-	to	0.48%	27.65%	to	28.26%
2012‡	1,357	1.31		to	3.47		2,795	2.07%	-	to	0.48%	13.69%	to	14.24%
2011‡	1,363	1.16	#	to	3.03		2,485	2.35%	-	to	0.48%	(1.52%)	to	(1.04%)
2010‡	1,398	1.17	#	to	3.07		2,536	1.58%	-	to	0.48%	10.66%	to	11.19%
2009‡	1,360	1.06	#	to	2.76		2,304	1.98%	-	to	0.48%	25.44%	to	26.05%
Neuberger Berman AMT Guardian Portfolio – S Class
2013	3,193	1.61		to	1.67		5,026	0.69%	-	to	0.48%	37.94%	to	38.61%
2012‡	3,432	1.16		to	1.20		3,894	0.16%	-	to	0.48%	12.06%	to	12.60%
2011‡	3,365	1.04	#	to	1.07		3,396	0.36%	-	to	0.48%	(3.54%)	to	(3.08%)
2010‡	3,206	1.08	#	to	1.10		3,341	0.33%	-	to	0.48%	18.37%#	to	18.94%
2009‡	3,040	0.91	#	to	0.93	#	2,704	1.16%	-	to	0.48%	28.88%	to	29.50%#
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
2013	77	1.31		to	1.41		105	-	-	to	0.48%	45.13%	to	45.83%
2012	73	0.91		to	0.96		68	-	-	to	0.48%	8.30%	to	8.82%
2011	43	0.84		to	0.89		37	-	-	to	0.48%	(1.53%)	to	(1.06%)
2010	21	0.85		to	0.90		18	-	-	to	0.48%	19.04%	to	19.61%
2009‡	13	0.71		to	0.73	#	9	-	-	to	0.48%	22.17%#	to	22.76%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,							For the periods ended December 31,
	Units (000’s)	Unit Fair Value [3] (Lowest to Highest)					Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Oppenheimer Capital Appreciation Fund/VA – Service Shares
20139‡	94	1.27		to	1.45		133	0.22%	-	to	-	29.43%	to	29.43%
2012	263	0.98		to	1.12		292	0.38%	-	to	-	13.81%	to	13.81%
2011‡	336	0.86		to	0.98		329	0.05%	-	to	-	(1.37%)	to	(1.37%)#
2010‡	146	0.87		to	1.00		144	-	-	to	-	9.14%#	to	9.14%
2009‡	144	0.80		to	0.91		131	0.00%*	-	to	-	44.15%	to	44.15%#
Oppenheimer Global Fund/VA – Service Shares
2013	326	1.48		to	1.58		482	1.16%	-	to	0.48%	26.38%	to	26.99%
2012‡	273	1.17		to	1.24		317	1.93%	-	to	0.48%	20.37%	to	20.95%
2011‡	302	0.97	#	to	1.03		291	1.00%	-	to	0.48%	(8.96%)	to	(8.53%)
2010‡	236	1.07	#	to	1.12		253	1.06%	-	to	0.48%	15.15%	to	15.70%
2009‡	171	0.93	#	to	0.95		158	1.31%	-	to	0.48%	38.69%	to	39.36%
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
2013	1,880	1.61		to	1.88		3,199	0.69%	-	to	0.48%	39.95%	to	40.62%
2012	2,144	1.15		to	1.33		2,594	0.33%	-	to	0.48%	17.10%	to	17.67%
2011	2,189	0.98		to	1.13		2,249	0.38%	-	to	0.48%	(2.85%)	to	(2.38%)
2010‡	2,041	1.01		to	1.16		2,147	0.40%	-	to	0.48%	22.47%#	to	23.06%
2009‡	1,938	0.83		to	0.94	#	1,659	0.53%	-	to	0.48%	36.23%#	to	36.88%#
PIMCO Commodity Real Return® Strategy Portfolio – Advisor Class
2013	2,541	0.93		to	0.97		2,176	1.62%	-	to	0.48%	(15.12%)	to	(14.71%)
2012‡	2,083	1.10		to	1.14		2,108	2.43%	-	to	0.48%	4.62%	to	5.12%
2011‡	1,890	1.05	#	to	1.08		1,832	13.89%	-	to	0.48%	(7.99%)	to	(7.54%)
2010‡	1,876	1.14	#	to	1.17		1,973	15.24%	-	to	0.48%	23.65%#	to	24.25%
2009‡	1,785	0.92	#	to	0.94	#	1,554	6.58%	-	to	0.48%	40.94%#	to	41.62%
PIMCO Real Return Portfolio – Advisor Class
2013	161	1.42		to	1.47		233	1.45%	-	to	0.48%	(9.74%)	to	(9.31%)
2012‡	213	1.57		to	1.63		342	1.00%	-	to	0.48%	8.12%	to	8.64%
2011‡	186	1.46	#	to	1.50		274	1.96%	-	to	0.48%	11.02%	to	11.56%
2010‡	112	1.31	#	to	1.34		148	1.35%	-	to	0.48%	7.48%	to	8.00%#
2009‡	207	1.22	#	to	1.24		251	2.97%	-	to	0.48%	17.67%#	to	18.24%
PIMCO Total Return Portfolio – Advisor Class
2013	585	1.56		to	1.62		930	2.04%	-	to	0.48%	(2.53%)	to	(2.06%)
2012‡	695	1.60		to	1.65		1,133	2.48%	-	to	0.48%	8.97%	to	9.49%
2011‡	726	1.47	#	to	1.51		1,082	2.53%	-	to	0.48%	3.01%	to	3.50%
2010‡	632	1.43	#	to	1.46		908	2.31%	-	to	0.48%	7.48%	to	8.00%#
2009‡	780	1.33	#	to	1.35		958	4.84%	-	to	0.48%	13.38%#	to	13.92%
Rydex VT Inverse Government Long Bond Strategy Fund
2013	21	0.51		to	0.51		10	-	-	to	-	15.26%	to	15.26%
2012	31	0.44		to	0.44		13		-	to	-	(6.19%)	to	(6.19%)
2011	41	0.47		to	0.47		19	-	-	to	-	(30.44%)	to	(30.44%)
2010‡	46	0.67		to	0.67		31	-	-	to	-	(12.81%)#	to	(12.81%)
2009‡	44	0.77		to	0.77		34	-	-	to	-	19.41%#	to	19.41%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,							For the periods ended December 31,
	Units (000’s)	Unit Fair Value [3] (Lowest to Highest)					Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Rydex VT Nova Fund
2013	6	2.34		to	2.34		15	0.11%	-	to	-	48.99%	to	48.99%
2012	7	1.57		to	1.57		11	-	-	to	-	22.25%	to	22.25%
2011‡	7	1.29		to	1.29		9	0.04%	-	to	0.48%	(1.17%)#	to	(1.17%)
2010	7	0.98		to	1.30		8	0.24%	-	to	0.48%	19.39%	to	19.96%
2009	6	0.82		to	1.09		6	0.63%	-	to	0.48%	34.86%	to	35.51%
Sentinel Variable Products Balanced Fund
2013	115	1.41		to	1.52		167	1.40%	-	to	0.48%	18.31%	to	18.88%
2012	99	1.20		to	1.28		121	1.96%	-	to	0.48%	10.90%	to	11.44%
2011	103	1.08		to	1.15		113	3.05%	-	to	0.48%	3.55%	to	4.05%
2010‡	58	1.05	#	to	1.10		62	2.60%	-	to	0.48%	12.19%#	to	12.19%
2009‡	29	0.93		to	0.94	#	27	3.58%	-	to	-	21.47%	to	21.47%#
Sentinel Variable Products Bond Fund
2013	1,081	1.39		to	1.43		1,527	3.29%	-	to	0.48%	(0.81%)	to	(0.33%)
2012	1,017	1.40		to	1.44		1,443	3.11%	-	to	0.48%	6.02%	to	6.53%
2011‡	952	1.32	#	to	1.35		1,268	3.56%	-	to	0.48%	6.53%	to	7.05%
2010‡	844	1.24	#	to	1.26		1,051	3.95%	-	to	0.48%	6.81%#	to	7.33%
2009‡	714	1.16	#	to	1.18		828	6.56%	-	to	0.48%	10.55%#	to	11.08%
Sentinel Variable Products Common Stock Fund
2013	5,599	1.53		to	1.66		8,859	1.53%	-	to	0.48%	31.09%	to	31.73%
2012	6,141	1.17		to	1.26		7,374	1.84%	-	to	0.48%	14.55%	to	15.10%
2011	6,172	1.02		to	1.09		6,435	1.59%	-	to	0.48%	1.61%	to	2.10%
2010‡	6,102	1.00		to	1.07		6,229	1.42%	-	to	0.48%	15.24%#	to	15.80%
2009‡	5,620	0.87		to	0.93	#	4,967	1.87%	-	to	0.48%	27.14%	to	27.75%#
Sentinel Variable Products Mid Cap Fund
2013	88	1.40		to	1.47		127	0.11%	-	to	-	32.32%	to	32.32%
2012	82	1.06		to	1.11		89	0.27%	-	to	-	12.34%	to	12.34%
2011	44	0.94		to	0.99		42	0.01%	-	to	-	3.62%	to	3.62%
2010	41	0.91		to	0.96		38	0.06%	-	to	-	23.51%	to	23.51%
2009‡	35	0.74		to	0.76	#	26	0.14%	-	to	-	30.59%#	to	30.60%#
Sentinel Variable Products Small Company Fund
2013	891	1.61		to	1.83		1,499	0.13%	-	to	0.48%	34.07%	to	34.72%
2012	971	1.20		to	1.36		1,211	0.51%	-	to	0.48%	10.90%	to	11.44%
2011	922	1.08		to	1.22		1,032	-	-	to	0.48%	2.52%	to	3.02%
2010‡	895	1.06		to	1.18		972	0.06%	-	to	0.48%	23.15%#	to	23.74%
2009‡	770	0.86		to	0.95	#	678	0.55%	-	to	0.48%	26.54%	to	27.15%#
Templeton Developing Markets Securities Fund – Class 2
2013	684	1.21		to	1.26		779	1.89%	-	to	0.48%	(1.40%)	to	(0.92%)
2012‡	564	1.23		to	1.27		635	1.36%	-	to	0.48%	12.62%	to	13.16%
2011‡	636	1.09	#	to	1.12		643	0.91%	-	to	0.48%	(16.26%)	to	(15.86%)
2010‡	755	1.30	#	to	1.33		927	1.54%	-	to	0.48%	17.02%#	to	17.59%
2009‡	700	1.11	#	to	1.13	#	733	3.28%	-	to	0.48%	71.76%#	to	72.59%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,							For the periods ended December 31,
	Units (000’s)	Unit Fair Value [3] (Lowest to Highest)					Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Templeton Foreign Securities Fund – Class 2
2013	429	1.73		to	4.69		1,641	2.30%	-	to	0.48%	22.38%	to	22.97%
2012‡	412	1.42		to	3.82		1,254	3.06%	-	to	0.48%	17.66%	to	18.23%
2011‡	465	1.20	#	to	3.23		1,251	1.68%	-	to	0.48%	(11.06%)	to	(10.63%)
2010‡	487	1.35	#	to	3.61		1,533	1.83%	-	to	0.48%	7.89%	to	8.41%
2009‡	458	1.25	#	to	3.33		1,320	3.14%	-	to	0.48%	36.38%#	to	37.04%
Templeton Growth Securities Fund – Class 2
2013	1,048	1.57		to	4.26		2,345	2.68%	-	to	0.48%	30.19%	to	30.82%
2012‡	1,174	1.21		to	3.25		1,977	2.09%	-	to	0.48%	20.48%	to	21.07%
2011‡	1,203	1.00	#	to	2.69		1,689	1.36%	-	to	0.48%	(7.42%)	to	6.98%
2010‡	1,187	1.08	#	to	2.89		1,799	1.37%	-	to	0.48%	6.88%	to	7.39%
2009‡	1,060	1.01	#	to	2.69		1,551	3.09%	-	to	0.48%	30.47%	to	31.10%
Virtus Capital Growth Series – Class A Shares
2013	285	1.26		to	3.65		1,005	0.33%	-	to	-	29.44%	to	29.44%
2012	294	0.97		to	2.82		799	0.59%	-	to	-	13.76%	to	13.76%
2011	325	0.86		to	2.48		769	0.05%	-	to	-	(4.60%)	to	(4.60%)
2010‡	333	0.90		to	2.60		826	0.43%	-	to	-	14.88%#	to	14.88%
2009‡	328	0.78		to	2.26		706	0.85%	-	to	-	29.93%	to	29.93%#
Virtus Growth & Income Series – Class A Shares
2013	1,047	1.76		to	4.41		4,364	0.85%	-	to	0.48%	31.17%	to	31.81%
2012‡	1,160	1.34		to	3.34		3,647	0.88%	-	to	0.48%	14.22%	to	14.77%
2011‡	1,333	1.18	#	to	2.91		3,648	0.72%	-	to	0.48%	(2.13%)	to	(1.66%)
2010‡	1,433	1.20	#	to	2.96		3,953	1.07%	-	to	0.48%	12.29%	to	12.83%
2009‡	1,085	1.07	#	to	2.62		2,657	1.65%	-	to	0.48%	22.91%	to	23.50%
Virtus International Series – Class A Shares
2013	6,183	1.97		to	5.70		15,379	2.17%	-	to	0.48%	7.27%	to	7.78%
2012‡	6,275	1.84		to	5.29		14,696	2.76%	-	to	0.48%	15.96%	to	16.52%
2011‡	6,207	1.59	#	to	4.54		13,168	2.65%	-	to	0.48%	(5.03%)	to	(4.57%)
2010‡	5,972	1.67	#	to	4.76		13,787	2.48%	-	to	0.48%	12.93%#	to	13.47%
2009‡	5,760	1.48	#	to	4.19		12,412	3.55%	-	to	0.48%	39.20%	to	39.87%#
Virtus Multi-Sector Fixed Income Series – Class A Shares
2013	1,531	1.73		to	4.69		4,041	5.61%	-	to	0.48%	1.76%	to	2.25%
2012‡	1,503	1.70		to	4.58		3,922	6.32%	-	to	0.48%	14.14%	to	14.69%
2011‡	1,483	1.49	#	to	4.00		3,417	6.83%	-	to	0.48%	2.50%	to	2.99%
2010‡	1,404	1.46	#	to	3.88		3,288	7.49%	-	to	0.48%	13.81%#	to	14.36%
2009‡	1,250	1.28	#	to	3.39		2,619	7.50%	-	to	0.48%	39.46%	to	40.13%
Virtus Real Estate Securities Series – Class A Shares
2013	1,627	1.82		to	6.55		4,668	1.51%	-	to	0.48%	0.41%	to	0.90%
2012‡	1,570	1.81		to	6.49		4,566	0.99%	-	to	0.48%	16.41%	to	16.98%
2011‡	1,668	1.56	#	to	5.55		4,242	0.72%	-	to	0.48%	9.34%	to	9.87%
2010‡	1,639	1.42	#	to	5.05		3,894	1.95%	-	to	0.48%	27.39%#	to	28.00%
2009‡	1,832	1.12	#	to	3.95	#	3,284	3.81%	-	to	0.48%	28.49%#	to	29.12%#

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,							For the periods ended December 31,
	Units (000’s)	Unit Fair Value [3] (Lowest to Highest)					Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Virtus Small-Cap Growth Series – Class A Shares
2013	385	2.33		to	7.09		2,080	0.28%	-	to	0.48%	39.53%	to	40.20%
2012‡	387	1.67		to	5.05		1,573	0.19%	-	to	0.48%	11.27%	to	11.81%
2011‡	398	1.50	#	to	4.52		1,479	-	-	to	0.48%	16.03%	to	16.59%
2010‡	405	1.29	#	to	3.88		1,358	-	-	to	0.48%	12.99%	to	13.53%
2009‡	331	1.14	#	to	3.42		999	-	-	to	0.48%	21.80%	to	22.39%
Virtus Small-Cap Value Series – Class A Shares
2013	2,435	1.78		to	5.14		6,899	0.58%	-	to	0.48%	40.09%	to	40.77%
2012‡	2,721	1.27		to	3.65		5,407	2.30%	-	to	0.48%	7.61%	to	8.13%
2011‡	2,712	1.18	#	to	3.37		5,145	0.83%	-	to	0.48%	4.03%	to	4.54%#
2010‡	2,747	1.14	#	to	3.23		5,061	1.17%	-	to	0.48%	16.84%	to	17.40%
2009‡	565	0.97	#	to	2.75		1,161	0.47%	-	to	0.48%	20.32%#	to	20.90%
Virtus Strategic Allocation Series – Class A Shares
2013	237	1.71		to	4.30		968	1.95%	-	to	0.48%	17.43%	to	17.99%
2012‡	248	1.46		to	3.64		855	2.33%	-	to	0.48%	12.88%	to	13.42%
2011‡	256	1.29	#	to	3.21		779	2.25%	-	to	0.48%	1.42%	to	1.91%
2010‡	269	1.28	#	to	3.15		765	2.95%	-	to	0.48%	12.65%#	to	13.20%
2009‡	223	2.78	#	to	0.94	#	603	3.65%	-	to	0.48%	24.51%#	to	24.52%#
Wanger International
2013	1,478	2.31		to	8.12		4,798	2.62%	-	to	0.48%	21.78%	to	22.37%
2012‡	1,646	1.90		to	6.64		4,236	1.23%	-	to	0.48%	20.98%	to	21.56%
2011‡	1,637	1.57	#	to	5.46		3,832	4.81%	-	to	0.48%	(15.03%)	to	(14.62%)
2010‡	1,572	1.85	#	to	6.40		4,597	2.44%	-	to	0.48%	24.32%#	to	24.92%
2009‡	1,658	1.49	#	to	5.12		4,240	3.68%	-	to	0.48%	49.06%	to	49.78%#
Wanger International Select
2013	262	2.08		to	6.87		1,111	5.93%	-	to	0.48%	13.49%	to	14.04%
2012‡	239	1.83		to	6.02		948	1.19%	-	to	0.48%	21.41%	to	22.00%
2011‡	228	1.51	#	to	4.94		757	1.41%	-	to	0.48%	(10.54%)	to	(10.11%)
2010‡	241	1.69	#	to	5.49		979	1.37%	-	to	0.48%	21.50%#	to	22.09%
2009‡	240	1.39	#	to	4.50		755	3.02%	-	to	0.48%	32.28%	to	32.92%#
Wanger Select
2013	199	2.14		to	6.23		771	0.28%	-	to	0.48%	33.93%	to	34.58%
2012‡	210	1.59		to	4.63		644	0.45%	-	to	0.48%	17.89%	to	18.46%
2011‡	193	1.35	#	to	3.91		506	2.04%	-	to	0.48%	(18.07%)	to	(17.68%)
2010‡	237	1.65	#	to	4.74		872	0.55%	-	to	0.48%	25.96%	to	26.57%
2009‡	207	1.31	#	to	3.75		620	-	-	to	0.48%	65.39%	to	66.19%#

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,						For the periods ended December 31,
	Units (000’s)	Unit Fair Value [3] (Lowest to Highest)				Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Wanger USA
2013	331	2.07		to	6.26	1,706	0.13%	-	to	0.48%	33.11%	to	33.75%
2012‡	442	1.56		to	4.68	1,492	0.32%	-	to	0.48%	19.44%	to	20.02%
2011‡	428	1.30	#	to	3.90	1,203	-	-	to	0.48%	(3.95%)	to	(3.49%)
2010‡	435	1.36	#	to	4.04	1,288	-	-	to	0.48%	22.76%	to	23.35%
2009‡	451	0.87		to	3.27	1,128	-	-	to	0.48%	42.23%#	to	42.23%

* Amount is less than 0.005%.

‡ For the noted Fund, a unit value and/or total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/or units in a subaccount only invested for a partial period.

# This represents a prior period number that has been restated due to an error. During the preparation of the 2012 financial statements, PHL Variable discovered errors in the unit value and total return financial highlight disclosures for the investment option for the years in the 2008 – 2011 period identified. In prior periods, the unit value and total return ranges were shown regardless of their relationship with the expense ratio presented. Accordingly, in 2012, PHL Variable restated these unit values and total return ranges to correspond correctly to the lowest or highest expense ratio reported (as described in note 3 below).

1 The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of management fees assessed by the Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.

2 The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the underlying fund have been excluded.

3 The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The unit value and total returns labeled ‘highest’ correspond with the product with the lowest expense ratio. The unit value and total return labeled ‘lowest’ correspond with the product with the highest expense ratio. There may be times that a product and/or Fund are not active throughout the entire period indicated, in which case, those unit values and/or total returns may fall outside the range presented. Also, there may be times where the product with the lowest expense ratio has a lower unit value and/or total return shown than the product with the highest expense ratio. This can be caused by product and fund offerings starting at different unit values and at different points in time.

[4] From inception July 7, 2008 to December 31, 2008.	[9] From inception January 28, 2013 to December 31, 2013.
[5] From inception October 6, 2008 to December 31, 2008.	[10] From inception February 11, 2013 to December 31, 2013.
[6] From inception January 22, 2010 to December 31, 2010.	[11] From inception April 02, 2013 to December 31, 2013.
[7] From inception November 19, 2010 to December 31, 2010.	[12] From inception April 18, 2013 to December 31, 2013.
[8] From inception April 27, 2012 to December 31, 2012.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Related Party Transactions and Charges and Deductions

Related Party Transactions

PHL Variable and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. PHL Variable is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Saybrus Equity Services, Inc., a broker-dealer subsidiary of PNX, distributes PHL Variable’s products through broker-dealers and other financial intermediaries.

Charges and Deductions

PHL Variable makes deductions from the contract to compensate us for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the variable contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, PHL Variable makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for some of the various plans offered by PHL Variable:

Plan	Guaranteed Maximum Monthly Admin Charge
Phoenix Benefit Choice VUL	$7.00
Phoenix Edge SVUL	Policy Options A or B $0.01 per $1,000 of face amount, capped at $75, in years 1-15 Policy Option C $0.08 per $1,000 of face amount, capped at $200, in years 1-15
Phoenix Edge VUL	None
Phoenix Executive VUL (08XVUL)	$20.00
Phoenix Express VUL (06PEXVUL)	Varies based on issue age and face amount, capped at $80
Phoenix Express VUL (V616)	$.35 per $1,000 of face amount
Phoenix Joint Edge VUL	$10.00

Policy Surrender Charge – In accordance with terms of the contracts, PHL Variable charges a deduction for surrender charges. Because a policy’s account value and policy duration may vary, the surrender charge may also vary.

Cost of Insurance Charge – In accordance with terms of the contracts, PHL Variable makes monthly deductions for costs of insurance to cover PHL Variable’s anticipated mortality costs. Because a policy’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Related Party Transactions and Charges and Deductions (Continued)

Monthly Mortality and Expense Risk Fees (“M&E Fees”) – The M&E Fees are typically deducted daily from policy value allocated to the variable sub-accounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, PHL Variable will make either monthly or daily deductions.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2013 and 2012 were $8,698,049 and $8,943,534, respectively.

B. Optional Rider and Benefit Charges

PHL Variable may deduct other charges and fees based on the selection of Other Optional Policy Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

C. Daily M&E and Administrative Fees

As mentioned above, the M&E Fees are typically deducted daily from policy value allocated to the variable sub-accounts. These expenses are included in separate line items “Mortality and Expense Fees” and “Administrative Fees” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values. The total aggregate expense for the period ended December 31, 2013 was $20,653.

Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for some of the various plans offered by PHL Variable:

Plan	Guaranteed Maximum Annual M&E
Phoenix Benefit Choice VUL	Years 1-20: 0.50% Years 21+: 0.30%
Phoenix Edge SVUL*	0.90% all years
Phoenix Edge VUL*	0.90% all years
Phoenix Executive VUL (08XVUL)*	0.90% all years
Phoenix Express VUL (06PEXVUL)	0.90% all years
Phoenix Express VUL (V616)*	0.90% all years
Phoenix Joint Edge VUL	Years 1-20: 0.50% Years 21+: 0.30%

* M&E Fees are assessed monthly

A. Other Charges

PHL Variable may deduct other charges depending on the policy terms.

Note 7—Distribution of Net Income

The Separate Account does not declare distributions to contract owners from accumulated net income. The policy holder’s overall value will increase as the individual sub-account value increases in the form of additional units and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 8—Diversification Requirements

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

PHL Variable intends that each of the investment options shall comply with the diversification requirements.

Note 9—Other

The Restatement

PHL Variable filed a Current Report on Form 8-K with the SEC on September 18, 2012 (as was amended by Forms 8-K/A filed by PHL Variable on November 8, 2012, March 15, 2013 and April 24, 2013, respectively) disclosing its conclusion that certain of its previously issued annual audited and interim unaudited financial statements contained in its historical Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q should no longer be relied upon and should be restated. On April 25, 2014, PHL Variable filed with the SEC its 2012 Annual Report on Form 10-K for the year ended December 31, 2012 (the “PHL Variable 2012 Form 10-K”) containing its restatement of previously issued audited financial statements prepared in accordance with GAAP. The 2012 PHL Variable Form 10-K contains audited financial statements of PHL Variable for the years ended December 31, 2012, 2011 and 2010 and interim unaudited financial statements presented for each quarter during the fiscal years 2012 and 2011, which in each case are presented on a restated and amended basis to the extent previously filed in a periodic report by PHL Variable with the SEC.

As a result of the GAAP restatement, PHL Variable has been unable to update its registration statements for products offered under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), with its Company’s current GAAP financial information and related disclosure. PHL Variable has not sold to any new contract owners any SEC registered annuity and life insurance contracts since the GAAP restatement process was announced by PHL Variable.

Contract owners at that time, however, have been permitted to exercise rights provided by their then existing contracts, including the right to make additional premium payments into these SEC registered annuity and life insurance contracts.

Administrative Settlement with SEC on Delayed Filings

On February 12, 2014, PNX and PHL Variable submitted an Offer of Settlement with the SEC pursuant to which the PNX and PHL Variable consented to the issuance of the form of an Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (the “Order”). The Order was approved by the SEC on March 21, 2014. Pursuant to the Order, PNX and PHL Variable have been directed to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. PNX was required by the Order to file its 2012 Annual Report on Form 10-K with the SEC by March 31, 2014. PNX filed its 2012 Annual Report on Form 10-K before the opening of the market on April 1, 2014.

In addition, PNX and PHL Variable agreed to perform certain undertakings, including for PNX and PHL Variable to file their respective delayed Quarterly Reports on Form 10-Q for the period ended September 20, 2012 by no later than April 15, 2014 and April 30, 2014 respectively and their 2013 Annual Reports on Form 10-K by no later than June 4, 2014 and July 3, 2014 respectively. Also pursuant to the undertakings, PNX and PHL Variable would file their delayed 2013 Quarterly Reports on Form 10-Q after the filing of their 2013 Annual Report on Form 10-K. PNX intends to become timely with its periodic filings under the Exchange Act with the filing of its Quarterly Report on Form 10-Q for the period ending June 30, 2014. PHL Variable intends to become timely with its periodic filings under the Exchange Act with the filing of its Quarterly Report on Form 10-Q for the period ending September 30, 2014. Finally, PNX and PHL Variable each paid a civil monetary penalty in the amount of $375,000 to the United States Treasury following the entry of the Order.

On April 15, 2014, PNX announced that it expects to file its Quarterly Report on Form 10-Q for the period ended September 30, 2012 (the “PNX Form 10-Q”) with the SEC on or before April 25, 2014. PNX also announced that PHL Variable expects to file the PHL Variable 2012 Form 10-K with the SEC on or before April 25, 2014. PNX and PHL Variable are subject to the Order. The Order stipulates that the PNX Form 10-Q and PHL Variable Form 10-K to be filed with the SEC by April 15, 2014.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 9—Other (Continued)

On April 23, 2014, PNX filed the PNX Form 10-Q with the SEC. On April 25, 2014, PHL Variable filed the PHL Variable 2012 Form 10-K with the SEC.

Rating Agency Actions

On January 16, 2013, Standard & Poor’s Ratings Services affirmed the “BB-” financial strength ratings for PHL Variable. They also removed the rating from CreditWatch Negative and changed their outlook to stable.

On March 8, 2013, Standard & Poor’s Rating Services placed the “BB-” financial strength ratings for PHL Variable on CreditWatch with negative implications.

On March 20, 2013, Moody’s Investors Service maintained their review for downgrade for the “Ba2” financial strength ratings for PHL Variable.

On April 9, 2013, A.M. Best Co. maintained PHL Variable’s rating and kept it under review with negative implications.

On May 22, 2013, Standard & Poor’s Rating Services affirmed our “BB-” financial strength rating for PHL Variable. They removed the rating from CreditWatch with negative implications and assigned it a negative outlook.

On January 14, 2014, Moody’s Investor Services withdrew the Ba2 financial strength rating of PHL Variable.

Reference in this report to any credit rating is intended for the limited purposes of discussing or referring to changes in PHL Variable’s credit ratings or aspects of its liquidity or costs of funds. Such reference cannot be relied on for any other purposes, or used to make any inference concerning future performance, future liquidity or any future credit rating.

Capital Contribution

On December 30, 2013, PNX purchased a $30.0 million surplus note from PHL Variable and made a $45.0 million capital contribution to further benefit PHL Variable. The capital provided by PNX to PHL Variable was intended to partially offset an anticipated net statutory reserve increase in the fourth quarter of 2013 as a result of PHL Variable’s statutory asset adequacy analysis and to maintain adequate statutory capital.

Note 10—Mergers, Liquidations, and Name Changes

A. Mergers

There were no mergers in 2013.

On April 2, 2012, the required shareholder votes were received and Invesco V.I. Capital Appreciation Fund was merged into Invesco Van Kampen V.I. Capital Growth Fund. The merger date was April 27, 2012, effective prior to the beginning of business on April 30, 2012.

B. Liquidations

There were no liquidations in 2012 and 2013.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 10—Mergers, Liquidations, and Name Changes (Continued)

C. Name Changes

Effective October 30, 2013, the Guggenheim VT U.S. Long Short Momentum Fund was renamed the Guggenheim VT U.S. Long Short Equity Fund.

Effective April 30, 2013, the Financial Investors Variable Insurance Trust was renamed the ALPS Variable Investors Trust.

Effective April 30, 2013, the Oppenheimer Global Securities Fund/VA was renamed the Oppenheimer Global Fund/VA.

Effective April 30, 2013, the Oppenheimer Main Street Small- & Mid-Cap Fund® /VA was renamed the Oppenheimer Main Street Small Cap Fund® /VA.

Effective April 29, 2013, the Invesco Van Kampen V.I. American Franchise Fund was renamed the Invesco V.I. American Franchise Fund.

Effective April 29, 2013, the Invesco Van Kampen V.I. Equity and Income Fund was renamed the Invesco V.I. Equity and Income Fund.

Effective April 30, 2012 Invesco Van Kampen V.I. Capital Growth Fund was renamed Invesco Van Kampen V.I. American Franchise Fund.

D. Other

Effective May 1, 2013, the Virtus Variable Insurance Trust assigned share classes to its fund portfolios. Those shares in which the Separate Account invests were designated “Class A Shares.”

Note 11—Subsequent Events

On January 24, 2014, a 1:5 reverse share split of Rydex VT Inverse Government Long Bond Strategy Fund shares occurred after the close of markets. The fund shares are offered on a split-adjusted basis, after January 27, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PHL Variable Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of the PHLVIC Variable Universal Life Account (identified in Note 1) at December 31, 2013, the results of each of their operations for the period then ended, the changes in net assets for each of the two periods then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of PHL Variable Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2014

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

PHL Variable Insurance Company

One American Row

Hartford, Connecticut 06103-2899

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

185 Asylum Street, Suite 2400

Hartford, Connecticut 06103-3404

PHL Variable Insurance Company
Balance Sheets as of December 31, 2013 and 2012 and
Statements of Income and Comprehensive Income,
Cash Flows and Changes in Stockholder's Equity for the years ended
December 31, 2013, 2012 and 2011

F-2

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
PHL Variable Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, of changes in stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 11 to the financial statements, the Company has entered into significant transactions with its affiliates.

/s/ PricewaterhouseCoopers, LLP

Hartford, Connecticut
August 22, 2014

F-3

PHL VARIABLE INSURANCE COMPANY
Balance Sheets
($ in millions, except share data)
December 31, 2013 and 2012

	2013	2012
ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $3,402.6 and $2,798.1)	$3,426.3	$2,972.3
Short-term investments	81.0	244.9
Limited partnerships and other investments	10.5	6.7
Policy loans, at unpaid principal balances	66.1	61.0
Derivative instruments	237.8	149.4
Fair value investments	48.6	38.5
Total investments	3,870.3	3,472.8
Cash and cash equivalents	181.0	83.1
Accrued investment income	27.3	23.2
Receivables	8.6	16.2
Reinsurance recoverable	500.6	427.1
Deferred policy acquisition costs	462.3	426.2
Deferred income taxes, net	28.0	16.2
Receivable from related parties	2.6	—
Other assets	174.8	135.5
Separate account assets	2,052.7	2,061.8
Total assets	$7,308.2	$6,662.1

LIABILITIES:
Policy liabilities and accruals	$1,899.0	$1,876.2
Policyholder deposit funds	2,762.8	2,349.8
Indebtedness due to affiliate	30.0	—
Payable to related parties	14.1	11.0
Other liabilities	177.1	68.2
Separate account liabilities	2,052.7	2,061.8
Total liabilities	6,935.7	6,367.0

COMMITMENTS AND CONTINGENT LIABILITIES (Note 16)

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	2.5
Additional paid-in capital	847.2	802.2
Accumulated other comprehensive income (loss)	(11.9)	11.4
Retained earnings (accumulated deficit)	(465.3)	(521.0)
Total stockholder’s equity	372.5	295.1
Total liabilities and stockholder’s equity	$7,308.2	$6,662.1

The accompanying notes are an integral part of these financial statements.

F-4

PHL VARIABLE INSURANCE COMPANY
Statements of Income and Comprehensive Income
($ in millions)
Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011
REVENUES:
Premiums	$13.9	$8.5	$2.3
Insurance and investment product fees	367.6	365.3	394.3
Net investment income	140.8	130.9	101.1
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(1.1)	(5.0)	(10.1)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.9)	2.2	6.9
Net OTTI losses recognized in earnings	(2.0)	(2.8)	(3.2)
Net realized investment gains (losses), excluding OTTI losses	5.4	(19.5)	(16.2)
Net realized investment gains (losses)	3.4	(22.3)	(19.4)
Total revenues	525.7	482.4	478.3

BENEFITS AND EXPENSES:
Policy benefits	286.5	396.8	302.6
Policy acquisition cost amortization	88.4	103.5	109.5
Other operating expenses	116.8	103.6	92.5
Total benefits and expenses	491.7	603.9	504.6
Income (loss) before income taxes	34.0	(121.5)	(26.3)
Income tax expense (benefit)	(21.7)	16.2	(6.3)
Net income (loss)	$55.7	$(137.7)	$(20.0)

FEES PAID TO RELATED PARTIES (Note 11)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$55.7	$(137.7)	$(20.0)
Other comprehensive income (loss), before income taxes:
Unrealized investment gains (losses), net of related offsets	(35.1)	33.7	19.7
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(11.8)	24.9	4.2
Other comprehensive income (loss), net of income taxes	(23.3)	8.8	15.5
Comprehensive income (loss)	$32.4	$(128.9)	$(4.5)

The accompanying notes are an integral part of these financial statements.

F-5

PHL VARIABLE INSURANCE COMPANY
Statements of Cash Flows
($ in millions)
Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011
OPERATING ACTIVITIES:
Net income (loss)	$55.7	$(137.7)	$(20.0)
Net realized investment (gains) losses	(3.4)	22.3	19.4
Policy acquisition costs deferred	(66.7)	(69.2)	(100.7)
Amortization of deferred policy acquisition costs	88.4	103.5	109.5
Interest credited	91.2	69.5	60.9
Equity in earnings of limited partnerships and other investments	(0.4)	(0.1)	(0.2)
Change in:
Accrued investment income	(7.2)	(8.5)	(12.2)
Deferred income taxes	—	(13.4)	(6.9)
Receivables	7.6	(3.5)	(3.2)
Reinsurance recoverable	(73.5)	(26.1)	(7.7)
Policy liabilities and accruals	(224.0)	(56.4)	(128.3)
Due to/from affiliate	0.5	(7.5)	21.1
Other operating activities, net	1.3	(38.3)	(54.0)
Cash provided by (used for) operating activities	(130.5)	(165.4)	(122.3)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(985.6)	(852.8)	(1,133.7)
Short-term investments	(324.8)	(574.7)	(325.5)
Derivative instruments	(89.0)	(98.1)	(46.1)
Fair value investments	(21.1)	(5.7)	(34.3)
Sales, repayments and maturities of:
Available-for-sale debt securities	389.0	438.1	250.1
Short-term investments	489.8	425.8	288.3
Derivative instruments	42.9	26.7	63.8
Fair value investments	10.1	12.4	7.7
Contributions to limited partnerships	(4.3)	(2.1)	(1.2)
Distributions from limited partnerships	7.8	0.3	0.1
Policy loans, net	(2.8)	3.9	(2.9)
Other investing activities, net	0.7	(1.0)	(0.6)
Cash provided by (used for) investing activities	(487.3)	(627.2)	(934.3)

FINANCING ACTIVITIES:
Policyholder deposit fund deposits	920.8	1,074.7	1,225.4
Policyholder deposit fund withdrawals	(605.2)	(513.8)	(465.0)
Net transfers to/from separate accounts	325.1	265.3	311.6
Capital Contributions from Parent	45.0	—	—
Debt Issued	30.0	—	—
Cash provided by (used for) financing activities	715.7	826.2	1,072.0
Change in cash and cash equivalents	97.9	33.6	15.4
Cash and cash equivalents, beginning of year	83.1	49.5	34.1
Cash and cash equivalents, end of year	$181.0	$83.1	$49.5

Supplemental Disclosure of Cash Flow Information
Income taxes paid (refunded)	$(24.9)	$40.9	$(2.5)

Non-Cash Transactions During the Year
Investment exchanges	$33.4	$28.6	$26.4

The accompanying notes are an integral part of these financial statements.

F-6

PHL VARIABLE INSURANCE COMPANY
Statements of Changes in Stockholder’s Equity
($ in millions)
Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011
COMMON STOCK:
Balance, beginning of period	$2.5	$2.5	$2.5
Balance, end of period	$2.5	$2.5	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$802.2	$802.2	$802.2
Capital contributions from parent	45.0	—	—
Balance, end of period	$847.2	$802.2	$802.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$11.4	$2.6	$(12.9)
Other comprehensive income (loss)	(23.3)	8.8	15.5
Balance, end of period	$(11.9)	$11.4	$2.6

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(521.0)	$(383.3)	$(363.3)
Net income (loss)	55.7	(137.7)	(20.0)
Balance, end of period	$(465.3)	$(521.0)	$(383.3)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$295.1	$424.0	$428.5
Change in stockholder’s equity	77.4	(128.9)	(4.5)
Balance, end of period	$372.5	$295.1	$424.0

The accompanying notes are an integral part of these financial statements.

F-7

PHL VARIABLE INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2013, 2012 and 2011

1.	Organization and Operations

PHL Variable Insurance Company (“we,” “our,” “us,” “PHL Variable” or the “Company”) is a life insurance company offering variable and fixed annuity and life insurance products. It is a wholly owned subsidiary of PM Holdings, Inc., and PM Holdings, Inc. is a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix Life”), which is a wholly owned subsidiary of The Phoenix Companies, Inc. (“PNX” or “Phoenix”), a New York Stock Exchange listed company. Saybrus Partners, Inc. (“Saybrus”), an affiliate, provides dedicated life insurance and other consulting services to financial advisors in partner companies, as well as support for sales of our product line through independent distribution organizations.

2.	Basis of Presentation and Significant Accounting Policies

We have prepared these financial statements in accordance with U.S. GAAP which differ materially from the accounting practices prescribed by various insurance regulatory authorities. In addition, certain prior year amounts have been reclassified to conform to the current year presentation. Results for the year ended December 31, 2013 include $3.2 million of income related to out of period adjustments. Such amounts are not material to any period presented.

Use of estimates

In preparing these financial statements in conformity with U.S. GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are made in the determination of estimated gross profits (“EGPs”) used in the valuation and amortization of assets and liabilities associated with universal life and annuity contracts; policyholder liabilities and accruals; valuation of investments in debt securities; limited partnerships and other investments; valuation of deferred tax assets; and accruals for contingent liabilities. We are also subject to estimates made by our ultimate parent company related to discount rates and other assumptions for our pension and other post-employment benefits liabilities; and accruals for contingent liabilities. Actual results could differ from these estimates.

Adoption of new accounting standards

Reporting Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the presentation of comprehensive income (ASU 2013-02). Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income. The guidance does not change when an item of other comprehensive income must be reclassified to net income and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance was effective for the first interim or annual reporting period beginning after December 15, 2012 and was applied prospectively. See Note 12 to these financial statements for the disclosures required by this guidance.

Disclosures about Offsetting Assets and Liabilities

In December 2011 and January 2013, the FASB issued amended guidance to ASC 210, Balance Sheet, with respect to disclosure of offsetting assets and liabilities as part of the effort to establish common requirements in accordance with U.S. GAAP. This amended guidance requires the disclosure of both gross information and net information about both financial instruments and derivative instruments eligible for offset in our balance sheets and instruments and transactions subject to an agreement similar to a master netting arrangement. This guidance was effective for periods beginning on or after January 1, 2013, with respective disclosures required retrospectively for all comparative periods presented. See Note 8 to these financial statements for the disclosures required by this guidance.

F-8

2.	Basis of Presentation and Significant Accounting Policies (continued)

Definition of a Business Entity

In December 2013, the FASB issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s financial position, results of operations, or financial statement disclosures.

Accounting standards not yet adopted

Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013 and should be applied prospectively. This guidance is not expected to have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.

Obligations Resulting for Joint and Several Liability Agreements for Which the Total Amount of the Obligation is Fixed at the Reporting Date

In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This guidance is not expected to have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.

Accounting for Troubled Debt Restructurings by Creditors

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.

Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or Tax Credit Carryforward Exists

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted.

F-9

2.	Basis of Presentation and Significant Accounting Policies (continued)

This guidance is not expected to have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.

Significant accounting policies

Investments

Debt Securities

Our debt securities classified as available-for-sale are reported on our balance sheets at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models. We recognize unrealized gains and losses on investments in debt securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of OCI, net of the relevant policyholder obligations, applicable deferred policy acquisition costs (“DAC”) and applicable deferred income taxes. Realized investment gains and losses are recognized on a first in first out basis.

Limited Partnerships and Other Investments

Limited partnerships, infrastructure funds, hedge funds and joint venture interests in which we do not have voting control or power to direct activities are recorded using the equity method of accounting. These investments include private equity, mezzanine funds, infrastructure funds, hedge funds of funds and direct equity investments. The equity method of accounting requires that the investment be initially recorded at cost and the carrying amount of the investment subsequently adjusted to recognize our share of the earnings or losses. We record our equity in the earnings in net investment income using the most recent financial information received from the partnerships. Recognition of net investment income is generally on a three-month delay due to the timing of the related financial statements. The contributions to and distributions from limited partnerships are classified as investing activities within the statement of cash flows.

The Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for other-than-temporary impairments (“OTTI”) when the carrying value of such investments exceeds the net asset value (“NAV”). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above.

Policy Loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. The majority of policy loans are at variable interest rates that are reset annually on the policy anniversary.

F-10

2.	Basis of Presentation and Significant Accounting Policies (continued)

Fair Value Instruments

Debt securities held at fair value include securities held for which changes in fair values are recorded in earnings. The securities held at fair value are designated as trading securities, as well as those debt securities for which we have elected the fair value option (“FVO”) and certain available-for-sale structured securities held at fair value. The changes in fair value and any interest income of these securities are reflected in earnings as part of “net investment income.” See Note 9 to these financial statements for additional disclosures related to these securities.

Derivative Instruments

We recognize derivative instruments on the balance sheets at fair value. The derivative contracts are reported as assets in derivative instruments or liabilities in other liabilities on the balance sheets, excluding embedded derivatives. Embedded derivatives, as discussed below, are recorded on the balance sheets bifurcated from the associated host contract.

The Company economically hedges variability of cash flows to be received or paid related to certain recognized assets and/or liabilities. All changes in the fair value of derivatives, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities. We do not designate the purchased derivatives related to living benefits or index credits as hedges for accounting purposes.

Our derivatives are not designated as hedges for accounting purposes. All changes in the fair value, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities.

Short-Term Investments

Short-term investments include securities with a maturity of one year or less but greater than three months at a time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Net Investment Income

For asset-backed and fixed maturity debt securities, we recognize interest income using a constant effective yield based on estimated cash flow timing and economic lives of the securities. For high credit quality asset-backed securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For asset-backed securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For certain credit impaired asset-backed securities, effective yields are recalculated and adjusted prospectively to reflect significant increases in undiscounted expected future cash flows and changes in the contractual benchmark interest rate on variable rate securities. Any prepayment fees on fixed maturities and mortgage loans are recorded when earned in net investment income. We record the net income from investments in partnerships and joint ventures in net investment income.

Other-Than-Temporary Impairments on Available-For-Sale Securities

We recognize realized investment losses when declines in fair value of debt securities are considered to be an OTTI.

For debt securities, the other-than-temporarily impaired amount is separated into the amount related to a credit loss and is reported as net realized investment losses included in earnings and any amounts related to other factors are recognized in OCI. The credit loss component represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in AOCI. Subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the date of impairment at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. We will continue to estimate the present value of future expected cash flows and, if significantly greater than the new cost basis, we will accrete the difference as investment income on a prospective basis once the Company has determined that the interest income is likely to be collected.

F-11

2.	Basis of Presentation and Significant Accounting Policies (continued)

In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to, the following:

•	the extent and the duration of the decline;

•	the reasons for the decline in value (credit event, interest related or market fluctuations);

•	our intent to sell the security, or whether it is more likely than not that we will be required to sell it before recovery; and

•	the financial condition and near term prospects of the issuer.

A debt security impairment is deemed other-than-temporary if:

•	we either intend to sell the security, or it is more likely than not that we will be required to sell the security before recovery; or

•	it is probable we will be unable to collect cash flows sufficient to recover the amortized cost basis of the security.

Impairments due to deterioration in credit that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security are considered other-than-temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes) that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security may also result in a conclusion that an OTTI has occurred.

On a quarterly basis, we evaluate securities in an unrealized loss position for potential recognition of an OTTI. In addition, we maintain a watch list of securities in default, near default or otherwise considered by our investment professionals as being distressed, potentially distressed or requiring a heightened level of scrutiny. We also identify securities whose fair value has been below amortized cost on a continuous basis for zero to six months, six months to 12 months and greater than 12 months.

We employ a comprehensive process to determine whether or not a security in an unrealized loss position is other-than-temporarily impaired. This assessment is done on a security-by-security basis and involves significant management judgment. The assessment of whether impairments have occurred is based on management’s evaluation of the underlying reasons for the decline in estimated fair value. The Company’s review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by severity and/or age of the gross unrealized loss. An extended and severe decline in value on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company’s evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

Specifically for structured securities, to determine whether a collateralized security is impaired, we obtain underlying data from the security’s trustee and analyze it for performance trends. A security-specific stress analysis is performed using the most recent trustee information. This analysis forms the basis for our determination of the future expected cash flows to be collected for the security.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with original maturities of three months or less. Negative cash balances are reclassified to other liabilities.

Deferred Policy Acquisition Costs

We defer incremental direct costs related to the successful sale of new or renewal contracts. Incremental direct costs are those costs that result directly from and are essential to the sale of a contract. These costs include principally commissions, underwriting and policy issue expenses, all of which vary with and are primarily related to production of new business.

F-12

2.	Basis of Presentation and Significant Accounting Policies (continued)

We amortize deferred policy acquisition costs based on the related policy’s classification. For universal life, variable universal life and deferred annuities, deferred policy acquisition costs are amortized in proportion to EGPs as discussed more fully below. EGPs are also used to amortize other assets and liabilities in the Company’s balance sheets, such as sales inducement assets (“SIA”) and unearned revenue reserves (“URR”). Components of EGPs are used to determine reserves for universal life and fixed, indexed and variable annuity contracts with death and other insurance benefits such as guaranteed minimum death and guaranteed minimum income benefits. EGPs are based on historical and anticipated future experience which is updated periodically.

In addition, deferred policy acquisition costs are adjusted through OCI each period as a result of unrealized gains or losses on securities classified as available-for-sale in a process commonly referred to as shadow accounting. This adjustment is required in order to reflect the impact of these unrealized amounts as if these unrealized amounts had been realized.

The projection of EGPs requires the extensive use of actuarial assumptions, estimates and judgments about the future. Future EGPs are generally projected for the estimated lives of the contracts. Assumptions are set separately for each product and are reviewed at least annually based on our current best estimates of future events. The following table summarizes the most significant assumptions used in the categories set forth below:

F-13

2.	Basis of Presentation and Significant Accounting Policies (continued)

Significant Assumption	Product	Explanation and Derivation

Separate account investment return	Variable Annuities (8.0% long-term return assumption) Variable Universal Life (8.0% long-term return assumption)
Separate account return assumptions are derived from the long-term returns observed in the asset classes in which the separate accounts are invested. Short-term deviations from the long-term expectations are expected to revert to the long-term assumption over five years.

Interest rates and default rates	Fixed and Indexed Annuities Universal Life
Investment returns are based on the current yields and maturities of our fixed income portfolio combined with expected reinvestment rates given current market interest rates. Reinvestment rates are assumed to revert to long-term rates implied by the forward yield curve and long-term default rates. Contractually permitted future changes in credited rates are assumed to help support investment margins.

Mortality / longevity	Universal Life Variable Universal Life Fixed and Indexed Annuities
Mortality assumptions are based on Company experience over a rolling five-year period plus supplemental data from industry sources and trends. A mortality improvement assumption is also incorporated into the overall mortality table. These assumptions can vary by issue age, gender, underwriting class and policy duration.

Policyholder behavior – policy persistency	Universal Life Variable Universal Life Variable Annuities Fixed and Indexed Annuities
Policy persistency assumptions vary by product and policy year and are updated based on recently observed experience. Policyholders are generally assumed to behave rationally; hence rates are typically lower when surrender penalties are in effect or when policy benefits are more valuable.

Policyholder behavior – premium persistency	Universal Life Variable Universal Life
Future premiums and related fees are projected based on contractual terms, product illustrations at the time of sale and expected policy lapses without value. Assumptions are updated based on recently observed experience and include anticipated changes in behavior based on changes in policy charges if the Company has a high degree of confidence that such changes will be implemented (e.g., change in cost of insurance (“COI”) charges).

Expenses	All products	Projected maintenance expenses to administer policies in force are based on annually updated studies of expenses incurred.
Reinsurance costs / recoveries	Universal Life Variable Universal Life Variable Annuities
Projected reinsurance costs are based on treaty terms currently in force. Recoveries are based on the Company’s assumed mortality and treaty terms. Treaty recaptures are based on contract provisions and management’s intentions.

Annually, we complete a comprehensive assumption review where management makes a determination of best estimate assumptions based on a comprehensive review of recent experience and industry trends. Assumption changes resulting from this review may change our estimates of EGPs in the DAC, SIA, and URR models, as well as projections within the death benefit and other insurance benefit reserving models, the profits followed by losses reserve models, and cost of reinsurance models. Throughout the year, we may also update the assumptions and adjust these balances if emerging data indicates a change is warranted. All assumption changes, whether resulting from the annual comprehensive review or from other periodic assessments, are considered an unlock in the period of revision and adjust the DAC, SIA, URR, death and other insurance benefit reserves, profits followed by losses reserve, and cost of reinsurance balances in the balance sheets with an offsetting benefit or charge to income to reflect such changes in the period of the revision. An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being more favorable than previous estimates. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being less favorable than previous estimates.

F-14

2.	Basis of Presentation and Significant Accounting Policies (continued)

Our process to assess the reasonableness of the EGPs uses internally developed models together with consideration of applicable recent experience and analysis of market and industry trends and other events. Actual gross profits that vary from management’s estimates in a given reporting period may also result in increases or decreases in the rate of amortization recorded in the period.

An analysis is performed annually to assess if there are sufficient gross profits to recover the deferred policy acquisition costs associated with business written during the year. If the estimates of gross profits cannot support the recovery of deferred policy acquisition costs, the amount deferred is reduced to the recoverable amount.

Over the last several years, the Company has revised a number of assumptions that have resulted in changes to expected future gross profits. The most significant assumption updates resulting in a change to future gross profits and the amortization of DAC, SIA and URR in 2013 are related to changes in expected premium persistency, and the incorporation of a mortality improvement assumption. Other of the more significant drivers of changes to expected gross profits over the last several years include changes in expected separate account investment returns due to changes in equity markets; changes in expected future interest rates and default rates based on continued experience and expected interest rate changes; changes in mortality, lapses and other policyholder behavior assumptions that are updated to reflect more recent policyholder and industry experience; and changes in expected policy administration expenses.

Separate account assets and liabilities

Separate account assets related to policyholder funds are carried at fair value with an equivalent amount recorded as separate account liabilities. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract owners for management services are included in revenues when services are rendered.

Policy liabilities and accruals

Policy liabilities and accruals include future benefit liabilities for certain life and annuity products. Generally, future policy benefits are payable over an extended period of time and related liabilities are calculated recognizing future expected benefits, expenses and premiums. Such liabilities are established based on methods and underlying assumptions in accordance with U.S. GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policyholder behavior, investment returns, inflation, expenses and other contingent events as appropriate. These assumptions are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a cohort basis, as appropriate. If experience is less favorable than assumed, additional liabilities may be established, resulting in a charge to policyholder benefits and claims.

Additional policyholder liabilities for guaranteed benefits on variable annuity and on fixed index annuity contracts are based on estimates of the expected value of benefits in excess of the projected account balance, recognizing the excess over the accumulation period based on total expected assessments. Because these estimates are sensitive to capital market movements, amounts are calculated using multiple future economic scenarios.

Additional policyholder liabilities are established for certain contract features that could generate significant reductions to future gross profits (e.g., death benefits when a contract has zero account value and a no-lapse guarantee). The liabilities are accrued over the lifetime of the block based on assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs and are, thus, subject to the same variability and risk. The assumptions of investment performance and volatility for variable and equity index products are consistent with historical experience of the appropriate underlying equity indices.

We expect that our universal life block of business will generate profits followed by losses and therefore we establish an additional liability to accrue for the expected losses over the period of expected profits. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs and are subject to the same variability and risk.

F-15

2.	Basis of Presentation and Significant Accounting Policies (continued)

The liability for universal life-type contracts primarily includes the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited at rates which range from 3.0% to 4.5%, amounts that have been assessed to compensate us for services to be performed over future periods, accumulated account deposits, withdrawals and any amounts previously assessed against the policyholder that are refundable. There may also be a liability recorded for contracts that include additional death or other insurance benefit features as discussed above.

The Company periodically reviews its estimates of actuarial liabilities for policyholder benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, as well as in the establishment of the related liabilities, result in variances in profit and could result in losses.

Policy liabilities and accruals also include liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. The Company does not establish claim liabilities until a loss has occurred. However, unreported losses and loss adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Embedded derivatives

Certain contracts contain guarantees that are accounted for as embedded derivative instruments. These guarantees are assessed to determine if a separate instrument with the same terms would qualify as a derivative and if they are not clearly and closely related to the economic characteristics of the host contract. Contract guarantees that meet these criteria are reported separately from the host contract and reported at fair value.

The guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum accumulation benefit (“GMAB”) and combination rider (“COMBO”) represent embedded derivative liabilities in the variable annuity contracts. These liabilities are accounted for at fair value within policyholder deposit funds on the balance sheets with changes in the fair value of embedded derivatives recorded in realized investment gains on the statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted.

Fixed indexed annuities offer a variety of index options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. The index options represent embedded derivative liabilities accounted for at fair value within policyholder deposit funds on the balance sheets with changes in fair value recorded in realized investment gains and losses in the statements of income and comprehensive income. The fair value of these index options is based on the impact of projected interest rates and equity markets and is discounted using the projected interest rate. Several additional inputs reflect our internally developed assumptions related to lapse rates and policyholder behavior.

See Note 7 to these financial statements for additional information regarding embedded derivatives.

Policyholder deposit funds

Amounts received as payment for certain deferred annuities and other contracts without life contingencies are reported as deposits to policyholder deposit funds. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract owner as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date as well as accumulated policyholder dividends and the liability representing the fair value of embedded derivatives associated with those contracts.

Contingent liabilities

Management evaluates each contingent matter separately and in aggregate. Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

F-16

2.	Basis of Presentation and Significant Accounting Policies (continued)

Revenue recognition

We recognize premiums for long-duration life insurance products as revenue when due from policyholders. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts in proportion to EGPs.

Certain variable annuity contracts and fixed index annuity contract riders provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance benefits. Certain variable annuity contracts features and fixed index annuity index options are considered embedded derivatives. See Note 7 to these financial statements for additional information.

Reinsurance

Premiums, policy benefits and operating expenses related to our term insurance policies are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the net estimated cost of reinsurance are recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

For universal life and variable universal life contracts, reinsurance premiums and ceded benefits are reflected net within policy benefits. Reinsurance recoverables are recognized in the same period as the related reinsured claim. The net cost or benefit of reinsurance (the present value of all expected ceded premium payments and expected future benefit payments) is recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

Operating expenses

Operating expenses are recognized on the accrual basis which are allocated to the Company by Phoenix Life. Expenses allocated may not be indicative of a standalone company. See Note 11 to these financial statements for additional information regarding the service agreement.

Income taxes

Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with intraperiod allocation rules. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances. Also, if indicated, we recognize interest or penalties related to income taxes as a component of the income tax provision.

F-17

2.	Basis of Presentation and Significant Accounting Policies (continued)

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits generated by the Company will be provided at the earlier of when such loss or credit is utilized in the consolidated federal tax return and when the tax attribute would have otherwise expired.

Audit fees and other professional services associated with the Restatement

Professional fees associated with the restatement of the 2012 Form 10-K which was filed on April 30, 2014 are being recognized and expensed as incurred and totaled $18.6 million in 2013.

3.	Reinsurance

We use reinsurance agreements to limit potential losses, reduce exposure to larger risks and provide capital relief with regard to certain reserves.

The amount of risk ceded depends on our evaluation of the specific risk and applicable retention limits. For business sold prior to December 31, 2010, our retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, our retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies. We also assume reinsurance from other insurers.

Our reinsurance program cedes various types of risks to other reinsurers primarily under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance agreements result in passing all or a portion of the risk to the reinsurer. Under coinsurance agreements on our term insurance policies, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Under our yearly renewable term agreements, the ceded premium represents a charge for the death benefit coverage.

During 2008, the Company and Phoenix Life, a related party, entered into a reinsurance agreement. Under this agreement, the Company cedes risk associated with certain universal life contracts and the associated riders to Phoenix Life. The reinsurance transaction between the Company and Phoenix Life is structured as a coinsurance agreement. At the inception of the contract a gain was recognized primarily due to the ceding commission received from Phoenix Life and the difference between the U.S. GAAP and statutory basis reserve balances. The gain on this transaction is being amortized over the remaining life of the reinsured contracts.

Effective October 1, 2009, the Company and Phoenix Life and Annuity Company coinsured all the benefit risks, net of existing reinsurance, on their term life business in force.

On July 1, 2012 the Company recaptured the business associated with a reinsurance contract with Phoenix Life, whereby we ceded to Phoenix Life certain of the liabilities related to guarantees on our annuity products. This contract qualified as a freestanding derivative and the derivative asset previously reported within receivable from related parties was reversed at the time of recapture.

Trust agreements and irrevocable letters of credit aggregating $26.7 million at December 31, 2013 have been arranged with commercial banks in our favor to collateralize the ceded reserves.

Reinsurance recoverable includes balances due from reinsurers for paid and unpaid losses and is presented net of an allowance for uncollectable reinsurance. The reinsurance recoverable balance is $500.6 million and $427.1 million as of December 31, 2013 and 2012, respectively. Other reinsurance activity is shown below.

F-18

3.	Reinsurance (continued)

Direct Business and Reinsurance:	Years Ended December 31,
($ in millions)	2013	2012	2011

Direct premiums	$80.9	$79.2	$77.1
Premiums ceded to non-affiliate reinsurers [1]	(67.0)	(70.7)	(74.8)
Premiums	$13.9	$8.5	$2.3

Direct policy benefits incurred	$258.5	$281.4	$161.4
Policy benefits assumed from non-affiliate reinsureds	0.2	1.0	3.8
Policy benefits ceded to:
Affiliate reinsurers	(18.0)	(13.7)	(5.3)
Non-affiliate reinsurers	(119.5)	(114.7)	(86.0)
Policy benefits ceded to reinsurers	(137.5)	(128.4)	(91.3)
Premiums paid to:
Affiliate reinsurers	22.3	20.1	19.7
Non-affiliate reinsurers	44.4	60.8	58.7
Premiums paid to reinsurers [2]	66.7	80.9	78.4
Policy benefits [3]	$187.9	$234.9	$152.3

Direct life insurance in-force	$58,198.8	$62,701.8	$68,205.1
Life insurance in-force assumed from reinsureds	93.2	78.5	66.1
Life insurance in-force ceded to:
Affiliate reinsurers	(1,622.9)	(1,859.3)	(2,520.7)
Non-affiliate reinsurers	(42,957.9)	(46,950.4)	(49,800.1)
Life insurance in-force ceded to reinsurers	(44,580.8)	(48,809.7)	(52,320.8)
Life insurance in-force	$13,711.2	$13,970.6	$15,950.4
Percentage of amount assumed to net insurance in-force	0.7%	0.6%	0.4%
———————

[1]	Primarily represents premiums ceded to reinsurers related to term insurance policies.

[2]
For universal life and variable universal life contracts, premiums paid to reinsurers are reflected within policy benefits. See Note 2 to these financial statements for additional information regarding significant accounting policies.

[3]
Policy benefit amounts above exclude changes in reserves, interest credited to policyholders and other items, which total $98.6 million, $161.9 million and $150.3 million, net of reinsurance, for the years ended December 31, 2013, 2012 and 2011, respectively.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to the Company. Since we bear the risk of nonpayment, on a quarterly basis we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. Based on our review of their financial statements, reputation in the reinsurance marketplace and other relevant information, we believe that we have no material exposure to uncollectible life reinsurance. At December 31, 2013, five major reinsurance companies account for approximately 73% of the reinsurance recoverable.

F-19

4.	Deferred Policy Acquisition Costs

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

Deferred Policy Acquisition Costs:	Years Ended December 31,
($ in millions)	2013	2012	2011

Policy acquisition costs deferred	$66.7	$69.8	$100.7
Costs amortized to expenses:
Recurring costs	(80.3)	(102.6)	(108.1)
Assumption unlocking	1.6	(1.4)	(1.3)
Realized investment gains (losses)	(9.7)	0.5	(0.1)
Offsets to net unrealized investment gains or losses included in AOCI [1]	57.8	(29.2)	(37.4)
Change in deferred policy acquisition costs	36.1	(62.9)	(46.2)
Deferred policy acquisition costs, beginning of period	426.2	489.1	535.3
Deferred policy acquisition costs, end of period	$462.3	$426.2	$489.1
———————

[1]
An offset to deferred policy acquisition costs and AOCI is recorded each period to the extent that, had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

During the years ended December 31, 2013, 2012 and 2011, deferred expenses primarily consisted of third-party commissions related to fixed indexed annuity sales.

5.	Sales Inducements

The Company currently offers bonus payments to contract owners on certain of its individual life and annuity products. Expenses incurred related to bonus payments are deferred and amortized over the life of the related contracts in a pattern consistent with the amortization of deferred policy acquisition costs. The Company unlocks the assumption used in the amortization of the deferred sales inducement asset consistent with the unlock of assumptions used in determining EGPs. Deferred sales inducements are included in other assets on the balance sheets and amortization of deferred sales inducements is included in other operating expense on the statements of income and comprehensive income.

Changes in Deferred Sales Inducement Activity:	Years Ended December 31,
($ in millions)	2013	2012	2011

Deferred asset, beginning of period	$60.9	$49.7	$20.4
Sales inducements deferred	10.7	15.4	48.3
Amortization charged to income	(7.3)	(6.8)	(4.9)
Offsets to net unrealized investment gains or losses included in AOCI	11.4	2.6	(14.1)
Deferred asset, end of period	$75.7	$60.9	$49.7

6.	Investing Activities

Debt securities

The following tables present the debt securities available-for-sale by sector held at December 31, 2013 and 2012, respectively. The unrealized loss amounts presented below include the non-credit loss component of OTTI losses. We classify these investments into various sectors in line with industry conventions.

F-20

6.	Investing Activities (continued)

Fair Value and Cost of Securities:	December 31, 2013
($ in millions)		Gross	Gross		OTTI
	Amortized	Unrealized	Unrealized	Fair	Recognized
	Cost	Gains [1]	Losses [1]	Value	in AOCI [2]

U.S. government and agency	$66.1	$3.3	$(0.8)	$68.6	$—
State and political subdivision	156.2	3.8	(5.4)	154.6	(0.2)
Foreign government	63.1	2.7	(0.3)	65.5	—
Corporate	2,194.9	69.5	(57.1)	2,207.3	(1.5)
Commercial mortgage-backed (“CMBS”)	241.9	13.0	(1.2)	253.7	(0.4)
Residential mortgage-backed (“RMBS”)	513.7	7.9	(11.8)	509.8	(8.6)
CDO/CLO	70.6	1.7	(1.4)	70.9	(3.0)
Other asset-backed	96.1	3.7	(3.9)	95.9	—
Available-for-sale debt securities	$3,402.6	$105.6	$(81.9)	$3,426.3	$(13.7)
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component.

Fair Value and Cost of Securities:	December 31, 2012
($ in millions)		Gross	Gross		OTTI
	Amortized	Unrealized	Unrealized	Fair	Recognized
	Cost	Gains [1]	Losses [1]	Value	in AOCI [2]

U.S. government and agency	$35.8	$4.8	$(0.4)	$40.2	$—
State and political subdivision	120.5	10.9	(0.5)	130.9	(0.2)
Foreign government	44.4	7.4	—	51.8	—
Corporate	1,776.9	144.6	(24.0)	1,897.5	(1.5)
CMBS	229.6	26.0	(1.6)	254.0	(0.6)
RMBS	412.6	17.5	(7.6)	422.5	(9.0)
CDO/CLO	59.2	1.8	(4.2)	56.8	(3.3)
Other asset-backed	119.1	6.0	(6.5)	118.6	—
Available-for-sale debt securities	$2,798.1	$219.0	$(44.8)	$2,972.3	$(14.6)
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component.

F-21

6.	Investing Activities (continued)

Maturities of Debt Securities:	December 31, 2013
($ in millions)	Amortized	Fair
	Cost	Value

Due in one year or less	$36.1	$36.8
Due after one year through five years	438.5	464.0
Due after five years through ten years	1,227.7	1,225.4
Due after ten years	778.0	769.8
CMBS/RMBS/ABS/CDO/CLO [1]	922.3	930.3
Total	$3,402.6	$3,426.3
———————

[1]	CMBS, RMBS, ABS, CDO and CLO are not listed separately in the table as each security does not have a single fixed maturity.

The maturities of debt securities, as of December 31, 2013, are summarized in the table above by contractual maturity. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we have the right to put or sell certain obligations back to the issuers.

The following table depicts the sources of available-for-sale investment proceeds and related investment gains (losses).

Sales of Available-for-Sale Securities:	As of December 31,
($ in millions)	2013	2012	2011
Debt securities, available-for-sale
Proceeds from sales	$90.0	$160.0	$68.5
Proceeds from maturities/repayments	286.1	285.3	180.0
Gross investment gains from sales, prepayments and maturities	11.3	22.8	2.4
Gross investment losses from sales and maturities	(0.4)	(0.7)	(0.8)

Aging of Temporarily Impaired	As of
Debt Securities:	December 31, 2013
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$14.5	$(0.8)	$—	$—	$14.5	$(0.8)
State and political subdivision	65.3	(4.4)	4.0	(1.0)	69.3	(5.4)
Foreign government	17.0	(0.3)	—	—	17.0	(0.3)
Corporate	806.5	(38.3)	120.5	(18.8)	927.0	(57.1)
CMBS	39.4	(1.1)	3.0	(0.1)	42.4	(1.2)
RMBS	243.5	(8.5)	40.3	(3.3)	283.8	(11.8)
CDO/CLO	30.5	(0.3)	24.1	(1.1)	54.6	(1.4)
Other asset-backed	7.9	(0.1)	8.0	(3.8)	15.9	(3.9)
Total temporarily impaired securities	$1,224.6	$(53.8)	$199.9	$(28.1)	$1,424.5	$(81.9)
Below investment grade	$33.7	$(1.9)	$12.1	$(1.7)	$45.8	$(3.6)
Number of securities		325		79		404

F-22

6.	Investing Activities (continued)

Unrealized losses on below-investment-grade debt securities with a fair value depressed by more than 20% of amortized cost totaled $1.0 million at December 31, 2013, of which $0.8 million was depressed by more than 20% of amortized cost for more than 12 months.

These securities were considered to be temporarily impaired at December 31, 2013 because each of these securities had performed, and are expected to perform, in accordance with original contractual terms. In addition, management does not have the intention to sell nor does it expect to be required to sell these securities prior to their recovery.

As of December 31, 2013, available-for-sale securities in an unrealized loss position for over 12 months consisted of 79 debt securities. The debt securities primarily consist of asset backed securities and corporate securities, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. Securities in a loss position with a duration of less than 12 months have generally experienced declines in value due to rising interest rates but the Company expects to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis is performed, which considers any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts.

Aging of Temporarily Impaired	As of
Debt Securities:	December 31, 2012
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$—	$—	$3.5	$(0.4)	$3.5	$(0.4)
State and political subdivision	4.8	(0.3)	1.0	(0.2)	5.8	(0.5)
Foreign government	—	—	—	—	—	—
Corporate	114.5	(1.7)	64.7	(22.3)	179.2	(24.0)
CMBS	0.7	(0.1)	10.6	(1.5)	11.3	(1.6)
RMBS	24.1	(0.2)	52.6	(7.4)	76.7	(7.6)
CDO/CLO	—	—	39.0	(4.2)	39.0	(4.2)
Other asset-backed	0.9	—	10.7	(6.5)	11.6	(6.5)
Total temporarily impaired securities	$145.0	$(2.3)	$182.1	$(42.5)	$327.1	$(44.8)
Below investment grade	$7.8	$(0.5)	$63.4	$(25.4)	$71.2	$(25.9)
Number of securities		48		89		137
Unrealized losses on below-investment-grade debt securities with a fair value depressed by more than 20% of amortized cost totaled $21.6 million at December 31, 2012, of which $21.6 million was depressed by more than 20% of amortized cost for more than 12 months.

These securities were considered to be temporarily impaired at December 31, 2012 because each of these securities had performed, and are expected to perform, in accordance with original contractual terms. In addition, management does not have the intention to sell nor does it expect to be required to sell these securities prior to their recovery.

F-23

6.	Investing Activities (continued)

As of December 31, 2012, available-for-sale securities in an unrealized loss position for over 12 months consisted of 89 debt securities. The debt securities primarily consist of asset backed securities and corporate securities, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. Securities in a loss position with a duration of less than 12 months have generally experienced declines in value due to rising interest rates but the Company expects to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis is performed, which considers any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts.

Evaluating temporarily impaired available-for-sale securities

In management’s evaluation of temporarily impaired securities, many factors about individual issuers of securities as well as our best judgment in determining the cause of a decline in the estimated fair value are considered in the assessment of potential near-term recovery in the security’s value. Some of those considerations include, but are not limited to: (i) duration of time and extent to which the estimated fair value has been below cost or amortized cost; (ii) for debt securities, if the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (iii) whether the issuer is experiencing significant financial difficulties and the potential for impairments of that issuer’s securities; (iv) pervasive issues across an entire industry sector/sub-sector; and (v) for structured securities, assessing any changes in the forecasted cash flows, the quality of underlying collateral, expectations of prepayment speeds, loss severity and payment priority of tranches held.

Other-than-temporary impairments

Management assessed all securities in an unrealized loss position in determining whether impairments were temporary or other-than-temporary. In reaching its conclusions, management exercised significant judgment and used a number of issuer-specific quantitative indicators and qualitative judgments to assess the probability of receiving a given security’s contractual cash flows. This included the issue’s implied yield to maturity, cumulative default rate based on rating, comparisons of issue-specific spreads to industry or sector spreads, specific trading activity in the issue and other market data such as recent debt tenders and upcoming refinancing requirements. Management also reviewed fundamentals such as issuer credit and liquidity metrics, business outlook and industry conditions. Management maintains a watch list of securities that is reviewed for impairments. Each security on the watch list was evaluated, analyzed and discussed, with the positive and negative factors weighed in the ultimate determination of whether or not the security was other-than-temporarily impaired. For securities for which no OTTI was ultimately indicated at December 31, 2013, management does not have the intention to sell, nor does it expect to be required to sell, these securities prior to their recovery.

Fixed income OTTIs recorded were primarily concentrated in structured securities. These impairments were driven primarily by increased collateral default rates. In our judgment, these credit events and other adverse conditions of the collateral have caused, or will most likely lead to, a deficiency in the contractual cash flows related to the investment. Therefore, based upon these credit events, we have determined that OTTIs exist. Total debt impairments recognized through earnings related to such credit-related circumstances were $2.0 million in 2013, $2.8 million in 2012 and $2.8 million in 2011. Total equity impairments recognized through earnings were $0.4 million in 2011. There were no equity impairments recognized in 2013 and 2012. There were no limited partnerships and other investment OTTIs in 2013, 2012 and 2011.

In addition to these credit-related impairments recognized through earnings, we impaired securities to fair value through other comprehensive loss for any impairments related to non-credit related factors. These types of impairments were driven primarily by market or sector credit spread widening or by a lack of liquidity in the securities. The amount of impairments recognized as an adjustment to other comprehensive loss due to these factors was $(0.9) million in 2013, $2.2 million in 2012 and $6.9 million in 2011.

F-24

6.	Investing Activities (continued)

The following table presents a roll-forward of pre-tax credit losses recognized in earnings related to debt securities for which a portion of the OTTI was recognized in OCI.

Credit Losses Recognized in Earnings on Available-for-Sale Debt Securities for	As of December 31,
which a Portion of the OTTI Loss was Recognized in OCI:	2013	2012	2011
($ in millions)
Balance, beginning of period	$(17.8)	$(21.3)	$(19.9)
Add: Credit losses on securities not previously impaired [1]	(0.3)	(1.4)	(1.0)
Add: Credit losses on securities previously impaired [1]	(0.8)	(1.2)	(1.4)
Less: Credit losses on securities impaired due to intent to sell	—	—	—
Less: Credit losses on securities sold	0.3	6.1	1.0
Less: Increases in cash flows expected on previously impaired securities	—	—	—
Balance, end of period	$(18.6)	$(17.8)	$(21.3)
———————

[1]
Additional credit losses on securities for which a portion of the OTTI loss was recognized in AOCI are included within net OTTI losses recognized in earnings on the statements of income and comprehensive income.

Limited partnerships and other investments

Limited partnerships and other investments consist of private equity investments of $7.9 million and direct equity investments of $2.6 million as of December 31, 2013, and private equity investments of $6.7 million as of December 31, 2012.

Statutory deposits

Pursuant to certain statutory requirements, as of December 31, 2013 and 2012, we had on deposit securities with a fair value of $1.9 million and $2.4 million, respectively, in insurance department special deposit accounts. We are not permitted to remove the securities from these accounts without approval of the regulatory authority.

Net investment income

Net investment income is comprised primarily of interest income, including amortization of premiums and accretion of discounts on structured securities, based on yields which are changed due to expectations in projected principal and interest cash flows, gains and losses on securities measured at fair value and earnings from investments accounted for under the equity method of accounting.

Sources of Net Investment Income:	Years Ended December 31,
($ in millions)	2013	2012	2011

Debt securities [1]	$135.0	$122.5	$94.8
Policy loans	2.9	3.1	3.1
Limited partnerships and other investments	1.8	2.2	1.8
Fair value investments	2.6	4.0	2.8
Total investment income	142.3	131.8	102.5
Less: Investment expenses	1.5	0.9	1.4
Net investment income	$140.8	$130.9	$101.1
———————

[1]	Includes net investment income on short-term investments.

F-25

6.	Investing Activities (continued)

Net realized investment gains (losses)

Sources and Types of Net Realized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2013	2012	2011

Total other-than-temporary debt impairments	$(1.1)	$(5.0)	$(9.7)
Portion of loss recognized in OCI	(0.9)	2.2	6.9
Net debt impairments recognized in earnings	$(2.0)	$(2.8)	$(2.8)
Debt security impairments:
U.S. government and agency	$—	$—	$—
State and political subdivision	—	(0.1)	—
Foreign government	—	—	—
Corporate	—	—	(0.4)
CMBS	(0.3)	(0.1)	(0.4)
RMBS	(1.5)	(1.9)	(1.5)
CDO/CLO	(0.2)	(0.4)	(0.4)
Other asset-backed	—	(0.3)	(0.1)
Net debt security impairments	(2.0)	(2.8)	(2.8)
Equity security impairments	—	—	(0.4)
Impairment losses	(2.0)	(2.8)	(3.2)
Debt security transaction gains	11.3	22.8	2.5
Debt security transaction losses	(0.4)	(0.7)	(0.7)
Limited partnerships and other investment gains	—	—	0.1
Limited partnerships and other investment losses	—	(0.3)	(0.1)
Net transaction gains (losses)	10.9	21.8	1.8
Derivative instruments	(23.1)	(49.0)	6.2
Embedded derivatives [1]	17.6	11.2	(33.2)
Related party reinsurance derivatives	—	(3.5)	9.0
Assets valued at fair value	—	—	—
Net realized investment gains (losses), excluding impairment losses	5.4	(19.5)	(16.2)
Net realized investment gains (losses), including impairment losses	$3.4	$(22.3)	$(19.4)
———————

[1]
Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity GMWB, GMAB and COMBO riders. See Note 7 to these financial statements for additional disclosures.

F-26

6.	Investing Activities (continued)

Unrealized investment gains (losses)

Sources of Changes in Net Unrealized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2013	2012	2011

Debt securities	$(150.5)	$123.0	$77.2
Equity securities	—	—	0.1
Other investments	0.1	(0.2)	(0.1)
Net unrealized investment gains (losses)	$(150.4)	$122.8	$77.2

Net unrealized investment gains (losses)	$(150.4)	$122.8	$77.2
Applicable to deferred policy acquisition cost	(57.8)	29.2	37.4
Applicable to other actuarial offsets	(57.5)	59.9	20.1
Applicable to deferred income tax expense (benefit)	(11.8)	24.9	4.2
Offsets to net unrealized investment gains (losses)	(127.1)	114.0	61.7
Net unrealized investment gains (losses) included in OCI	$(23.3)	$8.8	$15.5

Non-consolidated variable interest entities

We hold limited partnership interests with various VIEs primarily as a passive investor in private equity limited partnerships and through direct investments, in which the general partners are not related parties. As the Company is not the general partner in any VIE structures, consolidation is based on evaluation of the primary beneficiary. This analysis includes a review of the VIE’s capital structure, nature of the VIE’s operations and purpose and the Company’s involvement with the entity. When determining the need to consolidate a VIE, the design of the VIE is evaluated as well as any exposed risks of the Company’s investment. As we do not have both: (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity; and (ii) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant, we do not consolidate these VIEs. These investments are accounted for under the equity method of accounting and are included in limited partnerships and other investments on our balance sheets. We reassess our VIE determination with respect to an entity on an ongoing basis.

The carrying value of our investments in non-consolidated VIEs (based upon sponsor values and financial statements of the individual entities) for which we are not the primary beneficiary was $15.6 million and $2.1 million as of December 31, 2013 and 2012, respectively. The maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. The Company has not provided nor intends to provide financial support to these entities unless contractually required. We do not have the contractual option to redeem these limited partnership interests but receive distributions based on the liquidation of the underlying assets. The Company must generally request general partner consent to transfer or sell its fund interests. The Company performs ongoing qualitative analysis of its involvement with VIEs to determine if consolidation is required.

In addition, the Company makes passive investments in structured securities issued by VIEs, for which the Company is not the manager, which are included in CMBS, RMBS, CDO/CLO and other asset-backed securities within available-for-sale debt securities, and in fair value investments, in the balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the size of our investment relative to the structured securities issued by the VIE, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits, and the Company’s lack of power over the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of our investment.

F-27

6.	Investing Activities (continued)

Issuer and counterparty credit exposure

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Included in fixed maturities are below-investment-grade assets totaling $137.7 million and $182.5 million at December 31, 2013 and 2012, respectively. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2013, we were not exposed to the credit concentration risk of any issuer representing greater than 10.0% of stockholder’s equity other than U.S. government and government agencies backed by the faith and credit of the U.S. government. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We generally use ISDA Master Agreements which include Credit Support Annexes which include collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one Nationally Recognized Statistical Rating Organization.

As of December 31, 2013, we held derivative assets, net of liabilities, with a fair value of $127.0 million. Derivative credit exposure was diversified with eleven different counterparties. We also had debt securities of these counterparties with a fair value of $43.6 million as of December 31, 2013. Our maximum amount of loss due to credit risk with these issuers was $170.6 million as of December 31, 2013. See Note 8 to these financial statements for additional information regarding derivatives.

7.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives

Separate accounts

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. We have variable annuity and variable life insurance contracts that are classified as separate account products. The assets supporting these contracts are carried at fair value and are reported as separate account assets with an equivalent amount reported as separate account liabilities. Amounts assessed against the policyholder for mortality, administration and other services are included within revenue in fee income. In 2013 and 2012, there were no gains or losses on transfers of assets from the general account to a separate account.

Assets with fair value and carrying value of $2.0 billion and $1.8 billion at December 31, 2013 and 2012, respectively, supporting fixed indexed annuities are maintained in accounts that are legally segregated from the other assets of the Company, but policyholders do not direct the investment of those assets and the investment performance does not pass through to the policyholders. These assets supporting fixed indexed annuity contracts are reported within the respective investment line items on the balance sheets.

On May 21, 2012, the employee pension plan surrendered its variable annuity contract with PHL Variable. All assets held within the employee pension plan separate account were subsequently transferred to the direct control of the plan’s trustee. This resulted in a decrease in separate account assets and liabilities of $464.2 million during the year ended December 31, 2012.

Separate Account Investments of Account Balances of Variable Annuity Contracts with Insurance Guarantees:	December 31,
($ in millions)	2013	2012

Debt securities	$322.1	$369.3
Equity funds	1,538.7	1,516.3
Other	47.4	49.7
Total	$1,908.2	$1,935.3

F-28

7.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Death benefits and other insurance benefit features

Variable annuity guaranteed benefits

We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

•
Liabilities associated with the guaranteed minimum death benefit (“GMDB”) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

Liabilities associated with the guaranteed minimum income benefit (“GMIB”) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For variable annuities with GMDB and GMIB, reserves for these guarantees are calculated and recorded in policy liabilities and accruals on our balance sheets. Changes in the liability are recorded in policy benefits on our statements of income and comprehensive income. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

Changes in Guaranteed Insurance Benefit Liability Balances:	Year Ended
($ in millions)	December 31, 2013
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2013	$10.8	$20.9
Incurred	2.0	(3.4)
Paid	(2.7)	—
Change due to net unrealized gains or losses included in AOCI	—	(0.1)
Assumption unlocking	6.9	(7.9)
Liability balance as of December 31, 2013	$17.0	$9.5

Changes in Guaranteed Insurance Benefit Liability Balances:	Year Ended
($ in millions)	December 31, 2012
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2012	$10.8	$17.0
Incurred	1.0	3.8
Paid	(1.0)	—
Change due to net unrealized gains or losses included in AOCI	—	0.3
Assumption unlocking	—	(0.2)
Liability balance as of December 31, 2012	$10.8	$20.9

F-29

7.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Changes in Guaranteed Insurance Benefit Liability Balances:	Year Ended
($ in millions)	December 31, 2011
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2011	$11.2	$17.3
Incurred	1.5	(0.7)
Paid	(1.9)	—
Change due to net unrealized gains or losses included in AOCI	—	—
Assumption unlocking	—	0.4
Liability balance as of December 31, 2011	$10.8	$17.0

For those guarantees of benefits that are payable in the event of death, the net amount at risk (“NAR”) is generally defined as the benefit payable in excess of the current account balance at our balance sheet date. We have entered into reinsurance agreements to reduce the net amount of risk on certain death benefits. Following are the major types of death benefits currently in force:

GMDB and GMIB Benefits by Type:		NAR	Average
($ in millions)	Account	after	Attained Age
	Value	Reinsurance	of Annuitant
2013
GMDB return of premium	$728.8	$1.8	63
GMDB step up	1,401.0	7.0	63
GMDB earnings enhancement benefit (“EEB”)	35.9	0.1	64
GMDB greater of annual step up and roll up	26.7	4.8	68
Total GMDB at December 31, 2013	2,192.4	$13.7
Less: General account value with GMDB	294.7
Subtotal separate account liabilities with GMDB	1,897.7
Separate account liabilities without GMDB	155.0
Total separate account liabilities	$2,052.7
GMIB [1] at December 31, 2013	$385.7		64
2012
GMDB return of premium	$755.9	$5.7	62
GMDB step up	1,412.4	21.7	62
GMDB earnings enhancement benefit (“EEB”)	37.4	0.1	63
GMDB greater of annual step up and roll up	26.7	7.4	67
Total GMDB at December 31, 2012	2,232.4	$34.9
Less: General account value with GMDB	311.3
Subtotal separate account liabilities with GMDB	1,921.1
Separate account liabilities without GMDB	140.7
Total separate account liabilities	$2,061.8
GMIB [1] at December 31, 2012	$403.3		64
———————

[1]
Policies with a GMIB also have a GMDB, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMIB is released. Similarly, when a policy goes into benefit status on a GMIB, its GMDB NAR is released.

F-30

7.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Return of Premium: The death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

Step Up: The death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the oldest original owner attaining a certain age. On and after the oldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

Earnings Enhancement Benefit: The death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

Greater of Annual Step Up and Annual Roll Up: The death benefit is the greatest of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the oldest original owner attaining age 81. On and after the oldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

GMIB: The benefit is a series of monthly fixed annuity payments paid upon election of the rider. The monthly benefit is based on the greater of the sum of premiums (less any adjusted partial withdrawals) accumulated at an effective annual rate on the exercise date or 200% of the premiums paid (less any adjusted partial withdrawals) and a set of annuity payment rates that vary by benefit type and election age.

Fixed indexed annuity guaranteed benefits

Many of our fixed indexed annuities contain guaranteed benefits. We establish policy benefit liabilities for minimum death and minimum withdrawal benefit guarantees relating to these policies as follows:

•
Liabilities associated with the GMWB and Chronic Care guarantees are determined by estimating the value of the withdrawal benefits expected to be paid after the projected account value depletes and recognizing the value ratably over the accumulation period based on total expected assessments. Liabilities associated with the GMWB for the fixed indexed annuities differ from those contained on variable annuities in that the GMWB feature and the underlying contract, exclusive of the equity index crediting option, are fixed income instruments.

•
Liabilities associated with the GMDB are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments.

The assumptions used for calculating GMWB, GMDB and Chronic Care guarantees are consistent with those used for amortizing deferred policy acquisition costs. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. The GMWB, GMDB and Chronic Care guarantees on fixed indexed annuities are recorded in policy liabilities and accruals on our balance sheets.

F-31

7.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Changes in Guaranteed Liability Balances:	Fixed Indexed Annuity
($ in millions)	GMWB and GMDB
	Year Ended December 31,
	2013	2012	2011

Liability balance, beginning of period	$103.6	$5.6	$0.5
Incurred	62.5	40.1	5.1
Paid	(0.3)	—	—
Change due to net unrealized gains or losses included in AOCI	(57.1)	57.9	—
Assumption unlocking	(18.7)	—	—
Liability balance, end of period	$90.0	$103.6	$5.6

Universal life

Liabilities for universal life contracts in excess of the account balance, some of which contain secondary guarantees, are generally determined by estimating the expected value of benefits and expenses when claims are triggered and recognizing those benefits and expenses over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs.

Changes in Guaranteed Liability Balances:	Universal Life
($ in millions)	Secondary Guarantees
	Year Ended December 31,
	2013	2012	2011

Liability balance, beginning of period	$115.8	$100.6	$89.9
Incurred	43.3	22.6	16.0
Paid	(14.3)	(9.5)	(6.3)
Change due to net unrealized gains or losses included in AOCI	(2.2)	2.1	1.0
Assumption unlocking	10.6	—	—
Liability balance, end of period	$153.2	$115.8	$100.6

In addition, the universal life block of business has experience which produces profits in earlier periods followed by losses in later periods for which additional reserves are required to be held above the account value liability. These reserves are accrued ratably over historical and anticipated positive income to offset the future anticipated losses. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. The most significant driver of the positive 2013 unlock results in these reserves was the incorporation of a mortality improvement assumption in the overall mortality table, which resulted in improved expected mortality on these products.

Changes in Additional Liability Balances:	Universal Life
($ in millions)	Profits Followed by Losses
	Year Ended December 31,
	2013	2012	2011

Liability balance, beginning of period	$300.4	$203.0	$109.7
Expenses	48.6	37.1	138.8
Change due to net unrealized gains or losses included in AOCI	(0.6)	16.9	0.4
Assumption unlocking	(75.0)	43.4	(45.9)
Liability balance, end of period	$273.4	$300.4	$203.0

F-32

7.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Embedded derivatives

Variable annuity embedded derivatives

Certain separate account variable products may contain a GMWB, GMAB and/or COMBO rider. These features are accounted for as embedded derivatives as described below.

Non-Insurance Guaranteed Product Features:		Average
($ in millions)	Account	Attained Age
	Value	of Annuitant
2013
GMWB	$551.1	64
GMAB	370.9	59
COMBO	7.0	63
Total at December 31, 2013	$929.0
2012
GMWB	$547.4	63
GMAB	379.5	58
COMBO	8.3	61
Total at December 31, 2012	$935.2

The GMWB rider guarantees the contract owner a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the contract owner to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract owner with a minimum accumulation of the contract owner’s purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The COMBO rider includes either the GMAB or GMWB rider as well as the GMDB rider at the contract owner’s option.

On July 1, 2012 the Company recaptured the business associated with a reinsurance contract with Phoenix Life, whereby we ceded to Phoenix Life certain of the liabilities related to guarantees on our annuity products. This contract qualified as a freestanding derivative and the derivative asset previously reported within receivable from related parties was reversed at the time of recapture. The derivative asset was $3.5 million at December 31, 2011.

The GMWB, GMAB and COMBO features represent embedded derivative liabilities in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. These liabilities are recorded at fair value within policyholder deposit funds on the balance sheets with changes in fair value recorded in realized investment gains on the statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted. Embedded derivative liabilities for GMWB, GMAB and COMBO are shown in the table below.

F-33

7.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Variable Annuity Embedded Derivative Liabilities:	As of December 31,
($ in millions)	2013	2012

GMWB	$(5.1)	$14.3
GMAB	1.4	14.3
COMBO	(0.4)	(0.3)
Total variable annuity embedded derivative liabilities	$(4.1)	$28.3

There were no benefit payments made for the GMWB and GMAB during 2013 and 2012. We have established a risk management strategy under which we hedge our GMAB, GMWB and COMBO exposure using equity index options, equity index futures, equity index variance swaps, interest rate swaps and swaptions.

Fixed indexed annuity embedded derivatives

Fixed indexed annuities may also contain a variety of index-crediting options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. These index options are embedded derivative liabilities that are required to be reported separately from the host contract. These index options are accounted for at fair value and recorded in policyholder deposits within the balance sheets with changes in fair value recorded in realized investment gains, in the statements of income and comprehensive income. The fair value of these index options is calculated using the budget method. See Note 9 to these financial statements for additional information. Several additional inputs reflect our internally developed assumptions related to lapse rates and other policyholder behavior. The fair value of these embedded derivatives was $78.9 million and $51.2 million as of December 31, 2013 and 2012, respectively. In order to manage the risk associated with these equity indexed-crediting features, we hedge using equity index options. See Note 8 to these financial statements for additional information.

Embedded derivatives realized gains and losses

Changes in the fair value of embedded derivatives associated with variable annuity and fixed indexed annuity contracts are recorded as realized investment gains and losses within the statements of income and comprehensive income. Embedded derivatives gains and (losses) recognized in earnings are $17.6 million and $11.2 million for the years ended December 31, 2013 and 2012, respectively.

8.	Derivative Instruments

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change, equity volatility and foreign currency risk. This includes our surplus hedge which utilizes futures and options to hedge against declines in equity markets and the resulting statutory capital and surplus impact. We also use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable annuity products as well as index credits on our fixed indexed annuity products.

The Company seeks to enter into over-the-counter (“OTC”) derivative transactions pursuant to master agreements that provide for a netting of payments and receipts by counterparty. As of December 31, 2013 and 2012, $7.8 million and $8.5 million, respectively, of cash and cash equivalents were held as collateral by a third party related to our derivative transactions.

Our derivatives are not designated as hedges for accounting purposes.

F-34

8.	Derivative Instruments (continued)

Derivative Instruments:			Fair Value as of
($ in millions)			December 31, 2013
		Notional
	Maturity	Amount	Assets	Liabilities [1]

Interest rate swaps	2016 - 2027	$139.0	$3.9	$6.8
Variance swaps	2015 - 2017	0.9	—	7.9
Swaptions	2014 - 2015	3,902.0	30.7	—
Put options	2015 - 2022	391.0	29.5	—
Call options	2014 - 2018	1,701.6	161.2	96.1
Equity futures	2014	159.7	12.5	—
Total derivative instruments		$6,294.2	$237.8	$110.8
———————

[1]	Derivative liabilities are included in other liabilities on the balance sheets.

Derivative Instruments:			Fair Value as of
($ in millions)		Notional	December 31, 2012
	Maturity	Amount	Assets	Liabilities [1]

Interest rate swaps	2016-2027	$180.0	$15.5	$7.7
Variance swaps	2015-2017	0.9	—	4.4
Swaptions	2024	25.0	—	—
Put options	2015-2022	391.0	69.5	—
Call options	2013-2017	1,328.4	50.6	33.6
Equity futures	2013	182.9	13.8	—
Total derivative instruments		$2,108.2	$149.4	$45.7
———————

[1]	Derivative liabilities are included in other liabilities on the balance sheets.

Derivative Instrument Gains (Losses) Recognized in Realized Investment Gains (Losses):	Years Ended
($ in millions)	December 31,
	2013	2012	2011
Derivative instruments by type
Interest rate swaps	$(11.4)	$(1.7)	$6.9
Variance swaps	(3.6)	(7.9)	3.5
Swaptions	17.3	(0.2)	(0.8)
Put options	(40.7)	(20.9)	10.6
Call options	60.1	0.9	(8.9)
Equity futures	(44.8)	(19.2)	(5.1)
Embedded derivatives	17.6	11.2	(33.2)
Related party reinsurance derivatives	—	(3.5)	9.0
Total derivative instrument gains (losses) recognized in realized investment gains (losses)	$(5.5)	$(41.3)	$(18.0)

Interest Rate Swaps

We maintain an overall interest rate risk management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

F-35

8.	Derivative Instruments (continued)

Interest Rate Options

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our in force liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

Exchange Traded Future Contracts

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

Equity Index Options

We use equity indexed options to hedge against market risks from changes in equity markets, volatility and interest rates.

An equity index option affords us the right to make or receive payments based on a specified future level of an equity market index. We may use exchange-trade or OTC options.

Generally, we have used a combination of equity index futures, interest rate swaps, variance swaps and long-dated put options to hedge our GMAB and GMWB liabilities and equity index call options to hedge our indexed annuity option liabilities.

Offsetting of Derivative Assets/Liabilities

The Company may enter into netting agreements with counterparties that permit the Company to offset receivables and payables with such counterparties. The following tables present the gross fair value amounts, the amounts offset and net position of derivative instruments eligible for offset in the Company’s balance sheets that are subject to an enforceable master netting arrangement upon certain termination events, irrespective of whether they are offset in the balance sheet.

	December 31, 2013
Offsetting of		Gross		Gross amounts not offset
Derivative Assets/Liabilities:	Gross	amounts	Net amounts	in the balance sheet
($ in millions)	amounts	offset in the	presented in the	Financial	Cash collateral
	recognized [1]	balance sheet	balance sheet	instruments	pledged [2]	Net amount

Total derivative assets	$237.8	$—	$237.8	$(110.2)	$—	$127.6
Total derivative liabilities	$(110.8)	$—	$(110.8)	$110.2	$0.6	$—

	December 31, 2012
Offsetting of		Gross		Gross amounts not offset
Derivative Assets/Liabilities:	Gross	amounts	Net amounts	in the balance sheet
($ in millions)	amounts	offset in the	presented in the	Financial	Cash collateral
	recognized [1]	balance sheet	balance sheet	instruments	pledged [2]	Net amount

Total derivative assets	$149.4	$—	$149.4	$(45.7)	$—	$103.7
Total derivative liabilities	$(45.7)	$—	$(45.7)	$45.7	$—	$—
———————

[1]	Amounts include all derivative instruments, irrespective of whether there is a legally enforceable master netting arrangement in place.

[2]
Cash collateral pledged with derivative counterparties is recorded within other assets on the balance sheets. The Company pledges cash collateral to offset certain individual derivative liability positions with certain counterparties. Cash collateral of $7.2 million and $8.5 million as of December 31, 2013 and 2012, respectively, that exceeds the net liability resulting from the aggregate derivative positions with a corresponding counterparty is excluded.

F-36

8.	Derivative Instruments (continued)

Contingent features

Derivative counterparty agreements may contain certain provisions that require our insurance companies’ financial strength rating to be above a certain threshold. If our financial strength ratings were to fall below a specified rating threshold, certain derivative counterparties could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions, or trigger a termination of existing derivatives and/or future derivative transactions.

In certain derivative counterparty agreements, our financial strength ratings are below the specified threshold levels. However, the Company held no derivative instruments as of December 31, 2013 in a net aggregate liability position payable to any counterparty (i.e., such derivative instruments have fair values in a net asset position payable to the Company if such holdings were liquidated).

9.	Fair Value of Financial Instruments

ASC 820-10 defines and establishes the framework for measuring fair value. The framework is based on inputs that are used in the valuation and a fair value hierarchy based on the quality of those inputs. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The input levels, are defined as follows:

•
Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•
Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•
Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Investments for which fair value is based upon unadjusted quoted market prices are reported as Level 1. The number of quotes the issuer obtains per instrument will vary depending on the security type and availability of pricing data from pricing vendors. The Company has defined a pricing hierarchy among independent, nationally recognized pricing vendors ("pricing vendors") to determine ultimate value used and also reviews significant discrepancies among pricing vendors to determine final value used. Prices from pricing services are not adjusted, but the Company may obtain a broker quote or use an internal model to price a security if it believes vendor prices do not reflect fair value. We receive quoted market prices from pricing vendors. When quoted prices are not available, we use these pricing vendors to give an estimated fair value. If quoted prices, or an estimated price from our pricing vendors are not available or we determine that the price is based on disorderly transactions or in inactive markets, fair value is based upon internally developed models or obtained from an independent third-party broker. We primarily use market-based or independently sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time.

F-37

9.	Fair Value of Financial Instruments (continued)

Management is responsible for the fair value of investments and the methodologies and assumptions used to estimate fair value. The fair value process is evaluated quarterly by the Pricing Committee, which is comprised of the Chief Investment Officer, Chief Accounting Officer and the Head of Investment Accounting. The purpose of the Committee is to ensure the Company follows objective and reliable valuation practices, as well as approving changes to valuation methodologies and pricing sources. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all readily available market information to determine the best estimate of fair value.

The fair values of Level 2 investments are determined by management after considering prices from our pricing vendors. Fair values for debt securities are primarily based on yield curve analysis along with ratings and spread data. Other inputs may be considered for fair value calculations including published indexed data, sector specific performance, comparable price sources and similar traded securities. Management reviews all Level 2 and Level 3 market prices on a quarterly basis.

The following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value in each respective classification.

Debt securities

We use pricing vendors to estimate fair value for the majority of our public debt securities. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. The methodologies used by these vendors are reviewed and understood by management through discussion with and information provided by these vendors. The Company assesses the reasonableness of individual security values received from pricing vendors through various analytical techniques. Management also assesses whether the assumptions used appear reasonable and consistent with the objective of determining fair value. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote. Management reviews these broker quotes and valuation techniques to determine whether they are appropriate and consistently applied. Broker quotes are evaluated based on the Company’s assessment of the broker’s knowledge of, and history in trading, the security and the Company’s understanding of inputs used to derive the broker quote. Management also assesses reasonableness of individual security values similar to the pricing vendor review noted above.

For our private placement investments, we estimated fair value using internal models. Private placement securities are generally valued using a matrix pricing approach which categorizes these securities into groupings using remaining average life and credit rating as the two criteria to determine a grouping. The Company obtains current credit spread information from private placement dealers based on the criteria described and adds that spread information to U.S. Treasury rates corresponding to the life of each security to determine a discount rate for pricing. A small number of private placement securities are internally valued using models or analyst judgment. Fair values determined internally are also subject to management review to ensure that valuation models and inputs appear reasonable.

U.S. Government and Agency Securities

We value public U.S. government and agency debt by obtaining fair value estimates from our pricing vendors. For our private placement government and agency debt, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For short-term investments, we equate fair value to amortized cost due to their relatively short duration and limited exposure to credit risk.

State and Political Subdivisions

Public state and political subdivision debt is valued by obtaining fair value estimates from our pricing vendors. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations.

Foreign Government

We obtain fair value estimates from pricing vendors to value foreign government debt.

F-38

9.	Fair Value of Financial Instruments (continued)

Corporate Bonds

For the majority of our public corporate debt, we obtain fair value estimates from our pricing vendors. For public corporate debt in which we cannot obtain fair value estimates from our pricing vendors, we receive a direct quote from a broker. In most cases, we will obtain a direct broker quote from the broker that facilitated the deal. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For private fixed maturities, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain debt securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

RMBS, CMBS, CDO/CLO and Other Asset-Backed Securities

For structured securities, the majority of the fair value estimates are provided by our pricing vendors. When a fair value estimate is not available from the pricing vendors, we estimate fair value using direct broker quotes or internal models which use a discounted cash flow technique. These models consider the best estimate of cash flows until maturity to determine our ability to collect principal and interest and compare this to the anticipated cash flows when the security was purchased. In addition, management judgment is used to assess the probability of collecting all amounts contractually due to us. After consideration is given to the available estimates relevant to assessing the collectibility, including historical events, current conditions and reasonable forecasts, an estimate of future cash flows is determined. This includes evaluating the remaining payment terms, prepayment speeds, the underlying collateral, expected defaults using current default data and the financial condition of the issuer. Other factors considered are composite credit ratings, industry forecast, analyst reports and other relevant market data, similar to those the Company believes market participants would use.

Limited partnerships and other investments

Our limited partnerships are accounted for using equity method accounting. We carry these investments on the balance sheets at the capital value we obtain from the financial statement we received from the general partner. Typically, our carrying value is based on a financial statement one quarter in arrears to accommodate the timing of receipt of financial statements. These financial statements are generally audited annually. Generally the information received is deemed an appropriate approximation of the fair value of these fund investments and no adjustments are made to the financial statements received. Management also has open communication with each fund manager and generally views the information reported from the underlying funds as the best information available to record its investments.

Separate account assets

Our separate account assets consist of mutual funds that are frequently traded. Since 2003, investments owned by The Phoenix Companies, Inc. Employee Pension Plan (the “Plan”) Trust were sold to PHL Variable and the investments converted to ownership by the Trust to the Employee Pension Separate Account (“EPP SA”). The Plan’s Trust purchased a group flexible premium variable accumulation deferred annuity contract. As of May 21, 2012, the Plan surrendered the EPP SA contract for full value and the Plan’s underlying investments are no longer held in the separate account. Certain investments related to fixed income, equities and foreign securities were transferred to Mercer Trust Company for investment management purposes in a group trust investment arrangement. The remaining investments continued with their respective investment managers. These securities are valued using the market approach in which unadjusted market quotes are used. We include these securities in Level 1 of our hierarchy.

Derivatives

Exchange-traded derivatives are valued using quoted prices and are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange. Therefore, the majority of our derivative positions are OTC derivative financial instruments, valued using third-party vendor derivative valuation systems that use as their basis readily observable market parameters, such as swap rates and volatility assumptions. These positions are classified within Level 2 of the valuation hierarchy. Such OTC derivatives include vanilla interest rate swaps, equity index options, swaptions, variance swaps and cross currency swaps. Nevertheless, we review and validate the resulting fair values against those provided to us monthly by the derivative counterparties for reasonableness.

F-39

9.	Fair Value of Financial Instruments (continued)

Fair values for OTC derivative financial instruments, mostly options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in exchange of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using third-party derivative valuation models which take into account the net present value of estimated future cash flows and capital market assumptions which are derived from directly observable prices from other OTC trades and exchange-traded derivatives. Such assumptions include swap rates and swaption volatility obtained from Bloomberg, as well as equity index volatility and dividend yields provided by OTC derivative dealers.

The fair value of OTC derivative financial instruments is also adjusted for the credit risk of the counterparty in cases in which there are no collateral offsets. To estimate the impact on fair value of a market participant’s view of counterparty non-performance risk we use a credit default swap (“CDS”)-based approach in measuring this counterparty non-performance risk by looking at the cost of obtaining credit protection in the CDS market for the aggregate fair value exposure amount over the remaining life of derivative contracts, given the counterparty’s rating. The resulting upfront CDS premium, calculated using Bloomberg analytics, serves as a reasonable estimate of the default provision for the non-performance risk or counterparty valuation adjustment to the fair valuation of non-collateralized OTC derivative financial instruments.

Certain new and/or complex instruments may have immature or limited markets or require more sophistication in derivative valuation methodology. As a result, the pricing models used for valuation of these instruments often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. Hence, instead of valuing these instruments using third-party vendor valuation systems, we rely on the fair market valuations reported to us monthly by the derivative counterparties. Fair values for OTC derivatives are verified using observed estimates about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we continually refine our pricing models to correlate more closely to the market risk of these instruments.

Valuation of embedded derivatives

We make guarantees on certain variable annuity contracts, including those with GMAB, GMWB and COMBO riders. We also provide credits based on the performance of certain indices (“index credits”) on our fixed indexed annuity contracts. Both contract types have features that meet the definition of an embedded derivative. The GMAB, GMWB and COMBO embedded derivative liabilities associated with our variable annuity contracts are accounted for at fair value using a risk neutral stochastic valuation methodology with changes in fair value recorded in realized investment gains. The inputs to our fair value methodology include estimates derived from the asset derivatives market, including equity volatilities and the swap curves. Several additional inputs are not obtained from independent sources, but instead reflect our internally developed assumptions related to mortality rates, lapse rates and other policyholder behavior.

The fair value of the embedded derivative liabilities associated with the index credits on our fixed indexed annuity contracts is calculated using the budget method with changes in fair value recorded in realized investment gains. Under the budget method, the value of the initial index option is based on the fair value of the option purchased to hedge the index. The value of the index credits paid in future years is estimated to be the annual budgeted amount. Budgeted amounts are estimated based on available investment income using assumed investment returns and projected liability values. As there are significant unobservable inputs included in our fair value methodology for these embedded derivative liabilities, we consider the methods as described above as a whole to be Level 3 within the fair value hierarchy.

Our fair value calculation of embedded derivative liabilities includes a credit standing adjustment (the “CSA”). The CSA represents the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled (“non-performance risk”). We estimate our CSA using the credit spread (based on publicly available credit spread indices) for financial services companies similar to the Company’s life insurance subsidiaries. The CSA is updated every quarter and, therefore, the fair value will change with the passage of time even in the absence of any other changes that would affect the valuation.

The following tables present the financial instruments carried at fair value on a recurring basis by ASC 820-10 valuation hierarchy (as described above). There were no financial instruments carried at fair value on a non-recurring basis as of December 31, 2013 and 2012, respectively.

F-40

9.	Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of
($ in millions)	December 31, 2013
	Level 1	Level 2	Level 3		Total
Assets
Available-for-sale debt securities
U.S. government and agency	$—	$9.8	$58.8	[1]	$68.6
State and political subdivision	—	20.8	133.8		154.6
Foreign government	—	62.2	3.3		65.5
Corporate	—	1,105.0	1,102.3		2,207.3
CMBS	—	221.8	31.9		253.7
RMBS	—	333.9	175.9		509.8
CDO/CLO	—	—	70.9		70.9
Other asset-backed	—	13.6	82.3		95.9
Total available-for-sale debt securities	—	1,767.1	1,659.2		3,426.3
Short-term investments	80.0	1.0	—		81.0
Derivative assets	12.5	225.3	—		237.8
Related party reinsurance derivative asset	—	—	—		—
Fair value investments	—	13.0	35.6		48.6
Separate account assets	2,052.7	—	—		2,052.7
Total assets	$2,145.2	$2,006.4	$1,694.8		$5,846.4
Liabilities
Derivative liabilities	$—	$110.8	$—		$110.8
Embedded derivatives	—	—	74.8		74.8
Total liabilities	$—	$110.8	$74.8		$185.6
———————

[1]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2013.

F-41

9.	Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of
($ in millions)	December 31, 2012
	Level 1	Level 2	Level 3		Total
Assets
Available-for-sale debt securities
U.S. government and agency	$—	$14.3	$25.9	[1]	$40.2
State and political subdivision	—	14.8	116.1		130.9
Foreign government	—	43.8	8.0		51.8
Corporate	—	1,096.0	801.5		1,897.5
CMBS	—	234.7	19.3		254.0
RMBS	—	199.9	222.6		422.5
CDO/CLO	—	—	56.8		56.8
Other asset-backed	—	38.5	80.1		118.6
Total available-for-sale debt securities	—	1,642.0	1,330.3		2,972.3
Short-term investments	244.9	—	—		244.9
Derivative assets	13.8	135.6	—		149.4
Related party reinsurance derivative asset	—	—	—		—
Fair value investments	—	15.8	22.7		38.5
Separate account assets	2,061.8	—	—		2,061.8
Total assets	$2,320.5	$1,793.4	$1,353.0		$5,466.9
Liabilities
Derivative liabilities	$—	$45.7	$—		$45.7
Embedded derivatives	—	—	79.5		79.5
Total liabilities	$—	$45.7	$79.5		$125.2
———————

[1]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2012.

The following tables present corporates carried at fair value on a recurring basis by sector.

Fair Values of Corporates by Level and Sector:	As of
($ in millions)	December 31, 2013
	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$288.9	$377.0	$665.9
Energy	—	137.7	95.4	233.1
Financial services	—	440.3	262.2	702.5
Technical/communications	—	32.8	25.4	58.2
Transportation	—	25.0	85.1	110.1
Utilities	—	83.6	154.3	237.9
Other	—	96.7	102.9	199.6
Total corporates	$—	$1,105.0	$1,102.3	$2,207.3

F-42

9.	Fair Value of Financial Instruments (continued)

Fair Values of Corporates by Level and Sector:	As of
($ in millions)	December 31, 2012
	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$352.9	$389.5	$742.4
Energy	—	79.6	18.8	98.4
Financial services	—	361.9	165.8	527.7
Technical/communications	—	45.4	7.6	53.0
Transportation	—	9.3	29.8	39.1
Utilities	—	116.9	134.2	251.1
Other	—	130.0	55.8	185.8
Total corporates	$—	$1,096.0	$801.5	$1,897.5

Level 3 financial assets and liabilities

The following tables set forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The securities which were transferred as of the end of each reporting period into Level 3 were due to decreased market observability of similar assets and/or changes to significant inputs, such as downgrades or price declines. Transfers out of Level 3 were due to increased market activity on comparable assets or observability of inputs.

Level 3 Financial Assets:	As of
($ in millions)	December 31, 2013
	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total

Assets
Available-for-sale debt securities
U.S. government and agency [2]	$25.9	$44.3	$(4.3)	$—	$—	$—	$(7.1)	$58.8
State and political subdivision	116.1	47.8	(1.5)	—	—	—	(28.6)	133.8
Foreign government	8.0	—	—	1.6	(6.1)	—	(0.2)	3.3
Corporate	801.5	364.8	(12.8)	41.6	(10.9)	—	(81.9)	1,102.3
CMBS	19.3	19.3	(0.7)	—	(1.5)	(0.2)	(4.3)	31.9
RMBS	222.6	1.3	(28.9)	5.1	—	(0.4)	(23.8)	175.9
CDO/CLO	56.8	36.6	(6.6)	—	—	(0.3)	(15.6)	70.9
Other asset-backed	80.1	13.4	(6.0)	—	—	—	(5.2)	82.3
Total available-for-sale debt securities	1,330.3	527.5	(60.8)	48.3	(18.5)	(0.9)	(166.7)	1,659.2
Related party reinsurance derivative asset	—	—	—	—	—	—	—	—
Fair value investments	22.7	21.1	(3.8)	—	—	(4.4)	—	35.6
Total assets	$1,353.0	$548.6	$(64.6)	$48.3	$(18.5)	$(5.3)	$(166.7)	$1,694.8
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

F-43

9.	Fair Value of Financial Instruments (continued)

Level 3 Financial Assets:	As of
($ in millions)	December 31, 2012
	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total

Assets
Available-for-sale debt securities
U.S. government and agency [2]	$31.7	$3.2	$(6.7)	$—	$—	$—	$(2.3)	$25.9
State and political subdivision	48.7	41.9	(0.8)	12.9	—	—	13.4	116.1
Foreign government	3.1	3.5	—	—	—	—	1.4	8.0
Corporate	513.8	297.1	(16.2)	21.0	(14.2)	—	—	801.5
CMBS	35.4	—	(0.6)	1.1	(17.1)	—	0.5	19.3
RMBS	268.0	1.6	(38.9)	—	—	2.0	(10.1)	222.6
CDO/CLO	62.5	2.8	(5.3)	—	—	(0.3)	(2.9)	56.8
Other asset-backed	81.2	9.5	(7.6)	—	(1.8)	—	(1.2)	80.1
Total available-for-sale debt securities	1,044.4	359.6	(76.1)	35.0	(33.1)	1.7	(1.2)	1,330.3
Related party reinsurance derivative asset	3.5	—	—	—	—	(3.5)	—	—
Fair value investments	27.5	5.7	(11.5)	—	—	1.0	—	22.7
Total assets	$1,075.4	$365.3	$(87.6)	$35.0	$(33.1)	$(0.8)	$(1.2)	$1,353.0
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Level 3 Financial Liabilities:	Embedded Derivatives
($ in millions)	Years Ended December 31,
	2013	2012

Balance, beginning of period	$79.5	$82.3
Net purchases/(sales)	12.9	8.4
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Realized (gains) losses [1]	(17.6)	(11.2)
Balance, end of period	$74.8	$79.5
———————

[1]	Realized gains and losses are included in net realized investment gains on the statements of income and comprehensive income.

Significant unobservable inputs used in the fair value measurement of Level 3 assets are yield, prepayment rate, default rate, recovery rate and reinvestment spread. Keeping other inputs unchanged, an increase in yield, default rate or prepayment rate would decrease the fair value of the asset while an increase in recovery rate, or reinvestment spread would result in an increase to the fair value of the asset. Yields are a function of the underlying U.S. Treasury rates and asset spreads, and changes in default and recovery rates are dependent on overall market conditions.

F-44

9.	Fair Value of Financial Instruments (continued)

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of significant categories of internally priced assets.

Level 3 Assets: [1]	As of
($ in millions)	December 31, 2013
	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$58.8	Discounted cash flow	Yield	1.07%-5.00% (3.18%)
State and political subdivision	$45.4	Discounted cash flow	Yield	2.44%-5.79% (3.88%)
Corporate	$874.1	Discounted cash flow	Yield	1.06%-6.75% (3.81%)
Other asset-backed	$11.3	Discounted cash flow	Yield	2.10%-3.41% (2.30%)
		Discounted cash flow	Prepayment rate	2%
			Default rate	2.53% for 48 mos then .37% thereafter
			Recovery rate	10% (TRUPS)
Fair value investments	$0.8	Discounted cash flow	Default rate	0.25%
			Recovery rate	45%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

Level 3 Assets: [1]	As of
($ in millions)	December 31, 2012
	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$25.9	Discounted cash flow	Yield	1.46%-3.29% (2.57%)
State and political subdivision	$58.0	Discounted cash flow	Yield	1.94%-3.53% (2.94%)
Corporate	$649.6	Discounted cash flow	Yield	1.47%-6.33% (3.01%)
CDO/CLO	$3.4	Discounted cash flow	Prepayment rate	20% (CLOs)
			Default rate	2.5% (CLOs)
			Recovery rate	65% (Loans), 35% (High yield bonds), 45% (Investment grade bonds)
			Reinvestment spread	3 mo LIBOR + 400bps (CLOs)
Other asset-backed	$2.8	Discounted cash flow	Yield	2.61%-9.50% (4.97%)
		Discounted cash flow	Prepayment rate	2%
			Default rate	2.53% for 48 mos then .33% thereafter
			Recovery rate	10% (TRUPS)
Fair value investments	$0.8	Discounted cash flow	Default rate	0.24%
			Recovery rate	45%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

Significant unobservable inputs used in the fair value measurement of variable annuity GMAB and GMWB type liabilities are equity volatility, swap curve, mortality and lapse rates and an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in the equity volatility would increase the fair value of the liability while an increase in the swap curve or CSA would result in a decrease to the fair value of the liability. The impact of changes in mortality and lapse rates are dependent on overall market conditions. The fair value of fixed indexed annuity and indexed universal life embedded derivative related to index credits is calculated using the swap curve, future option budget, mortality and lapse rates, as well as an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in any of these significant unobservable inputs would result in a decrease of the fixed indexed annuity embedded derivative liability.

F-45

9.	Fair Value of Financial Instruments (continued)

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of internally priced liabilities.

Level 3 Liabilities:	As of
($ in millions)	December 31, 2013
	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives (FIA)	$78.9	Budget method	Swap curve	0.19% - 3.79%
			Mortality rate	103% or 97% 2012 IAM basic table with scale G2
			Lapse rate	0.02% - 47.15%
			CSA	3.23%
Embedded derivatives (GMAB / GMWB)	$(4.1)	Risk neutral stochastic valuation methodology	Volatility surface	10.85% - 46.33%
			Swap curve	0.15% - 4.15%
			Mortality rate	105% 2012 IAM basic table with scale G2
			Lapse rate	0.00% - 40.00%
			CSA	3.23%

Level 3 Liabilities:	As of
($ in millions)	December 31, 2012
	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives (FIA)	$51.2	Budget method	Swap curve	0.21% - 2.50%
			Mortality rate	75% of A2000 basic table
			Lapse rate	1.00% - 35.00%
			CSA	4.47%
Embedded derivatives (GMAB / GMWB)	$28.3	Risk neutral stochastic valuation methodology	Volatility surface	11.67% - 50.83%
			Swap curve	0.36% - 3.17%
			Mortality rate	75% of A2000 basic table
			Lapse rate	0.00% - 60.00%
			CSA	4.47%

F-46

9.	Fair Value of Financial Instruments (continued)

Level 3 Assets and Liabilities by Pricing Source:	As of
($ in millions)	December 31, 2013
	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$58.8	$—	$58.8
State and political subdivision	45.4	88.4	133.8
Foreign government	—	3.3	3.3
Corporate	874.1	228.2	1,102.3
CMBS	—	31.9	31.9
RMBS	—	175.9	175.9
CDO/CLO	—	70.9	70.9
Other asset-backed	11.3	71.0	82.3
Total available-for-sale debt securities	989.6	669.6	1,659.2
Related party reinsurance derivative asset	—	—	—
Fair value investments	0.8	34.8	35.6
Total assets	$990.4	$704.4	$1,694.8
Liabilities
Embedded derivatives	$74.8	$—	$74.8
Total liabilities	$74.8	$—	$74.8
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Level 3 Assets and Liabilities by Pricing Source:	As of
($ in millions)	December 31, 2012
	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$25.9	$—	$25.9
State and political subdivision	58.0	58.1	116.1
Foreign government	—	8.0	8.0
Corporate	649.6	151.9	801.5
CMBS	—	19.3	19.3
RMBS	—	222.6	222.6
CDO/CLO	3.4	53.4	56.8
Other asset-backed	2.8	77.3	80.1
Total available-for-sale debt securities	739.7	590.6	1,330.3
Related party reinsurance derivative asset	—	—	—
Fair value investments	0.8	21.9	22.7
Total assets	$740.5	$612.5	$1,353.0
Liabilities
Embedded derivatives	$79.5	$—	$79.5
Total liabilities	$79.5	$—	$79.5
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

F-47

9.	Fair Value of Financial Instruments (continued)

Financial instruments not carried at fair value

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ:

Carrying Amounts and Fair Values		As of December 31,
of Financial Instruments:	Fair Value	2013		2012
($ in millions)	Hierarchy	Carrying	Fair	Carrying	Fair
	Level	Value	Value	Value	Value
Financial assets:
Policy loans	Level 3	$66.1	$65.6	$61.0	$60.6
Cash and cash equivalents	Level 1	$181.0	$181.0	$83.1	$83.1
Financial liabilities:
Investment contracts	Level 3	$2,762.8	$2,763.8	$2,349.8	$2,355.4
Surplus notes	Level 3	$30.0	$30.0	$—	$—

Fair value of policy loans

The fair value of fixed rate policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For floating rate policy loans the fair value is the amount due, excluding interest, as of the reporting date.

Fair value of investment contracts

We determine the fair value of guaranteed interest contracts by using a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

The fair value of these investment contracts are categorized as Level 3.

Indebtedness

The fair value of surplus notes is determined with reference to the fair value of Phoenix’s senior unsecured bonds including consideration of the different features in the two securities. See Note 11 to these financial statements for additional information.

10.	Income Taxes

Phoenix and PHL Variable file a consolidated U.S. Federal income tax return. The Company also files combined, unitary and separate income tax returns in various states.

F-48

10.	Income Taxes (continued)

Significant Components of Income Taxes:	Years Ended December 31,
($ in millions)	2013	2012	2011
Income tax expense (benefit) attributable to:
Current	$(21.7)	$27.7	$0.6
Deferred	—	(11.5)	(6.9)
Income tax expense (benefit)	$(21.7)	$16.2	$(6.3)

Reconciliation of Effective Income Tax Rate:	Years Ended December 31,
($ in millions)	2013	2012	2011

Income (loss) before income taxes	$34.0	$(121.5)	$(26.3)
Income tax expense (benefit) at statutory rate of 35.0%	11.9	(42.5)	(9.2)
Dividend received deduction	(1.2)	(1.5)	(2.0)
Valuation allowance increase (release)	(31.7)	60.2	4.1
Other, net	(0.7)	—	0.8
Income tax expense (benefit)	$(21.7)	$16.2	$(6.3)
Effective income tax rates	(63.8%)	(13.3%)	23.9%

Allocation of Income Taxes:	Years Ended December 31,
($ in millions)	2013	2012	2011

Income tax expense (benefit)	$(21.7)	$16.2	$(6.3)
Income tax from OCI:
Unrealized investment (gains) losses	(11.8)	24.9	4.2
Pension	—	—	—
Policy dividend obligation and deferred policy acquisition cost	—	—	—
Other	—	—	—
Income tax related to cumulative effect of change in accounting	—	—	—
Total income tax recorded to all components of income	$(33.5)	$41.1	$(2.1)

Deferred Income Tax Balances Attributable to Temporary Differences:	As of December 31,
($ in millions)	2013	2012
Deferred income tax assets
Future policyholder benefits	$270.0	$276.7
Unearned premiums / deferred revenues	—	—
Investments	—	—
Net operating and capital loss carryover benefits	—	1.7
Other	0.8	0.2
Available-for-sale debt securities	28.0	16.2
Alternative minimum tax credits	2.1	1.8
Subtotal	300.9	296.6
Valuation allowance	(74.2)	(105.4)
Total deferred income tax assets, net of valuation allowance	226.7	191.2
Deferred income tax liabilities
Deferred policy acquisition costs	(101.7)	(92.2)
Investments	(78.7)	(77.8)
Other	(18.3)	(5.0)
Gross deferred income tax liabilities	(198.7)	(175.0)
Net deferred income tax assets	$28.0	$16.2
F-49

10.	Income Taxes (continued)

As of December 31, 2013, we performed our assessment of the realization of deferred tax assets. This assessment included consideration of all available evidence – both positive and negative – weighted to the extent the evidence was objectively verifiable. In performing this assessment, the Company considered the existence of 2013 GAAP pre-tax income of $34.0 million driven primarily by gains on guaranteed insurance benefit liabilities and actuarial assumption changes. Although this GAAP income does allow for realization of some deferred tax assets, Management, does not view this pre-tax income to be indicative of sustainable core earnings and accordingly, does not view this income as a substantial form of positive evidence because this income did not arise until the fourth quarter of 2013.

With the existence of PHL Variable and parent company life subgroup taxable profits in recent years, the Company has experienced some utilization of its tax loss carryovers and incurred current federal income tax. Under U.S. federal tax law, taxes paid by PHL Variable and the life subgroup are available for recoupment in the event of future losses. Under GAAP, the ability to carryback losses and recoup taxes paid can be considered as a source of income when assessing the realization of deferred tax assets. The Company believes that the consolidated return will remain taxable in the near term and as such, we do not believe the taxes paid in the current and prior years will be recouped. Accordingly, management has not deemed the PHL Variable taxes paid in current and prior tax years as a viable source of income when performing its valuation allowance assessment.

Further, we believe that the continued existence of significant negative evidence illustrated by a three year cumulative loss before tax is significant enough to overcome any positive evidence that exists with respect to the 2013 pretax operating results. Further additional negative evidence, includes but is not limited to, material weaknesses in internal controls over financial reporting which adversely affect the accuracy of the Company’s financial data, continued costs associated with the financial restatement, risk of failure to comply with the filing deadlines expressed by the SEC, and downgrades of financial strength credit ratings which have the potential to increase policy surrenders and withdrawals.

Due to the application of our tax sharing agreement, positive and negative evidence at both the parent and subsidiary levels have been considered in our assessment of deferred tax asset realizability at the subsidiary level. Due to the significance of the negative evidence at both the parent and subsidiary levels, as well as the weight given to the objective nature of the cumulative losses in recent years, and after consideration of all available evidence, we concluded that our estimates of future taxable income, timing of the reversal of existing taxable temporary differences and certain tax planning strategies did not provide sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. To the extent either PHL Variable or PNX can demonstrate the ability to generate sustained profitability in the future, the valuation allowance could potentially be reversed resulting in a benefit to income tax expense.

As of December 31, 2013, we concluded that our estimates of future taxable income, certain tax planning strategies and other sources of income did not constitute sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. Accordingly, a valuation allowance of $74.2 million has been recorded on net deferred tax assets of $102.2 million. The valuation allowance recorded constitutes a full valuation allowance on the net deferred tax assets that require future taxable income in order to be realized. The remaining deferred tax asset of $28.0 million attributable to available-for-sale debt securities with gross unrealized losses do not require a valuation allowance due to our ability and intent to hold these securities until recovery of fair or principle value through sale or contractual maturity, thereby avoiding the realization of taxable losses. This conclusion is consistent with prior periods. The impact of the valuation allowance on the allocation of tax to the components of the financial statements included a decrease of $31.7 million in net loss and an increase of $0.5 million in OCI-related deferred tax balances.

As of December 31, 2013, we had deferred tax assets of $2.1 million related to alternative minimum tax credit carryovers which do not expire.

The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2011. During 2012, the Company resolved examination issues for tax years 2010 which resulted in adjustments to tax attribute carryforwards. No material unanticipated assessments were incurred, and no adjustment to our liability for uncertain tax positions was required.

There were no unrecognized tax benefits for the years ended December 31, 2013, 2012 and 2011.

F-50

10.	Income Taxes (continued)

Management believes that adequate provisions have been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years. Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring within the next 12 months will result in a significant change to the results of operations, financial condition or liquidity.

The Company has no interest and penalties as income tax expense and no accrued interest and penalties in the related income tax liability for the years ended December 31, 2013 and December 31, 2012.

11.	Related Party Transactions

Capital contributions

During the year ended December 31, 2013, we received $45.0 million in capital contributions from PM Holdings, Inc.

Related party transactions

The amounts included in the following discussion are gross expenses, before deferrals for policy acquisition costs.

Service agreement

The Company has entered into an agreement with Phoenix Life to provide substantially all general operating expenses related to the Company, including rent and employee benefit plan expenses. Expenses are allocated to the Company using specific identification or activity-based costing. The expenses allocated to us were $91.5 million, $71.4 million and $73.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amounts payable to Phoenix Life were $6.3 million and $4.4 million as of December 31, 2013 and 2012, respectively.

See Note 13 to these financial statements for additional information on related party transactions.

Reinsurance agreements

During 2008, the Company and Phoenix Life entered into a reinsurance agreement. Under this agreement, the Company cedes risk associated with certain universal life contracts and the associated riders to Phoenix Life. The reinsurance transaction between the Company and Phoenix Life is structured as a coinsurance agreement.

On July 1, 2012 the Company recaptured the business associated with a reinsurance contract with Phoenix Life, whereby we ceded to Phoenix Life certain of the liabilities related to guarantees on our annuity products. This contract qualified as a freestanding derivative and the derivative asset previously reported within receivable from related parties was reversed at the time of recapture.

See Note 3 to these financial statements for additional information on related party transactions.

Investment Advisory agreement

Prior to November 18, 2011, Goodwin Capital Advisers, Inc. (“Goodwin”), an indirect wholly owned subsidiary of PNX, provided investment advisory services to us for a fee. On November 18, 2011, PNX closed on a transaction to sell Goodwin to Conning Holdings Corp. (“Conning Holdings”). Included in the terms of this transaction was a multi-year investment management agreement under which Conning will manage the Company’s publicly-traded fixed income assets. Private placement bond and limited partnership investments previously managed under Goodwin will continue to be managed by PNX under its subsidiary, Phoenix Life. Investment advisory fees incurred by us for Goodwin’s management of general account assets were $0.0 million, $0.0 million and $1.2 million for the years ended December 31, 2013, 2012 and 2011, respectively. There were no amounts payable to Goodwin as of December 31, 2013 and 2012.

F-51

11.	Related Party Transactions (continued)

Underwriting agreements

1851 Securities Inc. (“1851”), a wholly owned subsidiary of PM Holdings, Inc., is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. Phoenix Life reimburses 1851 for commissions incurred on our behalf and we in turn reimburse Phoenix Life. Commissions incurred were $6.4 million, $6.5 million and $6.9 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Sales agreements

Phoenix Life pays commissions to producers who sell our non-registered life and annuity products. Commissions paid by Phoenix Life on our behalf were $65.4 million, $73.3 million and $97.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amounts payable to Phoenix Life were $1.3 million and $8.0 million as of December 31, 2013 and 2012, respectively.

Saybrus, a majority-owned subsidiary of PNX, provides wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. Commissions paid by Saybrus on our behalf were $9.2 million, $11.3 million and $11.2 million as of December 31, 2013, 2012 and 2011, respectively. Commission amounts payable to Saybrus were $0.7 million and $0.9 million as of December 31, 2013 and 2012, respectively.

Saybrus Equity Services, Inc. (“Saybrus Equity”), a wholly owned subsidiary of Saybrus provides wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. Commissions paid by Saybrus Equity on our behalf were immaterial as of December 31, 2013, 2012 and 2011, respectively. Commission amounts payable to Saybrus Equity were immaterial as of December 31, 2013 and 2012, respectively.

Processing service agreements

We provide payment processing services for Phoenix Life, wherein we receive deposits on Phoenix Life annuity contracts, and forward those payments to Phoenix Life. During 2006, we began including life insurance premiums in this service. In connection with this service, we had a net amount due to Phoenix Life of $2.6 million as of December 31, 2013 and a net amount due from Phoenix Life of $2.4 million as of December 31, 2012. We do not charge any fees for this service.

We also provide payment processing services for Phoenix Life and Annuity Company (“Phoenix Life and Annuity”), a wholly owned indirect subsidiary of Phoenix Life, wherein we receive deposits on certain Phoenix Life and Annuity annuity contracts, and forward those payments to Phoenix Life and Annuity. During 2006, we began including life insurance premiums in this service. In connection with this service, we had amounts due to Phoenix Life and Annuity of $0.5 million as of December 31, 2013 and immaterial amounts due to Phoenix Life and Annuity as of December 31, 2012. We do not charge any fees for this service.

Indebtedness due to affiliate

PHL Variable issued $30.0 million surplus notes on December 30, 2013 which were purchased by Phoenix. The notes are due on December 30, 2043. Interest payments are at an annual rate of 10.5%, require the prior approval of the Insurance Commissioner of the State of Connecticut and may be made only out of surplus funds as defined under applicable law and regulations of the State of Connecticut. Upon approval by the Insurance Commissioner, the notes may be redeemed at any time, either in whole or in part, at a redemption price of 100% plus accrued interest to the date set for the redemption. Connecticut Law provides that the notes are not part of the legal liabilities of PHL Variable.

F-52

12.	Accumulated Other Comprehensive Income

Changes in each component of AOCI attributable to the Company for the years ended December 31 are as follows below (net of tax):

Accumulated Other Comprehensive Income (Loss):	Net Unrealized
($ in millions)	Gains / (Losses)
	on Investments
	where	Net Unrealized
	Credit-related	Gains / (Losses)
	OTTI was	on All Other
	Recognized [1]	Investments [1]	Total

Balance as of December 31, 2011	$(7.4)	$10.0	$2.6
Change in component during the year before reclassifications	6.7	14.7	21.4
Amounts reclassified from AOCI	(0.6)	(12.0)	(12.6)
Balance as of December 31, 2012	(1.3)	12.7	11.4
Change in component during the year before reclassifications	3.9	(21.5)	(17.6)
Amounts reclassified from AOCI	(0.6)	(5.1)	(5.7)
Balance as of December 31, 2013	$2.0	$(13.9)	$(11.9)
———————

[1]
See Note 6 to these financial statements for additional information regarding offsets to net unrealized investment gains and losses which include policyholder dividend obligation, DAC and other actuarial offsets, and deferred income tax expense (benefit).

Reclassifications from AOCI consist of the following:

AOCI	Amounts Reclassified from AOCI			Affected Line Item in the Statements of Income and Comprehensive Income
	For the year ended December 31,
($ in millions)	2013	2012	2011

Net unrealized gains/(losses) on investments where credit-related OTTI was recognized
Available-for-sale securities	$0.9	$0.9	$0.4	Net realized capital gains (losses)
	0.9	0.9	0.4	Total before income taxes
	0.3	0.3	0.1	Income tax expense (benefit)
	$0.6	$0.6	$0.3	Net income (loss)
Net unrealized investment gains/(losses) on all other investments
Available-for-sale securities	$7.8	$18.5	$(1.8)	Net realized capital gains (losses)
	7.8	18.5	(1.8)	Total before income taxes
	2.7	6.5	(0.6)	Income tax expense (benefit)
	$5.1	$12.0	$(1.2)	Net income (loss)
Total amounts reclassified from AOCI	$5.7	$12.6	$(0.9)	Net income (loss)

13.	Employee Benefit Plans and Employment Agreements

Our ultimate parent company provides employees with post-employment benefits that include retirement benefits, through pension and savings plans, and other benefits, including health care and life insurance. This includes three defined benefit plans. We incur applicable employee benefit expenses through the process of cost allocation by PNX.

F-53

13.	Employee Benefit Plans and Employment Agreements (continued)

The employee pension plan provides benefits up to the amount allowed under the Internal Revenue Code. The two supplemental plans provide benefits in excess of the primary plan. Retirement benefits under the plans are a function of years of service and compensation. Effective March 31, 2010, all benefit accruals under all of our funded and unfunded defined benefit plans were frozen. This change was announced in 2009 and a curtailment was recognized at that time for the reduction in the expected years of future service.

Our ultimate parent company has historically provided employees with other post-employment benefits that include health care and life insurance. In December 2009, PNX announced the decision to eliminate retiree medical coverage for current employees whose age plus years of service did not equal at least 65 as of March 31, 2010. Employees who remain eligible must still meet all other plan requirements to receive benefits. In addition, the cap on the Company’s contribution to pre-65 retiree medical costs per participant was reduced beginning with the 2011 plan year.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits, is omitted as the information is not separately calculated for our participation in the plans. PNX, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated.

Employee benefit expense allocated to us totaled $3.2 million, $4.6 million and $7.6 million for 2013, 2012 and 2011, respectively. Over the next 12 months, Phoenix Life expects to make contributions to the pension plan of which $6.4 million will be allocated to us. On July 6, 2012, the Surface Transportation Extension Act of 2012, Part II, was enacted into law and was effective immediately. The law includes certain pension funding stabilization provisions, which the Company took advantage of in 2012.

14.	Share-Based Payments

The Phoenix has a share-based compensation to certain employees and non-employee directors. The Company is included in these plans and has been allocated compensation expense of $1.3 million, $1.1 million and $1.7 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company’s income tax benefit recognized for stock-based compensation plans was $(0.5) million, $(0.4) million and $(0.6) million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company did not capitalize the cost of stock-based compensation.

15.	Statutory Financial Information and Regulatory Matters

We are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. The State of Connecticut Insurance Department (the “Department”) has adopted the National Association of Insurance Commissioners’ (the “NAIC’s”) Accounting Practices and Procedures manual effective January 1, 2001 (“NAIC SAP”) as a component of its prescribed or permitted statutory accounting practices. As of December 31, 2013, 2012 and 2011, the Department has not prescribed or permitted us to use any accounting practices that would materially deviate from NAIC SAP. Statutory surplus differs from equity reported in accordance with U.S. GAAP primarily because policy acquisition costs are expensed when incurred, life insurance reserves are based on different assumptions and deferred tax assets are limited to amounts reversing in a specified period with an additional limitation based upon 10% or 15% of statutory surplus, dependent on meeting certain risk-based capital (“RBC”) thresholds.

Connecticut Insurance Law requires that Connecticut life insurers report their RBC. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Connecticut Insurance Law gives the Connecticut Commissioner of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Our RBC was in excess of 250% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2013 and 2012.

F-54

15.	Statutory Financial Information and Regulatory Matters (continued)

The information below is taking from the PHL Variable annual statement filed with state regulatory authorities.

Statutory Financial Data: [1]	As of or For the Years Ended December 31,
($ in millions)	2013	2012	2011

Statutory capital and surplus	$222.9	$313.5	$312.8
Asset valuation reserve	12.3	7.5	7.3
Statutory capital, surplus and asset valuation reserve	$235.2	$321.0	$320.1
Statutory gain (loss) from operations	$(67.6)	$61.9	$56.4
Statutory net income (loss)	$(86.1)	$49.7	$61.4
———————

[1]	Amounts in statements filed with state regulatory authorities may differ from audited financial statements.

The Company reflected negative net prior period adjustments of $8.1 million in surplus of the Company's quarterly financial statements for the six months ended June 30, 2014 filed with state regulatory authorities.

The Connecticut Insurance Holding Company Act limits the maximum amount of annual dividends and other distributions in any 12-month period to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, we cannot make any dividend distribution during 2014 without prior approval.

16.	Contingent Liabilities

Litigation and arbitration

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the outcome of our litigation and arbitration matters described below are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.

SEC Cease-and-Desist Order

On February 12, 2014, PNX and the Company submitted an Offer of Settlement with the SEC pursuant to which PNX and the Company consented to the issuance of the form of an Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (the “March 2014 Order”). The March 2014 Order was approved by the SEC on March 21, 2014. Pursuant to the March 2014 Order, PNX and the Company have been directed to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. PNX and the Company each paid a civil monetary penalty in the amount of $375,000 to the U.S. Treasury following the entry of the March 2014 Order.

PNX filed the 2012 Form 10-K a day after the date required by the March 2014 Order, filed its third quarter 2012 Form 10-Q eight days after the date required by the March 2014 Order, and announced on June 3, 2014 that it would not file its 2013 Annual Report on Form 10-K by the date required by the March 2014 Order. PHL Variable filed its 2012 Form 10-K ten days after the date required by the March 2014 Order and announced on June 3, 2014 that it would not file its 2013 Annual Report on Form 10- K by the date required by the March 2014 Order. PHL Variable filed its third quarter 2012 Form 10-Q in compliance with the March 2014 Order.

F-55

16.	Contingent Liabilities (continued)

On July 16, 2014, PNX and the Company submitted an Amended Offer of Settlement with the SEC (the “Amended Offer”) pursuant to which PNX and the Company consented to the issuance of the form of an Order Amending Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (the “Amended Order”). Except as amended by the Amended Order, which was approved by the SEC on August 1, 2014, the March 2014 Order remains in effect. PNX and the Company each paid a civil monetary penalty in the amount of $100,000 to the U.S. Treasury following the entry of the Amended Order, and will be required to pay the following additional monetary penalties with respect to a future late filing of any Company and/or PNX periodic report covered by the Amended Order: $20,000 per filing for the first week in which a filing is delinquent, plus, for each week or partial week thereafter an additional amount equal to the sum of a) $20,000 and b) $5,000 multiplied by the number of complete weeks that the filing has been delinquent before the week in which the late filing is made. PNX filed its Annual Report on Form 10-K for the year ended December 31, 2013 with the SEC on August 6, 2014 in compliance with the Amended Order.

The following table sets forth the deadlines in the Amended Order for Phoenix’s SEC periodic reports:

Phoenix Timetable of SEC Periodic Reports
Form	Period	Amended Deadline
10-K	Year ended December 31, 2013	August 6, 2014
10-Q	Quarterly Period ended March 31, 2013	September 10, 2014
10-Q	Quarterly Period ended June 30, 2013	September 10, 2014
10-Q	Quarterly Period ended September 30, 2013	September 10, 2014
10-Q	Quarterly Period ended March 31, 2014	October 17, 2014
10-Q	Quarterly Period ended June 30, 2014	October 24, 2014
10-Q	Quarterly Period ended September 30, 2014	December 5, 2014

As of the date of filing of this Form 10-K, Phoenix believes it will become a timely filer with the filing of its Annual Report on Form 10-K for the year ending December 31, 2014.

The following table sets forth the deadlines in the Amended Order for the Company’s SEC periodic reports:

PHL Variable Timetable of SEC Periodic Reports
Form	Period	Amended Deadline
10-K	Year ended December 31, 2013	August 22, 2014
10-Q	Quarterly Period ended March 31, 2013	September 12, 2014
10-Q	Quarterly Period ended June 30, 2013	September 12, 2014
10-Q	Quarterly Period ended September 30, 2013	September 12, 2014
10-Q	Quarterly Period ended March 31, 2014	October 21, 2014
10-Q	Quarterly Period ended June 30, 2014	October 28, 2014
10-Q	Quarterly Period ended September 30, 2014	December 12, 2014

As of the date of filing of this Form 10-K, the Company believes it will become a timely filer with the filing of its Annual Report on Form 10-K for the year ending December 31, 2014. This Form 10-K was filed in compliance with the Amended Order.

F-56

16.	Contingent Liabilities (continued)

Cases Brought by Policy Investors

On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed a complaint against PNX, Phoenix Life and the Company in the United States District Court for the Central District of California; this case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped PNX as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims alleged that Phoenix Life and the Company committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance increases. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.

On August 2, 2012, Lima LS PLC filed a complaint against PNX, Phoenix Life, the Company, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that Phoenix promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.

Cost of Insurance Cases

By order dated July 12, 2013, two separate classes were certified in an action pending in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) brought by Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, against Phoenix Life. By subsequent order dated August 26, 2013, the court decertified one of the classes. The complaint in the Fleisher Litigation, filed on November 18, 2011, challenges COI rate adjustments implemented by Phoenix Life, which Phoenix Life maintains were based on policy language permitting such adjustments. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of Phoenix Life policies issued in New York and subject to New York law. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.

The Company, a subsidiary of Phoenix Life, has been named as a defendant in four actions challenging its COI rate adjustments implemented concurrently with the Phoenix Life adjustments. These four cases, which are not styled as class actions, have been brought against the Company by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”) and (2-4) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”)); and 4: C.A. No. 1:13-cv-00368-GMS; U.S. Dist. Ct; D. Del., complaint filed on March 6, 2013; the “Delaware Litigation”). The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations have been assigned to the same judge as the Fleisher Litigation, and discovery in these four actions, which was coordinated by the court, has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014 the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part the Company’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigation, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s motion for summary judgment in its entirety, while granting in part and denying in part PHL Variable’s motion for summary judgment. The Delaware Litigation is proceeding separately and by order dated April 22, 2014 was transferred to the U.S. District Court for the District of Connecticut and assigned a new docket number (C.A. No. 3:14-cv-0555-WWE). The plaintiffs seek damages and attorneys’ fees for breach of contract and other common law and statutory claims.

F-57

16.	Contingent Liabilities (continued)

Complaints to state insurance departments regarding the Company’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing the Company to take remedial action in response to complaints by a single policyholder. The Company disagrees with both states’ positions and, on April 30, 2013, Wisconsin commenced an administrative hearing to obtain a formal ruling on its position, which is pending. (OCI Case No. 13-C35362).

The Company and Phoenix Life believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them. The outcome of these matters is uncertain and any potential losses cannot be reasonably estimated.

Shareholder Action

On April 17, 2013, Robert Strougo, et al. filed a complaint against the Company, James D. Wehr and Peter A. Hofmann in the United States District Court for the District of Connecticut (Case No. 13-CV-547-RNC) (the “Strougo Litigation”). On November 1, 2013, the plaintiffs filed an amended complaint joining Michael E. Hanrahan as an additional individual defendant. The plaintiffs seek to recover on behalf of themselves and a class defined as all persons (other than the defendants) who purchased or otherwise acquired PNX’s securities between May 5, 2009 and August 14, 2013 for claims arising out of PNX’s announced intent to restate previously filed financial statements. The plaintiffs allege that, throughout the class period, PNX made materially false and misleading statements regarding PNX’s business, operational and compliance policies. The plaintiffs seek damages, attorneys’ fees and other litigation costs. On June 2, 2014, prior to moving to certify a class, the plaintiffs voluntarily dismissed the action with prejudice as to the named plaintiffs.

Regulatory matters

State regulatory bodies, the Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, PNX is providing to the SEC certain information and documentation regarding the Restatement and the staff of the SEC has indicated to PNX that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.

Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our financial statements in particular quarterly or annual periods.

State Insurance Department Examinations

During 2012 and 2013, the Connecticut Insurance Department conducted its routine financial examination of the Company and two other Connecticut-domiciled insurance affiliates. A report from the Connecticut Insurance Department was issued on May 28, 2014. We expect to receive final market conduct examination reports in 2014.

In 2013, the Connecticut Insurance Department commenced a market conduct examination of the Company and two other Connecticut-domiciled insurance affiliates. The report from this examination will also be available in 2014.

F-58

16.	Contingent Liabilities (continued)

Unclaimed Property Inquiries

In late 2012, PNX and the Company and their affiliates received separate notices from Unclaimed Property Clearing House (“UPCH”) and Kelmar Associates, LLC (“Kelmar”) that UPCH and Kelmar had been authorized by the unclaimed property administrators in certain states to conduct unclaimed property audits. The audits began in 2013 and are being conducted on the PNX enterprise with a focus on death benefit payments; however, all amounts owed by any aspect of the PNX enterprise are also a focus. This includes any payments to vendors, brokers, former employees and shareholders. UPCH represents 33 states and the District of Columbia and Kelmar represents six states.

17.	Supplemental Unaudited Quarterly Financial Information

The following tables reflect unaudited summarized quarterly financial results during the years ended December 31, 2013 and 2012.

Summarized Selected Quarterly Financial Data:	Quarter Ended
($ in millions)	Mar 31, [1]	June 30,	Sept 30,	Dec 31,
	2013

Revenues	$108.8	$137.1	$130.6	$149.2

Benefits and expenses	$131.1	$149.4	$143.2	$68.0

Income tax expense (benefit)	$(1.9)	$(16.9)	$2.6	$(5.5)

Net income (loss)	$(20.4)	$4.6	$(15.2)	$86.7
———————

[1]	Results for the quarter ended March 31, 2013 include $3.2 million of income (loss) related to out of period adjustments. Such amounts are not material to any period presented.

Summarized Selected Quarterly Financial Data:	Quarter Ended
($ in millions)	Mar 31,	June 30,	Sept 30,	Dec 31,
	2012

Revenues	$125.6	$111.7	$130.2	$114.9

Benefits and expenses	$129.3	$143.3	$206.5	$124.8

Income tax expense (benefit)	$18.8	$0.5	$4.3	$(7.4)

Net income (loss)	$(22.5)	$(32.1)	$(80.6)	$(2.5)

F-59

17.	Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statements of Income and Comprehensive Income
	Three months ended
	Mar 31,	June 30,	Sept 30,	Dec 31,
	2013
REVENUES:
Premiums	$3.1	$5.1	$3.1	$2.6
Insurance and investment product fees	90.1	87.2	94.0	96.3
Net investment income	33.0	34.1	36.3	37.4
Net realized investment gains (losses):
Total OTTI losses	(0.3)	—	(0.2)	(0.6)
Portion of OTTI losses recognized in OCI	(0.7)	(0.2)	—	—
Net OTTI losses recognized in earnings	(1.0)	(0.2)	(0.2)	(0.6)
Net realized investment gains (losses), excluding OTTI losses	(16.4)	10.9	(2.6)	13.5
Net realized investment gains (losses)	(17.4)	10.7	(2.8)	12.9
Total revenues	108.8	137.1	130.6	149.2

BENEFITS AND EXPENSES:
Policy benefits	88.5	91.4	91.8	14.8
Policy acquisition cost amortization	14.0	26.6	22.2	25.6
Other operating expenses	28.6	31.4	29.2	27.6
Total benefits and expenses	131.1	149.4	143.2	68.0
Income (loss) before income taxes	(22.3)	(12.3)	(12.6)	81.2
Income tax expense (benefit)	(1.9)	(16.9)	2.6	(5.5)
Net income (loss)	$(20.4)	$4.6	$(15.2)	$86.7

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(20.4)	$4.6	$(15.2)	$86.7
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(13.3)	(12.1)	9.9	(19.6)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	2.7	(12.1)	(0.3)	(2.1)
Other comprehensive income (loss), net of income taxes	(16.0)	—	10.2	(17.5)
Comprehensive income (loss)	$(36.4)	$4.6	$(5.0)	$69.2

F-60

17.	Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statements of Income and Comprehensive Income
	For the period ended
	June 30,	Sept 30,
	2013
REVENUES:
Premiums	$8.2	$11.3
Insurance and investment product fees	177.3	271.3
Net investment income	67.1	103.4
Net realized investment gains (losses):
Total OTTI losses	(0.3)	(0.5)
Portion of OTTI losses recognized in OCI	(0.9)	(0.9)
Net OTTI losses recognized in earnings	(1.2)	(1.4)
Net realized investment gains (losses), excluding OTTI losses	(5.5)	(8.1)
Net realized investment gains (losses)	(6.7)	(9.5)
Total revenues	245.9	376.5

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends	179.9	271.7
Policy acquisition cost amortization	40.6	62.8
Other operating expenses	60.0	89.2
Total benefits and expenses	280.5	423.7
Loss before income taxes	(34.6)	(47.2)
Income tax expense (benefit)	(18.8)	(16.2)
Net income (loss)	$(15.8)	$(31.0)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(15.8)	$(31.0)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(25.4)	(15.5)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(9.4)	(9.7)
Other comprehensive income (loss), net of income taxes	(16.0)	(5.8)
Comprehensive income (loss)	$(31.8)	$(36.8)

F-61

17.	Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions, except share data)	Balance Sheets
	For the period ended
	Mar 31,	June 30,	Sept 30,
	2013
ASSETS:
Available-for-sale debt securities, at fair value	$3,054.7	$3,162.2	$3,252.1
Short-term investments	224.9	165.0	55.0
Limited partnerships and other investments	5.7	7.2	10.3
Policy loans, at unpaid principal balances	61.5	62.8	65.6
Derivative investments	186.6	199.3	190.7
Fair value investments	46.5	48.8	53.1
Total investments	3,579.9	3,645.3	3,626.8
Cash and cash equivalents	116.2	123.9	218.1
Accrued investment income	29.0	25.7	29.7
Receivables	9.8	8.6	14.3
Reinsurance recoverable	444.1	455.5	484.8
Deferred policy acquisition costs	433.6	463.1	458.5
Deferred income taxes, net	13.4	25.5	25.8
Receivables from related parties	—	6.0	2.0
Other assets	162.2	182.4	190.4
Separate account assets	2,109.5	2,021.3	2,049.5
Total assets	$6,897.7	$6,957.3	$7,099.9

LIABILITIES:
Policy liabilities and accruals	$1,930.8	$1,926.5	$1,974.9
Policyholder deposit funds	2,468.1	2,566.5	2,660.9
Payable to related parties	15.5	18.3	12.6
Other liabilities	115.1	161.4	143.7
Separate account liabilities	2,109.5	2,021.3	2,049.5
Total liabilities	6,639.0	6,694.0	6,841.6

COMMITMENTS AND CONTINGENT LIABILITIES (Note 16)

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	2.5	2.5
Additional paid-in capital	802.2	802.2	802.2
Accumulated other comprehensive gain (loss)	(4.6)	(4.6)	5.6
Retained earnings (accumulated deficit)	(541.4)	(536.8)	(552.0)
Total stockholder’s equity	258.7	263.3	258.3
Total liabilities and stockholder’s equity	$6,897.7	$6,957.3	$7,099.9

F-62

17.	Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Changes in Stockholder’s Equity
	For the period ended
	Mar 31,	June 30,	Sept 30,
	2013
COMMON STOCK:
Balance, beginning of period	$2.5	$2.5	$2.5
Balance, end of period	$2.5	$2.5	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$802.2	$802.2	$802.2
Capital contributions from parent	—	—	—
Balance, end of period	$802.2	$802.2	$802.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$11.4	$11.4	$11.4
Other comprehensive income (loss)	(16.0)	(16.0)	(5.8)
Balance, end of period	$(4.6)	$(4.6)	$5.6

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(521.0)	$(521.0)	$(521.0)
Net income (loss)	(20.4)	(15.8)	(31.0)
Balance, end of period	$(541.4)	$(536.8)	$(552.0)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$295.1	$295.1	$295.1
Change in stockholder’s equity	(36.4)	(31.8)	(36.8)
Stockholder’s equity, end of period	$258.7	$263.3	$258.3

F-63

17.	Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statements of Cash Flows
	For the period ended
	Mar 31,	June 30,	Sept 30,
	2013
OPERATING ACTIVITIES:
Net income (loss)	$(20.4)	$(15.8)	$(31.0)
Net realized investment (gains) losses	17.4	6.7	9.5
Policy acquisition costs deferred	(17.2)	(33.5)	(49.6)
Amortization of deferred policy acquisition costs	14.0	40.6	62.8
Interest credited	18.4	40.1	64.0
Equity in earnings of limited partnerships and other investments	0.8	(0.1)	(0.3)
Change in:
Accrued investment income	(6.8)	(3.7)	(8.5)
Deferred income taxes	—	—	—
Receivables	6.4	7.6	1.9
Reinsurance recoverable	(17.0)	(28.4)	(57.7)
Policy liabilities and accruals	(55.5)	(59.5)	(70.7)
Due to/from affiliate	4.5	1.3	(0.4)
Other operating activities, net	3.6	(4.4)	7.4
Cash provided by (used for) operating activities	(51.8)	(49.1)	(72.6)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(155.0)	(429.8)	(672.3)
Short-term investments	(224.8)	(224.8)	(224.8)
Derivative instruments	(35.1)	(50.1)	(62.7)
Fair value investments	(9.8)	(14.6)	(21.1)
Sales, repayments and maturities of:
Available-for-sale debt securities	73.4	151.3	261.2
Short-term investments	244.9	304.8	414.8
Derivative instruments	7.7	15.8	27.4
Fair value investments	1.7	3.7	5.7
Contributions to limited partnerships	(0.3)	(0.4)	(3.5)
Distributions from limited partnerships	—	0.1	0.4
Policy loans, net	0.2	(0.6)	(2.7)
Other investing activities, net	0.1	0.1	0.1
Cash provided by (used for) investing activities	(97.0)	(244.5)	(277.5)

FINANCING ACTIVITIES:
Policyholder deposit fund deposits	247.2	469.9	690.7
Policyholder deposit fund withdrawals	(135.3)	(280.0)	(434.6)
Net transfers to/from separate accounts	70.0	144.5	229.0
Cash provided by (used for) financing activities	181.9	334.4	485.1
Change in cash and cash equivalents	33.1	40.8	135.0
Cash and cash equivalents, beginning of period	83.1	83.1	83.1
Cash and cash equivalents, end of period	$116.2	$123.9	$218.1

Supplemental Disclosure of Cash Flow Information
Income taxes paid (refunded)	$(3.7)	$(9.0)	$(25.5)

Non-Cash Transactions During the Year
Investment exchanges	$19.0	$29.6	$30.5

F-64

18.	Subsequent Events

Management and Organizational Changes

On August 11, 2014, Phoenix announced the resignation of Douglas C. Miller as Senior Vice President and Chief Accounting Officer of Phoenix and the appointment of Ernest McNeill, Jr. as Senior Vice President and Chief Accounting Officer of Phoenix, each effective August 25, 2014.

Late Filings

On February 28, 2014, we filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing that we would be unable to timely file our 2013 Annual Report on Form 10-K with the SEC.

On May 12, 2014, we filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing that we would be unable to timely file our first quarter 2014 Quarterly Report on Form 10-Q with the SEC.

On August 8, 2014, we filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing that we would be unable to timely file our second quarter 2014 Quarterly Report on Form 10-Q with the SEC.

Rating Agency Actions

On January 14, 2014, Moody’s Investor Services withdrew the Ba2 financial strength rating of the Company.

On May 20, 2014, Standard & Poor’s Ratings Services placed its ‘B-’, long-term counterparty credit rating on Phoenix and its ‘BB-’ long-term counterparty credit and financial strength ratings on Phoenix Life and the Company on CreditWatch with negative implications.

On August 12, 2014, Standard & Poor’s Ratings Services lowered its financial strength ratings on Phoenix Life and the Company to 'B+' from 'BB-' and affirmed its 'B-' long-term counterparty credit rating on Phoenix. They removed the ratings from CreditWatch and assigned a negative outlook. They also affirmed Phoenix's long-term counterparty credit rating.

SEC Cease-and-Desist Order

See Note 16 to these financial statements for additional information regarding the SEC Cease-and-Desist Order, as amended.

F-65

Phoenix Life
Insurance Company
(a wholly owned subsidiary of The Phoenix Companies, Inc.)
Consolidated Balance Sheets as of December 31, 2013 and 2012 and
Consolidated Statements of Income and Comprehensive Income,
Cash Flows and Changes in Stockholder’s Equity for the years ended
December 31, 2013, 2012 and 2011

Independent Auditor’s Report

To the Board of Directors and Stockholder of
Phoenix Life Insurance Company:

We have audited the accompanying consolidated financial statements of Phoenix Life Insurance Company and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of income and comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 18 to the consolidated financial statements, the Company has significant transactions with its affiliates.

/s/ PricewaterhouseCoopers, LLP

Hartford, Connecticut
August 29, 2014

Phoenix Life Insurance Company
Consolidated Balance Sheets
($ in millions, except share data)
December 31, 2013 and 2012

	2013	2012

ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $11,419.7 and $11,020.4)	$11,811.9	$11,958.7
Available-for-sale equity securities, at fair value (cost of $40.4 and $27.5)	61.8	34.8
Short-term investments	241.7	594.7
Limited partnerships and other investments	558.8	574.1
Policy loans, at unpaid principal balances	2,350.3	2,354.7
Derivative instruments	243.1	157.4
Fair value investments	187.6	179.7
Total investments	15,455.2	15,854.1
Cash and cash equivalents	455.6	215.5
Accrued investment income	170.7	170.2
Receivables	63.5	80.0
Reinsurance recoverable	603.3	583.6
Deferred policy acquisition costs	965.7	922.4
Deferred income taxes, net	69.9	49.3
Other assets	247.3	252.1
Discontinued operations assets	43.6	53.7
Separate account assets	3,402.3	3,316.5
Total assets	$21,477.1	$21,497.4

LIABILITIES:
Policy liabilities and accruals	$12,437.8	$12,700.0
Policyholder deposit funds	3,429.7	3,040.7
Dividend obligations	705.9	960.2
Indebtedness	156.2	126.1
Pension and postretirement liabilities	94.7	108.2
Other liabilities	282.1	228.4
Discontinued operations liabilities	37.9	47.7
Separate account liabilities	3,402.3	3,316.5
Total liabilities	20,546.6	20,527.8

COMMITMENTS AND CONTINGENCIES (Notes 19 & 20)

STOCKHOLDER’S EQUITY:
Common stock, $1,000 par value: 10,000 shares outstanding	10.0	10.0
Additional paid-in capital	1,557.8	1,586.8
Accumulated other comprehensive income (loss)	37.9	73.6
Retained earnings (accumulated deficit)	(685.5)	(707.0)
Total Phoenix Life Insurance Company stockholder’s equity	920.2	963.4
Noncontrolling interests	10.3	6.2
Total stockholder’s equity	930.5	969.6
Total liabilities and stockholder’s equity	$21,477.1	$21,497.4

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company
Consolidated Statements of Income and Comprehensive Income
($ in millions, except per share data)
Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011

REVENUES:
Premiums	$351.6	$402.3	$448.7
Fee income	533.6	544.7	581.8
Net investment income	787.3	829.9	817.5
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(7.5)	(51.6)	(64.7)
Portion of OTTI gains (losses) recognized in other comprehensive income (“OCI”)	(4.8)	22.9	38.0
Net OTTI losses recognized in earnings	(12.3)	(28.7)	(26.7)
Net realized investment gains (losses), excluding OTTI losses	30.0	16.2	(7.5)
Net realized investment gains (losses)	17.7	(12.5)	(34.2)
Gain on debt repurchase	—	11.9	—
Total revenues	1,690.2	1,776.3	1,813.8

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends	981.8	1,168.5	1,136.9
Policyholder dividends	234.4	292.4	259.3
Policy acquisition cost amortization	117.6	202.1	158.6
Interest expense on indebtedness	9.1	11.6	12.5
Other operating expenses	241.4	224.5	214.5
Total benefits and expenses	1,584.3	1,899.1	1,781.8
Income (loss) from continuing operations before income taxes	105.9	(122.8)	32.0
Income tax expense (benefit)	82.6	3.8	3.7
Income (loss) from continuing operations	23.3	(126.6)	28.3
Income (loss) from discontinued operations, net of income taxes	(2.2)	(14.6)	(20.9)
Net income (loss)	21.1	(141.2)	7.4
Less: Net income (loss) attributable to noncontrolling interests	(0.4)	0.6	(0.5)
Net income (loss) attributable to Phoenix Life Insurance Company	$21.5	$(141.8)	$7.9

COMPREHENSIVE INCOME (LOSS):
Net income (loss) attributable to Phoenix Life Insurance Company	$21.5	$(141.8)	$7.9
Net income (loss) attributable to noncontrolling interests	(0.4)	0.6	(0.5)
Net income (loss)	21.1	(141.2)	7.4
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(56.4)	93.6	23.8
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(20.7)	98.4	0.3
Comprehensive income (loss)	(14.6)	(146.0)	30.9
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income taxes	(0.4)	0.6	(0.5)
Comprehensive income (loss) attributable to Phoenix Life Insurance Company	$(14.2)	$(146.6)	$31.4

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company
Consolidated Statements of Cash Flows
($ in millions)
Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011

OPERATING ACTIVITIES:
Net income (loss)	$21.5	$(141.8)	$7.9
Net realized investment (gains) losses	(22.1)	19.4	32.0
Gain on debt repurchase	—	(11.9)	—
Policy acquisition costs deferred	(66.7)	(69.2)	(102.6)
Policy acquisition cost amortization	117.6	202.1	158.6
Amortization and depreciation	8.2	12.0	12.8
Interest credited	139.0	123.2	117.5
Equity in earnings of limited partnerships and other investments	(55.3)	(60.8)	(45.3)
Change in:
Accrued investment income	(86.7)	(123.1)	(140.2)
Deferred income taxes	0.3	(27.6)	(2.5)
Receivables	16.5	(4.6)	(38.6)
Reinsurance recoverable	(21.2)	(19.2)	34.5
Policy liabilities and accruals	(563.3)	(424.5)	(405.1)
Dividend obligations	54.2	80.5	7.4
Post retirement benefit liability	(13.5)	(17.5)	(26.0)
Impact of operating activities of consolidated investment entities, net	(3.2)	(11.8)	(4.2)
Other operating activities, net	3.7	(17.4)	(20.4)
Cash provided by (used) for operating activities	(471.0)	(492.2)	(414.2)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(2,501.1)	(1,792.0)	(2,199.6)
Available-for-sale equity securities	(19.2)	(10.9)	(6.4)
Short-term investments	(980.3)	(1,549.1)	(739.2)
Derivative instruments	(101.9)	(50.8)	(70.5)
Fair value and other investments	(27.0)	(38.7)	(48.7)
Sales, repayments and maturities of:
Available-for-sale debt securities	2,136.2	1,878.3	1,439.1
Available-for-sale equity securities	6.9	12.5	10.2
Short-term investments	1,344.5	1,183.8	771.6
Derivative instruments	49.5	26.7	87.1
Fair value and other investments	26.6	49.3	35.7
Contributions to limited partnerships and limited liability corporations	(72.4)	(101.8)	(99.4)
Distributions from limited partnerships and limited liability corporations	146.8	138.4	120.5
Policy loans, net	80.8	126.5	128.3
Impact of investing activities of consolidated investment entities, net	—	—	—
Other investing activities, net	(10.4)	(8.7)	(5.6)
Cash provided by (used for) investing activities	79.0	(136.5)	(576.9)

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company
Consolidated Statements of Cash Flows
($ in millions)
Years Ended December 31, 2013, 2012 and 2011

(Continued from previous page)	2013	2012	2011

FINANCING ACTIVITIES:
Policyholder deposit fund deposits	1,355.0	1,597.4	1,825.4
Policyholder deposit fund withdrawals	(1,140.4)	(1,138.8)	(1,179.3)
Net transfers to/from separate accounts	412.9	379.8	435.1
Return of capital	(74.2)	(71.8)	(64.8)
Capital contribution from parent	45.0	—	—
Debt issuance	30.0	—	—
Impact of financing activities of consolidated investment entities, net	4.5	1.3	1.5
Other financing activities, net	—	(36.2)	(4.2)
Cash provided by (used for) financing activities	632.8	731.7	1,013.7
Change in cash and cash equivalents	240.8	103.0	22.6
Change in cash included in discontinued operations assets	(0.7)	2.7	1.3
Cash and cash equivalents, beginning of period	215.5	109.8	85.9
Cash and cash equivalents, end of period	$455.6	$215.5	$109.8

Supplemental Disclosure of Cash Flow Information
Income taxes paid (refunded)	$86.5	$25.7	$5.7
Interest expense on indebtedness paid	$9.1	$10.8	$12.5

Non-Cash Transactions During the Year
Investment exchanges	$98.8	$96.0	$97.8
Capital contribution-in-kind	$—	$—	$10.5

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company
Consolidated Statements of Changes in Stockholder’s Equity
($ in millions, except share data)
Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011

COMMON STOCK:
Balance, beginning of period	$10.0	$10.0	$10.0
Balance, end of period	$10.0	$10.0	$10.0

COMMON STOCK ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$1,586.8	$1,658.3	$1,712.6
Capital contribution	45.0	0.3	10.5
Return of capital	(74.0)	(71.8)	(64.8)
Balance, end of period	$1,557.8	$1,586.8	$1,658.3

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$73.6	$78.4	$54.9
Other comprehensive income (loss)	(35.7)	(4.8)	23.5
Balance, end of period	$37.9	$73.6	$78.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(707.0)	$(565.2)	$(573.1)
Net income (loss)	21.5	(141.8)	7.9
Balance, end of period	$(685.5)	$(707.0)	$(565.2)

TOTAL STOCKHOLDER’S EQUITY ATTRIBUTABLE TO
PHOENIX LIFE INSURANCE COMPANY
Balance, beginning of period	$963.4	$1,181.5	$1,204.4
Change in stockholder’s equity attributable to Phoenix Life Insurance Company	(43.2)	(218.1)	(22.9)
Balance, end of period	$920.2	$963.4	$1,181.5

NONCONTROLLING INTERESTS:
Balance, beginning of period	$6.2	$2.3	$1.3
Change in noncontrolling interests	4.1	3.9	1.0
Balance, end of period	$10.3	$6.2	$2.3

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$969.6	$1,183.8	$1,205.7
Change in stockholder’s equity	(39.1)	(214.2)	(21.9)
Stockholder’s equity, end of period	$930.5	$969.6	$1,183.8

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company
Notes to Consolidated Financial Statements
($ in millions)
Years Ended December 31, 2013, 2012 and 2011

1.    Organization and Description of Business

Phoenix Life Insurance Company and its subsidiaries (together, “we,” “our,” “us,” the “Company” or “Phoenix Life”) offer life insurance and annuity products. We are a wholly owned subsidiary of The Phoenix Companies, Inc. (“PNX” or “Phoenix”), a New York Stock Exchange listed company. Our consolidated financial statements include the results of our closed block of business created at the time of demutualization. Saybrus Partners, Inc. (“Saybrus”), an affiliate, provides dedicated life insurance and other consulting services to financial advisors in partner companies, as well as support for sales of our product line through independent distribution organizations.

2.     Basis of Presentation and Significant Accounting Policies

We have prepared these financial statements in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Our consolidated financial statements include the accounts of the Company and its various subsidiaries. Related party balances and transactions have been eliminated in consolidating these financial statements. In addition, certain prior year amounts have been reclassified to conform to the current year presentation. Results for the year ended December 31, 2013 includes a loss of $0.3 million related to out-of-period adjustments. Such amounts are not material to any period presented.

Use of estimates

In preparing these financial statements in conformity with U.S. GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are made in the determination of estimated gross profits (“EGPs”) and estimated gross margins (“EGMs”) used in the valuation and amortization of assets and liabilities associated with universal life and annuity contracts; policyholder liabilities and accruals; valuation of investments in debt and equity securities; limited partnerships and other investments; valuation of deferred tax assets; pension and other post-employment benefits liabilities; and accruals for contingent liabilities. Actual results could differ from these estimates.

Adoption of new accounting standards

Reporting Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the Financial Accounting Standards Board (the “FASB”) issued updated guidance regarding the presentation of comprehensive income (ASU 2013-02). Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income. The guidance does not change when an item of other comprehensive income must be reclassified to net income and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance was effective for the first interim or annual reporting period beginning after December 15, 2012 and was applied prospectively. See Note 13 to these financial statements for the disclosures required by this guidance.

Disclosures about Offsetting Assets and Liabilities

In December 2011 and January 2013, the FASB issued amended guidance to ASC 210, Balance Sheet, with respect to disclosure of offsetting assets and liabilities as part of the effort to establish common requirements in accordance with U.S. GAAP. This amended guidance requires the disclosure of both gross information and net information about both financial instruments and derivative instruments eligible for offset in our balance sheets and instruments and transactions subject to an agreement similar to a master netting arrangement. This guidance was effective for periods beginning on or after January 1, 2013, with respective disclosures required retrospectively for all comparative periods presented. See Note 10 to these financial statements for the disclosures required by this guidance.

2.    Basis of Presentation and Significant Accounting Policies (continued)

Definition of a Business Entity

In December 2013, the FASB issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

Accounting standards not yet adopted

Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013 and should be applied prospectively. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

Obligations Resulting for Joint and Several Liability Agreements for Which the Total Amount of the Obligation is Fixed at the Reporting Date

In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date) , effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

Accounting for Troubled Debt Restructurings by Creditors

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

2.    Basis of Presentation and Significant Accounting Policies (continued)

Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

In April 2014, the FASB issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. The new guidance is effective prospectively to new disposals and new classifications of disposal groups as held for sale that occur within annual periods beginning on or after December 15, 2014 and interim periods within those annual periods. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued. The Company will apply the guidance to new disposals and operations newly classified as held for sale, beginning first quarter of 2015, with no effect on existing reported discontinued operations. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or Tax Credit Carryforward Exists

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

Significant accounting policies

Investments

Debt and Equity Securities

Our debt and equity securities classified as available-for-sale are reported on our consolidated balance sheets at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models. We recognize unrealized gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of OCI, net of the relevant policyholder obligations, applicable deferred policy acquisition costs (“DAC”) and applicable deferred income taxes. Realized investment gains and losses are recognized on a first in first out basis.

Limited Partnerships and Other Investments

Limited partnerships, infrastructure funds, hedge funds and joint venture interests in which we do not have voting control or power to direct activities are recorded using the equity method of accounting. These investments include private equity, mezzanine funds, infrastructure funds, hedge funds of funds and direct equity investments. The equity method of accounting requires that the investment be initially recorded at cost and the carrying amount of the investment subsequently adjusted to recognize our share of the earnings or losses. We record our equity in the earnings in net investment income using the most recent financial information received from the partnerships. Recognition of net investment income is generally on a three-month delay due to the timing of the related financial statements. The contributions to and distributions from limited partnerships are classified as investing activities within the statement of cash flows.

The Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for other-than-temporary impairments (“OTTI”) when the carrying value of such investments exceeds the net asset value (“NAV”). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net realized investment gains (losses).

2.    Basis of Presentation and Significant Accounting Policies (continued)

Other investments also include leveraged lease investments which represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. It further includes investments in life settlement contracts accounted for under the investment method under which the Company recognizes its initial investment in life settlement contracts at the transaction price plus all initial direct external costs. Continuing costs to keep the policy in force comprising mainly life insurance premiums, increase the carrying value of the investment while income on individual life settlement contracts are recognized when the insured dies, at an amount equal to the excess of the contract proceeds over the carrying amount of the contract at that time. Contracts are reviewed annually for indications that the expected future proceeds from the contract would not be sufficient to recover estimated future carrying amount of the contract (current carrying amount for the contract plus anticipated undiscounted future premiums and other capitalizable future costs.) Any such contracts identified are written down to estimated fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above.

The consolidated financial statements include investments in limited partnerships qualifying as variable interest entities (“VIEs”). For those which were determined to be VIEs, we are the primary beneficiary and consolidate where we have the power to direct the most significant activities of the entity and an economic interest in the entity.

See Note 7 to these financial statements for additional information regarding VIEs.

Policy Loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. The majority of policy loans are at variable interest rates that are reset annually on the policy anniversary.

Fair Value Instruments

Debt securities held at fair value include debt securities held for which changes in fair values are recorded in earnings. The securities held at fair value are designated as trading securities, as well as those debt securities for which we have elected the fair value option (“FVO”) and certain available-for-sale structured securities held at fair value. The changes in fair value and any interest income of these securities are reflected in earnings as part of “net investment income.” See Note 11 to these financial statements for additional disclosures related to these securities.

Derivative Instruments

We recognize derivative instruments on the consolidated balance sheets at fair value. The derivative contracts are reported as assets in derivative instruments or liabilities in other liabilities on the consolidated balance sheets, excluding embedded derivatives. Embedded derivatives, as discussed below, are recorded on the consolidated balance sheets bifurcated from the associated host contract.

The Company economically hedges variability of cash flows to be received or paid related to certain recognized assets and/or liabilities. All changes in the fair value of derivatives, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities. We do not designate the purchased derivatives related to living benefits or index credits as hedges for accounting purposes.

2.    Basis of Presentation and Significant Accounting Policies (continued)

Our derivatives are not designated as hedges for accounting purposes. All changes in the fair value, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities.

Short-Term Investments

Short-term investments include securities with a maturity of one year or less but greater than three months at a time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Net Investment Income

For asset-backed and fixed maturity debt securities, we recognize interest income using a constant effective yield based on estimated cash flow timing and economic lives of the securities. For high credit quality asset-backed securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For asset-backed securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For certain credit impaired asset-backed securities, effective yields are recalculated and adjusted prospectively to reflect significant increases in undiscounted expected future cash flows and changes in the contractual benchmark interest rate on variable rate securities. Any prepayment fees on fixed maturities and mortgage loans are recorded when earned in net investment income. We record the net income from investments in partnerships and joint ventures in net investment income.

Other-Than-Temporary Impairments on Available-For-Sale Securities

We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be an OTTI.

For debt securities, the other-than-temporarily impaired amount is separated into the amount related to a credit loss and is reported as net realized investment losses included in earnings and any amounts related to other factors are recognized in OCI. The credit loss component represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in AOCI. Subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the date of impairment at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. We will continue to estimate the present value of future expected cash flows and, if significantly greater than the new cost basis, we will accrete the difference as investment income on a prospective basis once the Company has determined that the interest income is likely to be collected.

In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to, the following:

•	the extent and the duration of the decline;

•	the reasons for the decline in value (credit event, interest related or market fluctuations);

•	our intent to sell the security, or whether it is more likely than not that we will be required to sell it before recovery; and

•	the financial condition and near term prospects of the issuer.

A debt security impairment is deemed other-than-temporary if:

•	we either intend to sell the security, or it is more likely than not that we will be required to sell the security before recovery; or

•	it is probable we will be unable to collect cash flows sufficient to recover the amortized cost basis of the security.

An equity security impairment is deemed other-than-temporary if:

•	the security has traded at a significant discount to cost for an extended period of time; or

•	we determined we may not realize the full recovery on our investment.

2.    Basis of Presentation and Significant Accounting Policies (continued)

Equity securities are determined to be other-than-temporarily impaired based on management judgment and the consideration of the issuer’s financial condition along with other relevant facts and circumstances. Those securities which have been in a continuous decline for over twelve months and declines in value that are severe and rapid are considered for reasonability of whether the impairment would be temporary. Although there may be sustained losses for over twelve months or losses that are severe and rapid, additional information related to the issuer performance may indicate that such losses are not other-than-temporary.

Impairments due to deterioration in credit that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security are considered other-than-temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes) that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security may also result in a conclusion that an OTTI has occurred.

On a quarterly basis, we evaluate securities in an unrealized loss position for potential recognition of an OTTI. In addition, we maintain a watch list of securities in default, near default or otherwise considered by our investment professionals as being distressed, potentially distressed or requiring a heightened level of scrutiny. We also identify securities whose fair value has been below amortized cost on a continuous basis for zero to six months, six months to 12 months and greater than 12 months.

We employ a comprehensive process to determine whether or not a security in an unrealized loss position is other-than-temporarily impaired. This assessment is done on a security-by-security basis and involves significant management judgment. The assessment of whether impairments have occurred is based on management’s evaluation of the underlying reasons for the decline in estimated fair value. The Company’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by severity and/or age of the gross unrealized loss. An extended and severe decline in value on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company’s evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to an extended decline in market value and the likelihood such market value decline will recover.

Specifically for structured securities, to determine whether a collateralized security is impaired, we obtain underlying data from the security’s trustee and analyze it for performance trends. A security-specific stress analysis is performed using the most recent trustee information. This analysis forms the basis for our determination of the future expected cash flows to be collected for the security.

The closed block policyholder dividend obligation, applicable DAC and applicable income taxes, which offset realized investment gains and losses and OTTIs, are each reported separately as components of net income.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with original maturities of three months or less. Negative cash balances are reclassified to other liabilities.

Deferred Policy Acquisition Costs

We defer incremental direct costs related to the successful sale of new or renewal contracts. Incremental direct costs are those costs that result directly from and are essential to the sale of a contract. These costs include principally commissions, underwriting and policy issue expenses, all of which vary with and are primarily related to production of new business.

We amortize DAC based on the related policy’s classification. For individual participating life insurance policies, DAC is amortized in proportion to EGMs arising principally from investment results, mortality, dividends to policyholders and expense margins. For universal life, variable universal life and deferred annuities, DAC is amortized in proportion to EGPs as discussed more fully below. EGPs are also used to amortize other assets and liabilities in the Company’s consolidated balance sheets, such as sales inducement assets (“SIA”) and unearned revenue reserves (“URR”). Components of EGPs are used to determine reserves for universal life and fixed, indexed and variable annuity contracts with death and other insurance benefits such as guaranteed minimum death and guaranteed minimum income benefits. Both EGMs and EGPs are based on historical and anticipated future experience which is updated periodically.

2.    Basis of Presentation and Significant Accounting Policies (continued)

In addition, DAC is adjusted through OCI each period as a result of unrealized gains or losses on securities classified as available-for-sale in a process commonly referred to as shadow accounting. This adjustment is required in order to reflect the impact of these unrealized amounts as if these unrealized amounts had been realized.

The projection of EGPs and EGMs requires the extensive use of actuarial assumptions, estimates and judgments about the future. Future EGPs and EGMs are generally projected for the estimated lives of the contracts. Assumptions are set separately for each product and are reviewed at least annually based on our current best estimates of future events. The following table summarizes the most significant assumptions used in the categories set forth below:

Significant Assumption	Product	Explanation and Derivation

Separate account investment return	Variable Annuities (8.0% long-term return assumption) Variable Universal Life (8.0% long-term return assumption)
Separate account return assumptions are derived from the long-term returns observed in the asset classes in which the separate accounts are invested. Short-term deviations from the long-term expectations are expected to revert to the long-term assumption over five years.

Interest rates and default rates	Fixed and Indexed Annuities Universal Life Participating Life
Investment returns are based on the current yields and maturities of our fixed income portfolio combined with expected reinvestment rates given current market interest rates. Reinvestment rates are assumed to revert to long-term rates implied by the forward yield curve and long-term default rates. Contractually permitted future changes in credited rates are assumed to help support investment margins.

Mortality / longevity	Universal Life Variable Universal Life Fixed and Indexed Annuities Participating Life
Mortality assumptions are based on Company experience over a rolling five-year period plus supplemental data from industry sources and trends. A mortality improvement assumption is also incorporated into the overall mortality table.These assumptions can vary by issue age, gender, underwriting class and policy duration.

Policyholder behavior – policy persistency	Universal Life Variable Universal Life Variable Annuities Fixed and Indexed Annuities Participating Life
Policy persistency assumptions vary by product and policy year and are updated based on recently observed experience. Policyholders are generally assumed to behave rationally; hence rates are typically lower when surrender penalties are in effect or when policy benefits are more valuable.

Policyholder behavior – premium persistency	Universal Life Variable Universal Life
Future premiums and related fees are projected based on contractual terms, product illustrations at the time of sale and expected policy lapses without value. Assumptions are updated based on recently observed experience and include anticipated changes in behavior based on changes in policy charges if the Company has a high degree of confidence that such changes will be implemented (e.g., change in cost of insurance (“COI”) charges).

Expenses	All products	Projected maintenance expenses to administer policies in force are based on annually updated studies of expenses incurred.
Reinsurance costs / recoveries	Universal Life Variable Universal Life Variable Annuities Participating Life
Projected reinsurance costs are based on treaty terms currently in force. Recoveries are based on the Company’s assumed mortality and treaty terms. Treaty recaptures are based on contract provisions and management’s intentions.

2.    Basis of Presentation and Significant Accounting Policies (continued)

Annually, we complete a comprehensive assumption review where management makes a determination of best estimate assumptions based on a comprehensive review of recent experience and industry trends. Assumption changes resulting from this review may change our estimate of EGPs in the DAC, SIA, and URR models, as well as projections within the death benefit and other insurance benefit reserving models, the profits followed by losses reserve models, and cost of reinsurance models. Throughout the year, we may also update the assumptions and adjust these balances if emerging data indicates a change is warranted. All assumption changes, whether resulting from the annual comprehensive review or from other periodic assessments, are considered an unlock in the period of revision and adjust the DAC, SIA, URR, death and other insurance benefit reserves, profits followed by losses reserve, and cost of reinsurance balances in the consolidated balance sheets with an offsetting benefit or charge to income to reflect such changes in the period of the revision. An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being more favorable than previous estimates. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being less favorable than previous estimates.

Our process to assess the reasonableness of the EGPs uses internally developed models together with consideration of applicable recent experience and analysis of market and industry trends and other events. Actual gross profits that vary from management’s estimates in a given reporting period may also result in increases or decreases in the rate of amortization recorded in the period.

An analysis is performed annually to assess if there are sufficient gross profits to recover the DAC associated with business written during the year. If the estimates of gross profits cannot support the recovery of DAC, the amount deferred is reduced to the recoverable amount.

Over the last several years, the Company has revised a number of assumptions that have resulted in changes to expected future gross profits. The most significant assumption updates resulting in a change to future gross profits and the amortization of DAC, SIA and URR in 2013 are related to changes in expected premium persistency, and the incorporation of a mortality improvement assumption. Other of the more significant drivers of changes to expected gross profits over the last several years include changes in expected separate account investment returns due to changes in equity markets; changes in expected future interest rates and default rates based on continued experience and expected interest rate changes; changes in mortality, lapses and other policyholder behavior assumptions that are updated to reflect more recent policyholder and industry experience; and changes in expected policy administration expenses.

Premises and equipment

Premises and equipment, consisting primarily of our main office building, are stated at cost less accumulated depreciation and amortization and are included in other assets. We depreciate the building on the straight-line method over 39 years and equipment on the straight-line method over three to seven years. We amortize leasehold improvements over the terms of the related leases or the useful life of the improvement, whichever is shorter.

Separate account assets and liabilities

Separate account assets related to policyholder funds are carried at fair value with an equivalent amount recorded as separate account liabilities. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract owners for management services are included in revenues when services are rendered.

Policy liabilities and accruals

Policy liabilities and accruals include future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to mortality rates guaranteed in calculating the cash surrender values described in such contracts, contractual guaranteed rates of interest which range from 2.3% to 6.0% and morbidity. Participating insurance represented 20.7% and 20.4% of direct individual life insurance in force at December 31, 2013 and 2012, respectively.

2.    Basis of Presentation and Significant Accounting Policies (continued)

Generally, future policy benefits are payable over an extended period of time and related liabilities are calculated recognizing future expected benefits, expenses and premiums. Such liabilities are established based on methods and underlying assumptions in accordance with U.S. GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policyholder behavior, investment returns, inflation, expenses and other contingent events as appropriate. These assumptions are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a cohort basis, as appropriate. If experience is less favorable than assumed, additional liabilities may be established, resulting in a charge to policyholder benefits and claims.

Additional policyholder liabilities for guaranteed benefits on variable annuity and on fixed index annuity contracts are based on estimates of the expected value of benefits in excess of the projected account balance, recognizing the excess over the accumulation period based on total expected assessments. Because these estimates are sensitive to capital market movements, amounts are calculated using multiple future economic scenarios.

Additional policyholder liabilities are established for certain contract features that could generate significant reductions to future gross profits (e.g., death benefits when a contract has zero account value and a no-lapse guarantee). The liabilities are accrued over the lifetime of the block based on assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC and are, thus, subject to the same variability and risk. The assumptions of investment performance and volatility for variable and equity index products are consistent with historical experience of the appropriate underlying equity indices.

We expect that our universal life block of business will generate profits followed by losses and therefore we establish an additional liability to accrue for the expected losses over the period of expected profits. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC and are subject to the same variability and risk.

The liability for universal life-type contracts primarily includes the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited at rates which range from 3.0% to 4.5%, amounts that have been assessed to compensate us for services to be performed over future periods, accumulated account deposits, withdrawals and any amounts previously assessed against the policyholder that are refundable. There may also be a liability recorded for contracts that include additional death or other insurance benefit features as discussed above.

The Company periodically reviews its estimates of actuarial liabilities for policyholder benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, as well as in the establishment of the related liabilities, result in variances in profit and could result in losses.

Policy liabilities and accruals also include liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. The Company does not establish claim liabilities until a loss has occurred. However, unreported losses and loss adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Embedded derivatives

Certain contracts contain guarantees that are accounted for as embedded derivative instruments. These guarantees are assessed to determine if a separate instrument with the same terms would qualify as a derivative and if they are not clearly and closely related to the economic characteristics of the host contract. Contract guarantees that meet these criteria are reported separately from the host contract and reported at fair value.

The guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum accumulation benefit (“GMAB”) and combination rider (“COMBO”) represent embedded derivative liabilities in the variable annuity contracts. These liabilities are accounted for at fair value within policyholder deposit funds on the consolidated balance sheets with changes in the fair value of embedded derivatives recorded in realized investment gains on the consolidated statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted.

2.    Basis of Presentation and Significant Accounting Policies (continued)

Fixed indexed annuities offer a variety of index options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. The index options represent embedded derivative liabilities accounted for at fair value within policyholder deposit funds on the consolidated balance sheets with changes in fair value recorded in realized investment gains and losses in the consolidated statements of income and comprehensive income. The fair value of these index options is based on the impact of projected interest rates and equity markets and is discounted using the projected interest rate. Several additional inputs reflect our internally developed assumptions related to lapse rates and policyholder behavior.

See Note 9 to these financial statements for additional information regarding embedded derivatives.

Policyholder deposit funds

Amounts received as payment for certain deferred annuities and other contracts without life contingencies are reported as deposits to policyholder deposit funds. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract owner as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date as well as accumulated policyholder dividends and the liability representing the fair value of embedded derivatives associated with those contracts.

Contingent liabilities

Management evaluates each contingent matter separately and in aggregate. Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Demutualization and closed block

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of EGMs of closed block policies for the purpose of amortization of DAC.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to shareholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

Revenue recognition

We recognize premiums for participating life insurance products and other life insurance products as revenue when due from policyholders. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Revenues from these products consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts in proportion to EGPs.

2.    Basis of Presentation and Significant Accounting Policies (continued)

Certain variable annuity contracts and fixed index annuity contract riders provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. The fee for these riders is recorded in fee income. These benefits are accounted for as insurance benefits. Certain variable annuity contracts features and fixed index annuity index options are considered embedded derivatives. See Note 9 to these financial statements for additional information.

Reinsurance

Premiums, policy benefits and operating expenses related to our traditional life and term insurance policies are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the net estimated cost of reinsurance are recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

For universal life and variable universal life contracts, reinsurance premiums and ceded benefits are reflected net within policy benefits. Reinsurance recoverables are recognized in the same period as the related reinsured claim. The net cost or benefit of reinsurance (the present value of all expected ceded premium payments and expected future benefit payments) is recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

Operating expenses

Operating expenses are recognized on the accrual basis which are allocated to us. Expenses allocated may not be indicative of a standalone company. See Note 18 to these financial statements for additional information regarding the service agreement.

Income taxes

Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with intraperiod allocation rules. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances. Also, if indicated, we recognize interest or penalties related to income taxes as a component of the income tax provision.

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits generated by the Company will be provided at the earlier of when such loss or credit is utilized in the consolidated federal tax return and when the tax attribute would have otherwise expired.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (“IRS”) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

2.    Basis of Presentation and Significant Accounting Policies (continued)

Audit fees and other professional services associated with the Restatement

Professional fees associated with the previously reported restatement of prior period financial statements of the Company are being recognized and expensed as incurred and totaled $4.0 million in 2013.

3.    Demutualization and Closed Block

In 1999, we began the process of reorganizing and demutualizing our then principal operating company, Phoenix Home Life. We completed the process in June 2001, when all policyholder membership interests in this mutual company were extinguished and eligible policyholders of the mutual company received shares of common stock of PNX, together with cash and policy credits, as compensation. To protect the future dividends of these policyholders, we also established a closed block for their existing policies.

Because closed block liabilities exceed closed block assets, we have a net closed block liability at December 31, 2013 and 2012, respectively. This net liability represents the maximum future earnings contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

Closed Block Assets and Liabilities:	As of December 31,
($ in millions)	2013	2012	Inception

Available-for-sale debt securities	$5,804.6	$6,221.5	$4,773.1
Available-for-sale equity securities	25.8	11.4	—
Short-term investments	106.9	174.9	—
Limited partnerships and other investments	345.3	353.1	399.0
Policy loans	1,201.6	1,233.5	1,380.0
Fair value investments	40.3	30.8	—
Total closed block investments	7,524.5	8,025.2	6,552.1
Cash and cash equivalents	78.2	32.7	—
Accrued investment income	81.7	85.3	106.8
Receivables	48.8	53.3	35.2
Reinsurance recoverable	26.8	27.2	—
Deferred income taxes, net	284.9	211.5	389.4
Other closed block assets	9.4	31.7	6.2
Total closed block assets	8,054.3	8,466.9	7,089.7
Policy liabilities and accruals	8,257.2	8,465.1	8,301.7
Policyholder dividends payable	207.8	223.8	325.1
Policy dividend obligation	497.9	736.4	—
Other closed block liabilities	65.5	47.6	12.3
Total closed block liabilities	9,028.4	9,472.9	8,639.1
Excess of closed block liabilities over closed block assets [1]	974.1	1,006.0	$1,549.4
Less: Excess of closed block assets over closed block liabilities attributable to noncontrolling interests	(7.4)	(5.4)
Excess of closed block liabilities over closed block assets attributable to Phoenix Life Insurance Company	$981.5	$1,011.4
———————

[1]
The maximum future earnings summary to inure to the benefit of the stockholders is represented by the excess of closed block liabilities over closed block assets. All unrealized investment gains (losses), net of income tax, have been allocated to the policyholder dividend obligation.

3.    Demutualization and Closed Block (continued)

Closed Block Revenues and Expenses and Changes in	Years Ended December 31,
Policyholder Dividend Obligations:	2013	2012	2011
($ in millions)
Closed block revenues
Premiums	$317.8	$369.5	$413.7
Net investment income	409.2	452.9	465.5
Net realized investment gains (losses)	16.2	9.2	(4.1)
Total revenues	743.2	831.6	875.1
Policy benefits, excluding dividends	466.8	493.2	564.8
Other operating expenses	5.3	3.0	3.7
Total benefits and expenses, excluding policyholder dividends	472.1	496.2	568.5
Closed block contribution to income before dividends and income taxes	271.1	335.4	306.6
Policyholder dividends	(232.8)	(292.1)	(258.8)
Closed block contribution to income before income taxes	38.3	43.3	47.8
Applicable income tax expense	13.4	15.2	16.7
Closed block contribution to income	24.9	28.1	31.1
Less: Closed block contribution to income attributable to noncontrolling interests	(0.3)	0.5	(0.1)
Closed block contribution to income attributable to Phoenix Life Insurance Company	$25.2	$27.6	$31.2

Policyholder dividend obligation
Policyholder dividends provided through earnings	$232.8	$292.1	$258.8
Policyholder dividends provided through OCI	(308.7)	168.1	158.5
Additions to (decreases from) policyholder dividend liabilities	(75.9)	460.2	417.3
Policyholder dividends paid	(178.6)	(211.5)	(251.2)
Change in policyholder dividend liabilities	(254.5)	248.7	166.1
Policyholder dividend liabilities, beginning of period	960.2	711.5	545.4
Policyholder dividend liabilities, end of period	705.7	960.2	711.5
Policyholder dividends payable, end of period	(207.8)	(223.8)	(241.0)
Policyholder dividend obligation, end of period	$497.9	$736.4	$470.5

The policyholder dividend obligation includes approximately $200.0 million and $172.6 million, respectively, for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization as of December 31, 2013 and 2012, respectively. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income. As of December 31, 2013 and 2012, the policyholder dividend obligation also includes $297.9 million and $607.2 million, respectively, of net unrealized gains on investments supporting the closed block liabilities.

4.     Reinsurance
We use reinsurance agreements to limit potential losses, reduce exposure to larger risks and provide capital relief with regard to certain reserves.

The amount of risk ceded depends on our evaluation of the specific risk and applicable retention limits. For business sold prior to December 31, 2010, our retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, our retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies. We also assume reinsurance from other insurers.

4.    Reinsurance (continued)

Our reinsurance program cedes various types of risks to other reinsurers primarily under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance agreements result in passing all or a portion of the risk to the reinsurer. Under coinsurance agreements on our traditional and term insurance policies, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Under our yearly renewable term agreements, the ceded premium represents a charge for the death benefit coverage.

Effective October 1, 2009, PHL Variable Insurance Company (“PHL Variable”) and Phoenix Life and Annuity Company coinsured all the benefit risks, net of existing reinsurance, on their term insurance business in force.

Trust agreements and irrevocable letters of credit aggregating $47.7 million at December 31, 2013 have been arranged with commercial banks in our favor to collateralize the ceded reserves. This includes $2.4 million of irrevocable letters of credit related to our discontinued group accident and health reinsurance operations.

We assume and cede business related to our discontinued group accident and health reinsurance operations. While we are not writing any new contracts, we are contractually obligated to continue to assume and cede premiums related to existing contracts. See Note 19 to these financial statements for additional information.

Reinsurance recoverable includes balances due from reinsurers for paid and unpaid losses and is presented net of an allowance for uncollectable reinsurance. The reinsurance recoverable balance is $603.3 million and $583.6 million as of December 31, 2013 and 2012, respectively. Other reinsurance activity is shown below.

Direct Business and Reinsurance in Continuing Operations:	Years Ended December 31,
($ in millions)	2013	2012	2011

Direct premiums	$501.8	$565.3	$617.8
Premiums assumed from reinsureds	11.8	11.8	13.6
Premiums ceded to reinsurers [1]	(162.0)	(174.8)	(182.7)
Premiums	$351.6	$402.3	$448.7
Percentage of amount assumed to net premiums	3.4%	2.9%	3.0%

Direct policy benefits incurred	$818.1	$812.9	$763.1
Policy benefits assumed from reinsureds	22.7	68.7	9.6
Policy benefits ceded to reinsurers	(265.4)	(270.3)	(255.2)
Premiums paid to reinsurers [2]	80.1	97.4	95.9
Policy benefits [3]	$655.5	$708.7	$613.4

Direct life insurance in force	$103,861.2	$115,298.6	$122,981.9
Life insurance in force assumed from reinsureds	222.6	369.2	1,753.7
Life insurance in force ceded to reinsurers	(67,238.5)	(74,609.4)	(81,259.2)
Life insurance in force	$36,845.3	$41,058.4	$43,476.4
Percentage of amount assumed to net insurance in force	0.6%	0.9%	4.0%
———————

[1]	Primarily represents premiums ceded to reinsurers related to traditional life and term insurance policies.

[2]
For universal life and variable universal life contracts, premiums paid to reinsurers are reflected within policy benefits. See Note 2 to these financial statements for additional information regarding significant accounting policies.

[3]
Policy benefit amounts above exclude changes in reserves, interest credited to policyholders and other items, which total $326.3 million, $459.8 million and $523.5 million, net of reinsurance, for the years ended December 31, 2013, 2012 and 2011, respectively.

4.    Reinsurance (continued)

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to the Company. Since we bear the risk of nonpayment, on a quarterly basis we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. Based on our review of their financial statements, reputation in the reinsurance marketplace and other relevant information, we believe that we have no material exposure to uncollectible life reinsurance. At December 31, 2013, five major reinsurance companies account for approximately 66% of the reinsurance recoverable.

5.     Deferred Policy Acquisition Costs

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

Deferred Policy Acquisition Costs:	Years Ended December 31,
($ in millions)	2013	2012	2011

Policy acquisition costs deferred	$66.7	$69.2	$102.6
Costs amortized to expenses:
Recurring costs	(125.8)	(145.9)	(161.3)
Assumption unlocking	17.7	(55.2)	2.8
Realized investment gains (losses)	(9.5)	(1.0)	(0.1)
Offsets to net unrealized investment gains or losses included in AOCI [1]	94.2	(75.4)	(52.8)
Change in DAC	43.3	(208.3)	(108.8)
DAC, beginning of period	922.4	1,130.7	1,239.5
DAC, end of period	$965.7	$922.4	$1,130.7
———————

[1]
An offset to DAC and AOCI is recorded each period to the extent that, had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to DAC amortized using gross profits or gross margins would result.

During the years ended December 31, 2013, 2012 and 2011, deferred expenses primarily consisted of third-party commissions related to fixed indexed annuity sales.

6.    Sales Inducements

The Company currently offers bonus payments to contract owners on certain of its individual life and annuity products. Expenses incurred related to bonus payments are deferred and amortized over the life of the related contracts in a pattern consistent with the amortization of DAC. The Company unlocks the assumption used in the amortization of the deferred sales inducement asset consistent with the unlock of assumptions used in determining EGPs. Deferred sales inducements are included in other assets on the consolidated balance sheets and amortization of deferred sales inducements is included in other operating expense on the consolidated statements of income and comprehensive income.

Changes in Deferred Sales Inducement Activity:	Years Ended December 31,
($ in millions)	2013	2012	2011

Deferred asset, beginning of period	$61.4	$50.2	$20.9
Sales inducements deferred	10.6	15.4	48.3
Amortization charged to income	(7.3)	(6.7)	(4.9)
Offsets to net unrealized investment gains or losses included in AOCI	11.4	2.5	(14.1)
Deferred asset, end of period	$76.1	$61.4	$50.2

7.    Investing Activities

Debt and equity securities

The following tables present the debt and equity securities available-for-sale by sector held at December 31, 2013 and 2012, respectively. The unrealized loss amounts presented below include the non-credit loss component of OTTI losses. We classify these investments into various sectors in line with industry conventions.

Fair Value and Cost of Securities:	December 31, 2013
($ in millions)	Amortized Cost	Gross Unrealized Gains [1]	Gross Unrealized Losses [1]	Fair Value	OTTI Recognized in AOCI [2]

U.S. government and agency	$370.2	$36.2	$(2.6)	$403.8	$—
State and political subdivision	402.5	18.2	(10.2)	410.5	(1.1)
Foreign government	194.0	16.6	(0.7)	209.9	—
Corporate	7,347.7	429.7	(140.1)	7,637.3	(8.8)
Commercial mortgage-backed (“CMBS”)	681.2	36.2	(2.9)	714.5	(3.4)
Residential mortgage-backed (“RMBS”)	1,892.5	41.2	(37.4)	1,896.3	(26.5)
CDO/CLO	220.5	5.8	(5.1)	221.2	(15.3)
Other asset-backed	311.1	14.8	(7.5)	318.4	(1.8)
Available-for-sale debt securities	$11,419.7	$598.7	$(206.5)	$11,811.9	$(56.9)

Amounts applicable to the closed block	$5,515.2	$365.3	$(75.9)	$5,804.6	$(16.5)

Available-for-sale equity securities	$40.4	$22.3	$(0.9)	$61.8	$—

Amounts applicable to the closed block	$17.1	$9.1	$(0.4)	$25.8	$—
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our consolidated balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component.

7.    Investing Activities (continued)

Fair Value and Cost of Securities:	December 31, 2012
($ in millions)	Amortized Cost	Gross Unrealized Gains [1]	Gross Unrealized Losses [1]	Fair Value	OTTI Recognized in AOCI [2]

U.S. government and agency	$348.6	$57.5	$(2.5)	$403.6	$—
State and political subdivision	320.9	37.8	(2.1)	356.6	(1.1)
Foreign government	167.6	36.7	—	204.3	—
Corporate	7,012.0	747.1	(72.1)	7,687.0	(8.3)
CMBS	816.2	72.9	(7.9)	881.2	(6.2)
RMBS	1,697.1	94.2	(20.8)	1,770.5	(30.5)
CDO/CLO	237.5	6.4	(23.1)	220.8	(18.1)
Other asset-backed	420.5	26.6	(12.4)	434.7	(1.4)
Available-for-sale debt securities	$11,020.4	$1,079.2	$(140.9)	$11,958.7	$(65.6)

Amounts applicable to the closed block	$5,614.8	$644.9	$(38.2)	$6,221.5	$(21.3)

Available-for-sale equity securities	$27.5	$9.7	$(2.4)	$34.8	$—

Amounts applicable to the closed block	$10.9	$1.8	$(1.3)	$11.4	$—
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our consolidated balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component.

Maturities of Debt Securities:	December 31, 2013
($ in millions)	Amortized Cost	Fair Value

Due in one year or less	$364.5	$373.0
Due after one year through five years	2,165.7	2,329.6
Due after five years through ten years	3,023.9	3,086.2
Due after ten years	2,760.3	2,872.7
CMBS/RMBS/ABS/CDO/CLO [1]	3,105.3	3,150.4
Total	$11,419.7	$11,811.9
———————

[1]	CMBS, RMBS, ABS, CDO and CLO are not listed separately in the table as each security does not have a single fixed maturity.

The maturities of debt securities, as of December 31, 2013, are summarized in the table above by contractual maturity. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we have the right to put or sell certain obligations back to the issuers.

7.    Investing Activities (continued)

The following table depicts the sources of available-for-sale investment proceeds and related investment gains (losses).

Sales of Available-for-Sale Securities:	As of December 31,
($ in millions)	2013	2012	2011

Debt securities, available-for-sale
Proceeds from sales	$536.1	$346.4	$362.0
Proceeds from maturities/repayments	1,544.4	1,524.6	1,083.7
Gross investment gains from sales, prepayments and maturities	44.7	52.2	13.4
Gross investment losses from sales and maturities	(4.5)	(11.3)	(4.4)

Equity securities, available-for-sale
Proceeds from sales	$6.8	$12.6	$9.4
Gross investment gains from sales	3.4	8.5	3.8
Gross investment losses from sales	(1.2)	(0.4)	(0.1)

Aging of Temporarily Impaired Securities:	As of December 31, 2013
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$48.0	$(2.1)	$3.0	$(0.5)	$51.0	$(2.6)
State and political subdivision	120.1	(7.7)	10.7	(2.5)	130.8	(10.2)
Foreign government	41.0	(0.7)	—	—	41.0	(0.7)
Corporate	1,769.4	(91.8)	313.4	(48.3)	2,082.8	(140.1)
CMBS	93.7	(2.7)	6.5	(0.2)	100.2	(2.9)
RMBS	773.5	(24.3)	144.4	(13.1)	917.9	(37.4)
CDO/CLO	64.1	(0.6)	94.1	(4.5)	158.2	(5.1)
Other asset-backed	22.3	(0.1)	29.5	(7.4)	51.8	(7.5)
Debt securities	2,932.1	(130.0)	601.6	(76.5)	3,533.7	(206.5)
Equity securities	4.0	—	3.7	(0.9)	7.7	(0.9)
Total temporarily impaired securities	$2,936.1	$(130.0)	$605.3	$(77.4)	$3,541.4	$(207.4)

Amounts inside the closed block	$1,176.1	$(48.9)	$224.6	$(27.4)	$1,400.7	$(76.3)

Amounts outside the closed block	$1,760.0	$(81.1)	$380.7	$(50.0)	$2,140.7	$(131.1)

Amounts outside the closed block that are below investment grade	$75.3	$(3.5)	$52.9	$(7.8)	$128.2	$(11.3)

Number of securities		476		153		629

Unrealized losses on below-investment-grade debt securities outside the closed block with a fair value depressed by more than 20% of amortized cost totaled $5.1 million at December 31, 2013, of which $2.7 million was depressed by more than 20% of amortized cost for more than 12 months.

Unrealized losses on below-investment-grade debt securities held in the closed block with a fair value depressed by more than 20% of amortized cost totaled $4.8 million at December 31, 2013, of which $0 was depressed by more than 20% of amortized cost for more than 12 months.

7.    Investing Activities (continued)

As of December 31, 2013, available-for-sale securities in an unrealized loss position for over 12 months consisted of 147 debt securities and six equity securities. The debt securities primarily consist of municipal securities, asset backed securities and corporate securities, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. Securities in a loss position with a duration of less than 12 months have generally experienced declines in value due to rising interest rates but the Company expects to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis is performed, which considers any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Similarly, for equity securities in an unrealized loss position for more than 12 months, management performs an analysis on a security by security basis. Although there may be sustained losses for greater than 12 months on these securities, additional information is obtained related to company performance which would not indicate that the additional losses are other-than-temporary.

Aging of Temporarily Impaired Securities:	As of December 31, 2012
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$8.9	$(0.1)	$28.4	$(2.4)	$37.3	$(2.5)
State and political subdivision	13.6	(0.7)	7.0	(1.4)	20.6	(2.1)
Foreign government	—	—	—	—	—	—
Corporate	300.5	(6.2)	315.8	(65.9)	616.3	(72.1)
CMBS	8.4	(1.0)	30.8	(6.9)	39.2	(7.9)
RMBS	64.7	(0.5)	212.6	(20.3)	277.3	(20.8)
CDO/CLO	26.2	(2.1)	129.8	(21.0)	156.0	(23.1)
Other asset-backed	10.1	(0.7)	43.4	(11.7)	53.5	(12.4)
Debt securities	432.4	(11.3)	767.8	(129.6)	1,200.2	(140.9)
Equity securities	4.4	(1.6)	2.4	(0.8)	6.8	(2.4)
Total temporarily impaired securities	$436.8	$(12.9)	$770.2	$(130.4)	$1,207.0	$(143.3)

Amounts inside the closed block	$150.7	$(4.6)	$332.4	$(34.9)	$483.1	$(39.5)

Amounts outside the closed block	$286.1	$(8.3)	$437.8	$(95.5)	$723.9	$(103.8)

Amounts outside the closed block that are below investment grade	$29.8	$(2.0)	$176.5	$(63.5)	$206.3	$(65.5)

Number of securities		108		194		302

Unrealized losses on below-investment-grade debt securities outside the closed block with a fair value depressed by more than 20% of amortized cost totaled $52.3 million at December 31, 2012, of which $52.1 million was depressed by more than 20% of amortized cost for more than 12 months.

Unrealized losses on below-investment-grade debt securities held in the closed block with a fair value depressed by more than 20% of amortized cost totaled $5.5 million at December 31, 2012, of which $5.5 million was depressed by more than 20% of amortized cost for more than 12 months.

7.    Investing Activities (continued)

As of December 31, 2012, available-for-sale securities in an unrealized loss position for over 12 months consisted of 191 debt securities and three equity securities. The debt securities primarily consist of municipal securities, asset backed securities and corporate securities, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis is performed, which considers any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Similarly, for equity securities in an unrealized loss position for more than 12 months, management performs an analysis on a security by security basis. Although there may be sustained losses for greater than 12 months on these securities, additional information is obtained related to company performance which would not indicate that the losses are other-than-temporary.

Evaluating temporarily impaired available-for-sale securities

In management’s evaluation of temporarily impaired securities, many factors about individual issuers of securities as well as our best judgment in determining the cause of a decline in the estimated fair value are considered in the assessment of potential near-term recovery in the security’s value. Some of those considerations include, but are not limited to: (i) duration of time and extent to which the estimated fair value has been below cost or amortized cost; (ii) for debt securities, if the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (iii) whether the issuer is experiencing significant financial difficulties and the potential for impairments of that issuer’s securities; (iv) pervasive issues across an entire industry sector/sub-sector; and (v) for structured securities, assessing any changes in the forecasted cash flows, the quality of underlying collateral, expectations of prepayment speeds, loss severity and payment priority of tranches held.

Other-than-temporary impairments

Management assessed all securities in an unrealized loss position in determining whether impairments were temporary or other-than-temporary. In reaching its conclusions, management exercised significant judgment and used a number of issuer-specific quantitative indicators and qualitative judgments to assess the probability of receiving a given security’s contractual cash flows. This included the issue’s implied yield to maturity, cumulative default rate based on rating, comparisons of issue-specific spreads to industry or sector spreads, specific trading activity in the issue and other market data such as recent debt tenders and upcoming refinancing requirements. Management also reviewed fundamentals such as issuer credit and liquidity metrics, business outlook and industry conditions. Management maintains a watch list of securities that is reviewed for impairments. Each security on the watch list was evaluated, analyzed and discussed, with the positive and negative factors weighed in the ultimate determination of whether or not the security was other-than-temporarily impaired. For securities for which no OTTI was ultimately indicated at December 31, 2013, management does not have the intention to sell, nor does it expect to be required to sell, these securities prior to their recovery.

Fixed income OTTIs recorded were primarily concentrated in structured securities. These impairments were driven primarily by increased collateral default rates. In our judgment, these credit events and other adverse conditions of the collateral have caused, or will most likely lead to, a deficiency in the contractual cash flows related to the investment. Therefore, based upon these credit events, we have determined that OTTIs exist. Total debt impairments recognized through earnings related to such credit-related circumstances were $12.3 million in 2013, $22.7 million in 2012 and $25.9 million in 2011. There were equity security OTTIs of $0 in 2013, $5.7 million in 2012 and $0.8 million in 2011. There were limited partnerships and other investment OTTIs of $0 in 2013, $0.3 million in 2012 and $0 in 2011.

In addition to these credit-related impairments recognized through earnings, we impaired securities to fair value through other comprehensive loss for any impairments related to non-credit related factors. These types of impairments were driven primarily by market or sector credit spread changes or by changes in liquidity in the securities. The amount of impairments recognized as an adjustment to other comprehensive loss due to these factors was $(4.8) million in 2013, $22.9 million in 2012 and $38.0 million in 2011.

7.    Investing Activities (continued)

The following table presents a roll-forward of pre-tax credit losses recognized in earnings related to debt securities for which a portion of the OTTI was recognized in OCI.

Credit Losses Recognized in Earnings on Debt Securities for	As of December 31,
which a Portion of the OTTI Loss was Recognized in OCI:	2013	2012	2011
($ in millions)

Balance, beginning of period	$(71.1)	$(77.8)	$(64.7)
Add: Credit losses on securities not previously impaired [1]	(1.1)	(6.7)	(11.7)
Add: Credit losses on securities previously impaired [1]	(4.7)	(13.1)	(8.5)
Less: Credit losses on securities impaired due to intent to sell	—	—	—
Less: Credit losses on securities sold	6.4	26.5	7.1
Less: Increases in cash flows expected on previously impaired securities	—	—	—
Balance, end of period	$(70.5)	$(71.1)	$(77.8)
———————

[1]
Additional credit losses on securities for which a portion of the OTTI loss was recognized in AOCI are included within net OTTI losses recognized in earnings on the statements of income and comprehensive income.

Limited partnerships and other investments

Limited Partnerships and Other Investments:	As of December 31,
($ in millions)	2013	2012

Limited partnerships
Private equity funds	$243.4	$241.7
Mezzanine funds	180.4	202.1
Infrastructure funds	38.1	42.5
Hedge funds	13.0	14.3
Mortgage and real estate funds	3.3	5.4
Leveraged leases	16.8	17.9
Direct equity investments	42.5	29.2
Life settlements	18.5	17.8
Other alternative assets	2.8	3.2
Limited partnerships and other investments	$558.8	$574.1

Amounts applicable to the closed block	$345.3	$353.1

Equity method investees

The Company uses equity method accounting when it has more than a minor interest or influence of the partnership’s or limited liability company’s (“LLCs”) operations but does not have a controlling interest. Equity method income is recognized as earned by the investee. Management views the information reported from the underlying funds as the best information available to record its investments. Further, management is in direct communication with the fund managers to ensure accuracy of ending capital balances.

7.    Investing Activities (continued)

The following tables present the aggregated summarized financial information of certain equity method investees in limited partnerships and LLCs. For all three periods, the equity in earnings that we record through net investment income of these equity method investees in aggregate exceeds 10% of the Company’s income from continuing operations before income taxes.

Aggregated Summarized Balance Sheet Information of Equity Method Investees:	As of December 31,
($ in millions)	2013	2012

Total assets	$56,434.1	$60,921.3

Total liabilities	$1,654.0	$2,298.4

Aggregated Net Investment Income:	Years Ended December 31,
($ in millions)	2013	2012	2011

Total investment revenues	$2,759.7	$2,389.6	$3,093.6
Net income	$9,297.3	$8,315.2	$5,489.5

Summarized financial information for these equity method investees is reported on a three-month delay due to the timing of financial statements as of the current reporting period.

Leveraged leases

The Company records its investment in a leveraged lease net of the nonrecourse debt. The Company recognizes income on the leveraged leases by applying the estimated rate of return to the net investment in the lease. The Company regularly reviews the estimated residual values and, if necessary, impairs them to expected values.

Investment in leveraged leases, included in limited partnerships and other investments, consisted of the following:

Investment in Leveraged Leases:	2013	2012
($ in millions)

Rental receivables, net	$10.1	$11.4
Estimated residual values	7.3	7.3
Unearned income	(0.6)	(0.8)
Investment in leveraged leases	$16.8	$17.9

Rental receivables are generally due in periodic installments. The payments are made semi-annually and range from three to five years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed at least annually. The Company defines non-performing rental receivables as those that are 90 days or more past due. At December 31, 2013 and 2012, all rental receivables were performing. The deferred income tax liability related to leveraged leases was $11.7 million and $11.6 million at December 31, 2013 and 2012, respectively. The components of income from investment in leveraged leases, excluding net investment gains (losses) were as follows:

Investment Income after Income Tax from	As of December 31,
Investment in Leveraged Leases:	2013	2012	2011
($ in millions)

Income from investment in leveraged leases	$0.1	$0.2	$0.2
Less: Income tax expense on leveraged leases	—	(0.1)	(0.1)
Investment income after income tax from investment in leveraged leases	$0.1	$0.1	$0.1

7.    Investing Activities (continued)

Direct equity investments

Direct equity investments are equity interests in LLCs entered into on a co-investment basis with sponsors of private equity funds for strategic and capital appreciation purposes and are accounted for under the equity method. The Company records its share of earnings on a three-month delay when timely financial information is not available and the delivery of investee’s financial reporting occurs after the end of the current reporting period. Further, management has open communication with each fund manager and, to the extent financial information is available, receives quarterly statements from the underlying funds. Management also performed an analysis on the funds’ financial statements to assess reasonableness of information provided by third parties. Income recognized from our other direct equity investments was $8.9 million, $(0.2) million and $0.3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

For those direct equity investments which were determined to be VIE’s, we are the primary beneficiary and consolidate where we have the power to direct the most significant activities of the entity and an economic interest in the entity. The undistributed earnings of direct equity investments not consolidated were $9.2 million, $(3.1) million and $(0.1) million at December 31, 2013, 2012 and 2011, respectively. Any future investment in these structures is discretionary.

The following table presents the carrying value and change in investment balance of non-consolidated direct equity investments:

Carrying Value and Change in Investment Balance of
Non-Consolidated Direct Equity Investments:
($ in millions)

Balance as of December 31, 2011	$28.5
Net contributions (distributions)	0.8
Net income (loss)	(0.1)
Balance as of December 31, 2012	29.2
Net contributions (distributions)	4.5
Net income (loss)	8.8
Balance as of December 31, 2013	$42.5

Life settlements

During 2013, 2012 and 2011, income (losses) recognized on life settlement contracts was $0.7 million, $0.9 million and $0, respectively. These amounts are included in net investment income in the consolidated statements of income and comprehensive income. Our life settlement contracts reported above are monitored for impairment on a contract-by-contract basis annually. An investment in a life settlement contract is considered impaired if the undiscounted cash flows from the expected proceeds from the insurance policy are less than the carrying amount of the investment plus the expected costs to keep the policy in force. If an impairment loss is recognized, the investment is written down to fair value. Anticipated policy cash flows are based on the Company’s latest mortality assumptions. Impairment charges on life settlement contracts included in net realized capital gains (losses) totaled $0, $0.3 million, and $0 in 2013, 2012, and 2011 respectively, with no previous impairments recorded.

Remaining Life Expectancy of Insured:			Face Value
($ in millions)	Number of	Carrying	(Death
	Contracts	Value	Benefits)

0-4 years	—	$—	$—
4-5 years	5	10.5	22.0
Thereafter	8	8.0	37.1
Total	13	$18.5	$59.1

7.    Investing Activities (continued)

At December 31, 2013, the anticipated life insurance premiums required to keep the life settlement contracts in force, payable in the next 12 months ending December 31, 2014 and the four succeeding years ending December 31, 2018 are $1.1 million, $0.8 million, $0.8 million, $0.9 million and $0.9 million, respectively.

Statutory deposits

Pursuant to certain statutory requirements, as of December 31, 2013 and 2012, our insurance company subsidiaries had on deposit securities with a fair value of $31.1 million and $33.0 million, respectively, in insurance department special deposit accounts. Our insurance company subsidiaries are not permitted to remove the securities from these accounts without approval of the regulatory authority.

Net investment income

Net investment income is comprised primarily of interest income, including amortization of premiums and accretion of discounts on structured securities, based on yields which are changed due to expectations in projected principal and interest cash flows, dividend income from common and preferred stock, gains and losses on securities measured at fair value and earnings from investments accounted for under the equity method of accounting.

Sources of Net Investment Income:	Years Ended December 31,
($ in millions)	2013	2012	2011

Debt securities [1]	$572.5	$607.2	$607.7
Equity securities	—	3.0	1.1
Limited partnerships and other investments	61.0	64.7	49.0
Policy loans	160.0	161.5	171.8
Fair value investments	8.7	9.4	3.5
Total investment income	802.2	845.8	833.1
Less: Discontinued operations	1.3	2.1	2.1
Less: Investment expenses	13.6	13.8	13.5
Net investment income	$787.3	$829.9	$817.5

Amounts applicable to closed block	$409.2	$452.9	$465.5
———————

[1]	Includes net investment income on short-term investments.

7.    Investing Activities (continued)

Net realized investment gains (losses)

Sources and Types of Net Realized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2013	2012	2011

Total other-than-temporary debt impairments	$(7.5)	$(45.6)	$(63.9)
Portion of loss recognized in OCI	(4.8)	22.9	38.0
Net debt impairments recognized in earnings	$(12.3)	$(22.7)	$(25.9)

Debt security impairments:
U.S. government and agency	$—	$—	$—
State and political subdivision	—	(0.6)	—
Foreign government	—	—	—
Corporate	(3.8)	(3.0)	(9.1)
CMBS	(2.9)	(4.1)	(3.6)
RMBS	(5.4)	(10.1)	(9.8)
CDO/CLO	(0.2)	(3.8)	(2.1)
Other asset-backed	—	(1.1)	(1.3)
Net debt security impairments	(12.3)	(22.7)	(25.9)
Equity security impairments	—	(5.7)	(0.8)
Limited partnerships and other investment impairments	—	(0.3)	—
Impairment losses	(12.3)	(28.7)	(26.7)
Debt security transaction gains	44.8	52.2	13.6
Debt security transaction losses	(4.5)	(11.4)	(6.0)
Equity security transaction gains	3.4	8.5	3.8
Equity security transaction losses	(1.2)	(0.4)	(0.1)
Limited partnerships and other investment gains	0.8	7.8	5.9
Limited partnerships and other investment losses	(4.4)	(2.2)	(4.7)
Net transaction gains (losses)	38.9	54.5	12.5
Derivative instruments	(27.7)	(50.4)	14.4
Embedded derivatives [1]	18.8	12.1	(34.4)
Assets valued at fair value	—	—	—
Net realized investment gains (losses), excluding impairment losses	30.0	16.2	(7.5)
Net realized investment gains (losses), including impairment losses	$17.7	$(12.5)	$(34.2)
———————

[1]
Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity GMWB, GMAB and COMBO riders. See Note 9 to these financial statements for additional disclosures.

7.    Investing Activities (continued)

Unrealized investment gains (losses)

Sources of Changes in Net Unrealized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2013	2012	2011

Debt securities	$(546.1)	$408.5	$280.7
Equity securities	14.1	4.2	(7.4)
Other investments	(0.9)	(0.2)	(0.2)
Net unrealized investment gains (losses)	$(532.9)	$412.5	$273.1

Net unrealized investment gains (losses)	$(532.9)	$412.5	$273.1
Applicable to closed block policyholder dividend obligation	(308.7)	168.0	158.6
Applicable to DAC	(94.2)	75.4	52.8
Applicable to other actuarial offsets	(73.6)	75.5	37.9
Applicable to deferred income tax expense (benefit)	(20.7)	98.4	0.3
Offsets to net unrealized investment gains (losses)	(497.2)	417.3	249.6
Net unrealized investment gains (losses) included in OCI	$(35.7)	$(4.8)	$23.5

Consolidated variable interest entities

Effective January 1, 2010, the Company adopted guidance related to consolidation of VIEs. The revised consolidation guidance amended the definition as well as the method of determining whether an entity is the primary beneficiary of a VIE to a qualitative model. Under the new model, an entity that has both the ability to direct the significant activities of the VIE and the obligation to receive the benefits or absorb the losses that is significant to the VIE is considered the primary beneficiary. This update requires ongoing assessment and enhanced disclosures including the effect of the Company’s involvement with VIEs on its financial statements.

The Company regularly invests in private equity type fund structures which are VIEs. Entities which do not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest are referred to as VIEs. We perform ongoing assessments of our investments in VIEs to determine whether we have the power to direct the most significant activities of the entity and an economic interest in the entity. When we hold both the power to direct the most significant activities of the entity and an economic interest in the entity, we are considered to be the primary beneficiary of the entity and consolidate the VIE. The consolidated entities are all investment company-like structures which follow specialized investment company accounting and record underlying investments at fair value. The nature of the VIEs’ operations and purpose are private equity limited partnerships, single asset LLCs and a fund of fund investment structure and have investments in homogeneous types of assets presented below.

7.    Investing Activities (continued)

The following table presents the total assets and total liabilities relating to consolidated VIEs at December 31, 2013 and 2012.

Carrying Value of Assets and Liabilities for Consolidated Variable Interest Entities:	December 31, 2013			December 31, 2012
($ in millions)	Assets	Liabilities	Maximum Exposure to Loss [1]	Assets	Liabilities	Maximum Exposure to Loss [1]

Debt securities, at fair value [2]	$3.6	$—	$3.2	$3.6	$—	$3.4
Equity securities, at fair value [2]	29.4	—	24.7	23.4	—	19.2
Cash and cash equivalents	10.8	—	10.6	10.2	—	10.2
Investment in partnership interests [2]	0.1	—	0.1	11.0	—	11.0
Investment in single asset LLCs [2]	19.9	—	15.1	6.8	—	5.4
Other assets	0.6		0.5	5.5		5.5
Total assets of consolidated VIEs	$64.4	$—	$54.2	$60.5	$—	$54.7
Total liabilities of consolidated VIEs	$—	$0.8	$0.6	$—	$5.1	$5.1
———————

[1]
Creditors or beneficial interest holders of the consolidated VIEs have no recourse to our general credit. Our obligation to the VIEs is limited to the amount of our committed investment. We have not provided material financial or other support that was not contractually required to these VIEs. The maximum exposure to loss above for December 31, 2013 and 2012 excludes unfunded commitments of $0 and $4.1 million, respectively.

[2]	Included in fair value investments on the consolidated balance sheets.

Non-consolidated variable interest entities

We hold limited partnership interests with various VIEs primarily as a passive investor in private equity limited partnerships and through direct investments, in which the general partners are not related parties. As the Company is not the general partner in any VIE structures, consolidation is based on evaluation of the primary beneficiary. This analysis includes a review of the VIE’s capital structure, nature of the VIE’s operations and purpose and the Company’s involvement with the entity. When determining the need to consolidate a VIE, the design of the VIE is evaluated as well as any exposed risks of the Company’s investment. As we do not have both: (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity; and (ii) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant, we do not consolidate these VIEs. These investments are accounted for under the equity method of accounting and are included in limited partnerships and other investments on our consolidated balance sheets. We reassess our VIE determination with respect to an entity on an ongoing basis. The following table presents the carrying value of assets and liabilities and the maximum exposure to loss relating to significant VIEs for which we are not the primary beneficiary.

The carrying value of our investments in non-consolidated VIEs (based upon sponsor values and financial statements of the individual entities) for which we are not the primary beneficiary was $172.6 million and $139.7 million as of December 31, 2013 and 2012, respectively. The maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. The Company has not provided nor intends to provide financial support to these entities unless contractually required. We do not have the contractual option to redeem these limited partnership interests but receive distributions based on the liquidation of the underlying assets. The Company must generally request general partner consent to transfer or sell its fund interests. The Company performs ongoing qualitative analysis of its involvement with VIEs to determine if consolidation is required.

7.    Investing Activities (continued)

Carrying Value of Assets and Liabilities
and Maximum Exposure Loss Relating	December 31, 2013			December 31, 2012
to Variable Interest Entities:	Assets	Liabilities	Maximum Exposure to Loss [1]	Assets	Liabilities	Maximum Exposure to Loss [1]
($ in millions)

Limited partnerships	$116.7	$—	$171.6	$136.5	$—	$202.1
LLCs	55.9	—	55.9	3.2	—	3.2
Total	$172.6	$—	$227.5	$139.7	$—	$205.3
———————

[1]
Creditors or beneficial interest holders of the VIEs have no recourse to our general credit. Our obligation to the VIEs is limited to the amount of our committed investment. We have not provided material financial or other support that was not contractually required to these VIEs.

In addition, the Company makes passive investments in structured securities issued by VIEs, for which the Company is not the manager, which are included in CMBS, RMBS, CDO/CLO and other asset-backed securities within available-for-sale debt securities, and in fair value investments, in the consolidated balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the size of our investment relative to the structured securities issued by the VIE, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits, and the Company’s lack of power over the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of our investment.

Issuer and counterparty credit exposure

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Included in fixed maturities are below-investment-grade assets totaling $874.7 million and $1,035.6 million at December 31, 2013 and 2012, respectively. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2013, we were exposed to the credit concentration risk of two issuers, Citibank NA, and Berkshire Hathaway Inc., representing exposure greater than 10.0% of stockholders’ equity other than U.S. government and government agencies backed by the faith and credit of the U.S. government. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We generally use ISDA Master Agreements which include Credit Support Annexes which include collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one Nationally Recognized Statistical Rating Organization.

As of December 31, 2013, we held derivative assets, net of liabilities, with a fair value of $131.6 million. Derivative credit exposure was diversified with eleven different counterparties. We also had debt securities of these counterparties with a fair value of $237.2 million as of December 31, 2013. Our maximum amount of loss due to credit risk with these issuers was $368.8 million as of December 31, 2013. See Note 10 to these financial statements for additional information regarding derivatives.

8.    Financing Activities

Indebtedness

Indebtedness at Carrying Value:	As of December 31,
($ in millions)	2013	2012

7.15% surplus notes	$126.2	$126.1
10.5% surplus notes	30.0	—
Total indebtedness	$156.2	$126.1

Our 7.15% surplus notes are due December 15, 2034. The carrying value of the 2034 notes is net of $0.5 million of unamortized original issue discount. Interest payments are at an annual rate of 7.15%, require the prior approval of the New York Department of Financial Services (“NYDFS”) and may be made only out of surplus funds which the NYDFS determines to be available for such payments under New York Insurance Law. The notes may be redeemed at the option of Phoenix Life at any time at the “make-whole” redemption price set forth in the offering circular. New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life. On September 21, 2012, Phoenix Life repurchased $48.3 million par amount of its outstanding 7.15% surplus notes, including $0.2 million in original issue discount, for aggregate consideration of $36.2 million.

We have recorded indebtedness at unpaid principal balances of each instrument net of issue discount. The Company or its subsidiaries may, from time to time, purchase its debt securities in the open market subject to considerations including, but not limited to, market conditions, relative valuations, capital allocation and the determination that it is in the best interest of the Company and its stakeholders.

PHL Variable issued $30.0 million surplus notes on December 30, 2013 which were purchased by PNX. The notes are due on December 30, 2043. Interest payments are at an annual rate of 10.5%, require the prior approval of the Insurance Commissioner of the State of Connecticut and may be made only out of surplus funds as defined under applicable law and regulations of the State of Connecticut. Upon approval by the Insurance Commissioner, the notes may be redeemed at any time, either in whole or in part, at a redemption price of 100% plus accrued interest to the date set for the redemption. Connecticut Law provides that the notes are not part of the legal liabilities of PHL Variable.

Future minimum annual principal payments on indebtedness as of December 31, 2013 is $126.7 million in 2034 and $30.0 million in 2043. There are no debt maturities in 2014 through 2019.

Interest Expense on Indebtedness, including Amortization of Debt Issuance Costs:	Years Ended December 31,
($ in millions)	2013	2012	2011

7.15% Surplus notes	$9.1	$11.6	$12.5
Interest expense on indebtedness	$9.1	$11.6	$12.5

9.    Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives

Separate accounts

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. We have variable annuity and variable life insurance contracts that are classified as separate account products. The assets supporting these contracts are carried at fair value and are reported as separate account assets with an equivalent amount reported as separate account liabilities. Amounts assessed against the policyholder for mortality, administration and other services are included within revenue in fee income. In 2013 and 2012, there were no gains or losses on transfers of assets from the general account to a separate account.

9.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Assets with fair value and carrying value of $2.0 billion and $1.8 billion at December 31, 2013 and 2012, respectively, supporting fixed indexed annuities are maintained in accounts that are legally segregated from the other assets of the Company, but policyholders do not direct the investment of those assets and the investment performance does not pass through to the policyholders. These assets supporting fixed indexed annuity contracts are reported within the respective investment line items on the consolidated balance sheets.

On May 21, 2012, the employee pension plan surrendered its variable annuity contract with PHL Variable. All assets held within the employee pension plan separate account were subsequently transferred to the direct control of the plan’s trustee. This resulted in a decrease in separate account assets and liabilities of $464.2 million during the year ended December 31, 2012.

Separate Account Investments of Account Balances of Variable Annuity Contracts with Insurance Guarantees:	As of December 31,
($ in millions)	2013	2012

Debt securities	$433.0	$484.6
Equity funds	1,920.4	1,862.2
Other	64.3	69.6
Total	$2,417.7	$2,416.4

Death benefits and other insurance benefit features

Variable annuity guaranteed benefits

We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

•
Liabilities associated with the guaranteed minimum death benefit (“GMDB”) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing DAC.

•
Liabilities associated with the guaranteed minimum income benefit (“GMIB”) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing DAC.

For variable annuities with GMDB and GMIB, reserves for these guarantees are calculated and recorded in policy liabilities and accruals on our consolidated balance sheets. Changes in the liability are recorded in policy benefits, excluding policyholder dividends, on our consolidated statements of income and comprehensive income. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

9.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Changes in Guaranteed Insurance Benefit Liability Balances:	Year Ended
($ in millions)	December 31, 2013
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2013	$15.9	$21.7
Incurred	2.1	(3.6)
Paid	(3.7)	—
Change due to net unrealized gains or losses included in AOCI	—	(0.1)
Assumption unlocking	8.4	(8.2)
Liability balance as of December 31, 2013	$22.7	$9.8

Changes in Guaranteed Insurance Benefit Liability Balances:	Year Ended
($ in millions)	December 31, 2012
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2012	$16.4	$17.6
Incurred	0.6	4.0
Paid	(1.1)	—
Change due to net unrealized gains or losses included in AOCI	—	0.3
Assumption unlocking	—	(0.2)
Liability balance as of December 31, 2012	$15.9	$21.7

Changes in Guaranteed Insurance Benefit Liability Balances:	Year Ended
($ in millions)	December 31, 2011
	Annuity GMDB	Annuity GMIB

Liability balance as of January 1, 2011	$17.7	$17.9
Incurred	0.8	(0.7)
Paid	(2.1)	—
Change due to net unrealized gains or losses included in AOCI	—	—
Assumption unlocking	—	0.4
Liability balance as of December 31, 2011	$16.4	$17.6

9.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk (“NAR”) is generally defined as the benefit payable in excess of the current account balance at our balance sheet date. We have entered into reinsurance agreements to reduce the net amount of risk on certain death benefits. Following are the major types of death benefits currently in force:

GMDB and GMIB Benefits by Type:	Account Value	NAR After Reinsurance	Average Attained Age of Annuitant
($ in millions)
2013
GMDB return of premium	$770.3	$2.1	63
GMDB step up	1,974.7	9.9	64
GMDB earnings enhancement benefit (“EEB”)	36.0	0.1	64
GMDB greater of annual step up and roll up	26.7	4.8	68
Total GMDB at December 31, 2013	2,807.7	$16.9
Less: General account value with GMDB	403.3
Subtotal separate account liabilities with GMDB	2,404.4
Separate account liabilities without GMDB	997.9
Total separate account liabilities	$3,402.3
GMIB [1] at December 31, 2013	$398.6		64

2012
GMDB return of premium	$799.2	$6.4	62
GMDB step up	1,957.2	25.6	63
GMDB earnings enhancement benefit (“EEB”)	37.5	0.1	63
GMDB greater of annual step up and roll up	26.7	7.4	67
Total GMDB at December 31, 2012	2,820.6	$39.5
Less: General account value with GMDB	420.6
Subtotal separate account liabilities with GMDB	2,400.0
Separate account liabilities without GMDB	916.5
Total separate account liabilities	$3,316.5
GMIB [1] at December 31, 2012	$416.8		64
———————

[1]
Policies with a GMIB also have a GMDB, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMIB is released. Similarly, when a policy goes into benefit status on a GMIB, its GMDB NAR is released.

Return of Premium: The death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

Step Up: The death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the oldest original owner attaining a certain age. On and after the oldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

Earnings Enhancement Benefit: The death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

9.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Greater of Annual Step Up and Annual Roll Up: The death benefit is the greatest of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the oldest original owner attaining age 81. On and after the oldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

GMIB: The benefit is a series of monthly fixed annuity payments paid upon election of the rider. The monthly benefit is based on the greater of the sum of premiums (less any adjusted partial withdrawals) accumulated at an effective annual rate on the exercise date or 200% of the premiums paid (less any adjusted partial withdrawals) and a set of annuity payment rates that vary by benefit type and election age.

Fixed indexed annuity guaranteed benefits

Many of our fixed indexed annuities contain guaranteed benefits. We establish policy benefit liabilities for minimum death and minimum withdrawal benefit guarantees relating to these policies as follows:

•
Liabilities associated with the GMWB and Chronic Care guarantees are determined by estimating the value of the withdrawal benefits expected to be paid after the projected account value depletes and recognizing the value ratably over the accumulation period based on total expected assessments. Liabilities associated with the GMWB for the fixed indexed annuities differ from those contained on variable annuities in that the GMWB feature and the underlying contract, exclusive of the equity index crediting option, are fixed income instruments.

•
Liabilities associated with the GMDB are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments.

The assumptions used for calculating GMWB, GMDB and Chronic Care guarantees are consistent with those used for amortizing DAC. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. The GMWB, GMDB and Chronic Care guarantees on fixed indexed annuities are recorded in policy liabilities and accruals on our consolidated balance sheets.

Changes in Guaranteed Liability Balances:	Fixed Indexed Annuity
($ in millions)	GMWB and GMDB
	Year Ended December 31,
	2013	2012	2011

Liability balance, beginning of period	$103.6	$5.6	$0.5
Incurred	62.5	40.1	5.1
Paid	(0.3)	—	—
Change due to net unrealized gains or losses included in AOCI	(57.1)	57.9	—
Assumption unlocking	(18.7)	—	—
Liability balance, end of period	$90.0	$103.6	$5.6

9.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Universal life

Liabilities for universal life contracts in excess of the account balance, some of which contain secondary guarantees, are generally determined by estimating the expected value of benefits and expenses when claims are triggered and recognizing those benefits and expenses over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC.

Changes in Guaranteed Liability Balances:	Universal Life
($ in millions)	Secondary Guarantees
	Year Ended December 31,
	2013	2012	2011

Liability balance, beginning of period	$137.7	$118.5	$106.0
Incurred	48.2	30.8	34.6
Paid	(14.3)	(9.5)	(6.2)
Change due to net unrealized gains or losses included in AOCI	(2.4)	2.4	1.1
Assumption unlocking	10.6	(4.5)	(17.0)
Liability balance, end of period	$179.8	$137.7	$118.5

In addition, the universal life block of business has experience which produces profits in earlier periods followed by losses in later periods for which additional reserves are required to be held above the account value liability. These reserves are accrued ratably over historical and anticipated positive income to offset the future anticipated losses. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC. The most significant driver of the positive 2013 unlock results in these reserves was the incorporation of a mortality improvement assumption in the overall mortality table, which resulted in improved expected mortality on these products.

Changes in Additional Liability Balances:	Universal Life
($ in millions)	Profits Followed by Losses
	Year Ended December 31,
	2013	2012	2011

Liability balance, beginning of period	$308.4	$200.5	$110.2
Expenses	61.3	46.3	141.8
Change due to net unrealized gains or losses included in AOCI	0.4	16.8	1.3
Assumption unlocking	(113.1)	44.8	(52.8)
Liability balance, end of period	$257.0	$308.4	$200.5

9.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Embedded derivatives

Variable annuity embedded derivatives

Certain separate account variable products may contain a GMWB, GMAB and/or COMBO rider. These features are accounted for as embedded derivatives as described below.

Non-Insurance Guaranteed Product Features:		Average
($ in millions)	Account	Attained Age
	Value	of Annuitant
2013
GMWB	581.5	64
GMAB	382.2	59
COMBO	7.2	63
Total at December 31, 2013	970.9

2012
GMWB	$578.4	63
GMAB	390.6	58
COMBO	8.5	62
Total at December 31, 2012	$977.5

The GMWB rider guarantees the contract owner a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the contract owner to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract owner with a minimum accumulation of the contract owner’s purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The COMBO rider includes either the GMAB or GMWB rider as well as the GMDB rider at the contract owner’s option.

The GMWB, GMAB and COMBO features represent embedded derivative liabilities in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. These liabilities are recorded at fair value within policyholder deposit funds on the consolidated balance sheets with changes in fair value recorded in realized investment gains on the consolidated statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted. Embedded derivative liabilities for GMWB, GMAB and COMBO are shown in the table below.

Variable Annuity Embedded Derivative Liabilities:	As of December 31,
($ in millions)	2013	2012

GMWB	$(5.1)	$15.3
GMAB	1.4	14.6
COMBO	(0.4)	(0.3)
Total variable annuity embedded derivative liabilities	$(4.1)	$29.6

9.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

There were no benefit payments made for the GMWB and GMAB during 2013 and 2012. We have established a risk management strategy under which we hedge our GMAB, GMWB and COMBO exposure using equity index options, equity index futures, equity index variance swaps, interest rate swaps and swaptions.

Fixed indexed annuity embedded derivatives

Fixed indexed annuities may also contain a variety of index-crediting options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. These index options are embedded derivative liabilities that are required to be reported separately from the host contract. These index options are accounted for at fair value and recorded in policyholder deposits within the consolidated balance sheets with changes in fair value recorded in realized investment gains, in the consolidated statements of income and comprehensive income. The fair value of these index options is calculated using the budget method. See Note 11 to these financial statements for additional information. Several additional inputs reflect our internally developed assumptions related to lapse rates and other policyholder behavior. The fair value of these embedded derivatives was $78.9 million and $51.2 million as of December 31, 2013 and 2012, respectively. In order to manage the risk associated with these equity indexed-crediting features, we hedge using equity index options. See Note 10 to these financial statements for additional information.

Embedded derivatives realized gains and losses

Changes in the fair value of embedded derivatives associated with variable annuity and fixed indexed annuity contracts are recorded as realized investment gains and losses within the consolidated statements of income and comprehensive income. Embedded derivatives gains and (losses) recognized in earnings are $18.8 million, $12.1 million and $(34.4) million for the years ended December 31, 2013, 2012 and 2011, respectively.

10.    Derivative Instruments

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change, equity volatility and foreign currency risk. This includes our surplus hedge which utilizes futures and options to hedge against declines in equity markets and the resulting statutory capital and surplus impact. We also use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable annuity products as well as index credits on our fixed indexed annuity products.

The Company seeks to enter into over-the-counter (“OTC”) derivative transactions pursuant to master agreements that provide for a netting of payments and receipts by counterparty. As of December 31, 2013 and 2012, $8.6 million and $9.2 million, respectively, of cash and cash equivalents were held as collateral by a third party related to our derivative transactions.

Our derivatives are not designated as hedges for accounting purposes.

10.    Derivative Instruments (continued)

Derivative Instruments:			Fair Value as of
($ in millions)			December 31, 2013
	Maturity	Notional Amount	Assets	Liabilities [1]

Interest rate swaps	2016-2027	$139.0	$3.9	$6.8
Variance swaps	2015-2017	0.9	—	7.9
Swaptions	2024-2029	3,902.0	30.7	—
Put options	2015-2022	406.0	31.1	—
Call options [2]	2014-2018	1,701.6	163.1	96.1
Cross currency swaps	2016	10.0	—	0.7
Equity futures	2014	160.6	14.3	—
Total derivative instruments		$6,320.1	$243.1	$111.5
———————

[1]	Derivative liabilities are included in other liabilities on the consolidated balance sheets.

[2]	Includes a contingent receivable of $1.9 million.

Derivative Instruments:			Fair Value as of
($ in millions)			December 31, 2012
	Maturity	Notional Amount	Assets	Liabilities [1]

Interest rate swaps	2016-2027	$180.0	$15.5	$7.7
Variance swaps	2015-2017	0.9	—	4.4
Swaptions	2024	25.0	—	—
Put options	2015-2022	406.0	72.7	—
Call options [2]	2013-2017	1,328.4	53.3	33.6
Cross currency swaps	2016	10.0	—	0.1
Equity futures	2013	184.7	15.9	—
Total derivative instruments		$2,135.0	$157.4	$45.8
———————

[1]	Derivative liabilities are included in other liabilities on the consolidated balance sheets.

[2]	Includes a contingent receivable of $2.7 million.

Derivative Instrument Gains (Losses) Recognized in	Years Ended December 31,
Realized Investment Gains (Losses):	2013	2012	2011
($ in millions)
Derivative instruments by type
Interest rate swaps	$(11.4)	$(0.9)	$10.3
Variance swaps	(3.6)	(7.9)	3.5
Swaptions	17.3	(0.2)	(1.3)
Put options	(42.3)	(22.0)	19.8
Call options	59.3	0.1	(11.9)
Equity futures	(46.5)	(19.4)	(6.2)
Cross currency swaps	(0.5)	(0.1)	0.2
Embedded derivatives	18.8	12.1	(34.4)
Total derivative instrument losses recognized in realized investment gains (losses)	$(8.9)	$(38.3)	$(20.0)

10.    Derivative Instruments (continued)

Interest Rate Swaps

We maintain an overall interest rate risk management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

Interest Rate Options

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our in force liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

Exchange Traded Future Contracts

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

Equity Index Options

We use equity indexed options to hedge against market risks from changes in equity markets, volatility and interest rates.

An equity index option affords us the right to make or receive payments based on a specified future level of an equity market index. We may use exchange-trade or OTC options.

Generally, we have used a combination of equity index futures, interest rate swaps, variance swaps and long-dated put options to hedge our GMAB and GMWB liabilities and equity index call options to hedge our indexed annuity option liabilities.

Cross Currency Swaps

We use cross currency swaps to hedge against market risks from changes in foreign currency exchange rates. Currency swaps are used to swap bond asset cash flows denominated in a foreign currency back to U.S. dollars. Under foreign currency swaps, we agree with another party (referred to as the counterparty) to exchange principal and periodic interest payments denominated in foreign currency for payments in U.S. dollars.

Offsetting of Derivative Assets/Liabilities

The Company may enter into netting agreements with counterparties that permit the Company to offset receivables and payables with such counterparties. The following tables present the gross fair value amounts, the amounts offset and net position of derivative instruments eligible for offset in the Company’s consolidated balance sheets that are subject to an enforceable master netting arrangement upon certain termination events, irrespective of whether they are offset in the balance sheet.

10.    Derivative Instruments (continued)

	December 31, 2013
Offsetting of		Gross		Gross amounts not offset
Derivative Assets/Liabilities:	Gross	amounts	Net amounts	in the balance sheet
($ in millions)	amounts	offset in the	presented in the	Financial	Cash collateral
	recognized [1]	balance sheet	balance sheet	instruments	pledged [2]	Net amount

Total derivative assets	$243.1	$—	$243.1	$(110.2)	$—	$132.9
Total derivative liabilities	$(111.5)	$—	$(111.5)	$110.2	$1.3	$—

	December 31, 2012
Offsetting of		Gross		Gross amounts not offset
Derivative Assets/Liabilities:	Gross	amounts	Net amounts	in the balance sheet
($ in millions)	amounts	offset in the	presented in the	Financial	Cash collateral
	recognized [1]	balance sheet	balance sheet	instruments	pledged [2]	Net amount

Total derivative assets	$157.4	$—	$157.4	$(45.7)	$—	$111.7
Total derivative liabilities	$(45.8)	$—	$(45.8)	$45.7	$0.1	$—
———————

[1]	Amounts include all derivative instruments, irrespective of whether there is a legally enforceable master netting arrangement in place.

[2]
Cash collateral pledged with derivative counterparties is recorded within other assets on the balance sheets. The Company pledges cash collateral to offset certain individual derivative liability positions with certain counterparties. Cash collateral of $7.3 million and $9.1 million as of December 31, 2013 and 2012, respectively, that exceeds the net liability resulting from the aggregate derivative positions with a corresponding counterparty is excluded.

Contingent features

Derivative counterparty agreements may contain certain provisions that require our insurance companies’ financial strength rating to be above a certain threshold. If our financial strength ratings were to fall below a specified rating threshold, certain derivative counterparties could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions, or trigger a termination of existing derivatives and/or future derivative transactions.

In certain derivative counterparty agreements, our financial strength ratings are below the specified threshold levels. However, the Company held no derivative instruments as of December 31, 2013 in a net aggregate liability position payable to any counterparty (i.e., such derivative instruments have fair values in a net asset position payable to the Company if such holdings were liquidated).

11.    Fair Value of Financial Instruments

ASC 820-10 defines and establishes the framework for measuring fair value. The framework is based on inputs that are used in the valuation and a fair value hierarchy based on the quality of those inputs. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

11.    Fair Value of Financial Instruments (continued)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The input levels are defined as follows:

•
Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•
Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•
Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Investments for which fair value is based upon unadjusted quoted market prices are reported as Level 1. The number of quotes the issuer obtains per instrument will vary depending on the security type and availability of pricing data from pricing vendors. The Company has defined a pricing hierarchy among pricing vendors to determine ultimate value used and also reviews significant discrepancies among pricing vendors to determine final value used. Prices from pricing services are not adjusted, but the Company may obtain a broker quote or use an internal model to price a security if it believes vendor prices do not reflect fair value. We receive quoted market prices from independent third party, nationally recognized pricing vendors (“pricing vendors”). When quoted prices are not available, we use these pricing vendors to give an estimated fair value. If quoted prices, or an estimated price from our pricing vendors are not available or we determine that the price is based on disorderly transactions or in inactive markets, fair value is based upon internally developed models or obtained from an independent third-party broker. We primarily use market-based or independently sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time.

Management is responsible for the fair value of investments and the methodologies and assumptions used to estimate fair value. The fair value process is evaluated quarterly by the Pricing Committee, which is comprised of the Chief Investment Officer, Chief Accounting Officer and the Head of Investment Accounting. The purpose of the committee is to ensure the Company follows objective and reliable valuation practices, as well as approving changes to valuation methodologies and pricing sources. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all readily available market information to determine the best estimate of fair value.

The fair values of Level 2 investments are determined by management after considering prices from our pricing vendors. Fair values for debt securities are primarily based on yield curve analysis along with ratings and spread data. Other inputs may be considered for fair value calculations including published indexed data, sector specific performance, comparable price sources and similar traded securities. Management reviews all Level 2 and Level 3 market prices on a quarterly basis.

The following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value in each respective classification.

11.    Fair Value of Financial Instruments (continued)

Debt securities

We use pricing vendors to estimate fair value for the majority of our public debt securities. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. The methodologies used by these vendors are reviewed and understood by management through discussion with and information provided by these vendors. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. Management also assesses whether the assumptions used appear reasonable and consistent with the objective of determining fair value. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote. Management reviews these broker quotes and valuation techniques to determine whether they are appropriate and consistently applied. Broker quotes are evaluated based on the Company’s assessment of the broker’s knowledge of, and history in trading, the security and the Company’s understanding of inputs used to derive the broker quote. Management also assesses reasonableness of individual security values similar to the vendor pricing review noted above.
For our private placement investments, we estimated fair value using internal models. Private placement securities are generally valued using a matrix pricing approach which categorizes these securities into groupings using remaining average life and credit rating as the two criteria to determine a grouping. The Company obtains current credit spread information from private placement dealers based on the criteria described and adds that spread information to U.S. Treasury rates corresponding to the life of each security to determine a discount rate for pricing. A small number of private placement securities are internally valued using models or analyst judgment. Fair values determined internally are also subject to management review to ensure that valuation models and inputs appear reasonable.

U.S. Government and Agency Securities

We value public U.S. government and agency debt by obtaining fair value estimates from our pricing vendors. For our private placement government and agency debt, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For short-term investments, we equate fair value to amortized cost due to their relatively short duration and limited exposure to credit risk.

State and Political Subdivisions

Public state and political subdivision debt is valued by obtaining fair value estimates from our pricing vendors. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations.

Foreign Government

We obtain fair value estimates from our pricing vendor to value foreign government debt.

Corporate Bonds

For the majority of our public corporate debt, we obtain fair value estimates from our pricing vendors. For public corporate debt in which we cannot obtain fair value estimates from our pricing vendors, we receive a direct quote from a broker. In most cases, we will obtain a direct broker quote from the broker that facilitated the deal. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For private fixed maturities, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain debt securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

11.    Fair Value of Financial Instruments (continued)

RMBS, CMBS, CDO/CLO and Other Asset-Backed Securities

For structured securities, the majority of the fair value estimates are provided by our pricing vendors. When a fair value estimate is not available from the pricing vendors, we estimate fair value using direct broker quotes or internal models which use a discounted cash flow technique. These models consider the best estimate of cash flows until maturity to determine our ability to collect principal and interest and compare this to the anticipated cash flows when the security was purchased. In addition, management judgment is used to assess the probability of collecting all amounts contractually due to us. After consideration is given to the available estimates relevant to assessing the collectibility, including historical events, current conditions and reasonable forecasts, an estimate of future cash flows is determined. This includes evaluating the remaining payment terms, prepayment speeds, the underlying collateral, expected defaults using current default data and the financial condition of the issuer. Other factors considered are composite credit ratings, industry forecast, analyst reports and other relevant market data, similar to those the Company believes market participants would use.

Equity securities

Private Equity Investments

The fair value of non-public private equity is estimated using the valuation of the lead investor (“sponsor value”), typically a general partner of an investment in a limited partnership in which we invest. The sponsors, or lead investors/underwriters of these investments, account for them on an equity basis. The Company will then obtain securities fair value from these sponsors to infer the appropriate fair value for its holdings in the same or similar investment. If we cannot determine a price using the sponsor value, we would estimate the fair value using management’s professional judgment. Management evaluates many inputs including, but not limited to; current operating performance, future expectations of the investment, industry valuations of comparable public companies and changes in market outlook and third-party financing environment over time. Financial information for these investments is reported on a three-month delay due to the timing of financial statements as of the current reporting period.

Public Equity

Our publicly held equity securities are generally obtained through the initial public offering of privately-held equity investments and are reported at the estimated fair value determined based on quoted prices in active markets. To the extent these securities have readily determinable exchange based prices, the securities are categorized as Level 1 of our hierarchy. If management determines there are liquidity concerns or exchange based information for the specific securities in our portfolio is not available, the securities are categorized as Level 2. In addition, management will consistently monitor these holdings and prices will be modified for any pertinent and/or significant events that would result in a valuation adjustment, including an analysis for potential credit-related events or impairments.

Limited partnerships and other investments

Our limited partnerships are accounted for using equity method accounting. We carry these investments on the consolidated balance sheets at the capital value we obtain from the financial statement we received from the general partner. Typically, our carrying value is based on a financial statement one quarter in arrears to accommodate the timing of receipt of financial statements. These financial statements are generally audited annually. Generally the information received is deemed an appropriate approximation of the fair value of these fund investments and no adjustments are made to the financial statements received. Management also has open communication with each fund manager and generally views the information reported from the underlying funds as the best information available to record its investments.

For the limited partnerships in which we consolidate the entity, we hold private debt and equity securities. All consolidated investments are valued using current period financial statements we receive from the general partner.

Included in the other investments balance is the net investment value of life settlement contracts which are accounted under the investment method, which for non-impaired contracts incorporates the initial transaction price, initial direct external costs and continuing costs to keep the policy in force, as well as leveraged lease investments which represent the net investment in leveraged aircraft leases. The leveraged lease aircraft investments are accounted for using equity method. The investments are carried at the capital value obtained from financial statements we received from a third party servicer.

11.    Fair Value of Financial Instruments (continued)

Separate account assets

Our separate account assets consist of mutual funds that are frequently traded. Since 2003, investments owned by The Phoenix Companies, Inc. Employee Pension Plan (the “Plan”) Trust were sold to PHL Variable and the investments converted to ownership by the Trust to the Employee Pension Separate Account (“EPP SA”). The Plan’s Trust purchased a group flexible premium variable accumulation deferred annuity contract. As of May 21, 2012, the Plan surrendered the EPP SA contract for full value and the Plan’s underlying investments are no longer held in the separate account. Certain investments related to fixed income, equities and foreign securities were transferred to Mercer Trust Company for investment management purposes in a group trust investment arrangement. The remaining investments continued with their respective investment managers. These securities are valued using the market approach in which unadjusted market quotes are used. We include these securities in Level 1 of our hierarchy.

Derivatives

Exchange-traded derivatives are valued using quoted prices and are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange. Therefore, the majority of our derivative positions are OTC derivative financial instruments, valued using third-party vendor derivative valuation systems that use as their basis readily observable market parameters, such as swap rates and volatility assumptions. These positions are classified within Level 2 of the valuation hierarchy. Such OTC derivatives include vanilla interest rate swaps, equity index options, swaptions, variance swaps and cross currency swaps. Nevertheless, we review and validate the resulting fair values against those provided to us monthly by the derivative counterparties for reasonableness.

Fair values for OTC derivative financial instruments, mostly options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in exchange of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using third-party derivative valuation models which take into account the net present value of estimated future cash flows and capital market assumptions which are derived from directly observable prices from other OTC trades and exchange-traded derivatives. Such assumptions include swap rates and swaption volatility obtained from Bloomberg, as well as equity index volatility and dividend yields provided by OTC derivative dealers.

The fair value of OTC derivative financial instruments is also adjusted for the credit risk of the counterparty in cases in which there are no collateral offsets. To estimate the impact on fair value of a market participant’s view of counterparty non-performance risk we use a credit default swap (“CDS”)-based approach in measuring this counterparty non-performance risk by looking at the cost of obtaining credit protection in the CDS market for the aggregate fair value exposure amount over the remaining life of derivative contracts, given the counterparty’s rating. The resulting upfront CDS premium, calculated using Bloomberg analytics, serves as a reasonable estimate of the default provision for the non-performance risk or counterparty valuation adjustment to the fair valuation of non-collateralized OTC derivative financial instruments.

Certain new and/or complex instruments may have immature or limited markets or require more sophistication in derivative valuation methodology. As a result, the pricing models used for valuation of these instruments often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the consolidated financial statements. Hence, instead of valuing these instruments using third-party vendor valuation systems, we rely on the fair market valuations reported to us monthly by the derivative counterparties. Fair values for OTC derivatives are verified using observed estimates about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we continually refine our pricing models to correlate more closely to the market risk of these instruments.

11.    Fair Value of Financial Instruments (continued)

Valuation of embedded derivatives

We make guarantees on certain variable annuity contracts, including those with GMAB, GMWB and COMBO riders. We also provide credits based on the performance of certain indices (“index credits”) on our fixed indexed annuity contracts. Both contract types have features that meet the definition of an embedded derivative. The GMAB, GMWB and COMBO embedded derivative liabilities associated with our variable annuity contracts are accounted for at fair value using a risk neutral stochastic valuation methodology with changes in fair value recorded in realized investment gains. The inputs to our fair value methodology include estimates derived from the asset derivatives market, including equity volatilities and the swap curves. Several additional inputs are not obtained from independent sources, but instead reflect our internally developed assumptions related to mortality rates, lapse rates and other policyholder behavior.

The fair value of the embedded derivative liabilities associated with the index credits on our fixed indexed annuity contracts is calculated using the budget method with changes in fair value recorded in realized investment gains. Under the budget method, the value of the initial index option is based on the fair value of the option purchased to hedge the index. The value of the index credits paid in future years is estimated to be the annual budgeted amount. Budgeted amounts are estimated based on available investment income using assumed investment returns and projected liability values. As there are significant unobservable inputs included in our fair value methodology for these embedded derivative liabilities, we consider the methods as described above as a whole to be Level 3 within the fair value hierarchy.

Our fair value calculation of embedded derivative liabilities includes a credit standing adjustment (the “CSA”). The CSA represents the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled (“non-performance risk”). We estimate our CSA using the credit spread (based on publicly available credit spread indices) for financial services companies similar to the Company’s life insurance subsidiaries. The CSA is updated every quarter and, therefore, the fair value will change with the passage of time even in the absence of any other changes that would affect the valuation.

11.    Fair Value of Financial Instruments (continued)

The following tables present the financial instruments carried at fair value on a recurring basis by ASC 820-10 valuation hierarchy (as described above). There were no financial instruments carried at fair value on a non-recurring basis as of December 31, 2013 and 2012, respectively.

Fair Values of Financial Instruments by Level:	As of December 31, 2013
($ in millions)	Level 1	Level 2	Level 3		Total
Assets
Available-for-sale debt securities
U.S. government and agency	$—	$76.6	$327.2	[1]	$403.8
State and political subdivision	—	141.4	269.1		410.5
Foreign government	—	194.0	15.9		209.9
Corporate	—	3,660.7	3,976.6		7,637.3
CMBS	—	600.1	114.4		714.5
RMBS	—	1,344.8	551.5		1,896.3
CDO/CLO	—	—	221.2		221.2
Other asset-backed	—	70.7	247.7		318.4
Total available-for-sale debt securities	—	6,088.3	5,723.6		11,811.9
Available-for-sale equity securities	2.8	—	59.0		61.8
Short-term investments	229.8	11.0	0.9		241.7
Derivative assets	14.3	228.8	—		243.1
Fair value investments [2]	8.9	13.2	165.5		187.6
Separate account assets	3,402.3	—	—		3,402.3
Total assets	$3,658.1	$6,341.3	$5,949.0		$15,948.4
Liabilities
Derivative liabilities	$—	$111.5	$—		$111.5
Embedded derivatives	—	—	74.8		74.8
Total liabilities	$—	$111.5	$74.8		$186.3
———————

[1]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

[2]
Fair value investments at December 31, 2013 include $125.7 million of debt securities recorded at fair value. Additionally, $61.9 million of assets relate to investment holdings of consolidated VIEs held at fair value, $8.9 million of which are Level 1 securities.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2013.

11.    Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of December 31, 2012
($ in millions)	Level 1	Level 2	Level 3		Total
Assets
Available-for-sale debt securities
U.S. government and agency	$—	$106.9	$296.7	[1]	$403.6
State and political subdivision	—	144.2	212.4		356.6
Foreign government	—	158.5	45.8		204.3
Corporate	—	3,881.2	3,805.8		7,687.0
CMBS	—	791.5	89.7		881.2
RMBS	—	1,061.9	708.6		1,770.5
CDO/CLO	—	—	220.8		220.8
Other asset-backed	—	124.8	309.9		434.7
Total available-for-sale debt securities	—	6,269.0	5,689.7		11,958.7
Available-for-sale equity securities	2.1	—	32.7		34.8
Short-term investments	594.7	—	—		594.7
Derivative assets	15.9	141.5	—		157.4
Fair value investments [2]	8.8	17.6	153.3		179.7
Separate account assets	3,316.5	—	—		3,316.5
Total assets	$3,938.0	$6,428.1	$5,875.7		$16,241.8
Liabilities
Derivative liabilities	$—	$45.8	$—		$45.8
Embedded derivatives	—	—	80.8		80.8
Total liabilities	$—	$45.8	$80.8		$126.6
———————

[1]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

[2]
Fair value investments at December 31, 2012 include $126.1 million of debt securities recorded at fair value. Additionally, $53.5 million of assets relate to investment holdings of consolidated VIEs held at fair value, $8.7 million of which are Level 1 securities.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2012.

Available-for-sale debt securities as of December 31, 2013 and 2012 are reported net of $27.1 million and $34.5 million of Level 2 investments included in discontinued operations assets on the consolidated balance sheets related to discontinued reinsurance operations.

The following tables present corporates carried at fair value on a recurring basis by sector.

Fair Values of Corporates by Level and Sector:	As of December 31, 2013
($ in millions)	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$896.0	$1,493.1	$2,389.1
Energy	—	492.2	335.2	827.4
Financial services	—	1,495.5	953.5	2,449.0
Technical/communications	—	117.7	77.9	195.6
Transportation	—	93.6	230.9	324.5
Utilities	—	316.0	560.0	876.0
Other	—	249.7	326.0	575.7
Total corporates	$—	$3,660.7	$3,976.6	$7,637.3

11.    Fair Value of Financial Instruments (continued)

Fair Values of Corporates by Level and Sector:	As of December 31, 2012
($ in millions)	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$1,159.7	$1,858.5	$3,018.2
Energy	—	277.7	142.7	420.4
Financial services	—	1,465.6	759.5	2,225.1
Technical/communications	—	154.6	44.6	199.2
Transportation	—	72.6	155.1	227.7
Utilities	—	506.6	631.8	1,138.4
Other	—	244.4	213.6	458.0
Total corporates	$—	$3,881.2	$3,805.8	$7,687.0

Level 3 financial assets and liabilities

The following tables set forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The securities which were transferred as of the end of each reporting period into Level 3 were due to decreased market observability of similar assets and/or changes to significant inputs such as downgrades or price declines. Transfers out of Level 3 were due to increased market activity on comparable assets or observability of inputs.

Level 3 Financial Assets:	As of December 31, 2013
($ in millions)	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total
Assets
Available-for-sale debt securities
U.S. government and agency [2]	$296.7	$88.4	$(15.2)	$—	$—	$—	$(42.7)	$327.2
State and political subdivision	212.4	96.6	(3.6)	—	—	—	(36.3)	269.1
Foreign government	45.8	—	—	8.0	(31.3)	—	(6.6)	15.9
Corporate	3,805.8	798.5	(70.9)	67.8	(41.3)	(4.5)	(578.8)	3,976.6
CMBS	89.7	42.5	(10.5)	8.9	(12.8)	(2.1)	(1.3)	114.4
RMBS	708.6	2.2	(100.2)	5.1	—	(4.4)	(59.8)	551.5
CDO/CLO	220.8	68.4	(24.3)	—	—	(0.4)	(43.3)	221.2
Other asset-backed	309.9	19.6	(37.2)		(1.3)	(0.4)	(42.9)	247.7
Total available-for-sale debt securities	5,689.7	1,116.2	(261.9)	89.8	(86.7)	(11.8)	(811.7)	5,723.6
Available-for-sale equity securities	32.7	10.0	(2.3)	—	—	—	18.6	59.0
Short-term investments	—	1.3	—	—	—	(0.4)	—	0.9
Fair value investments	153.3	25.8	(13.4)	1.3	—	(1.5)	—	165.5
Total assets	$5,875.7	$1,153.3	$(277.6)	$91.1	$(86.7)	$(13.7)	$(793.1)	$5,949.0
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

11.    Fair Value of Financial Instruments (continued)

Level 3 Financial Assets:	As of December 31, 2012
($ in millions)	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total
Assets
Available-for-sale debt securities
U.S. government and agency [2]	$336.2	$5.4	$(31.0)	$—	$—	$0.4	$(14.3)	$296.7
State and political subdivision	116.6	63.5	(2.8)	22.1	(11.4)	—	24.4	212.4
Foreign government	51.8	5.0	(0.1)	—	—	—	(10.9)	45.8
Corporate	3,497.0	609.4	(82.3)	74.3	(121.0)	1.4	(173.0)	3,805.8
CMBS	100.6	—	(6.8)	32.4	(30.4)	(3.3)	(2.8)	89.7
RMBS	942.9	3.5	(92.5)	—	—	(6.3)	(139.0)	708.6
CDO/CLO	229.9	25.4	(17.7)	—	—	0.6	(17.4)	220.8
Other asset-backed	335.5	17.2	(29.1)	0.1	(11.4)	0.1	(2.5)	309.9
Total available-for-sale debt securities	5,610.5	729.4	(262.3)	128.9	(174.2)	(7.1)	(335.5)	5,689.7
Available-for-sale equity securities	29.4	11.5	(16.1)	0.2	—	6.8	0.9	32.7
Short-term investments	—	—	—	—	—	—	—	—
Fair value investments	144.8	36.0	(37.1)	—	—	9.6	—	153.3
Total assets	$5,784.7	$776.9	$(315.5)	$129.1	$(174.2)	$9.3	$(334.6)	$5,875.7
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Level 3 Financial Liabilities:	Embedded Derivatives
	Years Ended December 31,
($ in millions)	2013	2012

Balance, beginning of period	$80.8	$84.5
Net purchases/(sales)	12.8	8.4
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Realized (gains) losses [1]	(18.8)	(12.1)
Balance, end of period	$74.8	$80.8
———————

[1]	Realized gains and losses are included in net realized investment gains on the consolidated statements of income and comprehensive income.

Significant unobservable inputs used in the fair value measurement of Level 3 assets are yield, prepayment rate, default rate, recovery rate and reinvestment spread. Keeping other inputs unchanged, an increase in yield, default rate or prepayment rate would decrease the fair value of the asset while an increase in recovery rate or reinvestment spread would result in an increase to the fair value of the asset. Yields are a function of the underlying U.S. Treasury rates and asset spreads, and changes in default and recovery rates are dependent on overall market conditions.

11.    Fair Value of Financial Instruments (continued)

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of significant categories of internally priced assets.

Level 3 Assets: [1]	As of December 31, 2013
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$327.2	Discounted cash flow	Yield	1.05% - 5.66% (3.78%)

State and political subdivision	$119.4	Discounted cash flow	Yield	2.35% - 5.79% (3.74%)

Corporate	$2,970.2	Discounted cash flow	Yield	1.00% - 6.75% (3.56%)

Other asset-backed	$47.9	Discounted cash flow	Yield	0.5% - 3.75% (2.23%)

		Discounted cash flow	Prepayment rate	2%
			Default rate	2.53% for 48 mos then .37% thereafter
			Recovery rate	10% (TRUPS)

Fair value investments	$5.5	Discounted cash flow	Default rate	0.25%
			Recovery rate	45%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

11.    Fair Value of Financial Instruments (continued)

Level 3 Assets: [1]	As of December 31, 2012
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$286.1	Discounted cash flow	Yield	1.46%-5.19% (3.20%)

State and political subdivision	$107.4	Discounted cash flow	Yield	1.94%-3.53% (2.94%)

Corporate	$2,885.8	Discounted cash flow	Yield	1.36%-7.82% (3.00%)

CDO/CLO	$15.5	Discounted cash flow	Prepayment rate	20% (CLOs)
			Default rate	2.55% (CLOs)
			Recovery rate	65% (Loans), 35% (High yield bonds), 45% (Investment grade bonds)
			Reinvestment spread	3 mo LIBOR + 400bps (CLOs)

Other asset-backed	$43.5	Discounted cash flow	Yield	0.5% - 9.5% (3.41%)

		Discounted cash flow	Prepayment rate	2%
			Default rate	2.53% for 48 mos then .33% thereafter
			Recovery rate	10% (TRUPS)

Fair value investments	$5.0	Discounted cash flow	Default rate	0.24%
			Recovery rate	45%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

Significant unobservable inputs used in the fair value measurement of variable annuity GMAB and GMWB type liabilities are equity volatility, swap curve, mortality and lapse rates and an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in the equity volatility would increase the fair value of the liability while an increase in the swap curve or CSA would result in a decrease to the fair value of the liability. The impact of changes in mortality and lapse rates are dependent on overall market conditions. The fair value of fixed indexed annuity and indexed universal life embedded derivative related to index credits is calculated using the swap curve, future option budget, mortality and lapse rates, as well as an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in any of these significant unobservable inputs would result in a decrease of the fixed indexed annuity embedded derivative liability.

11.    Fair Value of Financial Instruments (continued)

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of internally priced liabilities.

Level 3 Liabilities:	As of December 31, 2013
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives	$78.9	Budget method	Swap curve	0.19% - 3.79%
(FIA)			Mortality rate	103% or 97% of 2012 IAM Basic table with scale G2
			Lapse rate	0.02% - 47.15%
			CSA	3.23%

Embedded derivatives (GMAB / GMWB)	$(4.1)	Risk neutral stochastic valuation methodology	Volatility surface	10.85% - 46.33%
			Swap curve	0.15% - 4.15%
			Mortality rate	105% 2012 IAM Basic table with scale G2
			Lapse rate	0.00% - 40.00%
			CSA	3.23%

Level 3 Liabilities:	As of December 31, 2012
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives	$51.2	Budget method	Swap curve	0.21% - 2.50%
(EIA / VED)			Mortality rate	75% of A2000 basic table
			Lapse rate	1.00% - 35.00%
			CSA	4.47%

Embedded derivatives (GMAB / GMWB)	$29.6	Risk neutral stochastic valuation methodology	Volatility surface	11.67% - 50.83%
			Swap curve	0.36% - 3.17%
			Mortality rate	75% of A2000 basic table
			Lapse rate	0.00% - 60.00%
			CSA	4.47%

11.    Fair Value of Financial Instruments (continued)

Level 3 Assets and Liabilities by Pricing Source:	As of December 31, 2013
($ in millions)	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$327.2	$—	$327.2
State and political subdivision	119.4	149.7	269.1
Foreign government	—	15.9	15.9
Corporate	2,970.2	1,006.4	3,976.6
CMBS	—	114.4	114.4
RMBS	—	551.5	551.5
CDO/CLO	—	221.2	221.2
Other asset-backed	47.9	199.8	247.7
Total available-for-sale debt securities	3,464.7	2,258.9	5,723.6
Available-for-sale equity securities	—	59.0	59.0
Short-term investments	—	0.9	0.9
Fair value investments	5.5	160.0	165.5
Total assets	$3,470.2	$2,478.8	$5,949.0
Liabilities
Embedded derivatives	$74.8	$—	$74.8
Total liabilities	$74.8	$—	$74.8
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

11.    Fair Value of Financial Instruments (continued)

Level 3 Assets and Liabilities by Pricing Source:	As of December 31, 2012
($ in millions)	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$286.1	$10.6	$296.7
State and political subdivision	107.4	105.0	212.4
Foreign government	—	45.8	45.8
Corporate	2,885.8	920.0	3,805.8
CMBS	—	89.7	89.7
RMBS	—	708.6	708.6
CDO/CLO	15.5	205.3	220.8
Other asset-backed	43.5	266.4	309.9
Total available-for-sale debt securities	3,338.3	2,351.4	5,689.7
Available-for-sale equity securities	—	32.7	32.7
Short-term investments	—	—	—
Fair value investments	5.0	148.3	153.3
Total assets	$3,343.3	$2,532.4	$5,875.7
Liabilities
Embedded derivatives	$80.8	$—	$80.8
Total liabilities	$80.8	$—	$80.8
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Financial instruments not carried at fair value

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ:

Carrying Amounts and Fair Values		As of December 31,
of Financial Instruments:		2013		2012
($ in millions)	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Policy loans	Level 3	$2,350.3	$2,338.0	$2,354.7	$2,342.8
Cash and cash equivalents	Level 1	455.6	455.6	215.5	215.5

Financial liabilities:
Investment contracts	Level 3	$3,429.7	$3,424.4	$3,040.7	$3,045.9
Surplus notes	Level 3	156.2	116.5	126.1	95.0

Fair value of policy loans

The fair value of fixed rate policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For floating rate policy loans the fair value is the amount due, excluding interest, as of the reporting date.

11.    Fair Value of Financial Instruments (continued)

Fair value of investment contracts

We determine the fair value of guaranteed interest contracts by using a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

The fair value of these investment contracts are categorized as Level 3.

Indebtedness

The fair value of surplus notes is determined with reference to the fair value of PNX’s senior unsecured bonds including consideration of the different features in the two securities.

12.    Income Taxes

Significant Components of Income Taxes:	Years Ended December 31,
($ in millions)	2013	2012	2011
Income tax expense (benefit) applicable to:
Current	$82.6	$31.1	$3.7
Deferred	—	(27.3)	—
Continuing operations	82.6	3.8	3.7
Discontinued operations	(0.3)	(1.2)	(2.4)
Income tax expense (benefit)	$82.3	$2.6	$1.3

Income taxes paid (refunded)	$86.5	$25.7	$5.7

Effective Income Tax Rate:	Years Ended December 31,
($ in millions)	2013	2012	2011

Income (loss) from continuing operations before income taxes and minority interest	$105.9	$(122.8)	$32.0
Income tax expense (benefit) at statutory rate of 35%	37.0	(43.0)	11.2
Dividend received deduction	(2.3)	(2.5)	(3.6)
Valuation allowance increase (release)	34.6	41.5	(7.7)
Expiration of tax attribute carryovers	0.4	5.6	0.2
Tax interest	—	0.5	(0.1)
Deferred tax validation	11.3	—	—
IRS audit settlements / adjustments	—	—	3.1
Other, net	1.6	1.7	0.6
Income tax expense (benefit) applicable to continuing operations	$82.6	$3.8	$3.7
Effective income tax rates	78.0%	(3.1%)	11.6%

12.    Income Taxes (continued)

Allocation of Income Taxes:	Years Ended December 31,
($ in millions)	2013	2012	2011

Income tax expense (benefit) from continuing operations	$82.6	$3.8	$3.7
Income tax expense (benefit) from OCI:
Unrealized investment gains / losses	(20.7)	98.4	0.3
Pension	—	—	—
Policy dividend obligation and DAC	—	—	—
Other	—	—	—
Income tax expense (benefit) related to cumulative effect of change in accounting	—	—	—
Income tax expense (benefit) from discontinued operations	(0.3)	(1.2)	(2.4)
Total income tax recorded to all components of income	$61.6	$101.0	$1.6

Deferred Income Tax Balances Attributable to Temporary Differences:	As of December 31,
($ in millions)	2013	2012
Deferred income tax assets
Future policyholder benefits	$577.4	$785.1
Employee benefits	17.3	14.6
Net operating and capital loss carryover benefits	14.5	59.6
Foreign tax credits carryover benefits	2.2	2.2
Alternative minimum tax credit	2.7	2.7
General business tax credits	23.0	31.8
Available-for-sale debt securities	69.9	49.3
Valuation allowance	(255.9)	(222.2)
Gross deferred income tax assets	451.1	723.1

Deferred tax liabilities
DAC	(210.8)	(192.0)
Investments	(159.8)	(349.4)
Other	(10.6)	(132.4)
Gross deferred income tax liabilities	(381.2)	(673.8)
Deferred income tax assets	$69.9	$49.3

As of December 31, 2013, we performed our assessment of the realization of deferred tax assets. This assessment included consideration of all available evidence – both positive and negative – weighted to the extent the evidence was objectively verifiable. In performing this assessment, the Company considered the existence of 2013 GAAP pre-tax income of $105.9 million driven primarily by gains on guaranteed insurance benefit liabilities and actuarial assumption changes. Although this GAAP income does allow for realization of some deferred tax assets, Management, does not view this pre-tax income to be indicative of sustainable core earnings and accordingly, does not view this income as a substantial form of positive evidence because this income did not arise until the fourth quarter of 2013.

With the existence of Phoenix Life and parent company life subgroup taxable profits in recent years, the Company has experienced some utilization of its tax loss carryovers and incurred current federal income tax. Under U.S. federal tax law, taxes paid by Phoenix Life and the life subgroup are available for recoupment in the event of future losses. Under GAAP, the ability to carryback losses and recoup taxes paid can be considered as a source of income when assessing the realization of deferred tax assets. The Company believes that the consolidated return will remain taxable in the near term and as such, we do not believe the taxes paid in the current and prior years will be recouped. Accordingly, management has not deemed the Phoenix Life taxes paid in current and prior tax years as a viable source of income when performing its valuation allowance assessment.

12.    Income Taxes (continued)

Further, we believe that the continued existence of significant negative evidence illustrated by a three year cumulative loss before tax is significant enough to overcome any positive evidence that exists with respect to the 2013 pretax operating results. Further additional negative evidence, includes but is not limited to, material weaknesses in internal controls over financial reporting which adversely affect the accuracy of the Company’s financial data, continued costs associated with the financial restatement, risk of failure to comply with the filing deadlines expressed by the SEC, and downgrades of financial strength credit ratings which have the potential to increase policy surrenders and withdrawals.

Due to the application of our tax sharing agreement, positive and negative evidence at both the parent and subsidiary levels have been considered in our assessment of deferred tax asset realizability at the subsidiary level. Due the significance of the negative evidence at both the parent and subsidiary levels, as well as the weight given to the objective nature of the cumulative losses in recent years, and after consideration of all available evidence, we concluded that our estimates of future taxable income, timing of the reversal of existing taxable temporary differences and certain tax planning strategies did not provide sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. To the extent either Phoenix Life or PNX can demonstrate the ability to generate sustained profitability in the future, the valuation allowance could potentially be reversed resulting in a benefit to income tax expense.

As of December 31, 2013, we concluded that our estimates of future taxable income, certain tax planning strategies and other sources of income did not constitute sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. Accordingly, a valuation allowance of $255.9 million has been recorded on net deferred tax assets of $325.8 million. The valuation allowance recorded constitutes a full valuation allowance on the net deferred tax assets that require future taxable income in order to be realized. The remaining deferred tax asset of $69.9 million attributable to available-for-sale debt securities with gross unrealized losses do not require a valuation allowance due to our ability and intent to hold these securities until recovery of fair or principle value through sale or contractual maturity, thereby avoiding the realization of taxable losses. This conclusion is consistent with prior periods. The impact of the valuation allowance on the allocation of tax to the components of the financial statements included an increase of $34.6 million in continuing operations related deferred tax balances, an increase of $0.6 million in discontinued operations deferred tax balances, and a decrease of $1.5 million in OCI-related deferred tax balances.

As of December 31, 2013, $14.5 million of net operating and capital loss carryover benefits were included in the federal tax asset. Of this amount, $10.6 million related to federal net operating losses which are scheduled to expire between the years 2022 and 2033. An additional $1.7 million related to federal capital losses which are scheduled to expire between the years 2014 and 2017. The remaining amount of $2.2 million is attributable to state net operating losses. As of December 31, 2013, a valuation allowance of $10.6 million and $2.2 million was carried against the federal and state net operating loss carryforwards, respectively.

As of December 31, 2013, we had deferred income tax assets of $23.0 million related to general business tax credit carryovers, which are expected to expire between the years 2023 and 2032.

As of December 31, 2013, we had deferred income tax assets of $2.2 million related to foreign tax credit carryovers, which are expected to expire between the 2016 and 2021 tax years. Additionally, we had deferred tax assets of $2.7 million related to alternative minimum tax credit carryovers which do not expire.

We have no unrecognized tax benefits recorded at December 31, 2013, 2012 and 2011.

Together with PNX, Phoenix Life is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2011. During 2012, the Company resolved examinations issues for tax year 2010. No material unanticipated assessments were incurred, and we adjusted our liability for uncertain tax positions accordingly.

We assess all significant tax positions to determine if a liability for uncertain tax positions is necessary, and, if so, the impact on the current and deferred income tax balances. Also, if indicated, we recognize interest or penalties related to income taxes as a component of the income tax provision. The interest and penalties recorded during the 12 month periods ending December 31, 2013 and 2012 were not material. We did not have an accrual for the payment of interest and penalties as of December 31, 2013.

12.    Income Taxes (continued)

Management believes that adequate provisions have been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years. Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring within the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increases to the existing unrecognized tax benefits that would have a significant impact on the financial position of the Company.

The Company recognizes interest and penalties as income tax expense and accrued interest and penalties in the related income tax liability. As of December 31, 2013 and December 31, 2012, the Company’s liability for interest and penalties was $0. The Company incurred a $0, $0.2 million and $0 expense related to interest and penalties during 2013, 2012 and 2011, respectively.

13.    Accumulated Other Comprehensive Income

Changes in each component of AOCI attributable to the Company for the years ended December 31 are as follows below (net of tax):

Accumulated Other Comprehensive Income (Loss): ($ in millions)	Net Unrealized Gains / (Losses) on Investments where Credit-related OTTI was Recognized [1]	Net Unrealized Gains / (Losses) on All Other Investments [1]	Total

Balance, December 31, 2011	$(36.0)	$114.4	$78.4
Change in component during the year before reclassifications	32.7	(24.2)	8.5
Amounts reclassified from AOCI	(4.0)	(9.3)	(13.3)
Balance, December 31, 2012	(7.3)	80.9	73.6
Change in component during the year before reclassifications	19.4	(35.5)	(16.1)
Amounts reclassified from AOCI	(3.2)	(16.4)	(19.6)
Balance, December 31, 2013	$8.9	$29.0	$37.9
———————

[1]
See Note 7 to these financial statements for additional information regarding offsets to net unrealized investment gains and losses which include policyholder dividend obligation, DAC and other actuarial offsets, and deferred income tax expense (benefit).

13.    Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

AOCI	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Statements of Income and Comprehensive Income
	For the year ended December 31,
($ in millions)	2013	2012	2011

Net unrealized gains / (losses) on investments where credit-related OTTI was recognized
Available-for-sale securities	$4.9	$6.2	$2.9	Net realized capital gains (losses)
	4.9	6.2	2.9	Total before income taxes
	1.7	2.2	1.0	Income tax expense
	$3.2	$4.0	$1.9	Net income (loss)
Net unrealized investment gains / (losses) on all other investments
Available-for-sale securities	$25.2	$14.3	$(18.3)	Net realized capital gains (losses)
	25.2	14.3	(18.3)	Total before income taxes
	8.8	5.0	(6.4)	Income tax expense
	$16.4	$9.3	$(11.9)	Net income (loss)
Total amounts reclassified from AOCI	$19.6	$13.3	$(10.0)	Net income (loss)

14.     Employee Benefit Plans and Employment Agreements

Our ultimate parent company provides employees with post-employment benefits that include retirement benefits, through pension and savings plans, and other benefits, including health care and life insurance. This includes three defined benefit plans. We incur applicable employee benefit expenses through the process of cost allocation by PNX.

The employee pension plan provides benefits up to the amount allowed under the Internal Revenue Code. The two supplemental plans provide benefits in excess of the primary plan. Retirement benefits under the plans are a function of years of service and compensation. Effective March 31, 2010, all benefit accruals under all of our funded and unfunded defined benefit plans were frozen. This change was announced in 2009 and a curtailment was recognized at that time for the reduction in the expected years of future service.

Our ultimate parent company has historically provided employees with other post-employment benefits that include health care and life insurance. In December 2009, PNX announced the decision to eliminate retiree medical coverage for current employees whose age plus years of service did not equal at least 65 as of March 31, 2010. Employees who remain eligible must still meet all other plan requirements to receive benefits. In addition, the cap on the Company’s contribution to pre-65 retiree medical costs per participant was reduced beginning with the 2011 plan year.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits, is omitted as the information is not separately calculated for our participation in the plans. PNX, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated.

Employee benefit expense allocated to us for these benefits totaled $10.0 million, $13.6 million and $22.7 million for 2013, 2012 and 2011, respectively. Over the next 12 months, Phoenix Life expects to make contributions to the pension plan of which approximately $20.0 million will be allocated to us. On July 6, 2012, the Surface Transportation Extension Act of 2012, Part II, was enacted into law and was effective immediately. The law includes certain pension funding stabilization provisions, which the Company took advantage of in 2012.

15.    Discontinued Operations

PFG Holdings, Inc.

On January 4, 2010, PNX signed a definitive agreement to sell PFG and its subsidiaries, including AGL Life Assurance Company, to Tiptree. Because of the divestiture, these operations are reflected as discontinued operations. On June 23, 2010, PNX completed the divestiture of PFG and closed the transaction.

The definitive agreement contains a provision requiring us to indemnify Tiptree for any losses due to actions resulting from certain specified acts or omissions associated with the divested business prior to closing. There has been litigation filed that falls within this provision of the agreement but does not name PNX as a party to the litigation. PNX intends to defend these matters vigorously based on our indemnity commitment. See Note 19 to these financial statements related to contingencies remaining from the sale.

There were no assets or liabilities on the consolidated balance sheets identified as discontinued operations related to PFG at December 31, 2013 and 2012.

During the years ended December 31, 2013, 2012 and 2011, net losses recognized for discontinued operations were $0.6 million, $4.5 million and $2.4 million, respectively, and primarily related to the indemnification of Tiptree.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business. Losses of $1.6 million in 2013, $10.1 million in 2012 and $18.5 million in 2011 were recognized primarily related to adverse developments which occurred during these respective years. See Note 19 to these financial statements for additional discussion on remaining liabilities of our discontinued reinsurance operations.

16.    Phoenix Life Statutory Financial Information and Regulatory Matters

Our insurance subsidiaries are required to file, with state regulatory authorities, annual statements prepared on an accounting basis prescribed or permitted by such authorities.

As of December 31, 2013, statutory surplus differs from equity reported in accordance with U.S. GAAP for life insurance companies primarily as follows:

•	policy acquisition costs are expensed when incurred;

•	surplus notes are included in surplus rather than debt;

•	postretirement benefit expense allocated to Phoenix Life from PNX relates only to vested participants and expense is based on different assumptions and reflect a different method of adoption;

•	life insurance reserves are based on different assumptions; and

•
deferred tax assets are limited to amounts reversing in a specified period with an additional limitation based upon 10% or 15% of statutory surplus, dependent on meeting certain risk-based capital (“RBC”) thresholds.

16.    Phoenix Life Statutory Financial Information and Regulatory Matters (continued)

The information below is taken from the Phoenix Life annual statement filed with state regulatory authorities.

Statutory Financial Data for Phoenix Life: [1]	As of or for the Years Ended December 31,
($ in millions)	2013	2012	2011

Statutory capital, surplus and surplus notes	$597.0	$793.6	$728.8
Asset valuation reserve (“AVR”)	138.2	128.9	116.9
Statutory capital, surplus and AVR [2]	$735.2	$922.5	$845.7
Statutory net gain from operations	$79.8	$160.5	$130.5
Statutory net income (loss)	$(21.0)	$156.2	$95.0
———————

[1]	Amounts in statements filed with state regulatory authorities may differ from audited financial statements.

[2]	Includes all life insurance subsidiaries in consolidation.

In its 2013 annual statement filed with state regulatory authorities, Phoenix Life made $29.9 million of net prior period adjustments which decreased surplus during 2013 as a result of errors found in the previously reported restatement and statutory and U.S. GAAP audits. These adjustments included $33.1 million of net negative prior period adjustments recorded in surplus and net prior period adjustments of $3.2 million in the carrying value of insurance company subsidiaries reflected in the change in net unrealized capital gains. Subsequent to the filing of the 2013 annual statement, Phoenix Life identified $31.1 million of additional net negative prior period adjustments as a result of errors found in the previously reported restatement and statutory and U.S. GAAP audits. These adjustments include $23.0 million of net negative prior period adjustments were recorded in Phoenix Life’s surplus and $8.1 million of net prior period adjustments in the carrying value of insurance company subsidiaries reflected in the change in net unrealized capital gains in the first six months of 2014. Excluded from these adjustments were $37.8 million of positive net prior period adjustments identified by Phoenix Life during the third quarter of 2014. The Company intends to reflect positive net prior period adjustments of $6.5 million in surplus and $31.3 million in the carrying value of insurance company subsidiaries in Phoenix Life’s third quarter 2014 financial statements.

New York Insurance Law requires that New York life insurers report their RBC. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York Insurance Law gives the NYDFS explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries’ RBC was in excess of 250% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2013 and 2012.

Under New York Insurance Law, Phoenix Life is permitted to pay stockholder dividends in any calendar year without prior approval from the NYDFS in the amount of the lesser of 10% of Phoenix Life’s surplus to policyholders as of the immediately preceding calendar year or Phoenix Life’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life declared $74.2 million in dividends in 2013 and under the above formula would be able to pay $58.7 million in dividends in 2014.

17.    Premises and Equipment

Premises and equipment are included in other assets in our consolidated balance sheets.

Cost and Carrying Value of Premises and Equipment:	As of December 31,
($ in millions)	2013		2012
	Cost	Carrying Value	Cost	Carrying Value

Real estate	$99.3	$33.6	$92.0	$27.2
Equipment and software	72.6	12.2	86.7	16.4
Leasehold improvements	0.4	0.2	0.4	0.3
Premises and equipment cost and carrying value	172.3	$46.0	179.1	$43.9
Accumulated depreciation and amortization	(126.3)		(135.2)
Premises and equipment	$46.0		$43.9

Depreciation and amortization expense for premises and equipment for 2013, 2012 and 2011 totaled $8.2 million, $12.0 million and $12.8 million, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $0.6 million, $0.9 million and $1.2 million in 2013, 2012 and 2011, respectively. Future minimum rental payments under non-cancelable operating leases were $6.8 million as of December 31, 2013, payable as follows: in 2014, $0.8 million; in 2015, $0.8 million; in 2016, $0.8 million; in 2017, $0.8 million; in 2018, $0.8 million and thereafter, $2.9 million. All future obligations for leased property of our discontinued operations were assumed by the buyer upon the completion of the sale on June 23, 2010. See Note 15 to these financial statements for additional information.

18.    Related Party Transactions

Capital Contributions

During the years ended December 31, 2013 and 2012, we received a $45.0 million and $0.3 million non-cash capital contributions, respectively. During the year ended December 31, 2011, we received a $10.5 million non-cash capital contribution for the settlement of a related party payable.

Return of Capital

We made return of capital payments to our parent company in the amounts of $74.2 million, $71.8 million and $64.8 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Facility and Services Contracts

Phoenix Life has entered into agreements to provide substantially all general operating expenses related to various subsidiaries of PNX, including rent and employee benefit plan expenses. Expenses are allocated to the respective subsidiaries using specific identification or activity-based costing. Allocated expenses and payable balances related to these agreements with affiliates are as follows:

•
Expenses allocated to Phoenix’s holding company were $67.6 million, $9.3 million and $4.7 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amounts payable to Phoenix Life were $4.8 million and $1.2 million as of December 31, 2013 and 2012, respectively.

•
Expenses allocated to Saybrus were $23.3 million, $19.7 million and $18.7 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amounts payable to Phoenix Life were $6.3 million and $4.9 million as of December 31, 2013 and 2012, respectively.

•
Expenses allocated to Goodwin Capital Advisors, Inc. (“Goodwin”), an indirect wholly owned subsidiary of PNX, were $0.0 million, $0.0 million and $11.7 million for the years ended December 31, 2013, 2012 and 2011, respectively. There were no amounts payable to Phoenix Life as of December 31, 2013 and 2012, respectively.

18.    Related Party Transactions (continued)

Other Related Party Transactions

Prior to November 18, 2011, Goodwin provided investment advisory services to us for a fee. On November 18, 2011, PNX closed on a transaction to sell Goodwin to Conning Holdings Corp. (“Conning Holdings”). Included in the terms of this transaction was a multi-year investment management agreement under which Conning will manage the Company’s publicly-traded fixed income assets. Private placement bond and limited partnership investments previously managed under Goodwin will continue to be managed by us. There were no investment advisory fees incurred by us for Goodwin’s management of general account assets for the year ending December 31, 2013 and 2012. Investment advisory fees were $4.0 million for the year ended December 31, 2011. There were no amounts payable to Goodwin as of December 31, 2013 and 2012, respectively.

1851 Securities, Inc. (“1851”), a wholly owned subsidiary of PM Holdings Inc., is the principal underwriter of our variable life insurance policies and variable annuity contracts. Commissions paid by the Company were $9.3 million, $9.7 million and $10.1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

State Farm Mutual Automobile Insurance Company (“State Farm”) is currently the owner of record of more than 5% of PNX outstanding common stock. In 2013, 2012 and 2011, we incurred $2.6 million, $2.3 million and $2.4 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm agents.

Saybrus provides wholesaling services for our universal life insurance and fixed annuity products. Saybrus Equity Services, Inc. (“Saybrus Equity”), a wholly owned subsidiary of Saybrus, provides wholesaling services for our variable life insurance and variable annuity products. Commissions paid by Saybrus and by Saybrus Equity on our behalf were immaterial as of December 31, 2013, 2012 and 2011, respectively. Commission amounts payable to Saybrus and to Saybrus Equity were immaterial as of December 31, 2013 and 2012, respectively.

Indebtedness due to affiliate

See Note 8 to these financial statements for additional information.

19.     Contingent Liabilities

Litigation and arbitration

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the outcome of our litigation and arbitration matters described below are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.

Securities and Exchange Commission Cease-and-Desist Order

On February 12, 2014, PNX and PHL Variable submitted an Offer of Settlement with the Securities and Exchange Commission (the “SEC”) pursuant to which PNX and PHL Variable consented to the issuance of the form of an Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (the “March 2014 Order”). The March 2014 Order was approved by the SEC on March 21, 2014. Pursuant to the March 2014 Order, PNX and PHL Variable have been directed to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. PNX and PHL Variable each paid a civil monetary penalty in the amount of $375,000 to the U.S. Treasury following the entry of the March 2014 Order.

19.    Contingent Liabilities (continued)

PNX filed the 2012 Form 10-K a day after the date required by the March 2014 Order, filed its third quarter 2012 Form 10-Q eight days after the date required by the March 2014 Order, and announced on June 3, 2014 that it would not file its 2013 Annual Report on Form 10-K by the date required by the March 2014 Order. PHL Variable filed its 2012 Form 10-K ten days after the date required by the March 2014 Order and announced on June 3, 2014 that it would not file its 2013 Annual Report on Form 10- K by the date required by the March 2014 Order. PHL Variable filed its third quarter 2012 Form 10-Q in compliance with the March 2014 Order.

On July 16, 2014, PNX and PHL Variable submitted an Amended Offer of Settlement with the SEC (the “Amended Offer”) pursuant to which PNX and the Company consented to the issuance of the form of an Order Amending Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (the “Amended Order”). Except as amended by the Amended Order, which was approved by the SEC on August 1, 2014, the March 2014 Order remains in effect. PNX and PHL Variable each paid a civil monetary penalty in the amount of $100,000 to the U.S. Treasury following the entry of the Amended Order, and will be required to pay the following additional monetary penalties with respect to a future late filing of any PNX or PHL Variable periodic report covered by the Amended Order: $20,000 per filing for the first week in which a filing is delinquent, plus, for each week or partial week thereafter an additional amount equal to the sum of a) $20,000 and b) $5,000 multiplied by the number of complete weeks that the filing has been delinquent before the week in which the late filing is made. PNX filed its Annual Report on Form 10-K for the year ended December 31, 2013 with the SEC on August 6, 2014 in compliance with the Amended Order.

The following table sets forth the deadlines in the Amended Order for PNX’s SEC periodic reports:

PNX Timetable of SEC Periodic Reports
Form	Period	Amended Deadline
10-K	Year ended December 31, 2013	August 6, 2014
10-Q	Quarterly Period ended March 31, 2013	September 10, 2014
10-Q	Quarterly Period ended June 30, 2013	September 10, 2014
10-Q	Quarterly Period ended September 30, 2013	September 10, 2014
10-Q	Quarterly Period ended March 31, 2014	October 17, 2014
10-Q	Quarterly Period ended June 30, 2014	October 24, 2014
10-Q	Quarterly Period ended September 30, 2014	December 5, 2014

As of the date of filing of these financial statements, PNX believes it will become a timely filer with the filing of its Annual Report on Form 10-K for the year ending December 31, 2014.

The following table sets forth the deadlines in the Amended Order for PHL Variable’s SEC periodic reports:

PHL Variable Timetable of SEC Periodic Reports
Form	Period	Amended Deadline
10-K	Year ended December 31, 2013	August 22, 2014
10-Q	Quarterly Period ended March 31, 2013	September 12, 2014
10-Q	Quarterly Period ended June 30, 2013	September 12, 2014
10-Q	Quarterly Period ended September 30, 2013	September 12, 2014
10-Q	Quarterly Period ended March 31, 2014	October 21, 2014
10-Q	Quarterly Period ended June 30, 2014	October 28, 2014
10-Q	Quarterly Period ended September 30, 2014	December 12, 2014

As of the date of filing of these financial statements, PHL Variable believes it will become a timely filer with the filing of its Annual Report on Form 10-K for the year ending December 31, 2014. PHL Variable filed its Annual Report on Form 10-K for the year ended December 31, 2013 on August 22, 2014 in compliance with the Amended Order.

19.    Contingent Liabilities (continued)

Cases Brought by Policy Investors

On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed suit against Phoenix, Phoenix Life and PHL Variable in the United States District Court for the Central District of California; the case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped Phoenix as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims alleging that Phoenix Life and PHL Variable committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance increases. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.

On August 2, 2012, Lima LS PLC filed a complaint against Phoenix, Phoenix Life, PHL Variable, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that Phoenix Life promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.

Cost of Insurance Cases

By order dated July 12, 2013, two separate classes were certified in an action pending in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) brought by Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, against Phoenix Life. By subsequent order dated August 26, 2013, the court decertified one of the cases. The complaint in the Fleisher Litigation, filed on November 18, 2011, challenges COI rate adjustments implemented by Phoenix Life, which Phoenix Life maintains were based on policy language permitting such adjustments. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of Phoenix Life policies issued in New York and subject to New York law. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.

Phoenix Life’s subsidiary, PHL Variable, has been named as a defendant in four actions challenging its COI rate adjustments implemented concurrently with the Phoenix Life adjustments. These four cases, which are not styled as class actions, have been brought against PHL Variable by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”) and (2-4) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”)); and 4: C.A. No. 1:13-cv-00368-GMS; U.S. Dist. Ct; D. Del., complaint filed on March 6, 2013; the “Delaware Litigation”). The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations have been assigned to the same judge as the Fleisher Litigation, and discovery in these four actions which was coordinated by the court has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014, the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part PHL Variable’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigations, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s motion for summary judgment in its entirety, while granting in part and denying in part PHL Variable’s motion for summary judgment. The Delaware Litigation is proceeding separately and by order dated April 22, 2014 was transferred to the U.S. District Court for the District of Connecticut and assigned a new docket number (C.A. No. 3:14-cv-0555-WWE). The plaintiffs seek damages and attorneys’ fees for breach of contract and other common law and statutory claims.

19.    Contingent Liabilities (continued)

Complaints to state insurance departments regarding PHL Variable’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing PHL Variable to take remedial action in response to complaints by a single policyholder. PHL Variable disagrees with both states’ positions and, on April 30, 2013, Wisconsin commenced an administrative hearing to obtain a formal ruling on its position, which is pending. (OCI Case No. 13- C35362).

Phoenix Life and PHL Variable believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them. The outcome of these matters is uncertain and any potential losses cannot be reasonably estimated.

Regulatory matters

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority, the IRS and other regulatory bodies regularly make inquiries of PNX, Phoenix Life and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, PNX is providing to the SEC certain information and documentation regarding the restatement and the staff of the SEC has indicated to PNX that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.

Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our consolidated financial statements in particular quarterly or annual periods.

State Insurance Department Examinations

During 2012 and 2013, NYDFS conducted its routine quinquennial financial and market conduct examination covering the period ended December 31, 2012 of Phoenix Life. The Connecticut Insurance Department conducted its routine financial examination of PHL Variable and two other Connecticut-domiciled insurance subsidiaries. The NYDFS issued the financial examination portion of its report for Phoenix Life on June 26, 2014. The Connecticut Insurance Department released its financial examination report for PHL Variable on May 28, 2014. We expect to receive final market conduct examination reports in 2014.

In 2013, the Connecticut Insurance Department commenced a market conduct examination of Phoenix Life, PHL Variable and PNX’s two other Connecticut-domiciled insurance subsidiaries. The report from this examination will also be available in 2014.

Unclaimed Property Inquiries

On July 5, 2011, the NYDFS issued a letter (“308 Letter”) requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration’s Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts and to report the results of the use of the data. Additionally, the insurers are required to report on their success in finding and making payments to beneficiaries or escheatment of funds deemed abandoned under state laws. We have substantially completed the work associated with this matter and the remaining amount of claim and interest payments to beneficiaries or state(s) has been recorded in policy liabilities and accruals. In addition, 39 states have indicated their intent to perform an unclaimed property audit of funds deemed abandoned under state laws. The audits are in process.

19.    Contingent Liabilities (continued)

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. A formal plan was adopted to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, Phoenix Life remains subject to claims under contracts that have not been commuted.

Certain discontinued group accident and health reinsurance business was the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. These disputes have been substantially resolved or settled.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience are reasonably possible and could result in our recognition of additional losses or gains in future years. Management believes, based on current information and after consideration of the provisions made in these financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on its financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our results of operations.

Our total policy liabilities and accruals were $38.4 million and $45.3 million as of December 31, 2013 and 2012, respectively. Our total amounts recoverable from retrocessionaires related to paid losses were $0.1 million and $0.7 million as of December 31, 2013 and 2012, respectively. Losses of $1.6 million were recognized in 2013, $10.1 million in 2012 and $18.5 million in 2011 were recognized. During 2012, PNX completed commutations for a total of $30.1 million, substantially reducing its remaining exposure. During 2011, PNX strengthened reserves to reflect developments in the contracts underlying the block.

20.     Other Commitments

We have an agreement with HP Enterprise Services related to the management of our infrastructure services which expires in 2015. The remaining commitments total $28.5 million: $14.2 million in 2014 and $14.3 million in 2015.

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2013, the Company had unfunded commitments of $240.1 million under such agreements, of which $70.0 million is expected to be funded by December 31, 2014. See Note 7 to these financial statements for additional information on VIEs.

In addition, the Company enters into agreements to purchase private placement investments. As of December 31, 2013, the Company had open commitments of $135.6 million under such agreements which are expected to be funded by February 15,  2015.

21.    Subsequent Events

We evaluated events subsequent to December 31, 2013 and through August 29, 2014, the date of issuance of these financial statements. We have determined there have been no events that have occurred that would require adjustments to our financial statements. Significant events requiring additional disclosure are as follows:

Management and Organization Changes

On August 11, 2014, PNX announced the resignation of Douglas C. Miller as Senior Vice President and Chief Accounting Officer of PNX and the appointment of Ernest McNeill, Jr. as Senior Vice President and Chief Accounting Officer of PNX, each effective August 25, 2014.

Dividends

On March 20, 2014, Phoenix Life paid a $14.6 million dividend to PNX.

On May 22, 2014, Phoenix Life paid a $11.9 million dividend to PNX.

Late Filings

On February 28, 2014, PNX filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing that it would be unable to timely file its 2013 Annual Report on Form 10-K with the SEC.

On May 12, 2014 PNX filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing that it would be unable to timely file its Quarterly Report on Form 10-Q for the period ending March 31, 2014 with the SEC.

On August 8, 2014, PNX filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing that it would be unable to timely file its Quarterly Report on Form 10-Q for the period ending June 30, 2014 with the SEC.

Rating Agency Actions

On January 14, 2014, Moody’s Investor Services withdrew all ratings of PNX including the Caa1 senior debt rating of PNX and the Ba2 financial strength rating of the company’s life insurance subsidiaries and the B1 (hyb) debt rating of Phoenix Life’s surplus notes.

On May 20, 2014, Standard & Poor’s Rating Services placed its ‘B-‘, long-term counterparty credit rating on PNX and its ‘BB-‘ long-term counterparty credit and financial strength ratings on Phoenix Life and PHL Variable on credit watch with negative implications.

On August 12, 2014, Standard & Poor’s Rating Services lowered its financial strength ratings on Phoenix Life and PHL Variable to ‘B+’ from ‘BB-‘ and affirmed its ‘B-‘ long-term counterparty credit rating on PNX. They removed the ratings from CreditWatch and assigned a negative outlook. They also affirmed PNX’s long-term counterparty credit rating.

SEC Cease-and-Desist Order

See Note 19 to these financial statements for additional information regarding the SEC Cease-and-Desist Order, as amended.

Part C

Other Information

Item 26.	Exhibits.

(a)	Board of Directors Resolution.

Resolution of the Board of Directors of PHL Variable Insurance Company (the “Depositor”) establishing the PHLVIC Variable Universal Life Account is incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-65823), filed via EDGAR on October 16, 1998.

(b)	Custodian Agreements.

Not applicable.

(c)	Underwriting Contracts.

(1)	Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation, dated November 1, 2000 is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

(2)	Form of Broker Dealer Supervisory and Service Agreement among Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of policies is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-119919), filed via EDGAR on February 9, 2005.

(3)	Principal Underwriting and Distribution Agreement between PHL Variable Insurance Company and Phoenix Equity Planning Corporation, dated February 5, 2009, is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(4)	Amended and Restated Principal Underwriting and Distribution Agreement between PHL Variable Insurance Company and 1851 Securities, Inc. dated January 1, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 6 on Form N-6 (File No. 333-143656), filed via EDGAR on April 26, 2012.

(d)	Contracts.

(1)	Flexible Premium Variable Universal Life Insurance Policy, Form No. 07VUL, of Depositor *

(2)	No Lapse Guarantee Rider (Form No. 07NLGR) to Policy Form No. 07VUL *

(3)	Individual Increasing Term Rider (form No. 06ITR) Policy Form No. 07VUL *

(4)	Individual Level Term Rider (form No. 07LTR) to Policy Form No. 07VUL *

(5)	Alternate Surrender Value Rider (Form No. 07ASVR) to Policy Form No. 07VUL *

(6)	Overloan Protection Rider (Form No. 060LR) to Policy Form No. 07VUL *

(7)	Phoenix LifePlan Options Rider (Form No. 06LPOR) to Policy Form No. 07VUL *

(8)	Disability Payment of Specified Premium Rider (06DPR) to Policy Form No. 07VUL *

(9)	Accelerated Benefit Rider (VR59) to Policy Form No. 07VUL *

(10)	Healthy Measure Reward Endorsement (Form No. 06UE) to Policy Form No. 07VUL *

(11)	Healthy Measure Reward Endorsement (Form No. 07UE) to Policy Form No. 07VUL *

(12)	Enhanced Dollar Cost Averaging Amendment (Form No. VR73) to Policy Form No. 07VUL *

*	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on November 7, 2007.

(e)	Applications.

Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on November 7, 2007.

(f)	Depositor’s Certificate of Incorporation and Bylaws.

(1)	Amended and Restated Certificate of Incorporation of PHL Variable Insurance Company is incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-81458), filed via EDGAR on January 28, 2002.

(2)	Bylaws of PHL Variable Insurance Company as amended and restated effective May 16, 2002 is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

(g)	Reinsurance Contracts.

Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on November 7, 2007.

(h)	Participation Agreements.

	(1)	(a)	Amended and Restated Fund Participation Agreement dated April 4, 2008 among PHL Variable Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, LLP and Columbia Management Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

		(b)	Consent to Assignment of Participation Agreement effective March 29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and PHL Variable Insurance Company to RiverSource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(2)	(a)	Participation Agreement as of May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

		(b)	Amendment to Participation Agreement as of May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

		(c)	Amendment to Participation Agreement as of May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

		(d)	Amendment No. 3 to Participation Agreement as of May 1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

		(e)	Amendment No. 4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

		(f)	Amendment No. 5 to Participation Agreement as of March 1, 2008 by and among Franklin Templeton Variable Insurance Products Trust, Franklin /Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance, Phoenix Life and Annuity Company and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

		(g)	Amendment No. 6 to Participation Agreement as of September 20, 2010 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company (“PHLVIC”), Phoenix Life Insurance Company (“PLIC”), Phoenix Life and Annuity Company (“PLAC”), and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

	(3)	(a)	Fund Participation Agreement dated July 15, 1999, among PHL Variable Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

		(b)	Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and PHL Variable Insurance Company, incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(c)	First Addendum to Fund Participation Agreement dated January 19, 2010 by and between PHL Variable Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”), incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(4)	(a)	Fund Participation Agreement dated July 19, 1999 among BT Insurance Funds Trust, Bankers Trust Company, and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

	(b)	Amendment No. 1 to the Participation Agreement dated April 20, 2001 among Deutsche Asset Management VIT Funds (formerly BT Insurance Funds Trust), Bankers Trust Company and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

	(c)	Amendment No. 2 to the Participation Agreement dated October 29, 2001 among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

	(d)	Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July 19, 1999 among PHL Variable Insurance Company, DWS Investments VIT Funds (formerly Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(5)	Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management. Inc. is incorporated by reference to Post Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(6)	(a)	Amended and Restated Participation Agreement dated April 1, 2008 by and among PHL Variable Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV and Variable Insurance Products Fund V is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

	(b)	Amendment No. 1, dated August 1, 2009, to the Amended and Restated Participation Agreement among PHL Variable Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated April 1, 2008, is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(7)	(a)	Participation Agreement dated March 29, 2001 among PHL Variable Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

	(b)	Amendment No. 1 to Participation Agreement dated February 1, 2008 by and among AIM Variable Insurance Funds, AIM Distributors, Inc., PHL Variable Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

	(c)	Amendment No. 2 effective April 30, 2010 to Participation Agreement dated as of March 29, 2001, by and among AIM Variable Insurance Funds (“AVIF”), AIM Distributors, Inc., PHL Variable Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2011.

	(d)	Amendment No. 3 effective September 20, 2010 to Participation Agreement dated March 29, 2001 by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc., PHL Variable Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2011.

(8)	(a)	Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6, (File No. 333-119916), filed via EDGAR on August 14, 2006.

	(b)	Amendment No. 1 to Participation Agreement dated February 1, 2008 among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(9)	(a)	Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Phoenix Life and Annuity Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

	(b)	Amendment No. 1 to Participation Agreement dated February 1, 2008 by and among PHL Variable Insurance Company, Phoenix Life and Annuity Company, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC, is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

	(c)	Novation of and Amendment to Participation Agreement made August 24, 2011 by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, PHL Variable Insurance Company; and Phoenix Life and Annuity Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 6 on Form N-6 (File No. 333-143656), filed via EDGAR on April 26, 2012.

(10)	Fund Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Phoenix Life and Annuity Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc. is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(11)	Participation Agreement dated April 14, 2005 among PHL Variable Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor, LLC is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

(12)	Participation Agreement as of November 5, 2010 among Virtus Variable Insurance Trust, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and 1851 Securities, Inc., is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(13)	Participation Agreement dated September 7, 2007 among PHL Variable Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N- 4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(14)	(a)	Participation Agreement dated February 1, 2008, among PHL Variable Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

	(b)	Consent to Assignment of Participation Agreement effective February 1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., PHL Variable Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Registrant’s Post-Effective Amendment No. 3 on Form N-6 (File No. 333-143656), filed via EDGAR on April 22, 2009.

	(c)	Amendment of September 20, 2010 to Participation Agreement dated February 1, 2008, by and among Summit Mutual Funds, Inc., Ameritas Investment Corp., PHL Variable Insurance Company and Phoenix Equity Planning Corporation as amended by a consent to assignment dated December 12, 2008 from Ameritas Investment Corp. to Calvert Distributors, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 on Form N-6 (File No. 333-143656), filed Via EDGAR on April 29, 2011.

(15)	Amended and Restated Participation Agreement of November 19, 2010 by and among Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”), Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(i)	Administrative Contracts.

	(1)	(a) Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between PHL Variable Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September 7, 2007.

(b) Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement by and between PHL Variable Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September 7, 2007.

(c) Amendment dated January 1, 2008 to Amended and Restated Administration and Accounting Services Agreement by and between PHL Variable Insurance Company and PNC Global Investment Servicing (U.S.) Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 6 on Form N-6 (File No. 333-143656), filed via EDGAR on April 26, 2012.

(j)	Other Material Contracts.

	(1)	Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Wanger Advisors Trust and The Universal Institutional Funds are incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

	(2)	Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2, among Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

	(3)	Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company, Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

	(4)	Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(5)	Rule 22c-2 Shareholder Information Agreement dated as of November 5, 2010 by and among VP Distributors, Inc. (“Fund Agent”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (together “Insurance Company”), and 1851 Securities, Inc. (“1851”) incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

	(6)	Distribution and Administrative Services Agreement dated as of November 5, 2010 among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, Inc. (“VPD”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and 1851 Securities, Inc., is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

	(7)	Investment Performance Calculation Agreement as of November 5, 2010 by and among The Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, (collectively, “Phoenix”) and Virtus Partners, Inc. (“Virtus”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(k)	Legal Opinion.

Opinion and consent of Counsel, filed herewith.

(l)	Actuarial Opinion.

Not applicable.

(m)	Calculation.

Not applicable.

(n)	Other Opinions.

	(1)	Consents of Independent Registered Public Accounting Firm, filed herewith.

	(2)	Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 (File No. 333-123040), filed via EDGAR on November 18, 2014.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

SEC Rule 6e-3 (T) administrative procedures memo is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

Item 27.	Directors and Officers of the Depositor.

Name	Position

John H. Beers	Vice President and Secretary

William B. Moorcroft*	Chief Compliance Officer of Separate Account

Thomas M. Buckingham	Director, Executive Vice President

Edward W. Cassidy	Director

Naomi B. Kleinman	Vice President and Treasurer

Bonnie J. Malley	Executive Vice President and Chief Financial Officer

Ernest McNeill, Jr.	Senior Vice President and Chief Accounting Officer

James D. Wehr	President

Christopher M. Wilkos	Director, Executive Vice President and Chief Investment Officer

*	This individual is not an officer of the Depositor.

The business address of these individuals is One American Row, Hartford, CT 06102-5056

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Phoenix Companies, Inc. (100%) Delaware

Phoenix Distribution Holding Company (100%) Connecticut

Phoenix Investment Management Company (100%) Connecticut

Phoenix National Trust Holding Company (100%) Connecticut

PML International Insurance Limited (100%) Bermuda

Saybrus Partners, Inc. (85.456%) Delaware

Saybrus Holdings, Inc. (100%) Delaware

Saybrus Equity Services, Inc. (100%) Delaware

Phoenix Life Insurance Company (100%) New York

Holland Re Holdings, LLC (100%)

Next Generation Ventures LLC (50%) Connecticut

Phoenix Life Separate Account B (100%) New York

Phoenix Life Separate Account C (100%) New York

Phoenix Life Separate Account D (100%) New York

Phoenix Life Variable Accumulation Account (100%) New York

Phoenix Life Variable Universal Life Account (100%) New York

PM Holdings, Inc. (100%) Connecticut

1851 Securities, Inc. (100%) Delaware

American Phoenix Life and Reassurance Company (100%) Connecticut

PHL Variable Insurance Company (100%) Connecticut

PHL Variable Accumulation Account (100%) Connecticut

PHL Variable Accumulation Account II (100%) Connecticut

PHL Variable Separate Account MVA1 (100%) Connecticut

PHLVIC Variable Universal Life Account (100%) Connecticut

Phoenix Founders, Inc. (100%) Connecticut

Phoenix Life and Annuity Company (100%) Connecticut

Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut

Phoenix New England Trust Holding Company (100%) Connecticut

Phoenix Variable Advisors, Inc. (100%) Delaware

The only companies that file consolidated financial statements with the Securities and Exchange Commission (“SEC”) are The Phoenix Companies, Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHLVIC Variable Universal Life Account, PHL Variable Separate Account MVA1 and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

Item 29.	Indemnification.

Section 33-779 of the Connecticut General Statutes states that: “a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by sections 33-770 to 33-778, inclusive.”

Article VI. Indemnification. Section 6.01 of the Bylaws of the Depositor (as amended and restated effective May 16, 2002) provides that: “Each director, officer or employee of the company, and his heirs, executors or administrators, shall be indemnified or reimbursed by the company for all expenses necessarily incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a director, officer or employee of the company, or of any other company which he was serving as a director or officer at the request of the company, except in relation to matters as to which such director, officer or employee is finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such director, officer or employee. The foregoing right of indemnification or reimbursement shall not be exclusive of any other rights to which he may be entitled under any statute, Bylaw, agreement, vote of shareholders or otherwise.”

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter.

1.	1851 Securities, Inc. (“1851 Securities”)

(a)	1851 Securities serves as the principal underwriter for the following entities:

Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHLVIC Variable Universal Life Account, PHL Variable Separate Account MVA1, Phoenix Life Separate Account B, Phoenix Life Separate Account C, and Phoenix Life Separate Account D.

(b)	Directors and Executive Officers of 1851 Securities

Name	Position
John H. Beers	Director, President and Chief Executive Officer
William B. Moorcroft	Assistant Vice President and Chief Compliance Officer
Thomas M. Buckingham	Director and Chairman
Susan L. Guazzelli	Second Vice President and Treasurer
Bonnie J. Malley	Director
Gina C. O’Connell	Director and Senior Vice President
Gary C. Tebbetts	Chief Financial Officer

The business address of these individuals is One American Row, Hartford, CT 06102-5056.

(c) 1851 Securities received no compensation from the Registrant during the last fiscal year for sales of the contract.

Item 31.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of PHL Variable Insurance Company located at One American Row, Hartford, CT 06102-5056.

Item 32.	Management Services.

All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 33.	Fee Representation.

Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, PHL Variable Insurance Company represents that the fees and charges to be deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by PHL Variable Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, PHLVIC Variable Universal Life Account has caused this Post-Effective Amendment No. 7 to Registration Statement No. 333-143656 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Hartford and State of Connecticut on this 18th day of November, 2014.

PHLVIC Variable Universal Life Account (Registrant)

By:
* James D. Wehr President of PHL Variable Insurance Company

PHL Variable Insurance Company

By:
* James D. Wehr President

By:	/s/ Kathleen A. McGah
* Kathleen A. McGah * As Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 7 has been signed below by the following persons in the capacities indicated on November 18, 2014.

Signature	Title

*Thomas M. Buckingham	Director

*Edward W. Cassidy	Director

*Bonnie J. Malley	Chief Financial Officer

*Ernest McNeill, Jr.	Chief Accounting Officer

*James D. Wehr	President

*Christopher M. Wilkos	Director

By:	/s/ Kathleen A. McGah
* Kathleen A. McGah * As Attorney-in-Fact pursuant to Powers of Attorney.

Exhibit Index

Exhibit 26 (k)	Opinion and Consent of Counsel

Exhibit 26(n)(1)	Consents of Independent Registered Public Accounting Firm